Prospectus

Class A, B and C Shares

December 23, 2003

 GOLDMAN SACHS DOMESTIC EQUITY FUNDS

■ Goldman Sachs Balanced Fund

■  Goldman Sachs Research Select FundSM

■  Goldman Sachs Capital Growth Fund

■  Goldman Sachs Growth and Income Fund

■  Goldman Sachs Large Cap Value Fund

■  Goldman Sachs Strategic Growth Fund

■  Goldman Sachs Concentrated Growth Fund

■  Goldman Sachs Mid Cap Value Fund

■  Goldman Sachs Growth Opportunities Fund

■ Goldman Sachs Small Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Balanced, Research Select, Capital Growth, Growth and Income, Large Cap Value, Strategic Growth, Concentrated Growth, Mid Cap Value, Growth Opportunities and Small Cap Value Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

VALUE STYLE FUNDS

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:

■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:

■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

GSAM’s Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

Fund Investment Objectives and Strategies

Goldman Sachs Balanced Fund

FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large-cap U.S. equity investments and fixed-income securities

Investment Style:	Asset Allocation, with growth and value (blend) equity components

Symbols:	Class A: GSBFX, Class B: GSBBX, Class C: GSBCX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds).

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

Goldman Sachs Balanced Fund continued

Equity Investments. The Fund invests, under normal circumstances, between 45% and 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. Although the Fund’s equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its Total Assets in foreign equity investments, including issuers in countries with emerging markets or economies (“emerging countries”) and equity investments quoted in foreign currencies. A portion of the Fund’s portfolio of equity investments may be selected primarily to provide current income (including interests in real estate investment trusts (“REITs”), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in fixed-income senior securities. The remainder of the Fund’s assets are invested in other fixed-income securities and cash.

The Fund’s fixed-income securities primarily include:

■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Research Select Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	A focused portfolio of U.S. equity investments that offer the potential for long-term capital appreciation

Investment Style:	Growth and Value blend

Symbols:	Class A: GSRAX, Class B: GSRBX, Class C: GSRCX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a focused portfolio of U.S. equity investments.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by the Investment Adviser to be positioned for long-term growth or are positioned as value opportunities which, in the Investment Adviser’s view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Fund may invest in securities of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs Research Select Fund continued

A committee of portfolio managers representing the Investment Adviser’s Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Fund. The Investment Adviser will rely on research generated by the portfolio managers/analysts that comprise the Investment Adviser’s Value and Growth investment teams.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

Symbols:	Class A: GSCGX, Class B: GSCBX, Class C: GSPCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbols:	Class A: GSGRX, Class B: GSGBX, Class C: GSGCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Large Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbols:	Class A: GSLAX, Class B: GSVBX, Class C: GSVCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $869 million and $242 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs Strategic Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

Symbols:	Class A: GGRAX, Class B: GSWBX, Class C: GGRCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Concentrated Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Concentrated portfolio of U.S. equity investments that offer long-term capital growth potential

Investment Style:	Growth

Symbols:	Class A: GCGAX, Class B: GCGBX, Class C: GCGCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term growth.

The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 10% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940, and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Concentrated Growth Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Goldman Sachs Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbols:	Class A: GCMAX, Class B: GCMBX, Class C: GCMCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $869 million and $12.5 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell Midcap® Growth

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

Symbols:	Class A: GGOAX, Class B: GGOBX, Class C: GGOCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs Small Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbols:	Class A: GSSMX, Class B: GSQBX, Class C: GSSCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $51 million and $1.9 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

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Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these tech-niques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Research	Capital	Growth
of the Fund	Balanced	Select	Growth	and Income
— Not permitted	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	15	—	—	—
Cross Hedging of Currencies	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•
Equity Swaps*	15	15	15	15
Foreign Currency Transactions**	•[1]	•	•	•
Futures Contracts and Options on Futures Contracts	•	•	•	•
Interest Rate Caps, Floors and Collars	•	—	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10
Loan Participations	•	—	—	—
Mortgage Dollar Rolls	•	—	—	—
Options on Foreign Currencies[2]	•	•	•	•
Options on Securities and Securities Indices[3]	•	•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25	25
Unseasoned Companies	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
[1]	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
[2]	The Funds may purchase and sell call and put options.
[3]	The Funds may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small Cap
Value	Growth	Growth	Value	Opportunities	Value
Fund	Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	—	—	—	—
•	•	•	•	•	•
•	•	•	•	•	•
15	15	15	15	15	15
•	•	•	•	•	•
•	•	•	•	•	•
—	—	—	—	—	—
10	10	10	10	10	10
—	—	—	—	—	—
—	—	—	—	—	—
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	—	—	—	—	—
33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
25	25	25	25	25	25
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies			Research		Capital		Growth
of the Fund	Balanced		Select		Growth		and Income
— Not permitted	Fund		Fund		Fund		Fund

Investment Securities
American, European and Global Depositary Receipts	•		•		•		•
Asset-Backed and Mortgage-Backed Securities[4]	•		—		•		•
Bank Obligations[4]	•		•		•		•
Convertible Securities[5]	•		•		•		•
Corporate Debt Obligations[4]	•		•		•		•
Equity Investments	45-65		80	+	90	+	65	+
Emerging Country Securities	10	[6]	20	[6]	10	[6]	25	[6]
Fixed-Income Securities[7]	35-45	[8,11]	20		•		35
Foreign Securities	20	[6]	20	[6]	10	[6]	25	[6]
Foreign Government Securities[4]	10	[11]	—		—		—
Municipal Securities	•		—		—		—
Non-Investment Grade Fixed-Income Securities	10	[12]	10	[13]	10	[13]	10	[13]
Real Estate Investment Trusts (“REITs”)	•		•		•		•
Stripped Mortgage Backed Securities[4]	•		—		—		—
Structured Securities*	•		•		•		•
Temporary Investments	100		100		100		100
U.S. Government Securities[4]	•		•		•		•
Yield Curve Options and Inverse Floating Rate Securities	•		—		—		—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[4]	Limited by the amount the Fund invests in fixed income securities.

[5]	Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”). The Research Select Fund has no minimum rating criteria. All other Funds use the same rating criteria for convertible and non-convertible debt securities.
[6]	The Balanced, Capital Growth, Growth and Income, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in the aggregate up to 20%, 10%, 25%, 10%, 10% and 10%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Research Select, Large Cap Value, Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 20%, 25%, 25% and 25%, respectively, of their Net Assets in foreign securities, including emerging country securities.
[7]	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed-Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or have a comparable rating by another NRSRO).
[8]	The Balanced Fund invests at least 25% of its Total Assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.
[9]	The Mid Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (2) fixed-income securities.

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap		Strategic		Concentrated		Mid Cap		Growth		Small Cap
Value		Growth		Growth		Value		Opportunities		Value
Fund		Fund		Fund		Fund		Fund		Fund

•		•		•		•		•		•
•		•		•		•		•		•
•		•		•		•		•		•
•		•		•		•		•		•
•		•		•		•		•		•
80	+	90	+	90	+	80	+	90	+	80	+
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	25	[6]
20		•		10		20	[9]	•		20	[10]
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	25	[6]
—		—		—		—		—		—
—		—		—		—		—		—
10	[13]	10	[13]	—		10	[14]	10	[13]	20	[13]
•		•		•		•		•		•
—		—		—		—		—		—
•		•		•		•		•		•
100		100		100		100		100		100
•		•		•		•		•		•
—		—		—		—		—		—

[10]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.
[11]	The Balanced Fund may invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities.
[12]	Must be at least BB or B by Standard & Poor’s, Ba or B by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[13]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[14]	Must be B or higher by Standard & Poor’s, B or higher by Moody’s or have a comparable rating by another NRSRO at the time of investment.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Growth
		Research	Capital	and
• Applicable	Balanced	Select	Growth	Income
— Not applicable	Fund	Fund	Fund	Fund

Credit/ Default	•	•	•	•
Foreign	•	•	•	•
Emerging Countries	•	•	•	•
Stock	•	•	•	•
Derivatives	•	•	•	•
Interest Rate	•	•	•	•
Management	•	•	•	•
Market	•	•	•	•
Liquidity	•	•	•	•
Investment Style	•	•	•	•
Mid Cap and Small Cap	—	•	—	—
Initial Public Offering (“IPO”)	—	•	—	—
Non-Diversification	—	—	—	—

PRINCIPAL RISKS OF THE FUNDS

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small Cap
Value	Growth	Growth	Value	Opportunities	Value
Fund	Fund	Fund	Fund	Fund	Fund

•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
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All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

PRINCIPAL RISKS OF THE FUNDS

■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Non-diversification Risk—The Concentrated Growth Fund is not diversified, which means it may invest a larger percentage of its assets in fewer issuers than a “diversified” mutual fund. Under normal circumstances, the Fund intends to invest in approximately 30-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. The Concentrated Growth Fund commenced operations on September 3, 2002. Since this Fund does not have a full calendar year’s performance, no performance is provided in this section.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +9.31%. Best Quarter* Q2 ’97 +9.92% Worst Quarter* Q3 ’98 -8.71%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Class A (Inception 10/12/94)
Returns Before Taxes	-15.01%	-1.66%	6.21%
Returns After Taxes on Distributions**	-15.94%	-3.06%	4.24%
Returns After Taxes on Distributions and Sale of Fund Shares**	-9.20%	-1.89%	4.21%
S&P 500® Index***	-22.10%	-0.59%	9.90%
Lehman Brothers Aggregate Bond Index****	10.25%	7.54%	8.41%

Class B (Inception 5/1/96)
Returns Before Taxes	-15.22%	-1.69%	3.52%
S&P 500® Index***	-22.10%	-0.59%	6.15%
Lehman Brothers Aggregate Bond Index****	10.25%	7.54%	8.02%

Class C (Inception 8/15/97)
Returns Before Taxes	-11.66%	-1.29%	-0.91%
S&P 500® Index***	-22.10%	-0.59%	0.47%
Lehman Brothers Aggregate Bond Index****	10.25%	7.54%	7.87%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

Research Select Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +13.56%. Best Quarter* Q4 ’01 +13.33% Worst Quarter* Q3 ’01 -23.32%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Class A (Inception 6/19/00)
Returns Before Taxes	-33.06%	-25.93%
Returns After Taxes on Distributions**	-33.06%	-25.93%
Returns After Taxes on Distributions and Sale of Fund Shares**	-20.30%	-19.68%
S&P 500 Index***	-22.10%	-17.51%

Class B (Inception 6/19/00)
Returns Before Taxes	-33.13%	-25.71%
S&P 500 Index***	-22.10%	-17.51%

Class C (Inception 6/19/00)
Returns Before Taxes	-30.31%	-24.82%
S&P 500 Index***	-22.10%	-17.51%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deductions for fees, expenses or taxes.

From June 19, 2000 to September 22, 2002, under normal circumstances, the Fund purchased only equity securities that were included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. On September 23, 2002, certain changes to the Fund’s portfolio management team and principal investment strategies became effective, and the Fund no longer invests in the U.S. Select List which has been discontinued.

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +12.63%. Best Quarter* Q4 ’98 +24.31% Worst Quarter* Q3 ’01 -16.54%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2002	1 Year	5 Years	10 Years	Inception

Class A (Inception 4/20/90)
Returns Before Taxes	-29.03%	-1.11%	8.23%	10.10%
Returns After Taxes on Distributions**	-29.03%	-1.97%	5.45%	7.41%
Returns After Taxes on Distributions and Sale of Fund Shares**	-17.83%	-0.70%	5.71%	7.40%
Russell 1000 Growth Index***	-27.88%	-3.84%	6.71%	N/A*****
S&P 500® Index****	-22.10%	-0.59%	9.34%	10.28%

Class B (Inception 5/1/96)
Returns Before Taxes	-29.19%	-1.13%	N/A	5.73%
Russell 1000 Growth Index***	-27.88%	-3.84%	N/A	3.04%
S&P 500® Index****	-22.10%	-0.59%	N/A	6.15%

Class C (Inception 8/15/97)
Returns Before Taxes	-26.23%	-0.71%	N/A	0.51%
Russell 1000 Growth Index***	-27.88%	-3.84%	N/A	-2.96%
S&P 500® Index****	-22.10%	-0.59%	N/A	0.47%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Effective December 1, 2003, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s benchmark. The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies with higher price to earnings ratios and higher forecasted growth values compared to the S&P 500. In the Investment Adviser’s opinion, the Russell 1000 Growth Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
*****	For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund’s inception.

FUND PERFORMANCE

Growth and Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +10.21%. Best Quarter* Q2 ’97 +15.18% Worst Quarter* Q3 ’98 -16.97%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Class A (Inception 2/5/93)
Returns Before Taxes	-16.48%	-6.75%	5.70%
Returns After Taxes on Distributions**	-16.93%	-7.33%	4.30%
Returns After Taxes on Distributions and Sale of Fund Shares**	-10.11%	-5.43%	4.18%
S&P 500® Index***	-22.10%	-0.59%	9.13%

Class B (Inception 5/1/96)
Returns Before Taxes	-16.64%	-6.75%	1.05%
S&P 500® Index***	-22.10%	-0.59%	6.15%

Class C (Inception 8/15/97)
Returns Before Taxes	-13.14%	-6.40%	-5.99%
S&P 500® Index***	-22.10%	-0.59%	0.47%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +10.60%. Best Quarter* Q3 ’00 +8.56% Worst Quarter* Q3 ’02 -14.21%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Class A (Inception 12/15/99)
Returns Before Taxes	-17.14%	-4.70%
Returns After Taxes on Distributions**	-17.45%	-4.94%
Returns After Taxes on Distributions and Sale of Fund Shares**	-10.52%	-3.83%
Russell 1000® Value Index***	-15.52%	-4.47%

Class B (Inception 12/15/99)
Returns Before Taxes	-17.33%	-4.65%
Russell 1000® Value Index***	-15.52%	-4.47%

Class C (Inception 12/15/99)
Returns Before Taxes	-13.84%	-3.68%
Russell 1000® Value Index***	-15.52%	-4.47%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

FUND PERFORMANCE

Strategic Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +13.61%. Best Quarter* Q4 ’01 +11.53% Worst Quarter* Q3 ’01 -18.28%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Class A (Inception 5/24/99)
Returns Before Taxes	-31.44%	-11.65%
Returns After Taxes on Distributions**	-31.44%	-11.65%
Returns After Taxes on Distributions and Sale of Fund Shares**	-19.30%	-9.00%
Russell® 1000 Growth Index***	-27.88%	-14.78%

Class B (Inception 5/24/99)
Returns Before Taxes	-31.61%	-11.68%
Russell® 1000 Growth Index***	-27.88%	-14.78%

Class C (Inception 5/24/99)
Returns Before Taxes	-28.78%	-10.89%
Russell® 1000 Growth Index***	-27.88%	-14.78%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell® 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Mid Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +11.90%. Best Quarter* Q2 ’99 +21.13% Worst Quarter* Q3 ’98 -20.87%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Class A (Inception 8/15/97)
Returns Before Taxes	-10.32%	4.35%	4.40%
Returns After Taxes on Distributions**	-10.90%	3.16%	2.53%
Returns After Taxes on Distributions and Sale of Fund Shares**	-5.98%	3.10%	2.79%
Russell Midcap® Value Index***	-9.64%	2.96%	4.64%

Class B (Inception 8/15/97)
Returns Before Taxes	-10.50%	4.37%	4.58%
Russell Midcap® Value Index***	-9.64%	2.96%	4.64%

Class C (Inception 8/15/97)
Returns Before Taxes	-6.76%	4.76%	4.77%
Russell Midcap® Value Index***	-9.64%	2.96%	4.64%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

FUND PERFORMANCE

Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +18.60%. Best Quarter* Q4 ’01 +24.17% Worst Quarter* Q3 ’01 -22.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Class A (Inception 5/24/99)
Returns Before Taxes	-31.19%	9.81%
Returns After Taxes on Distributions**	-31.19%	9.26%
Returns After Taxes on Distributions and Sale of Fund Shares**	-19.15%	7.79%
Russell Midcap® Growth Index***	-27.41%	-8.45%

Class B (Inception 5/24/99)
Returns Before Taxes	-31.36%	10.24%
Russell Midcap® Growth Index***	-27.41%	-8.45%

Class C (Inception 5/24/99)
Returns Before Taxes	-28.45%	10.72%
Russell Midcap® Growth Index***	-27.41%	-8.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +22.28%. Best Quarter* Q2 ’99 +30.13% Worst Quarter* Q3 ’98 -32.23%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2002	1 Year	5 Years	10 Years	Inception

Class A (Inception 10/22/92)
Returns Before Taxes	-12.66%	2.52%	8.10%	9.42%
Returns After Taxes on Distributions**	-12.71%	2.05%	6.87%	8.20%
Returns After Taxes on Distributions and Sale of Fund Shares**	-7.76%	1.79%	6.11%	7.29%
Russell 2000® Value Index***	-11.43%	2.71%	10.85%	11.98%

Class B (Inception 5/1/96)
Returns Before Taxes	-12.84%	2.49%	N/A	6.74%
Russell 2000® Value Index***	-11.43%	2.71%	N/A	8.32%

Class C (Inception 8/15/97)
Returns Before Taxes	-9.14%	2.86%	N/A	3.99%
Russell 2000® Value Index***	-11.43%	2.71%	N/A	4.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	Balanced Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.48%		0.48%		0.48%

Total Fund Operating Expenses*	1.38%		2.13%		2.13%

See page 47 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Balanced Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.15%	1.90%	1.90%

Fund Fees and Expenses continued

	Research Select Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.33%		0.33%		0.33%

Total Fund Operating Expenses*	1.58%		2.33%		2.33%

See page 47 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Research Select Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.50%	2.25%	2.25%

FUND FEES AND EXPENSES

	Capital Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.23%		0.23%		0.23%

Total Fund Operating Expenses*	1.48%		2.23%		2.23%

See page 47 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Capital Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[7]	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.39%	2.14%	2.14%

Fund Fees and Expenses continued

	Growth and Income Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.70%		0.70%		0.70%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.29%		0.29%		0.29%

Total Fund Operating Expenses*	1.24%		1.99%		1.99%

See page 47 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Growth and Income Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.24%	0.24%	0.24%

Total Fund Operating Expenses (after current expense limitations)	1.19%	1.94%	1.94%

FUND FEES AND EXPENSES

	Large Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.30%		0.30%		0.30%

Total Fund Operating Expenses*	1.30%		2.05%		2.05%

See page 47 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Large Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.25%	2.00%	2.00%

Fund Fees and Expenses continued

	Strategic Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.37%		0.37%		0.37%

Total Fund Operating Expenses*	1.62%		2.37%		2.37%

See page 47 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Strategic Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.44%	2.19%	2.19%

FUND FEES AND EXPENSES

	Concentrated Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	1.40%		1.40%		1.40%

Total Fund Operating Expenses*	2.65%		3.40%		3.40%

See page 47 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Concentrated Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[6]:
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current expense limitations)	1.48%	2.23%	2.23%

Fund Fees and Expenses continued

	Mid Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.25%		0.25%		0.25%

Total Fund Operating Expenses*	1.25%		2.00%		2.00%

See page 47 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Mid Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.25%	2.00%	2.00%

FUND FEES AND EXPENSES

	Growth Opportunities Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.28%		0.28%		0.28%

Total Fund Operating Expenses*	1.53%		2.28%		2.28%

See page 47 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Growth Opportunities Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.28%	0.28%	0.28%

Total Fund Operating Expenses (after current expense limitations)	1.53%	2.28%	2.28%

Fund Fees and Expenses continued

	Small Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.27%		0.27%		0.27%

Total Fund Operating Expenses*	1.52%		2.27%		2.27%

See page 47 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Small Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.50%	2.25%	2.25%

FUND FEES AND EXPENSES

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, which we describe below, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2003.
[7]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Capital Growth Fund equal to 0.05% of the Fund’s average daily net assets. As a result of fee waivers, the current management fee of the Capital Growth Fund is 0.95% of the Fund’s average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.
[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages (rounded) of each Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.06%
Research Select	0.06%
Capital Growth	0.00%
Growth and Income	0.05%
Large Cap Value	0.06%
Strategic Growth	0.00%
Concentrated Growth	0.04%
Mid Cap Value	0.10%
Growth Opportunities	0.11%
Small Cap Value	0.06%

Fund Fees and Expenses continued
Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced
Class A Shares	$683	$963	$1,264	$2,116
Class B Shares
– Assuming complete redemption at end of period	$716	$967	$1,344	$2,271
– Assuming no redemption	$216	$667	$1,144	$2,271
Class C Shares
– Assuming complete redemption at end of period	$316	$667	$1,144	$2,462
– Assuming no redemption	$216	$667	$1,144	$2,462

Research Select
Class A Shares	$702	$1,021	$1,363	$2,325
Class B Shares
– Assuming complete redemption at end of period	$736	$1,027	$1,445	$2,479
– Assuming no redemption	$236	$727	$1,245	$2,479
Class C Shares
– Assuming complete redemption at end of period	$336	$727	$1,245	$2,666
– Assuming no redemption	$236	$727	$1,245	$2,666

Capital Growth
Class A Shares	$692	$992	$1,313	$2,221
Class B Shares
– Assuming complete redemption at end of period	$726	$997	$1,395	$2,376
– Assuming no redemption	$226	$697	$1,195	$2,376
Class C Shares
– Assuming complete redemption at end of period	$326	$697	$1,195	$2,565
– Assuming no redemption	$226	$697	$1,195	$2,565

Growth and Income
Class A Shares	$669	$922	$1,194	$1,967
Class B Shares
– Assuming complete redemption at end of period	$702	$924	$1,273	$2,123
– Assuming no redemption	$202	$624	$1,073	$2,123
Class C Shares
– Assuming complete redemption at end of period	$302	$624	$1,073	$2,317
– Assuming no redemption	$202	$624	$1,073	$2,317

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

Large Cap Value
Class A Shares	$675	$939	$1,224	$2,032
Class B Shares
– Assuming complete redemption at end of period	$708	$943	$1,303	$2,187
– Assuming no redemption	$208	$643	$1,103	$2,187
Class C Shares
– Assuming complete redemption at end of period	$308	$643	$1,103	$2,379
– Assuming no redemption	$208	$643	$1,103	$2,379

Strategic Growth
Class A Shares	$706	$1,033	$1,383	$2,366
Class B Shares
– Assuming complete redemption at end of period	$740	$1,039	$1,465	$2,520
– Assuming no redemption	$240	$739	$1,265	$2,520
Class C Shares
– Assuming complete redemption at end of period	$340	$739	$1,265	$2,706
– Assuming no redemption	$240	$739	$1,265	$2,706

Concentrated Growth
Class A Shares	$803	$1,328	1,878	3,369
Class B Shares
– Assuming complete redemption at end of period	$843	$1,345	1,969	3,516
– Assuming no redemption	$343	$1,045	1,769	3,516
Class C Shares
– Assuming complete redemption at end of period	$443	$1,045	1,769	3,685
– Assuming no redemption	$343	$1,045	1,769	3,685

Mid Cap Value
Class A Shares	$670	$925	$1,199	$1,978
Class B Shares
– Assuming complete redemption at end of period	$703	$927	$1,278	$2,134
– Assuming no redemption	$203	$627	$1,078	$2,134
Class C Shares
– Assuming complete redemption at end of period	$303	$627	$1,078	$2,327
– Assuming no redemption	$203	$627	$1,078	$2,327

Growth Opportunities
Class A Shares	$697	$1,007	$1,338	$2,273
Class B Shares
– Assuming complete redemption at end of period	$731	$1,012	$1,420	$2,427
– Assuming no redemption	$231	$712	$1,220	$2,427
Class C Shares
– Assuming complete redemption at end of period	$331	$712	$1,220	$2,615
– Assuming no redemption	$231	$712	$1,220	$2,615

Fund Fees and Expenses continued

Fund	1 Year	3 Years	5 Years	10 Years

Small Cap Value
Class A Shares	$696	$1,004	$1,333	$2,263
Class B Shares
– Assuming complete redemption at end of period	$730	$1,009	$1,415	$2,417
– Assuming no redemption	$230	$709	$1,215	$2,417
Class C Shares
– Assuming complete redemption at end of period	$330	$709	$1,215	$2,605
– Assuming no redemption	$230	$709	$1,215	$2,605

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Research Select Capital Growth Growth and Income Large Cap Value Strategic Growth Concentrated Growth Mid Cap Value Growth Opportunities Small Cap Value

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $337.2 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2003

Balanced	0.65%	0.65%

Research Select	1.00%	1.00%

Capital Growth	1.00%	0.95%

Growth and Income	0.70%	0.70%

Large Cap Value	0.75%	0.75%

Strategic Growth	1.00%	1.00%

Concentrated Growth	1.00%	1.00%

Mid Cap Value	0.75%	0.75%

Growth Opportunities	1.00%	1.00%

Small Cap Value	1.00%	1.00%

SERVICE PROVIDERS

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Value Investment Team

■	Fourteen portfolio managers/analysts with over 180 years of combined financial experience comprise the Investment Adviser’s value investment team
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

______________________________________________________________________________________________________________

Value Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Dolores Bamford Vice President	Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2003	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.

Andrew Braun Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 2001 2001 2001 2001 2002	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Scott Carroll Vice President	Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Sally Pope Davis Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 2001 2001 2001 2001 2002	Ms. Davis joined the Investment Adviser as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

Stacey Ann DeMatteis Vice President	Client Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2002	Ms. DeMatteis joined the Investment Adviser as a product- marketing analyst in September 1993. From December 1997 to April 2000, she was a relationship manager in Broker-Dealer sales. In May 2000, she became a client portfolio manager on the Value Team.

J. Kelly Flynn Vice President	Portfolio Manager— Small Cap Value	Since 2002	Mr. Flynn joined the Investment Adviser as a portfolio manager in April 2002. From 1999 to 2002, he was a portfolio manager for Small Cap/SMID Cap Value products at Lazard Asset Management. From 1997 to 1999, he was a small cap value portfolio manager at 1838 Investment Advisors.

Sean Gallagher Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 2001 2001 2001 2001 2002	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Don Gervais Vice President	Client Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2003 2003 2003 2003 2003 2003	Mr. Gervais joined the Investment Adviser in April 2003 as a portfolio manager. From September 1999 to March 2003 he was a U.S. Equity client portfolio manager at JPMorgan Fleming. Prior to that, from December 1997 to September 1999 he was an analyst with Capital Guardian Trust.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

James Otness Managing Director	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2000 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

Lisa Parisi Managing Director	Portfolio Manager— Mid Cap Value Small Cap Value Research Select Balanced (Equity) Growth and Income Large Cap Value	Since 2001 2001 2002 2002 2002 2002	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Eileen Rominger Managing Director Chief Investment Officer	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 1999 1999 1999 1999 2002	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Growth Investment Team

■	23 years consistent investment style applied through diverse and complete market cycles
■	More than $25 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

______________________________________________________________________________________________________________

Growth Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities Balanced (Equity) Capital Growth Strategic Growth Research Select Concentrated Growth	Since 1999 2000 2000 2000 2002 2002	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Kenneth T. Berents Managing Director Co-Chairman of Investment Committee	Senior Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2000 2000 2000 2000 2002 2002	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997.

Gregory H. Ekizian, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Ekizian joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Investment Committee in 1997.

Prashant Khemka, CFA Vice President	Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2003 2003 2003 2003 2003 2003	Mr. Khemka joined the Investment Adviser in 2000 as an equity analyst. He became a portfolio manager in 2003. From 1998 to 2000, he was assistant portfolio manager in the Fundamental Strategies group at State Street Global Advisors. Mr. Khemka received an M.B.A. from the Owen Graduate School of Management at Vanderbilt University (attended 1996-1998).

Scott Kolar, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth Research Select Concentrated Growth	Since 1999 2000 2000 2000 2002 2002	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999.

Andrew F. Pyne Managing Director	Senior Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2001 2001 2001 2001 2002 2002	Mr. Pyne joined the Investment Adviser as a product manager in 1997. He became a portfolio manager in August 2001.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jeffrey Rabinowitz, CFA Vice President	Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2003 2003 2003 2003 2003 2003	Mr. Rabinowitz joined the Investment Adviser in 1999 as an equity analyst. He became a portfolio manager in 2003. From 1997 to 1999 Mr. Rabinowitz attended Wharton School of the University of Pennsylvania where he received his M.B.A. in Finance.

Ernest C. Segundo, Jr., CFA Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997.

Mark Shattan, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Research Select Capital Growth Strategic Growth Concentrated Growth Growth Opportunities Balanced Equity	Since 2002 2002 2002 2002 2002 2003	Mr. Shattan joined the Investment Adviser as an equity analyst in 1999 and became a portfolio manager in 2002. From 1997 to 1999 he was an equity research analyst at Salomon Smith Barney.

David G. Shell, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997.

Fixed-Income Investment Team

■	The fixed-income investment team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $84 billion in fixed-income assets for retail, institutional and high net worth clients

______________________________________________________________________________________________________________

Fixed-Income Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan A. Beinner Chief Investment Officer, Fixed-Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed-Income	Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

SERVICE PROVIDERS

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Balanced	Quarterly	Annually

Research Select	Annually	Annually

Capital Growth	Annually	Annually

Growth and Income	Quarterly	Annually

Large Cap Value	Annually	Annually

Strategic Growth	Annually	Annually

Concentrated Growth	Annually	Annually

Mid Cap Value	Annually	Annually

Growth Opportunities	Annually	Annually

Small Cap Value	Annually	Annually

DIVIDENDS

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks
—	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV and share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

SHAREHOLDER GUIDE

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

SHAREHOLDER GUIDE

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings, plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

SHAREHOLDER GUIDE

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

SHAREHOLDER GUIDE

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

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Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery: Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account).
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would

SHAREHOLDER GUIDE

ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by domestic wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $100 or the minimum initial purchase amount (whichever is lower) as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts. In addition, that distribution and all future distributions payable to you will be reinvested at the

NAV on the day of reinvestment in additional shares of the same class of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

SHAREHOLDER GUIDE

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery - Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

SHAREHOLDER GUIDE

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.
■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed the next business day after your selected systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business

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day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons that is in addition to the distribution and service fees described in this Prospectus in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class A (applicable to Goldman Sachs International Equity Funds), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Fund distributions of long-term capital gains should generally qualify for the reduced rate of tax if attributable to Fund sales and exchanges occurring on or after May 6, 2003. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund’s ex-dividend rate.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

APPENDIX A

time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. Similarly, EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

APPENDIX A

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an

APPENDIX A

example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

APPENDIX A

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is

APPENDIX A

susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

APPENDIX A

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the

APPENDIX A

settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

APPENDIX A

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of

APPENDIX A

the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

APPENDIX A

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of an underlying security remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia)

and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in municipal securities will be taxable.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Certain Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined

APPENDIX A

interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended August 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

BALANCED FUND

	Balanced Fund—Class A Shares

						For the
						Seven-Month	For the
	Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003	2002		2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$$16.28	$18.34		$21.42	$20.38	$20.48	$20.29

Net investment income	0.40 [c]	0.47	[c,e]	0.54 [c]	0.60 [c]	0.32	0.58

Net realized and unrealized gain (loss)	0.96	(2.03	) [e]	(2.62)	1.75	(0.19)	0.20

Total from investment operations	1.36	(1.56)		(2.08)	2.35	0.13	0.78

Distributions to shareholders

From net investment income	(0.43)	(0.50)		(0.74)	(0.50)	(0.23)	(0.59)

From net realized gains	—	—		(0.26)	(0.81)	—	—

Total distributions	(0.43)	(0.50)		(1.00)	(1.31)	(0.23)	(0.59)

Net asset value, end of period	$17.21	$16.28		$18.34	$21.42	$20.38	$20.48

Total return[a]	8.54%	(8.67)%		(9.95)%	12.00%	0.62%	3.94%

Net assets at end of period (in 000s)	$130,111	$100,541		$109,350	$135,632	$169,395	$192,453

Ratio of net expenses to average net assets	1.16%	1.16%		1.15%	1.12%	1.10%[b]	1.04%

Ratio of net investment income (loss) to average net assets	2.43%	2.61%[e]		2.78%	2.94%	2.58%[b]	2.90%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.38%	1.38%		1.34%	1.29%	1.32%[b]	1.45%

Ratio of net investment income to average net assets	2.21%	2.39%[e]		2.59%	2.77%	2.36%[b]	2.49%

Portfolio turnover rate[f]	192%	169%		187%	154%	90%	175%

See page 138 for all footnotes.

APPENDIX B

	Balanced Fund—Class B Shares

						For the
						Seven-Month	For the
	Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003	2002		2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$16.16	$18.21		$21.27	$20.26	$20.37	$20.20

Net investment income	0.28 [c]	0.33	[c,e]	0.39 [c]	0.45 [c]	0.22	0.41

Net realized and unrealized gain (loss)	0.95	(2.01	) [e]	(2.60)	1.73	(0.18)	0.21

Total from investment operations	1.23	(1.68)		(2.21)	2.18	0.04	0.62

Distributions to shareholders

From net investment income	(0.31)	(0.37)		(0.59)	(0.36)	(0.15)	(0.45)

From net realized gains	—	—		(0.26)	(0.81)	—	—

Total distributions	(0.31)	(0.37)		(0.85)	(1.17)	(0.15)	(0.45)

Net asset value, end of period	$17.08	$16.16		$18.21	$21.27	$20.26	$20.37

Total return[a]	7.73%	(9.38)%		(10.62)%	11.17%	0.20%	3.15%

Net assets at end of period (in 000s)	$28,204	$23,871		$28,316	$33,759	$40,515	$43,926

Ratio of net expenses to average net assets	1.91%	1.91%		1.90%	1.87%	1.85%[b]	1.80%

Ratio of net investment income (loss) to average net assets	1.69%	1.86	% [e]	2.03%	2.19%	1.83%[b]	2.16%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.13%	2.13%		2.09%	2.04%	2.07%[b]	2.02%

Ratio of net investment income to average net assets	1.47%	1.64	% [e]	1.84%	2.02%	1.61%[b]	1.94%

Portfolio turnover rate[f]	192%	169%		187%	154%	90%	175%

See page 138 for all footnotes.

	Balanced Fund—Class C Shares

						For the
						Seven-Month	For the
	Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003	2002		2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$16.15	$18.19		$21.25	$20.23	$20.34	$20.17

Net investment income	0.28 [c]	0.33	[c,e]	0.39 [c]	0.45 [c]	0.23	0.41

Net realized and unrealized gain (loss)	0.94	(2.00	) [e]	(2.60)	1.74	(0.19)	0.21

Total from investment operations	1.22	(1.67)		(2.21)	2.19	0.04	0.62

Distributions to shareholders

From net investment income	(0.30)	(0.37)		(0.59)	(0.36)	(0.15)	(0.45)

From net realized gains	—	—		(0.26)	(0.81)	—	—

Total distributions	(0.30)	(0.37)		(0.85)	(1.17)	(0.15)	(0.45)

Net asset value, end of period	$17.07	$16.15		$18.19	$21.25	$20.23	$20.34

Total return[a]	7.72%	(9.34)%		(10.63)%	11.23%	0.18%	3.14%

Net assets at end of period (in 000s)	$5,746	$5,377		$7,113	$8,658	$11,284	$14,286

Ratio of net expenses to average net assets	1.91%	1.91%		1.90%	1.87%	1.85%[b]	1.80%

Ratio of net investment income (loss) to average net assets	1.69%	1.86	% [e]	2.03%	2.19%	1.84%[b]	2.17%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.13%	2.13%		2.09%	2.04%	2.07%[b]	2.02%

Ratio of net investment income to average net assets	1.47%	1.64	% [e]	1.84%	2.02%	1.62%[b]	1.95%

Portfolio turnover rate[f]	192%	169%		187%	154%	90%	175%

See page 138 for all footnotes.

APPENDIX B

RESEARCH SELECT FUND

	Research Select Fund— Class A Shares

				For the
	Years Ended August 31,			Period Ended
				August 31,
	2003	2002	2001	2000

Income (loss) from investment operations

Net asset value, beginning of period	$4.99	$7.07	$10.77	$10.00

Net investment loss[c]	(0.02)	(0.04)	(0.06)	(0.02)

Net realized and unrealized gain (loss)	0.68	(2.04)	(3.64)	0.79

Total from investment operations	0.66	(2.08)	(3.70)	0.77

Net asset value, end of period	$5.65	$4.99	$7.07	$10.77

Total return[a]	13.23%	(29.42)%	(34.35)%	7.70%

Net assets at end of period (in 000s)	$103,749	$129,737	$304,677	$217,861

Ratio of net expenses to average net assets	1.52%	1.51%	1.50%	1.50%[b]

Ratio of net investment loss to average net assets	(0.35)%	(0.57)%	(0.73)%	(1.04)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.58%	1.54%	1.53%	2.05%[b]

Ratio of net investment loss to average net assets	(0.41)%	(0.60)%	(0.76)%	(1.59)%[b]

Portfolio turnover rate	121%	107%	171%	5%

See page 138 for all footnotes.

	Research Select Fund— Class B Shares

				For the
	Years Ended August 31,			Period Ended
				August 31,
	2003	2002	2001	2000

Income (loss) from investment operations

Net asset value, beginning of period	$4.90	$7.01	$10.76	$10.00

Net investment loss[c]	(0.05)	(0.08)	(0.13)	(0.04)

Net realized and unrealized gain (loss)	0.67	(2.03)	(3.62)	0.80

Total from investment operations	0.62	(2.11)	(3.75)	0.76

Net asset value, end of period	$5.52	$4.90	$7.01	$10.76

Total return[a]	12.65%	(30.10)%	(34.85)%	7.60%

Net assets at end of period (in 000s)	$136,103	$153,395	$303,539	$201,437

Ratio of net expenses to average net assets	2.27%	2.26%	2.25%	2.25%[b]

Ratio of net investment loss to average net assets	(1.10)%	(1.32)%	(1.48)%	(1.79)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.33%	2.29%	2.28%	2.80%[b]

Ratio of net investment loss to average net assets	(1.16)%	(1.35)%	(1.51)%	(2.34)%[b]

Portfolio turnover rate	121%	107%	171%	5%

See page 138 for all footnotes.

APPENDIX B

	Research Select Fund— Class C Shares

				For the
	Years Ended August 31,			Period Ended
				August 31,
	2003	2002	2001	2000

Income (loss) from investment operations

Net asset value, beginning of period	$4.91	$7.02	$10.77	$10.00

Net investment loss[c]	(0.05)	(0.08)	(0.13)	(0.04)

Net realized and unrealized gain (loss)	0.66	(2.03)	(3.62)	0.81

Total from investment operations	0.61	(2.11)	(3.75)	0.77

Net asset value, end of period	$5.52	$4.91	$7.02	$10.77

Total return[a]	12.42%	(30.06)%	(34.82)%	7.70%

Net assets at end of period (in 000s)	$60,290	$78,434	$169,576	$96,393

Ratio of net expenses to average net assets	2.27%	2.26%	2.25%	2.25%[b]

Ratio of net investment loss to average net assets	(1.10)%	(1.32)%	(1.48)%	(1.78)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.33%	2.29%	2.28%	2.80%[b]

Ratio of net investment loss to average net assets	(1.16)%	(1.35)%	(1.51)%	(2.33)%[b]

Portfolio turnover rate	121%	107%	171%	5%

See page 138 for all footnotes.

CAPITAL GROWTH FUND

	Capital Growth Fund— Class A Shares

					For the
					Seven-Month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$15.44	$19.76	$28.95	$24.96	$24.03	$18.48

Net investment income (loss)	— [c,d]	(0.05)[c]	(0.06)[c]	(0.11)[c]	(0.08)	(0.03)

Net realized and unrealized gain (loss)	1.63	(4.24)	(7.23)	6.29	1.01	6.35

Total from investment operations	1.63	(4.29)	(7.29)	6.18	0.93	6.32

Distributions to shareholders

From net realized gains	—	(0.03)	(1.90)	(2.19)	—	(0.77)

Total distributions	—	(0.03)	(1.90)	(2.19)	—	(0.77)

Net asset value, end of period	$17.07	$15.44	$19.76	$28.95	$24.96	$24.03

Total return[a]	10.56%	(21.74)%	(26.48)%	25.70%	3.87%	34.58%

Net assets at end of period (in 000s)	$1,483,768	$1,388,868	$2,001,259	$2,736,484	$1,971,097	$1,992,716

Ratio of net expenses to average net assets	1.40%	1.43%	1.44%	1.45%	1.44%[b]	1.42%

Ratio of net investment income (loss) to average net assets	0.00%[d]	(0.29)%	(0.25)%	(0.41)%	(0.53)%[b]	(0.18)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.48%	1.47%	1.46%	1.47%	1.47%[b]	1.58%

Ratio of net investment income (loss) to average net assets	(0.08)%	(0.33)%	(0.27)%	(0.44)%	(0.56)%[b]	(0.34)%

Portfolio turnover rate	17%	11%	18%	34%	18%	30%

See page 138 for all footnotes.

APPENDIX B

	Capital Growth Fund— Class B Shares

									For the
									Seven-Month	For the
	Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$14.66		$18.90		$27.99		$24.37		$23.57	$18.27

Net investment income (loss)	(0.11	) [c]	(0.18	) [c]	(0.23	) [c]	(0.30	) [c]	(0.17)	(0.12)

Net realized and unrealized gain (loss)	1.54		(4.03)		(6.96)		6.11		0.97	6.19

Total from investment operations	1.43		(4.21)		(7.19)		5.81		0.80	6.07

Distributions to shareholders

From net realized gains	—		(0.03)		(1.90)		(2.19)		—	(0.77)

Total distributions	—		(0.03)		(1.90)		(2.19)		—	(0.77)

Net asset value, end of period	$16.09		14.66		18.90		27.99		24.37	23.57

Total return[a]	9.75%		(22.31)%		(27.06)%		24.75%		3.39%	33.60%

Net assets at end of period (in 000s)	$226,663		$238,335		$338,673		$451,666		$329,870	$236,369

Ratio of net expenses to average net assets	2.15%		2.18%		2.19%		2.20%		2.19%[b]	2.19%

Ratio of net investment income (loss) to average net assets	(0.74)%		(1.04)%		(1.00)%		(1.16)%		(1.29)%[b]	(0.98)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.23%		2.22%		2.21%		2.22%		2.22%[b]	2.21%

Ratio of net investment income (loss) to average net assets	(0.82)%		(1.08)%		(1.02)%		(1.19)%		(1.32)%[b]	(1.00)%

Portfolio turnover rate	17%		11%		18%		34%		18%	30%

See page 138 for all footnotes.

	Capital Growth Fund— Class C Shares

									For the
									Seven-Month	For the
	Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$14.64		$18.88		$27.94		$24.33		$23.52	$18.24

Net investment income (loss)	(0.11	) [c]	(0.18	) [c]	(0.22	) [c]	(0.30	) [c]	(0.16)	(0.10)

Net realized and unrealized gain (loss)	1.54		(4.03)		(6.94)		6.10		0.97	6.15

Total from investment operations	1.43		(4.21)		(7.16)		5.80		0.81	6.05

Distributions to shareholders

From net realized gains	—		(0.03)		(1.90)		(2.19)		—	(0.77)

Total distributions	—		(0.03)		(1.90)		(2.19)		—	(0.77)

Net asset value, end of period	$16.07		$14.64		$18.88		$27.94		$24.33	$23.52

Total return[a]	9.77%		(22.33)%		(27.00)%		24.75%		3.44%	33.55%

Net assets at end of period (in 000s)	$100,027		$101,783		$127,839		$143,126		$87,284	$60,234

Ratio of net expenses to average net assets	2.15%		2.18%		2.19%		2.20%		2.19%[b]	2.19%

Ratio of net investment income (loss) to average net assets	(0.74)%		(1.04)%		(1.00)%		(1.16)%		(1.29)%[b]	(1.00)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.23%		2.22%		2.21%		2.22%		2.22%[b]	2.21%

Ratio of net investment income (loss) to average net assets	(0.82)%		(1.08)%		(1.02)%		(1.19)%		(1.32)%[b]	(1.02)%

Portfolio turnover rate	17%		11%		18%		34%		18%	30%

See page 138 for all footnotes.

APPENDIX B

GROWTH AND INCOME FUND

	Growth and Income Fund— Class A Shares

					For the
					Seven-Month	For the
	Year Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$18.01	$19.66	$24.78	$24.68	$24.33	$25.93

Net investment income (loss)	0.25 [c]	0.18 [c]	0.01 [c]	0.07[c]	0.19	0.20

Net realized and unrealized gain (loss)	1.21	(1.69)	(5.13)	1.44	0.31	(1.60)

Total from investment operations	1.46	(1.51)	(5.12)	1.51	0.50	(1.40)

Distributions to shareholders

From net investment income	(0.25)	(0.14)	—	(0.05)	(0.15)	(0.19)

In excess of net investment income	—	—	—	(0.03)	—	(0.01)

From net realized gains	—	—	—	(1.33)	—	—

Total distributions	(0.25)	(0.14)	—	(1.41)	(0.15)	(0.20)

Net asset value, end of period	$19.22	$18.01	$19.66	$24.78	$24.68	$24.33

Total return[a]	8.25%	(7.74)%	(20.66)%	6.48%	2.05%	(5.40)%

Net assets at end of period (in 000s)	$401,439	$291,151	$355,205	$576,354	$855,174	$1,122,157

Ratio of net expenses to average net assets	1.20%	1.20%	1.19%	1.18%	1.19%[b]	1.22%

Ratio of net investment income (loss) to average net assets	1.42%	0.95%	0.07%	0.31%	1.26%[b]	0.78%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.24%	1.22%	1.21%	1.18%	1.20%[b]	1.32%

Ratio of net investment income (loss) to average net assets	1,38%	0.93%	0.05%	0.31%	1.25%[b]	0.68%

Portfolio turnover rate	55%	89%	40%	87%	55%	126%

See page 138 for all footnotes.

	Growth and Income Fund— Class B Shares

							For the
							Seven-Month	For the
	Year Ended August 31,						Period Ended	Year Ended
							August 31,	January 31,
	2003	2002	2001		2000		1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$17.55	$19.23	$24.42		$24.46		$24.13	$25.73

Net investment income (loss)	0.12 [c]	0.04 [c]	(0.15	) [c]	(0.10	) [c]	0.08	0.02

Net realized and unrealized gain (loss)	1.17	(1.65)	(5.04)		1.42		0.31	(1.58)

Total from investment operations	1.29	(1.61)	(5.19)		1.32		0.39	(1.56)

Distributions to shareholders

From net investment income	(0.12)	(0.07)	—		(0.02)		(0.06)	(0.04)

In excess of net investment income	—	—	—		(0.01)		—	—

From net realized gains	—	—	—		(1.33)		—	—

Total distributions	(0.12)	(0.07)	—		(1.36)		(0.06)	(0.04)

Net asset value, end of period	$18.72	$17.55	$19.23		$24.42		$24.46	$24.13

Total return[a]	7.43%	(8.42)%	(21.25)%		5.70%		1.60%	(6.07)%

Net assets at end of period (in 000s)	$81,765	$76,772	$98,747		$155,527		$271,912	$349,662

Ratio of net expenses to average net assets	1.95%	1.95%	1.94%		1.93%		1.94%[b]	1.92%

Ratio of net investment income (loss) to average net assets	0.68%	0.19%	(0.68)%		(0.41)%		0.51%[b]	0.09%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.99%	1.97%	1.96%		1.93%		1.95%[b]	1.92%

Ratio of net investment income (loss) to average net assets	0.64%	0.17%	(0.70)%		(0.41)%		0.50%[b]	0.09%

Portfolio turnover rate	55%	89%	40%		87%		55%	126%

See page 138 for all footnotes.

APPENDIX B

	Growth and Income Fund— Class C Shares

							For the
							Seven-Month	For the
	Year Ended August 31,						Period Ended	Year Ended
							August 31,	January 31,
	2003	2002	2001		2000		1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$17.51	$19.19	$24.37		$24.41		$24.08	$25.70

Net investment income (loss)	0.12 [c]	0.04 [c]	(0.15	) [c]	(0.09	) [c]	0.08	0.02

Net realized and unrealized gain (loss)	1.16	(1.65)	(5.03)		1.40		0.30	(1.59)

Total from investment operations	1.28	(1.61)	(5.18)		1.31		0.38	(1.57)

Distributions to shareholders

From net investment income	(0.12)	(0.07)	—		(0.01)		(0.05)	(0.05)

In excess of net investment income	—	—	—		(0.01)		—	—

From net realized gains	—	—	—		(1.33)		—	—

Total distributions	(0.12)	(0.07)	—		(1.35)		(0.05)	(0.05)

Net asset value, end of period	$18.67	$17.51	$19.19		$24.37		$24.41	$24.08

Total return[a]	7.39%	(8.42)%	(21.22)%		5.67%		1.58%	(6.12)%

Net assets at end of period (in 000s)	$9,661	$9,336	$10,360		$15,746		$31,328	$48,146

Ratio of net expenses to average net assets	1.95%	1.95%	1.94%		1.93%		1.94%[b]	1.92%

Ratio of net investment income (loss) to average net assets	0.68%	0.21%	(0.68)%		(0.40)%		0.51%[b]	0.10%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.99%	1.97%	1.96%		1.93%		1.95%[b]	1.92%

Ratio of net investment income (loss) to average net assets	0.64%	0.19%	(0.70)%		(0.40)%		0.50%[b]	0.10%

Portfolio turnover rate	55%	89%	40%		87%		55%	126%

See page 138 for all footnotes.

LARGE CAP VALUE FUND

	Large Cap Value Fund— Class A Shares

				For the
	Years Ended August 31,			Period Ended
				August 31,
	2003	2002	2001	2000

Income (loss) from investment operations

Net asset value, beginning of period	$9.24	$10.21	$10.39	$10.00

Net investment income (loss)[c]	0.08	0.08	0.08	0.06

Net realized and unrealized gain (loss)	0.63	(1.01)	(0.20)	0.33

Total from investment operations	0.71	(0.93)	(0.12)	0.39

Distributions to shareholders

From net investment income	(0.09)	(0.04)	(0.06)	—

Net asset value, end of period	$9.86	$9.24	$10.21	$10.39

Total return[a]	7.77%	(9.12)%	(1.21)%	3.90

Net assets at end of period (in 000s)	$224,605	$232,501	$123,013	$7,181

Ratio of net expenses to average net assets	1.26%	1.26%	1.25%	1.25 [b]

Ratio of net investment income (loss) to average net assets	0.91%	0.80%	0.73%	0.84 [b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.30%	1.32%	1.83%	3.30%[b]

Ratio of net investment income (loss) to average net assets	0.87%	0.74%	0.15%	(1.21)%[b]

Portfolio turnover rate	78%	91%	69%	67%

See page 138 for all footnotes.

APPENDIX B

	Large Cap Value Fund— Class B Shares

				For the
	Years Ended August 31,			Period Ended
				August 31,
	2003	2002	2001	2000

Income (loss) from investment operations

Net asset value, beginning of period	$9.11	$10.10	$10.33	$10.00

Net investment income (loss)[c]	0.01	— [d]	(0.01)	— [d]

Net realized and unrealized gain (loss)	0.61	(0.99)	(0.19)	0.33

Total from investment operations	0.62	(0.99)	(0.20)	0.33

Distributions to shareholders

From net investment income	(0.07)	—	(0.03)	—

Net asset value, end of period	$9.66	$9.11	$10.10	$10.33

Total return[a]	6.92%	(9.80)%	(1.98)%	3.30%

Net assets at end of period (in 000s)	$13,740	$11,772	$8,830	$1,582

Ratio of net expenses to average net assets	2.01%	2.01%	2.00%	2.00 [b]

Ratio of net investment income (loss) to average net assets	0.16%	0.04%	(0.06)%	0.06%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.05%	2.07%	2.58%	4.05%[b]

Ratio of net investment income (loss) to average net assets	0.12%	(0.02)%	(0.64)%	(1.99)%[b]

Portfolio turnover rate	78%	91%	69%	67%

See page 138 for all footnotes.

	Large Cap Value Fund— Class C Shares

				For the
	Years Ended October 31,			Period Ended
				August 31,
	2003	2002	2001	2000

Income (loss) from investment operations

Net asset value, beginning of period	$9.11	$10.10	$10.32	$10.00

Net investment income (loss)[c]	0.01	— [d]	(0.01)	0.01

Net realized and unrealized gain (loss)	0.62	(0.99)	(0.19)	0.31

Total from investment operations	0.63	(0.99)	(0.20)	0.32

Distributions to shareholders

From net investment income	(0.07)	—	(0.02)	—

Net asset value, end of period	$9.67	$9.11	$10.10	$10.32

Total return[a]	7.03%	(9.80)%	(1.96)%	3.20%

Net assets at end of period (in 000s)	$10,417	$4,420	$3,636	$850

Ratio of net expenses to average net assets	2.01%	2.01%	2.00%	2.00%[b]

Ratio of net investment income (loss) to average net assets	0.15%	0.05%	(0.05)%	0.15%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.05%	2.07%	2.58%	4.05%[b]

Ratio of net investment income (loss) to average net assets	0.11%	(0.01)%	(0.63)%	(1.90)%[b]

Portfolio turnover rate	78%	91%	69%	67%

See page 138 for all footnotes.

APPENDIX B

STRATEGIC GROWTH FUND

	Strategic Growth Fund—Class A Shares

									For the
	Years Ended August 31,								Period Ended
									August 31,
	2003		2002		2001		2000		1999

Income (loss) from investment operations

Net asset value, beginning of period	$6.95		$9.22		$12.52		$10.06		$10.00

Net investment income (loss)	(0.03	) [c]	(0.06	) [c]	(0.06	) [c]	(0.06	) [c]	—

Net realized and unrealized gain (loss)	0.87		(2.21)		(3.24)		2.52		0.06

Total from investment operations	0.84		(2.27)		(3.30)		2.46		0.06

Distributions to shareholders

From net realized gains	—		—	[d]	—		—		—

Net asset value, end of period	$7.79		$6.95		$9.22		$12.52		$10.06

Total return[a]	12.09%		(24.59)%		(26.35)%		24.46%		0.60%

Net assets at end of year (in 000s)	$146,867		$113,813		$109,315		$92,271		$10,371

Ratio of net expenses to average net assets	1.45%		1.45%		1.44%		1.44%		1.44%[b]

Ratio of net investment income (loss) to average net assets	(0.49)%		(0.66)%		(0.52)%		(0.50)%		(0.17)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.62%		1.63%		1.67%		1.63%		11.70%[b]

Ratio of net investment income (loss) to average net assets	(0.66)%		(0.84)%		(0.75)%		(0.69)%		(10.43)%[b]

Portfolio turnover rate	14%		40%		25%		19%		7%

See page 138 for all footnotes.

	Strategic Growth Fund—Class B Shares

									For the
	Years Ended August 31,								Period Ended
									August 31,
	2003		2002		2001		2000		1999

Income (loss) from investment operations

Net asset value, beginning of period	$6.79		$9.07		$12.40		$10.04		$10.00

Net investment income (loss)	(0.08	) [c]	(0.12	) [c]	(0.13	) [c]	(0.14	) [c]	(0.03)[c]

Net realized and unrealized gain (loss)	0.84		(2.16)		(3.20)		2.50		0.07

Total from investment operations	0.76		(2.28)		(3.33)		2.36		0.04

Distributions to shareholders

From net realized gains	—		—	[d]	—		—		—

Net asset value, end of period	$7.55		$6.79		$9.07		$12.40		$10.04

Total return[a]	11.19%		(25.11)%		(26.84)%		23.51%		0.40%

Net assets at end of year (in 000s)	$11,452		$9,781		$14,235		$17,149		$3,393

Ratio of net expenses to average net assets	2.20%		2.20%		2.19%		2.19%		2.19%[b]

Ratio of net investment income (loss) to average net assets	(1.24)%		(1.41)%		(1.27)%		(1.24)%		(0.97)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.37%		2.38%		2.42%		2.38%		12.45%[b]

Ratio of net investment income (loss) to average net assets	(1.41)%		(1.59)%		(1.50)%		(1.43)%		(11.23)%[b]

Portfolio turnover rate	14%		40%		25%		19%		7%

See page 138 for all footnotes.

APPENDIX B

	Strategic Growth Fund—Class C Shares

									For the
	Years Ended August 31,								Period Ended
									August 31,
	2003		2002		2001		2000		1999

Income (loss) from investment operations

Net asset value, beginning of period	$6.80		$9.08		$12.42		$10.05		$10.00

Net investment income (loss)	(0.09	) [c]	(0.12	) [c]	(0.13	) [c]	(0.14	) [c]	(0.03)[c]

Net realized and unrealized gain (loss)	0.85		(2.16)		(3.21)		2.51		0.08

Total from investment operations	0.76		(2.28)		(3.34)		2.37		0.05

Distributions to shareholders

From net realized gains	—		—	[d]	—		—		—

Net asset value, end of period	$7.56		$6.80		$9.08		$12.42		$10.05

Total return[a]	11.18%		(25.08)%		(26.88)%		23.58%		0.50%

Net assets at end of year (in 000s)	$8,979		$5,109		$5,613		$7,287		$2,388

Ratio of net expenses to average net assets	2.20%		2.20%		2.19%		2.19%		2.19%[b]

Ratio of net investment income (loss) to average net assets	(1.24)%		(1.41)%		(1.27)%		(1.24)%		(0.99)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.37%		2.38%		2.42%		2.38%		12.45%[b]

Ratio of net investment income (loss) to average net assets	(1.41)%		(1.59)%		(1.50)%		(1.43)%		(11.25)%[b]

Portfolio turnover rate	14%		40%		25%		19%		7%

See page 138 for all footnotes.

CONCENTRATED GROWTH FUND

Concentrated Growth Fund—Class A Shares

For the
Period Ended
August 31,
2003[g]

Income (loss) from investment operations

Net asset value, beginning of period	$10.00

Net investment loss[c]	(0.08)

Net realized and unrealized gain	1.72

Total from investment operations	1.64

Net asset value, end of period	$11.64

Total return[a]	16.40%

Net assets, end of period (in 000s)	$49,494

Ratio of net expenses to average net assets[b]	1.48%

Ratio of net investment loss to average net assets[b]	(0.76)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[b]	2.65%

Ratio of net investment loss to average net assets[b]	(1.93)%

Portfolio turnover rate	19%

See page 138 for all footnotes.

APPENDIX B

Concentrated Growth Fund—Class B Shares

For the
Period Ended
August 31,
2003[g]

Income (loss) from investment operations

Net asset value, beginning of period	$10.00

Net investment loss[c]	(0.16)

Net realized and unrealized gain	1.72

Total from investment operations	1.56

Net asset value, end of period	$11.56

Total return[a]	15.60%

Net assets, end of period (in 000s)	$92

Ratio of net expenses to average net assets[b]	2.23%

Ratio of net investment loss to average net assets[b]	(1.50)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[b]	3.40%

Ratio of net investment loss to average net assets[b]	(2.67)%

Portfolio turnover rate	19%

See page 138 for all footnotes.

Concentrated Growth Fund—Class C Shares

For the
Period Ended
August 31,
2003[g]

Income (loss) from investment operations

Net asset value, beginning of period	$10.00

Net investment loss[c]	(0.16)

Net realized and unrealized gain	1.71

Total from investment operations	1.55

Net asset value, end of period	$11.55

Total return[a]	15.50%

Net assets, end of period (in 000s)	$20

Ratio of net expenses to average net assets[b]	2.23%

Ratio of net investment loss to average net assets[b]	(1.53)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[b]	3.40%

Ratio of net investment loss to average net assets[b]	(2.70)%

Portfolio turnover rate	19%

See page 138 for all footnotes.

APPENDIX B

MID CAP VALUE FUND

	Mid Cap Value Fund— Class A Shares

					For the
					Seven-Month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$24.17	$24.34	$19.88	$18.42	$18.38	$21.61

Net investment income (loss)	0.19 [c]	0.18 [c]	0.24 [c]	0.20 [c]	0.06	0.10

Net realized and unrealized gain (loss)	1.65	0.45	4.37	1.38	1.71	(2.38)

Total from investment operations	1.84	0.63	4.61	1.58	1.77	(2.28)

Distributions to shareholders

From net investment income	(0.14)	(0.18)	(0.15)	(0.12)	—	(0.07)

From net realized gains	(0.50)	(0.62)	—	—	(1.73)	(0.88)

Total distributions	(0.64)	(0.80)	(0.15)	(0.12)	(1.73)	(0.95)

Net asset value, end of period	$25.37	$24.17	$24.34	$19.88	$18.42	$18.38

Total return[a]	7.88%	2.67%	23.29%	8.70%	9.04%	(10.48)%

Net assets at end of period (in 000s)	$504,693	$342,976	$96,568	$39,142	$49,081	$70,578

Ratio of net expenses to average net assets	1.25%	1.27%	1.29%	1.29%	1.29%[b]	1.33%

Ratio of net investment income (loss) to average net assets	0.83%	0.72%	1.05%	1.11%	0.43%[b]	0.38%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.25%	1.27%	1.32%	1.34%	1.37%[b]	1.41%

Ratio of net investment income (loss) to average net assets	0.83%	0.72%	1.02%	1.06%	0.35%[b]	0.30%

Portfolio turnover rate	80%	92%	101%	83%	69%	92%

See page 138 for all footnotes.

	Mid Cap Value Fund— Class B Shares

						For the
						Seven-Month	For the
	Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003	2002		2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$23.80	$24.01		$19.69	$18.23	$18.29	$21.57

Net investment income (loss)	0.02 [c]	(0.01	) [c]	0.06 [c]	0.06 [c]	(0.04)	(0.05)

Net realized and unrealized gain (loss)	1.62	0.45		4.33	1.40	1.71	(2.35)

Total from investment operations	1.64	0.44		4.39	1.46	1.67	(2.40)

Distributions to shareholders

From net investment income	(0.02)	(0.03)		(0.07)	—	—	—

From net realized gains	(0.50)	(0.62)		—	—	(1.73)	(0.88)

Total distributions	(0.52)	(0.65)		(0.07)	—	(1.73)	(0.88)

Net asset value, end of period	$24.92	$23.80		$24.01	$19.69	$18.23	$18.29

Total return[a]	7.09%	1.90%		22.33%	8.01%	8.53%	(11.07)%

Net assets at end of period (in 000s)	$110,569	$89,434		$42,813	$22,284	$31,824	$37,821

Ratio of net expenses to average net assets	2.00%	2.02		2.04%	2.04%	2.04%[b]	1.93%

Ratio of net investment income (loss) to average net assets	0.09%	(0.04)%		0.28%	0.35%	(0.33)%[b]	(0.22)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.00%	2.02%		2.07%	2.09%	2.12%[b]	2.01%

Ratio of net investment income (loss) to average net assets	0.09%	(0.04)%		0.25%	0.30%	(0.41)%[b]	(0.30)%

Portfolio turnover rate	80%	92%		101%	83%	69%	92%

See page 138 for all footnotes.

APPENDIX B

	Mid Cap Value Fund— Class C Shares

						For the
						Seven-Month	For the
	Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003	2002		2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$23.73	$23.98		$19.67	$18.24	$18.30	$21.59

Net investment income (loss)	0.02 [c]	(0.01	) [c]	0.06 [c]	0.06 [c]	(0.04)	(0.05)

Net realized and unrealized gain (loss)	1.60	0.45		4.33	1.37	1.71	(2.34)

Total from investment operations	1.62	0.44		4.39	1.43	1.67	(2.39)

Distributions to shareholders

From net investment income	(0.04)	(0.07)		(0.08)	—	—	(0.02)

From net realized gains	(0.50)	(0.62)		—	—	(1.73)	(0.88)

Total distributions	(0.54)	(0.69)		(0.08)	—	(1.73)	(0.90)

Net asset value, end of period	$24.81	$23.73		$23.98	$19.67	$18.24	$18.30

Total return[a]	7.07%	1.87%		22.37%	7.84%	8.52%	(11.03)%

Net assets at end of period (in 000s)	$53,835	$39,498		$16,094	$5,720	$9,807	$10,800

Ratio of net expenses to average net assets	2.00%	2.02%		2.04%	2.04%	2.04%[b]	1.93%

Ratio of net investment income (loss) to average net assets	0.09%	(0.03)%		0.28%	0.32%	(0.34)%[b]	(0.22)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.00%	2.02%		2.07%	2.09%	2.12%[b]	2.01%

Ratio of net investment income (loss) to average net assets	0.09%	(0.03)%		0.25%	0.27%	(0.42)%[b]	(0.30)%

Portfolio turnover rate	80%	92%		101%	83%	69%	92%

See page 138 for all footnotes.

GROWTH OPPORTUNITIES FUND

	Growth Opportunities Fund— Class A Shares

									For the
	Years Ended August 31,								Period Ended
									August 31,
	2003		2002		2001		2000		2000

Income (loss) from investment operations

Net asset value, beginning of period	$14.09		$18.11		$19.50		$10.13		$10.00

Net investment income (loss)	(0.12	) [c]	(0.15	) [c]	(0.14	) [c]	(0.11	) [c]	(0.01)[c]

Net realized and unrealized gain (loss)	3.41		(3.87)		(0.66)		9.71		0.14

Total from investment operations	3.29		(4.02)		(0.80)		9.60		0.13

Distributions to shareholders

From net realized gains	—		—		(0.59)		(0.23)		—

Net asset value, end of period	$17.38		$14.09		$18.11		$19.50		$10.13

Total return[a]	23.35%		(22.20)%		(4.17)%		95.73%		1.30%

Net assets at end of period (in 000s)	$441,187		$368,361		$428,981		$188,199		$8,204

Ratio of net expenses to average net assets	1.53%		1.51%		1.54%		1.52%		1.44 [b]

Ratio of net investment income (loss) to average net assets	(0.80)%		(0.87)%		(0.74)%		(0.64)%		(0.27)[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.53%		1.51%		1.54%		1.61%		14.15%[b]

Ratio of net investment income (loss) to average net assets	(0.80)%		(0.87)%		(0.74)%		(0.73)%		(12.98)[b]

Portfolio turnover rate	66%		69%		66%		73%		27%

See page 138 for all footnotes.

APPENDIX B

	Growth Opportunities Fund— Class B Shares

									For the
	Years Ended August 31,								Period Ended
									August 31,
	2003		2002		2001		2000		1999

Income (loss) from investment operations

Net asset value, beginning of period	$13.84		$17.92		$19.45		$10.18		$10.00

Net investment income (loss)	(0.22	) [c]	(0.27	) [c]	(0.28	) [c]	(0.24	) [c]	(0.03)[c]

Net realized and unrealized gain (loss)	3.32		(3.81)		(0.66)		9.74		0.21

Total from investment operations	3.10		(4.08)		(0.94)		9.50		0.18

Distributions to shareholders

From net realized gains	—		—		(0.59)		(0.23)		—

Net asset value, end of period	$16.94		$13.84		$17.92		$19.45		$10.18

Total return[a]	22.40%		(22.77)%		(4.92)%		94.27%		1.80%

Net assets at end of period (in 000s)	$85,601		$68,639		$73,776		$42,061		$520

Ratio of net expenses to average net assets	2.28%		2.26%		2.29%		2.27%		2.19 [b]

Ratio of net investment income (loss) to average net assets	(1.56)%		(1.62)%		(1.49)%		(1.38)%		(1.04)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.28%		2.26%		2.29%		2.36%		14.90[b]

Ratio of net investment income (loss) to average net assets	(1.56)		(1.62)%		(1.49)%		(1.47)%		(13.75)%[b]

Portfolio turnover rate	66%		69%		66%		73%		27%

See page 138 for all footnotes.

	Growth Opportunities Fund— Class C Shares

									For the
	Years Ended August 31,								Period Ended
									August 31,
	2003		2002		2001		2000		1999

Income (loss) from investment operations

Net asset value, beginning of period	$13.74		$17.80		$19.31		$10.10		$10.00

Net investment income (loss)	(0.22	) [c]	(0.27	) [c]	(0.28	) [c]	(0.24	) [c]	(0.03)[c]

Net realized and unrealized gain (loss)	3.31		(3.79)		(0.64)		9.68		0.13

Total from investment operations	3.09		(4.06)		(0.92)		9.44		0.10

Distributions to shareholders

From net realized gains	—		—		(0.59)		(0.23)		—

Net asset value, end of period	$16.83		$13.74		$17.80		$19.31		$10.10

Total return[a]	22.49%		(22.81)%		(4.85)%		94.43%		1.00%

Net assets at end of period (in 000s)	$63,358		$47,581		$47,738		$26,826		$256

Ratio of net expenses to average net assets	2.28%		2.26%		2.29%		2.27%		2.19%[b]

Ratio of net investment income (loss) to average net assets	(1.56)%		(1.62)%		(1.49)%		(1.38)%		(1.12)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.28%		2.26%		2.29%		2.36%		14.90%[b]

Ratio of net investment income (loss) to average net assets	(1.56)%		(1.62)%		(1.49)%		(1.47)%		(13.83)%[b]

Portfolio turnover rate	66%		69%		66%		73%		27%

See page 138 for all footnotes.

APPENDIX B

SMALL CAP VALUE FUND

	Small Cap Value Fund— Class A Shares

					For the
					Seven-Month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$27.79	$28.55	$23.21	$19.80	$18.51	$24.05

Net investment income (loss)	— [c,d]	0.09 [c]	0.15 [c]	0.01 [c]	(0.05)	(0.06)

Net realized and unrealized gain (loss)	6.03	(0.76)	5.19	3.40	1.34	(4.48)

Total from investment operations	6.03	(0.67)	5.34	3.41	1.29	(4.54)

Distributions to shareholders

From net investment income	(0.02)	(0.09)	—	—	—	—

From net realized gains	(0.03)	—	—	—	—	(1.00)

Total distributions	(0.05)	(0.09)	—	—	—	(1.00)

Net asset value, end of period	$33.77	$27.79	$28.55	$23.21	$19.80	$18.51

Total return[a]	21.75%	(2.34)%	23.01%	17.22%	6.97%	(17.37)%

Net assets at end of period (in 000s)	$592,863	$372,900	$244,860	$157,791	$210,500	$261,661

Ratio of net expenses to average net assets	1.51%	1.51%	1.50%	1.50%	1.50%[b]	1.50%

Ratio of net investment income (loss) to average net assets	0.01%	0.32%	0.59%	0.07%	(0.35)%[b]	(0.24)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.52%	1.53%	1.60%	1.57%	1.61%[b]	1.74%

Ratio of net investment income (loss) to average net assets	0.00%	0.30%	0.49%	—%	(0.46)%[b]	(0.48)%

Portfolio turnover rate	58%	75%	93%	75%	47%	98%

See page 138 for all footnotes.

	Small Cap Value Fund— Class B Shares

									For the
									Seven-Month	For the
	Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$26.50		$27.35		$22.40		$19.27		$18.10	$23.73

Net investment income (loss)	(0.19	) [c]	(0.12	) [c]	(0.04	) [c]	(0.13	) [c]	(0.12)	(0.21)

Net realized and unrealized gain (loss)	5.71		(0.73)		4.99		3.26		1.29	(4.42)

Total from investment operations	5.52		(0.85)		4.95		3.13		1.17	(4.63)

Distributions to shareholders

From net realized gains	(0.03)		—		—		—		—	(1.00)

Total distributions	(0.03)		—		—		—		—	(1.00)

Net asset value, end of period	$31.99		$26.50		$27.35		$22.40		$19.27	$18.10

Total return[a]	20.84%		(3.11)%		22.10%		16.24%		6.46%	(18.00)%

Net assets at end of period (in 000s)	$93,528		$76,494		$48,939		$29,199		$37,386	$42,879

Ratio of net expenses to average net assets	2.26%		2.26%		2.25%		2.25%		2.25%[b]	2.25%

Ratio of net investment income (loss) to average net assets	(0.71)%		(0.43)%		(0.16)%		(0.68)%		(1.10)%[b]	(0.99)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.27%		2.28%		2.35%		2.32%		2.36%[b]	2.29%

Ratio of net investment income (loss) to average net assets	(0.72)%		(0.45)%		(0.26)%		(0.75)%		(1.21)%[b]	(1.03)%

Portfolio turnover rate	58%		75%		93%		75%		47%	98%

See page 138 for all footnotes.

APPENDIX B

	Small Cap Value Fund— Class C Shares

									For the
									Seven-Month	For the
	Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$26.48		$27.38		$22.42		$19.28		$18.12	$23.73

Net investment income (loss)	(0.20	) [c]	(0.13	) [c]	(0.04	) [c]	(0.12	) [c]	(0.11)	(0.18)

Net realized and unrealized gain (loss)	5.71		(0.77)		5.00		3.26		1.27	(4.43)

Total from investment operations	5.51		(0.90)		4.96		3.14		1.16	(4.61)

Distributions to shareholders

From net realized gains	(0.03)		—		—		—		—	(1.00)

Total distributions	(0.03)		—		—		—		—	(1.00)

Net asset value, end of period	$31.96		$26.48		$27.38		$22.42		$19.28	$18.12

Total return[a]	20.82%		(3.29)%		22.07%		16.34%		6.40%	(17.91)%

Net assets at end of period (in 000s)	$76,112		$46,416		$18,140		$8,428		$8,079	$8,212

Ratio of net expenses to average net assets	2.26%		2.26%		2.25%		2.25%		2.25%[b]	2.25%

Ratio of net investment income (loss) to average net assets	(0.74)%		(0.46)%		(0.16)%		(0.65)%		(1.10)%[b]	(0.99)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.27%		2.28%		2.35%		2.32%		2.36%[b]	2.29%

Ratio of net investment income (loss) to average net assets	(0.75)%		(0.48)%		(0.26)%		(0.72)%		(1.21)%[b]	(1.03)%

Portfolio turnover rate	58%		75%		93%		75%		47%	98%

See page 138 for all footnotes.

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Less than $0.005 per share.
e	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
f	Includes the effect of mortgage dollar rate transactions.
g	Commenced September 3, 2002.

Appendix C Fund Performance and Prior Performance of Similarly Advised Account of the Investment Adviser

CONCENTRATED GROWTH FUND

Below is the performance of the Concentrated Growth Fund from its inception on September 3, 2002 to September 30, 2003. In addition, following the Fund’s performance is the performance of a discretionary private account managed by the Investment Adviser that has investment objectives, policies and strategies substantially similar to the Concentrated Growth Fund. Although the private account performance is no substitute for the performance of the Concentrated Growth Fund, it does provide a longer historical track record of the Investment Adviser in managing a substantially similar account.

	Average Annual Total Return
	for the Periods Ended 9/30/03

		Since Inception
Performance of the Concentrated Growth Fund as of September 30, 2003	1 Year	September 3, 2002

Class A	13.76	6.57
Class B	14.68	7.87
Class C	18.47	11.38

These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence performance would be reduced.

SIMILARLY ADVISED PRIVATE ACCOUNT

The Investment Adviser has a discretionary private account that has investment objectives, policies and strategies substantially similar to the Concentrated Growth

Fund. The following table sets forth the performance data relating to the historical performance of that account. The information is provided to illustrate the past performance of the Investment Adviser in managing a substantially similar account as measured against the Russell 1000 Growth Index and does not represent the performance of the Concentrated Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Concentrated Growth Fund (shown above) nor should investors consider this data as an indication of the future performance of the Concentrated Growth Fund or of the Investment Adviser. The Russell 1000 Growth Index is unmanaged, and investors cannot invest directly in the index.

	Private Account	Private Account	Private Account	Private Account
	Performance	Performance	Performance	Performance
	(including Class A	(including Class B	(including Class C	(excluding the Fund’s	Russell 1000
Calendar Years	sales charge)	sales charge)	sales charge)	sales charges)	Growth Index

Jan 2003-Sep 2003	8.22%	9.52%	13.52%	14.52%	17.51%
Dec 2002	(27.79)%	(27.41)%	(24.35)%	(23.59)%	(27.88)%
Dec 2001	(14.46)%	(14.01)%	(10.39)%	(9.48)%	(20.43)%
Dec 2000	(10.88)%	(10.41)%	(6.64)%	(5.70)%	(22.43)%
Dec 1999	31.02%	33.65%	37.65%	38.65%	33.15%
Dec 1998	26.71%	29.09%	33.09%	34.09%	38.70%
Dec 1997	34.86%	37.71%	41.71%	42.71%	30.48%
Dec 1996	12.79%	14.35%	18.35%	19.35%	23.12%
Dec 1995	18.13%	20.01%	24.01%	25.01%	37.18%
Dec 1994	(6.70)%	(6.20)%	(2.25)%	(1.27)%	2.65%
Dec 1993	18.44%	20.33%	24.33%	25.33%	2.90%
Dec 1992	2.46%	3.42%	7.42%	8.42%	5.00%
Dec 1991	36.51%	39.46%	43.46%	44.46%	41.16%
Dec 1990	(19.48)%	(19.05)%	(15.64)%	(14.79)%	(0.26)%
Dec 1989	29.39%	31.92%	35.92%	36.92%	35.92%

APPENDIX C

	Average Annual Total Return
	for the Periods Ended 9/30/03
					Since Inception
	1 Year	3 Year	5 Year	10 Year	December 1, 1988

Private Account Performance (including Class A sales charge)	18.13%	(11.18)%	3.64%	11.27%	13.82%
Private Account Performance (including Class B sales charge)	19.61%	(10.41)%	4.47%	11.91%	14.25%
Private Account Performance (including Class C sales charge)	23.93%	(9.49)%	4.82%	11.91%	14.25%
Private Account Performance (excluding the Fund’s sales charges)	25.01%	(9.49)%	4.82%	11.91%	14.25%
Russell 1000 Growth Index	25.92%	(19.05)%	(2.46)%	8.54%	10.91%

The performance information with respect to the discretionary private account is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Since fees, commissions, and taxes may differ for the private discretionary account and the Concentrated Growth Fund, performance data for identical periods may differ.

Performance reflects the deduction of the maximum 5.5% front-end sales charge with respect to Class A Shares and the maximum CDSC with respect to Class B Shares (5%) and Class C Shares (1%). All returns presented are time-weighted based on monthly valuations and include the reinvestment of earnings. The average annual expenses of the discretionary private account for all periods reflect the maximum applicable fee of .90%. These average annual expenses were lower than the expenses of Class A, Class B and Class C Shares of the Concentrated Growth Fund stated under “Fund Fees and Expenses” above. The performance of the discretionary private account would have been lower if it had been subject to the expenses of the Class A, Class B and Class C Shares of the Concentrated Growth Fund. Furthermore the discretionary private account is not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Concentrated Growth Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser’s discretionary private account could have been adversely affected if the discretionary private account had been regulated as an investment company under the federal securities laws. In addition, the securities held by the Concentrated Growth Fund will not be identical to the securities held by the discretionary private account for the periods shown above. Accordingly, the future performance of the Concentrated Growth Fund will differ from the performance of the private account.

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Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs Balanced Fund
5	Goldman Sachs Research Select Fund
7	Goldman Sachs Capital Growth Fund
8	Goldman Sachs Growth and Income Fund
9	Goldman Sachs Large Cap Value Fund
10	Goldman Sachs Strategic Growth Fund
11	Goldman Sachs Concentrated Growth Fund
12	Goldman Sachs Mid Cap Value Fund
13	Goldman Sachs Growth Opportunities Fund
14	Goldman Sachs Small Cap Value Fund

16 Other Investment Practices and Securities

20 Principal Risks of the Funds

25 Fund Performance

37 Fund Fees and Expenses

51 Service Providers

60 Dividends

62 Shareholder Guide
62	How To Buy Shares
72	How To Sell Shares

83 Taxation

85 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

108 Appendix B Financial Highlights

139 Appendix C Fund Performance and Prior Performance of Similarly Advised Account of the Investment Adviser

Domestic Equity Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

529205

EQDOMPROABC

Prospectus

Institutional Shares

December 23, 2003

 GOLDMAN SACHS DOMESTIC EQUITY FUNDS

■ Goldman Sachs Balanced Fund

■  Goldman Sachs Research Select FundSM

■  Goldman Sachs Capital Growth Fund

■  Goldman Sachs Growth and Income Fund

■  Goldman Sachs Large Cap Value Fund

■  Goldman Sachs Strategic Growth Fund

■  Goldman Sachs Concentrated Growth Fund

■  Goldman Sachs Mid Cap Value Fund

■  Goldman Sachs Growth Opportunities Fund

■ Goldman Sachs Small Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Balanced, Research Select, Capital Growth, Growth and Income, Large Cap Value, Strategic Growth, Concentrated Growth, Mid Cap Value, Growth Opportunities and Small Cap Value Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

VALUE STYLE FUNDS

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:

■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:

■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

GSAM’s Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

1

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

2

Fund Investment Objectives and Strategies

Goldman Sachs Balanced Fund

FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large-cap U.S. equity investments and fixed-income securities

Investment Style:	Asset Allocation, with growth and value (blend) equity components

Symbol:	GSBIX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds).

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

3

Goldman Sachs Balanced Fund continued

Equity Investments. The Fund invests, under normal circumstances, between 45% and 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. Although the Fund’s equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its Total Assets in foreign equity investments, including issuers in countries with emerging markets or economies (“emerging countries”) and equity investments quoted in foreign currencies. A portion of the Fund’s portfolio of equity investments may be selected primarily to provide current income (including interests in real estate investment trusts (“REITs”), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in fixed-income senior securities. The remainder of the Fund’s assets are invested in other fixed-income securities and cash.

The Fund’s fixed-income securities primarily include:

■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Research Select Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	A focused portfolio of U.S. equity investments that offer the potential for long-term capital appreciation

Investment Style:	Growth and Value blend

Symbol:	GSRIX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a focused portfolio of U.S. equity investments.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by the Investment Adviser to be positioned for long-term growth or are positioned as value opportunities which, in the Investment Adviser’s view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Fund may invest in securities of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

5

Goldman Sachs Research Select Fund continued

A committee of portfolio managers representing the Investment Adviser’s Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Fund. The Investment Adviser will rely on research generated by the portfolio managers/analysts that comprise the Investment Adviser’s Value and Growth investment teams.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

Symbol:	GSPIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

7

Goldman Sachs Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbol:	GSIIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Large Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbol:	GSLIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $869 million and $242 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

9

Goldman Sachs Strategic Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

Symbol:	GSTIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Concentrated Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Concentrated portfolio of U.S. equity investments that offer long-term capital growth potential

Investment Style:	Growth

Symbol:	GCRIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term growth.

The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 10% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940, and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Concentrated Growth Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

11

Goldman Sachs Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbol:	GSMCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $869 million and $12.5 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell Midcap® Growth

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

Symbol:	GGOIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

13

Goldman Sachs Small Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbol:	GSSIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $51 million and $1.9 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

14

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15

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these tech-niques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Research	Capital	Growth
of the Fund	Balanced	Select	Growth	and Income
— Not permitted	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	15	—	—	—
Cross Hedging of Currencies	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•
Equity Swaps*	15	15	15	15
Foreign Currency Transactions**	•[1]	•	•	•
Futures Contracts and Options on Futures Contracts	•	•	•	•
Interest Rate Caps, Floors and Collars	•	—	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10
Loan Participations	•	—	—	—
Mortgage Dollar Rolls	•	—	—	—
Options on Foreign Currencies[2]	•	•	•	•
Options on Securities and Securities Indices[3]	•	•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25	25
Unseasoned Companies	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
[1]	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
[2]	The Funds may purchase and sell call and put options.
[3]	The Funds may sell covered call and put options and purchase call and put options.

16

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small Cap
Value	Growth	Growth	Value	Opportunities	Value
Fund	Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	—	—	—	—
•	•	•	•	•	•
•	•	•	•	•	•
15	15	15	15	15	15
•	•	•	•	•	•
•	•	•	•	•	•
—	—	—	—	—	—
10	10	10	10	10	10
—	—	—	—	—	—
—	—	—	—	—	—
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	—	—	—	—	—
33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
25	25	25	25	25	25
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•

17

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Research	Capital	Growth
of the Fund	Balanced	Select	Growth	and Income
— Not permitted	Fund	Fund	Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•	•	•	•
Asset-Backed and Mortgage-Backed Securities[4]	•	—	•	•
Bank Obligations[4]	•	•	•	•
Convertible Securities[5]	•	•	•	•
Corporate Debt Obligations[4]	•	•	•	•
Equity Investments	45-65	80+	90+	65+
Emerging Country Securities	10[6]	20[6]	10[6]	25[6]
Fixed-Income Securities[7]	35-45 [8,11]	20	•	35
Foreign Securities	20[6]	20[6]	10 [6]	25[6]
Foreign Government Securities[4]	10[11]	—	—	—
Municipal Securities	•	—	—	—
Non-Investment Grade Fixed-Income Securities	10[12]	10[13]	10 [13]	10[13]
Real Estate Investment Trusts (“REITs”)	•	•	•	•
Stripped Mortgage Backed Securities[4]	•	—	—	—
Structured Securities*	•	•	•	•
Temporary Investments	100	100	100	100
U.S. Government Securities[4]	•	•	•	•
Yield Curve Options and Inverse Floating Rate Securities	•	—	—	—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[4]	Limited by the amount the Fund invests in fixed income securities.

[5]	Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”). The Research Select Fund has no minimum rating criteria. All other Funds use the same rating criteria for convertible and non-convertible debt securities.
[6]	The Balanced, Capital Growth, Growth and Income, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in the aggregate up to 20%, 10%, 25%, 10%, 10% and 10%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Research Select, Large Cap Value, Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 20%, 25%, 25% and 25%, respectively, of their Net Assets in foreign securities, including emerging country securities.
[7]	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed-Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or have a comparable rating by another NRSRO).
[8]	The Balanced Fund invests at least 25% of its Total Assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.
[9]	The Mid Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (2) fixed-income securities.

18

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap		Strategic		Concentrated		Mid Cap		Growth		Small Cap
Value		Growth		Growth		Value		Opportunities		Value
Fund		Fund		Fund		Fund		Fund		Fund

•		•		•		•		•		•
•		•		•		•		•		•
•		•		•		•		•		•
•		•		•		•		•		•
•		•		•		•		•		•
80	+	90	+	90	+	80	+	90	+	80	+
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	25	[6]
20		•		10		20	[9]	•		20	[10]
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	25	[6]
—		—		—		—		—		—
—		—		—		—		—		—
10	[13]	10	[13]	—		10	[14]	10	[13]	20	[13]
•		•		•		•		•		•
—		—		—		—		—		—
•		•		•		•		•		•
100		100		100		100		100		100
•		•		•		•		•		•
—		—		—		—		—		—

[10]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.
[11]	The Balanced Fund may invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities.
[12]	Must be at least BB or B by Standard & Poor’s, Ba or B by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[13]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[14]	Must be B or higher by Standard & Poor’s, B or higher by Moody’s or have a comparable rating by another NRSRO at the time of investment.

19

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Growth
		Research	Capital	and
• Applicable	Balanced	Select	Growth	Income
— Not applicable	Fund	Fund	Fund	Fund

Credit/ Default	•	•	•	•
Foreign	•	•	•	•
Emerging Countries	•	•	•	•
Stock	•	•	•	•
Derivatives	•	•	•	•
Interest Rate	•	•	•	•
Management	•	•	•	•
Market	•	•	•	•
Liquidity	•	•	•	•
Investment Style	•	•	•	•
Mid Cap and Small Cap	—	•	—	—
Initial Public Offering (“IPO”)	—	•	—	—
Non-Diversification	—	—	—	—

20

PRINCIPAL RISKS OF THE FUNDS

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small Cap
Value	Growth	Growth	Value	Opportunities	Value
Fund	Fund	Fund	Fund	Fund	Fund

•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	—	•	•	•	•
•	•	•	—	—	•
—	—	•	—	—	—

21

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

22

PRINCIPAL RISKS OF THE FUNDS

■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments

23

in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Non-diversification Risk—The Concentrated Growth Fund is not diversified, which means it may invest a larger percentage of its assets in fewer issuers than a “diversified” mutual fund. Under normal circumstances, the Fund intends to invest in approximately 30-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

24

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. The Concentrated Growth Fund commenced operations on September 3, 2002. Since this Fund does not have a full calendar year’s performance, no performance is provided in this section.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

25

Balanced Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +9.74%. Best Quarter* Q4 ’99 +8.29% Worst Quarter* Q3 ’98 -8.69%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	-9.74%	-0.14%	0.22%
Returns After Taxes on Distributions**	-10.87%	-1.71%	-1.65%
Returns After Taxes on Distributions and Sale of Fund Shares**	-5.97%	-0.77%	-0.58%
S&P 500® Index***	-22.10%	-0.59%	0.47%
Lehman Brothers Aggregate Bond Index****	10.25%	7.54%	7.87%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

26

FUND PERFORMANCE

Research Select Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +13.83%. Best Quarter* Q4 ’01 +13.43% Worst Quarter* Q3 ’01 -23.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Institutional Shares (Inception 6/19/00)
Returns Before Taxes	-28.82%	-23.97%
Returns After Taxes on Distributions**	-28.82%	-23.97%
Returns After Taxes on Distributions and Sale of Fund Shares**	-17.69%	-18.28%
S&P 500 Index***	-22.10%	-17.51%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

From June 19, 2000 to September 22, 2002, under normal circumstances, the Fund purchased only equity securities that were included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. On September 23, 2002, certain changes to the Fund’s portfolio management team and principal investment strategies became effective, and the Fund no longer invests in the U.S. Select List which has been discontinued.

27

Capital Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +12.99%. Best Quarter* Q4 ’98 +24.46% Worst Quarter* Q3 ’01 -16.47%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	-24.59%	0.41%	1.64%
Returns After Taxes on Distributions**	-24.59%	0.46%	0.00%
Returns After Taxes on Distributions and Sale of Fund Shares**	-15.10%	0.50%	1.22%
Russell 1000 Growth Index***	-27.88%	-3.84%	-2.96%
S&P 500® Index****	-22.10%	-0.59%	0.47%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Effective December 1, 2003, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s benchmark. The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies with higher price to earnings ratios and higher forecasted growth values compared to the S&P 500. In the Investment Adviser’s opinion, the Russell 1000 Growth Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses, or taxes.

28

FUND PERFORMANCE

Growth and Income Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +10.52%. Best Quarter* Q2 ’97 +15.24% Worst Quarter* Q3 ’98 -16.86%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 6/3/96)
Returns Before Taxes	-11.25%	-5.26%	1.95%
Returns After Taxes on Distributions**	-11.85%	-5.94%	0.42%
Returns After Taxes on Distributions and Sale of Fund Shares**	-6.89%	-4.35%	1.07%
S&P 500® Index***	-22.10%	-0.59%	5.83%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses, or taxes.

29

Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +10.99%. Best Quarter* Q3 ’00 +8.66% Worst Quarter* Q3 ’02 -14.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Institutional Shares (Inception 12/15/99)
Returns Before Taxes	-12.00%	-2.59%
Returns After Taxes on Distributions**	-12.36%	-2.89%
Returns After Taxes on Distributions and Sale of Fund Shares**	-7.37%	-2.20%
Russell 1000® Value Index***	-15.52%	-4.47%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1000 largest ranking U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

30

FUND PERFORMANCE

Strategic Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +13.99%. Best Quarter* Q4 ’01 +11.65% Worst Quarter* Q3 ’01 -18.14%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Institutional Shares (Inception 5/24/99)
Returns Before Taxes	-27.18%	-9.89%
Returns After Taxes on Distributions**	-27.18%	-9.89%
Returns After Taxes on Distributions and Sale of Fund Shares**	-16.69%	-7.69%
Russell 1000® Growth Index***	-27.88%	-14.78%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

31

Mid Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +12.23%. Best Quarter* Q2 ’99 +21.23% Worst Quarter* Q3 ’98 -20.78%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/1/95)
Returns Before Taxes	-4.71%	5.94%	11.95%
Returns After Taxes on Distributions**	-5.42%	4.58%	9.97%
Returns After Taxes on Distributions and Sale of Fund Shares**	-2.51%	4.31%	9.13%
Russell Midcap® Value Index***	-9.64%	2.96%	10.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

32

FUND PERFORMANCE

Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +19.05%. Best Quarter* Q4 ’01 +24.33% Worst Quarter* Q3 ’01 -22.27%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Institutional Shares (Inception 5/24/99)
Returns Before Taxes	-26.96%	11.95%
Returns After Taxes on Distributions**	-26.96%	11.39%
Returns After Taxes on Distributions and Sale of Fund Shares**	-16.55%	9.57%
Russell Midcap® Growth Index***	-27.41%	-8.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

33

Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +22.65%. Best Quarter* Q2 ’99 +30.23% Worst Quarter* Q3 ’98 -32.16%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	-7.24%	4.08%	5.21%
Returns After Taxes on Distributions**	-7.41%	3.55%	4.13%
Returns After Taxes on Distributions and Sale of Fund Shares**	-4.43%	3.04%	3.71%
Russell 2000® Value Index***	-11.43%	2.71%	4.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

34

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35

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

		Research	Capital	Growth and
	Balanced	Select	Growth	Income
	Fund	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.65%	1.00%	1.00%	0.70%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses[3]	0.33%	0.18%	0.08%	0.14%

Total Fund Operating Expenses*	0.98%	1.18%	1.08%	0.84%

See page 38 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

		Research	Capital	Growth and
	Balanced	Select	Growth	Income
	Fund[4]	Fund[4]	Fund[4]	Fund[4]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[2]	0.65%	1.00%	0.95%	0.70%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses[3]	0.10%	0.10%	0.04%	0.09%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.75%	1.10%	0.99%	0.79%

36

FUND FEES AND EXPENSES

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small Cap
Value	Growth	Growth	Value	Opportunities	Value
Fund	Fund	Fund	Fund	Fund	Fund

None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None

0.75%	1.00%	1.00%	0.75%	1.00%	1.00%
None	None	None	None	None	None
0.15%	0.22%	1.25%	0.10%	0.13%	0.12%

0.90%	1.22%	2.25%	0.85%	1.13%	1.12%

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small Cap
Value	Growth	Growth	Value	Opportunities	Value
Fund[4]	Fund[4]	Fund[1]	Fund[1]	Fund[1]	Fund[4]

0.75%	1.00%	1.00%	0.75%	1.00%	1.00%
None	None	None	None	None	None
0.10%	0.04%	0.08%	0.10%	0.13%	0.10%

0.85%	1.04%	1.08%	0.85%	1.13%	1.10%

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Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Capital Growth Fund equal to 0.05% of the Fund’s average daily net assets. As a result of fee waivers, the current management fee of the Capital Growth Fund is 0.95% of the Fund’s average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.
[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages (rounded) of each Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.06%
Research Select	0.06%
Capital Growth	0.00%
Growth and Income	0.05%
Large Cap Value	0.06%
Strategic Growth	0.00%
Concentrated Growth	0.04%
Mid Cap Value	0.10%
Growth Opportunities	0.11%
Small Cap Value	0.06%

[4]	The “Other Expenses” and “Total Fund Operating Expenses” of the Funds (after any waivers and expense limitations) have been restated to reflect the current expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table.

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FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced	$100	$312	$542	$1,201

Research Select	$120	$375	$649	$1,432

Capital Growth	$110	$343	$595	$1,317

Growth and Income	$86	$268	$466	$1,037

Large Cap Value	$92	$287	$498	$1,108

Strategic Growth	$124	$387	$670	$1,477

Concentrated Growth	$228	$703	$1,205	$2,585

Mid Cap Value	$87	$271	$471	$1,049

Growth Opportunities	$115	$359	$622	$1,375

Small Cap Value	$114	$356	$617	$1,363

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

39

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Research Select Capital Growth Growth and Income Large Cap Value Strategic Growth Concentrated Growth Mid Cap Value Growth Opportunities Small Cap Value

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $337.2 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

40

SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2003

Balanced	0.65%	0.65%

Research Select	1.00%	1.00%

Capital Growth	1.00%	0.95%

Growth and Income	0.70%	0.70%

Large Cap Value	0.75%	0.75%

Strategic Growth	1.00%	1.00%

Concentrated Growth	1.00%	1.00%

Mid Cap Value	0.75%	0.75%

Growth Opportunities	1.00%	1.00%

Small Cap Value	1.00%	1.00%

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The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Value Investment Team

■	Fourteen portfolio managers/analysts with over 180 years of combined financial experience comprise the Investment Adviser’s value investment team
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

______________________________________________________________________________________________________________

Value Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Dolores Bamford Vice President	Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2003	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.

Andrew Braun Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 2001 2001 2001 2001 2002	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

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SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Scott Carroll Vice President	Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Sally Pope Davis Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 2001 2001 2001 2001 2002	Ms. Davis joined the Investment Adviser as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

Stacey Ann DeMatteis Vice President	Client Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2002	Ms. DeMatteis joined the Investment Adviser as a product- marketing analyst in September 1993. From December 1997 to April 2000, she was a relationship manager in Broker-Dealer sales. In May 2000, she became a client portfolio manager on the Value Team.

J. Kelly Flynn Vice President	Portfolio Manager— Small Cap Value	Since 2002	Mr. Flynn joined the Investment Adviser as a portfolio manager in April 2002. From 1999 to 2002, he was a portfolio manager for Small Cap/SMID Cap Value products at Lazard Asset Management. From 1997 to 1999, he was a small cap value portfolio manager at 1838 Investment Advisors.

Sean Gallagher Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 2001 2001 2001 2001 2002	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Don Gervais Vice President	Client Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2003 2003 2003 2003 2003 2003	Mr. Gervais joined the Investment Adviser in April 2003 as a portfolio manager. From September 1999 to March 2003 he was a U.S. Equity client portfolio manager at JPMorgan Fleming. Prior to that, from December 1997 to September 1999 he was an analyst with Capital Guardian Trust.

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Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

James Otness Managing Director	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2000 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

Lisa Parisi Managing Director	Portfolio Manager— Mid Cap Value Small Cap Value Research Select Balanced (Equity) Growth and Income Large Cap Value	Since 2001 2001 2002 2002 2002 2002	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Eileen Rominger Managing Director Chief Investment Officer	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 1999 1999 1999 1999 2002	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Growth Investment Team

■	23 years consistent investment style applied through diverse and complete market cycles
■	More than $25 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

______________________________________________________________________________________________________________

Growth Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities Balanced (Equity) Capital Growth Strategic Growth Research Select Concentrated Growth	Since 1999 2000 2000 2000 2002 2002	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

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SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Kenneth T. Berents Managing Director Co-Chairman of Investment Committee	Senior Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2000 2000 2000 2000 2002 2002	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997.

Gregory H. Ekizian, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Ekizian joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Investment Committee in 1997.

Prashant Khemka, CFA Vice President	Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2003 2003 2003 2003 2003 2003	Mr. Khemka joined the Investment Adviser in 2000 as an equity analyst. He became a portfolio manager in 2003. From 1998 to 2000, he was assistant portfolio manager in the Fundamental Strategies group at State Street Global Advisors. Mr. Khemka received an M.B.A. from the Owen Graduate School of Management at Vanderbilt University (attended 1996-1998).

Scott Kolar, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth Research Select Concentrated Growth	Since 1999 2000 2000 2000 2002 2002	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999.

Andrew F. Pyne Managing Director	Senior Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2001 2001 2001 2001 2002 2002	Mr. Pyne joined the Investment Adviser as a product manager in 1997. He became a portfolio manager in August 2001.

Jeffrey Rabinowitz, CFA Vice President	Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2003 2003 2003 2003 2003 2003	Mr. Rabinowitz joined the Investment Adviser in 1999 as an equity analyst. He became a portfolio manager in 2003. From 1997 to 1999 Mr. Rabinowitz attended Wharton School of the University of Pennsylvania where he received his M.B.A. in Finance.

45

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Ernest C. Segundo, Jr., CFA Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997.

Mark Shattan, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Research Select Capital Growth Strategic Growth Concentrated Growth Growth Opportunities Balanced Equity	Since 2002 2002 2002 2002 2002 2003	Mr. Shattan joined the Investment Adviser as an equity analyst in 1999 and became a portfolio manager in 2002. From 1997 to 1999 he was an equity research analyst at Salomon Smith Barney.

David G. Shell, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997.

Fixed-Income Investment Team

■	The fixed-income investment team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $84 billion in fixed-income assets for retail, institutional and high net worth clients

______________________________________________________________________________________________________________

Fixed-Income Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan A. Beinner Chief Investment Officer, Fixed-Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed-Income	Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

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SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Portfolios, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities

47

lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

48

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Balanced	Quarterly	Annually

Research Select	Annually	Annually

Capital Growth	Annually	Annually

Growth and Income	Quarterly	Annually

Large Cap Value	Annually	Annually

Strategic Growth	Annually	Annually

Concentrated Growth	Annually	Annually

Mid Cap Value	Annually	Annually

Growth Opportunities	Annually	Annually

Small Cap Value	Annually	Annually

49

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

50

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Goldman Sachs Trust (the “Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

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These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

53

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange order by a purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

54

SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

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In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

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SHAREHOLDER GUIDE

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would

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ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that

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SHAREHOLDER GUIDE

distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

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■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Fund distributions of long-term capital gains should generally qualify for the reduced rate of tax if attributable to Fund sales and exchanges occurring on or after May 6, 2003. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund’s ex-dividend rate.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends

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paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

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APPENDIX A

time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. Similarly, EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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APPENDIX A

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may

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not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an

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APPENDIX A

example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

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Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

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APPENDIX A

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and

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may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is

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susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would

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deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

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The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

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■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the

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APPENDIX A

settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

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A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

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APPENDIX A

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of

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corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of

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APPENDIX A

the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other

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mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

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Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of an underlying security remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia)

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and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in municipal securities will be taxable.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Certain Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined

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APPENDIX A

interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

85

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended August 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

BALANCED FUND

	Balanced Fund— Institutional Shares

						For the
						Seven-month	For the
	Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003	2002		2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$16.31	$18.38		$21.46	$20.39	$20.48	$20.29

Net investment income	0.47 [c]	0.54	[c,e]	0.62 [c]	0.71 [c]	0.53	0.64

Net realized and unrealized gain (loss)	0.95	(2.04	) [e]	(2.62)	1.75	(0.35)	0.20

Total from investment operations	1.42	(1.50)		(2.00)	2.46	0.18	0.84

Distributions to shareholders

From net investment income	(0.49)	(0.57)		(0.82)	(0.58)	(0.27)	(0.65)

From net realized gains	—	—		(0.26)	(0.81)	—	—

Total distributions	(0.49)	(0.57)		(1.08)	(1.39)	(0.27)	(0.65)

Net asset value, end of period	$17.24	$16.31		$18.38	$21.46	$20.39	$20.48

Total return[a]	8.95%	(8.33)%		(9.56)%	12.59%	0.86%	4.25%

Net assets at end of period (in 000s)	$2,150	$2,157		$2,379	$2,509	$2,361	$8,010

Ratio of net expenses to average net assets	0.76%	0.76%		0.75%	0.72%	0.70%[b]	0.73%

Ratio of net investment income to average net assets	2.85%	3.01	% [e]	3.18%	3.46%	2.96%[b]	3.22%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.98%	0.98%		0.94%	0.89%	0.92%[b]	0.95%

Ratio of net investment income to average net assets	2.63%	2.79	% [e]	2.99%	3.29%	2.74%[b]	3.00%

Portfolio turnover rate[f]	192%	169%		187%	154%	90%	175%

See page 96 for all footnotes.

86

APPENDIX B

RESEARCH SELECT FUND

	Research Select Fund—Institutional Shares

				For the
	Years Ended August 31,			Period Ended
				August 31,
	2003	2002	2001	2000

Income (loss) from investment operations

Net asset value, beginning of period	$5.03	$7.11	$10.78	$10.00

Net investment loss[c]	— [d]	(0.01)	(0.03)	(0.01)

Net realized and unrealized gain (loss)	0.70	(2.07)	(3.64)	0.79

Total from investment operations	0.70	(2.08)	(3.67)	0.78

Net asset value, end of period	$5.73	$5.03	$7.11	$10.78

Total return[a]	13.92%	(29.25)%	(34.04)%	7.80%

Net assets at end of period (in 000s)	$2,810	$5,220	$17,077	$12,677

Ratio of net expenses to average net assets	1.12%	1.11%	1.10%	1.10%[b]

Ratio of net investment loss to average net assets	0.04%	(0.18)%	(0.32)%	(0.50)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.18%	1.14%	1.13%	1.65%[b]

Ratio of net investment loss to average net assets	(0.02)%	(0.21)%	(0.35)%	(1.05)%[b]

Portfolio turnover rate	121%	107%	171%	5%

See page 96 for all footnotes.

87

CAPITAL GROWTH FUND

	Capital Growth Fund— Institutional Shares

					For the
					Seven-month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$15.71	$20.02	$29.19	$25.06	$24.07	$18.45

Net investment income (loss)	0.06 [c]	0.02 [c]	0.03 [c]	— [c,d]	(0.02)	0.01

Net realized and unrealized gain (loss)	1.67	(4.30)	(7.30)	6.32	1.01	6.38

Total from investment operations	1.73	(4.28)	(7.27)	6.32	0.99	6.39

Distributions to shareholders

From net realized gains	—	(0.03)	(1.90)	(2.19)	—	(0.77)

Total distributions	—	(0.03)	(1.90)	(2.19)	—	(0.77)

Net asset value, end of period	$17.44	$15.71	$20.02	$29.19	$25.06	$24.07

Total return[a]	11.01%	(21.41)%	(26.18)%	26.18%	4.11%	35.02%

Net assets at end of period (in 000s)	$303,840	$316,020	$444,195	$497,986	$255,210	$41,817

Ratio of net expenses to average net assets	1.00%	1.03%	1.04%	1.05%	1.04%[b]	1.07%

Ratio of net investment income (loss) to average net assets	0.41%	0.11%	0.15%	—%	(0.20)%[b]	0.11%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.08%	1.07%	1.06%	1.07%	1.07%[b]	1.09%

Ratio of net investment income (loss) to average net assets	0.33%	0.07%	0.13%	(0.03)%	(0.23)%[b]	0.09%

Portfolio turnover rate	17%	11%	18%	34%	18%	30%

See page 96 for all footnotes.

88

APPENDIX B

GROWTH AND INCOME FUND

	Growth and Income Fund— Institutional Shares

					For the
					Seven-month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$18.22	$19.84	$24.91	$24.72	$24.35	$25.95

Net investment income (loss)	0.33 [c]	0.22 [c]	0.11 [c]	0.16 [c]	0.34	0.29

Net realized and unrealized gain (loss)	1.21	(1.66)	(5.18)	1.49	0.23	(1.58)

Total from investment operations	1.54	(1.44)	(5.07)	1.65	0.57	(1.29)

Distributions to shareholders

From net investment income	(0.32)	(0.18)	—	(0.09)	(0.20)	(0.30)

In excess of net investment income	—	—	—	(0.04)	—	(0.01)

From net realized gains	—	—	—	(1.33)	—	—

Total distributions	(0.32)	(0.18)	—	(1.46)	(0.20)	(0.31)

Net asset value, end of period	$19.44	$18.22	$19.84	$24.91	$24.72	$24.35

Total return[a]	8.63%	(7.36)%	(20.32)%	7.05%	2.32%	(5.00)%

Net assets at end of period (in 000s)	$3,615	$4,539	$28,201	$28,543	$32,181	$173,696

Ratio of net expenses to average net assets	0.80%	0.80%	0.79%	0.78%	0.79%[b]	0.80%

Ratio of net investment income (loss) to average net assets	1.83%	1.12%	0.49%	0.69%	1.72%[b]	1.25%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.84%	0.82%	0.81%	0.78%	0.80%[b]	0.80%

Ratio of net investment income (loss) to average net assets	1.79%	1.10%	0.47%	0.69%	1.71%[b]	1.25%

Portfolio turnover rate	55%	89%	40%	87%	55%	126%

See page 96 for all footnotes.

89

LARGE CAP VALUE FUND

	Large Cap Value Fund— Institutional Shares

				For the
	Years Ended August 31,			Period Ended
				August 31,
	2003	2002	2001	2000

Income (loss) from investment operations

Net asset value, beginning of period	$9.29	$10.24	$10.40	$10.00

Net investment income (loss)[c]	0.12	0.12	0.12	0.09

Net realized and unrealized gain (loss)	0.64	(1.01)	(0.20)	0.31

Total from investment operations	0.76	(0.89)	(0.08)	0.40

Distributions to shareholders

From net investment income	(0.10)	(0.06)	(0.08)	—

Net asset value, end of period	$9.95	$9.29	$10.24	$10.40

Total return[a]	8.27%	(8.73)%	(0.81)%	4.00%

Net assets at end of period (in 000s)	$96,895	$78,146	$50,740	$16,155

Ratio of net expenses to average net assets	0.86%	0.86%	0.85%	0.85%[b]

Ratio of net investment income (loss) to average net assets	1.31%	1.19%	1.09%	1.31%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.90%	0.92%	1.43%	2.90%[b]

Ratio of net investment income (loss) to average net assets	1.27%	1.13%	0.51%	(0.74)%[b]

Portfolio turnover rate	78%	91%	69%	67%

See page 96 for all footnotes.

90

APPENDIX B

STRATEGIC GROWTH FUND

	Strategic Growth Fund— Institutional Shares

									For the
	Years Ended August 31,								Period Ended
									August 31,
	2003		2002		2001		2000		1999

Income (loss) from investment operations

Net asset value, beginning of period	$7.05		$9.30		$12.58		$10.07		$10.00

Net investment income (loss)	(0.01	) [c]	(0.02	) [c]	(0.02	) [c]	(0.01	) [c]	0.01

Net realized and unrealized gain (loss)	0.89		(2.23)		(3.26)		2.52		0.06

Total from investment operations	0.88		(2.25)		(3.28)		2.51		0.07

Distributions to shareholders

From net realized gains	—		—	[d]	—		—		—

Net asset value, end of period	$7.93		$7.05		$9.30		$12.58		$10.07

Total return[a]	12.48%		(24.17)%		(26.06)%		24.93%		0.70%

Net assets at end of period (in 000s)	$93,806		$59,130		$45,898		$22,910		$5,981

Ratio of net expenses to average net assets	1.05%		1.05%		1.04%		1.04%		1.04%[b]

Ratio of net investment income (loss) to average net assets	(0.09)%		(0.27)%		(0.15)%		(0.09)%		0.24%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.22%		1.23%		1.27%		1.23%		11.30%[b]

Ratio of net investment income (loss) to average net assets	(0.26)%		(0.45)%		(0.38)%		(0.28)%		(10.02)%[b]

Portfolio turnover rate	14%		40%		25%		19%		7%

See page 96 for all footnotes.

91

CONCENTRATED GROWTH FUND

Concentrated Growth Fund— Institutional Shares

For the
Period Ended
August 31,
2003[g]

Income (loss) from investment operations

Net asset value, beginning of period	$10.00

Net investment loss[c]	$(0.03)

Net realized and unrealized gain	$1.71

Total from investment operations	$1.68

Net asset value, end of period	$11.68

Total return[a]	16.80%

Net assets at end of period (in 000s)	$27,810

Ratio of net expenses to average net assets[b]	1.08%

Ratio of net investment loss to average net assets[b]	(0.32)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[b]	2.25%

Ratio of net investment income loss to average net assets [b]	(1.49)%

Portfolio turnover rate	19%

See page 96 for all footnotes.

92

APPENDIX B

MID CAP VALUE FUND

	Mid Cap Value Fund— Institutional Shares

					For the
					Seven-month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$24.24	$24.35	$19.86	$18.45	$18.37	$21.65

Net investment income (loss)	0.29 [c]	0.27 [c]	0.33 [c]	0.27 [c]	0.09	0.19

Net realized and unrealized gain (loss)	1.66	0.45	4.36	1.36	1.72	(2.38)

Total from investment operations	1.95	0.72	4.69	1.63	1.81	(2.19)

Distributions to shareholders

From net investment income	(0.20)	(0.21)	(0.20)	(0.22)	—	(0.21)

From net realized gains	(0.50)	(0.62)	—	—	(1.73)	(0.88)

Total distributions	(0.70)	(0.83)	(0.20)	(0.22)	(1.73)	(1.09)

Net asset value, end of period	$25.49	$24.24	$24.35	$19.86	$18.45	$18.37

Total return[a]	8.34%	3.05%	23.75%	9.08%	9.26%	(10.07)%

Net assets at end of period (in 000s)	$330,827	$318,916	$247,212	$158,188	$190,549	$196,512

Ratio of net expenses to average net assets	0.85%	0.87%	0.89%	0.89%	0.89%[b]	0.87%

Ratio of net investment income (loss) to average net assets	1.24%	1.11%	1.43%	1.51%	0.79%[b]	0.83%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.85%	0.87%	0.92%	0.94%	0.97%[b]	0.95%

Ratio of net investment income (loss) to average net assets	1.24%	1.11%	1.40%	1.46%	0.71%[b]	0.75%

Portfolio turnover rate	80%	92%	101%	83%	69%	92%

See page 96 for all footnotes.

93

GROWTH OPPORTUNITIES FUND

	Growth Opportunities Fund— Institutional Shares

									For The
	Years Ended August 31,								Period Ended
									August 31,
	2003		2002		2001		2000		1999

Income (loss) from investment operations

Net asset value, beginning of period	$14.27		$18.26		$19.59		$10.13		$10.00

Net investment income (loss)	(0.06	) [c]	(0.08	) [c]	(0.07	) [c]	(0.04	) [c]	0.01

Net realized and unrealized gain (loss)	3.46		(3.91)		(0.67)		9.73		0.12

Total from investment operations	3.40		(3.99)		(0.74)		9.69		0.13

Distributions to shareholders

From net realized gains	—		—		(0.59)		(0.23)		—

Net asset value, end of period	$17.67		$14.27		$18.26		$19.59		$10.13

Total return[a]	23.83%		(21.89)%		(3.79)%		96.67%		1.30%

Net assets at end of period (in 000s)	$189,498		$134,954		$128,182		$49,921		$5,223

Ratio of net expenses to average net assets	1.13%		1.11%		1.14%		1.12%		1.04%[b]

Ratio of net investment income (loss) to average net assets	(0.41)%		(0.47)%		(0.34)%		(0.23)%		0.39%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.13%		1.11%		1.14%		1.21%		13.75%[b]

Ratio of net investment income (loss) to average net assets	(0.41)%		(0.47)%		(0.34)%		(0.32)%		(12.32)%[b]

Portfolio turnover rate	66%		69%		66%		73%		27%

See page 96 for all footnotes.

94

APPENDIX B

SMALL CAP VALUE FUND

	Small Cap Value Fund— Institutional Shares

					For the
					Seven-month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$28.25	$28.98	$23.47	$19.95	$18.62	$24.09

Net investment income (loss)	0.12 [c]	0.21 [c]	0.25 [c]	0.10 [c]	—	0.03

Net realized and unrealized gain (loss)	6.13	(0.76)	5.26	3.42	1.33	(4.50)

Total from investment operations	6.25	(0.55)	5.51	3.52	1.33	(4.47)

Distributions to shareholders

From net investment income	(0.12)	(0.18)	—	—	—	—

From net realized gains	(0.03)	—	—	—	—	(1.00)

Total distributions	(0.15)	(0.18)	—	—	—	(1.00)

Net asset value, end of period	$34.35	$28.25	$28.98	$23.47	$19.95	$18.62

Total return[a]	22.22%	(1.91)%	23.48%	17.64%	7.14%	(17.04)%

Net assets at end of period (in 000s)	$117.968	$90,177	$46,211	$26,445	$27,023	$15,351

Ratio of net expenses to average net assets	1.11%	1.11%	1.10%	1.10%	1.10%[b]	1.13%

Ratio of net investment income (loss) to average net assets	0.43%	0.71%	0.97%	0.49%	0.05%[b]	0.13%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.12%	1.13%	1.20%	1.17%	1.21%[b]	1.17%

Ratio of net investment income (loss) to average net assets	0.42%	0.69%	0.87%	0.42%	(0.06)%[b]	0.09%

Portfolio turnover rate	58%	75%	93%	75%	47%	98%

See page 96 for all footnotes.

95

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Less than $0.005 per share.
e	As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
f	Includes the effect of mortgage dollar roll transactions.
g	Commenced September 3, 2002.

96

Appendix C Fund Performance and Prior Performance of Similarly Advised Account of the Investment Adviser

Below is the performance of the Concentrated Growth Fund from its inception on September 3, 2003 to September 30, 2003. In addition, following the Fund’s performance is the performance of a discretionary private account managed by the Investment Adviser that has investment objectives, policies and strategies substantially similar to the Concentrated Growth Fund. Although the private account performance is no substitute for the performance of the Concentrated Growth Fund, it does provide a longer historical track record of the Investment Adviser in managing a substantially similar account.

CONCENTRATED GROWTH FUND

	Average Annual Total Return
	for the Periods Ended
	9/30/03
Performance of the Concentrated Growth Fund		Since Inception
as of September 30, 2003	1 Year	September 3, 2002

Institutional Shares	20.94	12.76

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence performance would be reduced.

SIMILARLY ADVISED PRIVATE ACCOUNT

The Investment Adviser has a discretionary private account that has investment objectives, policies and strategies substantially similar to the Concentrated Growth Fund. The following table sets forth the performance data relating to the historical performance of that account. The information is provided to illustrate the past performance of the Investment Adviser in managing a substantially similar account as measured against the Russell 1000 Growth Index and does not represent the performance of the Concentrated Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Concentrated Growth

97

Fund (shown above) nor should investors consider this data as an indication of the future performance of the Concentrated Growth Fund or of the Investment Adviser. The Russell 1000 Growth Index is unmanaged, and investors cannot invest directly in the index.

	Private Account	Russell 1000
Calendar Years	Performance	Growth Index

Jan 2003-Sep 2003	14.52%	17.51%
Dec 2002	(23.59)%	(27.88)%
Dec 2001	(9.48)%	(20.43)%
Dec 2000	(5.70)%	(22.43)%
Dec 1999	38.65%	33.15%
Dec 1998	34.09%	38.70%
Dec 1997	42.71%	30.48%
Dec 1996	19.35%	23.12%
Dec 1995	25.01%	37.18%
Dec 1994	(1.27)%	2.65%
Dec 1993	25.33%	2.90%
Dec 1992	8.42%	5.00%
Dec 1991	44.46%	41.16%
Dec 1990	(14.79)%	(0.26)%
Dec 1989	36.92%	35.92%

	Average Annual Total Return
	for the Periods Ended 9/30/03
					Since Inception
	1 Year	3 Year	5 Year	10 Year	December 1, 1988

Private Account Performance	25.01%	(9.49)%	4.82%	11.91%	14.25%
Russell 1000 Growth Index	25.92%	(19.05)%	(2.46)%	8.54%	10.91%

The performance information with respect to the discretionary private account is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Since fees, commissions, and taxes may differ for the private discretionary account and the Concentrated Growth Fund, performance data for identical periods may differ.

All returns presented are time-weighted based on monthly valuations and include the reinvestment of earnings. The average annual expenses of the discretionary private account for all periods reflect the maximum applicable fee of .90%. These average annual expenses were lower than the expenses of the Institutional shares stated under “Fund Fees and Expenses” above. The performance of the discretionary private account would have been lower if it had been subject to the

98

APPENDIX C

expenses of the Institutional Shares of the Concentrated Growth Fund. Furthermore the discretionary private account is not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Concentrated Growth Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser’s discretionary private account could have been adversely affected if the discretionary private account had been regulated as an investment company under the federal securities laws. In addition, the securities held by the Concentrated Growth Fund will not be identical to the securities held by the discretionary private account for the periods shown above. Accordingly, the future performance of the Concentrated Growth Fund will differ from the performance of the private account.

99

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Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs Balanced Fund
5	Goldman Sachs Research Select Fund
7	Goldman Sachs Capital Growth Fund
8	Goldman Sachs Growth and Income Fund
9	Goldman Sachs Large Cap Value Fund
10	Goldman Sachs Strategic Growth Fund
11	Goldman Sachs Concentrated Growth Fund
12	Goldman Sachs Mid Cap Value Fund
13	Goldman Sachs Growth Opportunities Fund
14	Goldman Sachs Small Cap Value Fund

16 Other Investment Practices and Securities

20 Principal Risks of the Funds

25 Fund Performance

36 Fund Fees and Expenses

40 Service Providers

49 Dividends

51 Shareholder Guide
51	How To Buy Shares
56	How To Sell Shares

61 Taxation

63 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

86 Appendix B Financial Highlights

97 Appendix C Fund Performance and Prior Performance of Similarly Advised Account of the Investment Adviser

Domestic Equity Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

EQDOMPROINST

Prospectus

Service Shares

December 23, 2003

 GOLDMAN SACHS DOMESTIC EQUITY FUNDS

■ Goldman Sachs Balanced Fund

■  Goldman Sachs Research Select FundSM

■  Goldman Sachs Capital Growth Fund

■  Goldman Sachs Growth and Income Fund

■  Goldman Sachs Large Cap Value Fund

■  Goldman Sachs Strategic Growth Fund

■  Goldman Sachs Concentrated Growth Fund

■  Goldman Sachs Mid Cap Value Fund

■  Goldman Sachs Growth Opportunities Fund

■ Goldman Sachs Small Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Balanced, Research Select, Capital Growth, Growth and Income, Large Cap Value, Strategic Growth, Concentrated Growth, Mid Cap Value, Growth Opportunities and Small Cap Value Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

VALUE STYLE FUNDS

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:

■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:

■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

GSAM’s Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

1

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

2

Fund Investment Objectives and Strategies

Goldman Sachs Balanced Fund

FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large-cap U.S. equity investments and fixed-income securities

Investment Style:	Asset Allocation, with growth and value (blend) equity components

Symbol:	GSBSX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds).

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

3

Goldman Sachs Balanced Fund continued

Equity Investments. The Fund invests, under normal circumstances, between 45% and 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. Although the Fund’s equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its Total Assets in foreign equity investments, including issuers in countries with emerging markets or economies (“emerging countries”) and equity investments quoted in foreign currencies. A portion of the Fund’s portfolio of equity investments may be selected primarily to provide current income (including interests in real estate investment trusts (“REITs”), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in fixed-income senior securities. The remainder of the Fund’s assets are invested in other fixed-income securities and cash.

The Fund’s fixed-income securities primarily include:

■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Research Select Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	A focused portfolio of U.S. equity investments that offer the potential for long-term capital appreciation

Investment Style:	Growth and Value blend

Symbol:	GSRSX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a focused portfolio of U.S. equity investments.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by the Investment Adviser to be positioned for long-term growth or are positioned as value opportunities which, in the Investment Adviser’s view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Fund may invest in securities of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

5

Goldman Sachs Research Select Fund continued

A committee of portfolio managers representing the Investment Adviser’s Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Fund. The Investment Adviser will rely on research generated by the portfolio managers/analysts that comprise the Investment Adviser’s Value and Growth investment teams.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

Symbol:	GSPSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

7

Goldman Sachs Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbol:	GSGSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Large Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbol:	GSVSX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $869 million and $242 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

9

Goldman Sachs Strategic Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

Symbol:	GSTSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Concentrated Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Concentrated portfolio of U.S. equity investments that offer long-term capital growth potential

Investment Style:	Growth

Symbol:	GCGSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term growth.

The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 10% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940, and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Concentrated Growth Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

11

Goldman Sachs Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbol:	GSMSX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $869 million and $12.5 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell Midcap® Growth

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

Symbol:	GGOSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

13

Goldman Sachs Small Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbol:	GSSSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $51 million and $1.9 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

14

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15

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Research	Capital	Growth
of the Fund	Balanced	Select	Growth	and Income
— Not permitted	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	15	—	—	—
Cross Hedging of Currencies	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•
Equity Swaps*	15	15	15	15
Foreign Currency Transactions**	•[1]	•	•	•
Futures Contracts and Options on Futures Contracts	•	•	•	•
Interest Rate Caps, Floors and Collars	•	—	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10
Loan Participations	•	—	—	—
Mortgage Dollar Rolls	•	—	—	—
Options on Foreign Currencies[2]	•	•	•	•
Options on Securities and Securities Indices[3]	•	•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25	25
Unseasoned Companies	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
[1]	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
[2]	The Funds may purchase and sell call and put options.
[3]	The Funds may sell covered call and put options and purchase call and put options.

16

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small Cap
Value	Growth	Growth	Value	Opportunities	Value
Fund	Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	—	—	—	—
•	•	•	•	•	•
•	•	•	•	•	•
15	15	15	15	15	15
•	•	•	•	•	•
•	•	•	•	•	•
—	—	—	—	—	—
10	10	10	10	10	10
—	—	—	—	—	—
—	—	—	—	—	—
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	—	—	—	—	—
33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
25	25	25	25	25	25
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•

17

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies			Research		Capital		Growth
of the Fund	Balanced		Select		Growth		and Income
— Not permitted	Fund		Fund		Fund		Fund

Investment Securities
American, European and Global Depositary Receipts	•		•		•		•
Asset-Backed and Mortgage-Backed Securities[4]	•		—		•		•
Bank Obligations[4]	•		•		•		•
Convertible Securities[5]	•		•		•		•
Corporate Debt Obligations[4]	•		•		•		•
Equity Investments	45-65		80	+	90	+	65	+
Emerging Country Securities	10	[6]	20	[6]	10	[6]	25	[6]
Fixed-Income Securities[7]	35-45	[8,11]	20		•		35
Foreign Securities	20	[6]	20	[6]	10	[6]	25	[6]
Foreign Government Securities[4]	10	[11]	—		—		—
Municipal Securities	•		—		—		—
Non-Investment Grade Fixed-Income Securities	10	[12]	10	[13]	10	[13]	10	[13]
Real Estate Investment Trusts (“REITs”)	•		•		•		•
Stripped Mortgage Backed Securities[4]	•		—		—		—
Structured Securities*	•		•		•		•
Temporary Investments	100		100		100		100
U.S. Government Securities[4]	•		•		•		•
Yield Curve Options and Inverse Floating Rate Securities	•		—		—		—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[4]	Limited by the amount the Fund invests in fixed income securities.

[5]	Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”). The Research Select Fund has no minimum rating criteria. All other Funds use the same rating criteria for convertible and non-convertible debt securities.
[6]	The Balanced, Capital Growth, Growth and Income, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in the aggregate up to 20%, 10%, 25%, 10%, 10% and 10%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Research Select, Large Cap Value, Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 20%, 25%, 25% and 25%, respectively, of their Net Assets in foreign securities, including emerging country securities.
[7]	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed-Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or have a comparable rating by another NRSRO).
[8]	The Balanced Fund invests at least 25% of its Total Assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.
[9]	The Mid Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (2) fixed-income securities.

18

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap		Strategic		Concentrated		Mid Cap		Growth		Small Cap
Value		Growth		Growth		Value		Opportunities		Value
Fund		Fund		Fund		Fund		Fund		Fund

•		•		•		•		•		•
•		•		•		•		•		•
•		•		•		•		•		•
•		•		•		•		•		•
•		•		•		•		•		•
80	+	90	+	90	+	80	+	90	+	80	+
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	25	[6]
20		•		10		20	[9]	•		20	[10]
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	25	[6]
—		—		—		—		—		—
—		—		—		—		—		—
10	[13]	10	[13]	—		10	[14]	10	[13]	20	[13]
•		•		•		•		•		•
—		—		—		—		—		—
•		•		•		•		•		•
100		100		100		100		100		100
•		•		•		•		•		•
—		—		—		—		—		—

[10]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.
[11]	The Balanced Fund may invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities.
[12]	Must be at least BB or B by Standard & Poor’s, Ba or B by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[13]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[14]	Must be B or higher by Standard & Poor’s, B or higher by Moody’s or have a comparable rating by another NRSRO at the time of investment.

19

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Growth
		Research	Capital	and
• Applicable	Balanced	Select	Growth	Income
— Not applicable	Fund	Fund	Fund	Fund

Credit/ Default	•	•	•	•
Foreign	•	•	•	•
Emerging Countries	•	•	•	•
Stock	•	•	•	•
Derivatives	•	•	•	•
Interest Rate	•	•	•	•
Management	•	•	•	•
Market	•	•	•	•
Liquidity	•	•	•	•
Investment Style	•	•	•	•
Mid Cap and Small Cap	—	•	—	—
Initial Public Offering (“IPO”)	—	•	—	—
Non-Diversification	—	—	—	—

20

PRINCIPAL RISKS OF THE FUNDS

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small Cap
Value	Growth	Growth	Value	Opportunities	Value
Fund	Fund	Fund	Fund	Fund	Fund

•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	—	•	•	•	•
•	•	•	—	—	•
—	—	•	—	—	—

21

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

22

PRINCIPAL RISKS OF THE FUNDS

■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments

23

in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Non-diversification Risk—The Concentrated Growth Fund is not diversified, which means it may invest a larger percentage of its assets in fewer issuers than a “diversified” mutual fund. Under normal circumstances, the Fund intends to invest in approximately 30-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

24

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. The Concentrated Growth Fund commenced operations on September 3, 2002. Since this Fund does not have a full calendar year’s performance, no performance is provided in this section.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

25

Balanced Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +9.38%. Best Quarter* Q4 ’99 +8.14% Worst Quarter* Q3 ’98 -8.76%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	-10.17%	-0.70%	-0.33%
Returns After Taxes on Distributions**	-11.11%	-2.04%	-1.98%
Returns After Taxes on Distributions and Sale of Fund Shares**	-6.23%	-1.11%	-0.91%
S&P 500® Index***	-22.10%	-0.59%	0.47%
Lehman Brothers Aggregate Bond Index****	10.25%	7.54%	7.87%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement account.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

26

FUND PERFORMANCE

Research Select Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +13.59%. Best Quarter* Q4 ’01 +13.17% Worst Quarter* Q3 ’01 -23.32%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Service Shares (Inception 6/19/00)
Returns Before Taxes	-29.17%	-24.33%
Returns After Taxes on Distributions**	-29.17%	-24.33%
Returns After Taxes on Distributions and Sale of Fund Shares**	-17.91%	-18.54%
S&P 500 Index***	-22.10%	-17.51%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

From June 19, 2000 to September 22, 2003, under normal circumstances, the Fund purchased only equity securities that were included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. On September 23, 2002, certain changes to the Fund’s portfolio management team and principal investment strategies became effective, and the Fund no longer invests in the U.S. Select List which has been discontinued.

27

Capital Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +12.59%. Best Quarter* Q4 ’98 +24.32% Worst Quarter* Q3 ’01 -16.59%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	-24.96%	-0.09%	1.15%
Returns After Taxes on Distributions**	-24.96%	-0.97%	-0.47%
Returns After Taxes on Distributions and Sale of Fund Shares**	-15.33%	0.11%	0.85%
Russell 1000 Growth Index***	-27.88%	-3.84%	-2.96%
S&P 500® Index****	-22.10%	-0.59%	0.47%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Effective December 1, 2003, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s benchmark. The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies with higher price to earnings ratios and higher forecasted growth values compared to the S&P 500. In the Investment Adviser’s opinion, the Russell 1000 Growth Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

28

FUND PERFORMANCE

Growth and Income Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +10.16%. Best Quarter* Q2 ’97 +15.16% Worst Quarter* Q3 ’98 -16.98%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 3/6/96)
Returns Before Taxes	-11.72%	-5.76%	1.80%
Returns After Taxes on Distributions**	-12.15%	-6.33%	0.44%
Returns After Taxes on Distributions and Sale of Fund Shares**	-7.18%	-4.68%	1.03%
S&P 500® Index***	-22.10%	-0.59%	7.05%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

29

Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +10.67%. Best Quarter* Q3 ’00 +8.57% Worst Quarter* Q3 ’02 -14.24%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Service Shares (Inception 12/15/99)
Returns Before Taxes	-12.35%	-2.94%
Returns After Taxes on Distributions**	-12.68%	-3.12%
Returns After Taxes on Distributions and Sale of Fund Shares**	-7.58%	-2.42%
Russell 1000® Value Index***	-15.52%	-4.47%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest ranking U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

30

FUND PERFORMANCE

Strategic Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +13.57%. Best Quarter* Q4 ’01 +11.63% Worst Quarter* Q3 ’01 -18.26%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Service Shares (Inception 5/24/99)
Returns Before Taxes	-27.41%	-10.19%
Returns After Taxes on Distributions**	-27.41%	-10.19%
Returns After Taxes on Distributions and Sale of Fund Shares**	-16.83%	-7.91%
Russell 1000® Growth Index***	-27.88%	-14.78%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

31

Mid Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +11.82%. Best Quarter* Q2 ’99 +21.13% Worst Quarter* Q3 ’98 -20.81%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 7/18/97)
Returns Before Taxes	-5.16%	5.43%	5.87%
Returns After Taxes on Distributions**	-5.85%	4.23%	4.00%
Returns After Taxes on Distributions and Sale of Fund Shares**	-2.79%	3.98%	4.00%
Russell Midcap® Value Index***	-9.64%	2.96%	4.96%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

32

FUND PERFORMANCE

Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +18.62%. Best Quarter* Q4 ’01 +24.12% Worst Quarter* Q3 ’01 -22.32%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Service Shares (Inception 5/24/99)
Returns Before Taxes	-27.29%	11.39%
Returns After Taxes on Distributions**	-27.29%	10.82%
Returns After Taxes on Distributions and Sale of Fund Shares**	-16.75%	9.10%
Russell Midcap® Growth Index***	-27.41%	-8.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

33

Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +22.19%. Best Quarter* Q2 ’99 +30.02% Worst Quarter* Q3 ’98 -32.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	-7.69%	3.57%	4.71%
Returns After Taxes on Distributions**	-7.71%	3.08%	3.67%
Returns After Taxes on Distributions and Sale of Fund Shares**	-4.70%	2.64%	3.32%
Russell 2000® Value Index***	-11.43%	2.71%	4.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

34

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35

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

				Growth
		Research	Capital	and
	Balanced	Select	Growth	Income
	Fund	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.65%	1.00%	1.00%	0.70%
Other Expenses	0.83%	0.68%	0.58%	0.64%
Service Fees[3]	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%
All Other Expenses[4]	0.33%	0.18%	0.08%	0.14%

Total Fund Operating Expenses*	1.48%	1.68%	1.58%	1.34%

See page 38 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

				Growth
		Research	Capital	and
	Balanced	Select	Growth	Income
	Fund[5]	Fund[5]	Fund[5]	Fund[5]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[2]	0.65%	1.00%	0.95%	0.70%
Other Expenses	0.60%	0.60%	0.54%	0.59%
Service Fees[3]	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%
All Other Expenses[4]	0.10%	0.10%	0.04%	0.09%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.25%	1.60%	1.49%	1.29%

36

FUND FEES AND EXPENSES

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small Cap
Value	Growth	Growth	Value	Opportunities	Value
Fund	Fund	Fund	Fund	Fund	Fund

None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None

0.75%	1.00%	1.00%	0.75%	1.00%	1.00%
0.65%	0.72%	1.75%	0.60%	0.63%	0.62%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.15%	0.22%	1.25%	0.10%	0.13%	0.12%

1.40%	1.72%	2.75%	1.35%	1.63%	1.62%

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small Cap
Value	Growth	Growth	Value	Opportunities	Value
Fund[5]	Fund[5]	Fund[1]	Fund[1]	Fund[1]	Fund[5]

0.75%	1.00%	1.00%	0.75%	1.00%	1.00%
0.60%	0.54%	0.58%	0.60%	0.63%	0.60%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.10%	0.04%	0.08%	0.10%	0.13%	0.10%

1.35%	1.54%	1.58%	1.35%	1.63%	1.60%

37

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Capital Growth Fund equal to 0.05% of the Fund’s average daily net assets. As a result of fee waivers, the current management fee of the Capital Growth Fund is 0.95% of the Fund’s average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages of each (rounded) Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.06%
Research Select	0.06%
Capital Growth	0.00%
Growth and Income	0.05%
Large Cap Value	0.06%
Strategic Growth	0.00%
Concentrated Growth	0.04%
Mid Cap Value	0.10%
Growth Opportunities	0.11%
Small Cap Value	0.06%

[5]	The “Other Expenses” and “Total Fund Operating Expenses” of the Funds (after any waivers and expense limitations) have been restated to reflect the current expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table.

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FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced	$151	$468	$808	$1,768

Research Select	$171	$530	$913	$1,987

Capital Growth	$161	$499	$860	$1,878

Growth and Income	$136	$425	$734	$1,613

Large Cap Value	$143	$443	$766	$1,680

Strategic Growth	$175	$542	$933	$2,030

Concentrated Growth	$278	$853	$1,454	$3,080

Mid Cap Value	$137	$428	$739	$1,624

Growth Opportunities	$166	$514	$887	$1,933

Small Cap Value	$165	$511	$881	$1,922

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

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Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Research Select Capital Growth Growth and Income Large Cap Value Strategic Growth Concentrated Growth Mid Cap Value Growth Opportunities Small Cap Value

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $337.2 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

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SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2003

Balanced	0.65%	0.65%

Research Select	1.00%	1.00%

Capital Growth	1.00%	0.95%

Growth and Income	0.70%	0.70%

Large Cap Value	0.75%	0.75%

Strategic Growth	1.00%	1.00%

Concentrated Growth	1.00%	1.00%

Mid Cap Value	0.75%	0.75%

Growth Opportunities	1.00%	1.00%

Small Cap Value	1.00%	1.00%

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The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Value Investment Team

■	Fourteen portfolio managers/analysts with over 180 years of combined financial experience comprise the Investment Adviser’s value investment team
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

______________________________________________________________________________________________________________

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Dolores Bamford Vice President	Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2003	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.

Andrew Braun Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 2001 2001 2001 2001 2002	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

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SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Scott Carroll Vice President	Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Sally Pope Davis Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 2001 2001 2001 2001 2002	Ms. Davis joined the Investment Adviser as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

Stacey Ann DeMatteis Vice President	Client Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002 2002 2002	Ms. DeMatteis joined the Investment Adviser as a product- marketing analyst in September 1993. From December 1997 to April 2000, she was a relationship manager in Broker-Dealer sales. In May 2000, she became a client portfolio manager on the Value Team.

J. Kelly Flynn Vice President	Portfolio Manager— Small Cap Value	Since 2002	Mr. Flynn joined the Investment Adviser as a portfolio manager in April 2002. From 1999 to 2002, he was a portfolio manager for Small Cap/SMID Cap Value products at Lazard Asset Management. From 1997 to 1999, he was a small cap value portfolio manager at 1838 Investment Advisors.

Sean Gallagher Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 2001 2001 2001 2001 2002	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Don Gervais Vice President	Client Portfolio Manager— Balanced (Equity) Research Select Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2003 2003 2003 2003 2003 2003	Mr. Gervais joined the Investment Adviser in April 2003 as a portfolio manager. From September 1999 to March 2003 he was a U.S. Equity client portfolio manager at JPMorgan Fleming. Prior to that, from December 1997 to September 1999 he was an analyst with Capital Guardian Trust.

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Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

James Otness Managing Director	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2000 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

Lisa Parisi Managing Director	Portfolio Manager— Mid Cap Value Small Cap Value Research Select Balanced (Equity) Growth and Income Large Cap Value	Since 2001 2001 2002 2002 2002 2002	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Eileen Rominger Managing Director Chief Investment Officer	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 1999 1999 1999 1999 2002	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Growth Investment Team

■	23 years consistent investment style applied through diverse and complete market cycles
■	More than $25 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

______________________________________________________________________________________________________________

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities Balanced (Equity) Capital Growth Strategic Growth Research Select Concentrated Growth	Since 1999 2000 2000 2000 2002 2002	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

44

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Kenneth T. Berents Managing Director Co-Chairman of Investment Committee	Senior Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2000 2000 2000 2000 2002 2002	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997.

Gregory H. Ekizian, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Ekizian joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Investment Committee in 1997.

Prashant Khemka, CFA Vice President	Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2003 2003 2003 2003 2003 2003	Mr. Khemka joined the Investment Adviser in 2000 as an equity analyst. He became a portfolio manager in 2003. From 1998 to 2000, he was assistant portfolio manager in the Fundamental Strategies group at State Street Global Advisors. Mr. Khemka received an M.B.A. from the Owen Graduate School of Management at Vanderbilt University (attended 1996-1998).

Scott Kolar, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth Research Select Concentrated Growth	Since 1999 2000 2000 2000 2002 2002	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999.

Andrew F. Pyne Managing Director	Senior Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2001 2001 2001 2001 2002 2002	Mr. Pyne joined the Investment Adviser as a product manager in 1997. He became a portfolio manager in August 2001.

Jeffrey Rabinowitz, CFA Vice President	Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 2003 2003 2003 2003 2003 2003	Mr. Rabinowitz joined the Investment Adviser in 1999 as an equity analyst. He became a portfolio manager in 2003. From 1997 to 1999 Mr. Rabinowitz attended Wharton School of the University of Pennsylvania where he received his M.B.A. in Finance.

45

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Ernest C. Segundo, Jr., CFA Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997.

Mark Shattan, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Research Select Capital Growth Strategic Growth Concentrated Growth Growth Opportunities Balanced Equity	Since 2002 2002 2002 2002 2002 2003	Mr. Shattan joined the Investment Adviser as an equity analyst in 1999 and became a portfolio manager in 2002. From 1997 to 1999 he was an equity research analyst at Salomon Smith Barney.

David G. Shell, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth	Since 1997 1998 1999 1999 2002 2002	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997.

Fixed-Income Investment Team

■	The fixed-income investment team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $84 billion in fixed-income assets for retail, institutional and high net worth clients

______________________________________________________________________________________________________________

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan A. Beinner Chief Investment Officer, Fixed-Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

46

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

James B. Clark Managing Director Co-Head U.S. Fixed-Income	Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such

47

restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Portfolios, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

48

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Balanced	Quarterly	Annually

Research Select	Annually	Annually

Capital Growth	Annually	Annually

Growth and Income	Quarterly	Annually

Large Cap Value	Annually	Annually

Strategic Growth	Annually	Annually

Concentrated Growth	Annually	Annually

Mid Cap Value	Annually	Annually

Growth Opportunities	Annually	Annually

Small Cap Value	Annually	Annually

49

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

50

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers

51

■	Acting as liaison between the Service Organization’s customers and the Goldman Sachs Trust (the “Trust”)
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and

52

SHAREHOLDER GUIDE

are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an

53

investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

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SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

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What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address

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SHAREHOLDER GUIDE

of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

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SHAREHOLDER GUIDE

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Fund distributions of long-term capital gains should generally qualify for the reduced rate of tax if attributable to Fund sales and exchanges occurring on or after May 6, 2003. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund’s ex-dividend rate.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends

60

TAXATION

paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

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time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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APPENDIX A

issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. Similarly, EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may

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APPENDIX A

not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an

67

example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

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APPENDIX A

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

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Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and

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APPENDIX A

may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is

71

susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would

72

APPENDIX A

deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

73

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

74

APPENDIX A

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the

75

settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

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APPENDIX A

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

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Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of

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APPENDIX A

corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of

79

the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other

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APPENDIX A

mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

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Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of an underlying security remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia)

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APPENDIX A

and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in municipal securities will be taxable.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Certain Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined

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interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended August 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

BALANCED FUND

	Balanced Fund— Service Shares

						For the
						Seven-month	For the
	Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003	2002		2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$16.30	$18.35		$21.41	$20.37	$20.47	$20.28

Net investment income	0.39 [c]	0.44	[c,e]	0.55 [c]	0.59 [c]	1.22	0.53

Net realized and unrealized gain (loss)	0.97	(2.02	) [e]	(2.65)	1.74	(1.14)	0.21

Total from investment operations	1.36	(1.58)		(2.10)	2.33	0.08	0.74

Distributions to shareholders

From net investment income	(0.41)	(0.47)		(0.70)	(0.48)	(0.18)	(0.55)

From net realized gains	—	—		(0.26)	(0.81)	—	—

Total distributions	(0.41)	(0.47)		(0.96)	(1.29)	(0.18)	(0.55)

Net asset value, end of period	$17.25	$16.30		$18.35	$21.41	$20.37	$20.47

Total return[a]	8.53%	(8.79)%		(10.06)%	11.89%	0.39%	3.80%

Net assets at end of period (in 000s)	$12	$10		$16	$17	$15	$490

Ratio of net expenses to average net assets	1.26%	1.26%		1.25%	1.22%	1.20%[b]	1.23%

Ratio of net investment income to average net assets	2.36%	2.49	% [e]	2.84%	2.86%	2.46%[b]	2.77%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.48%	1.48%		1.44%	1.39%	1.42%[b]	1.45%

Ratio of net investment income to average net assets	2.14%	2.27	% [e]	2.65%	2.69%	2.24%[b]	2.55%

Portfolio turnover rate[f]	192%	169%		187%	154%	90%	175%

See page 96 for all footnotes.

86

APPENDIX B

RESEARCH SELECT FUND

	Research Select Fund— Service Shares

				For the
	Years Ended August 31,			Period Ended
				August 31,
	2003	2002	2001	2000

Income (loss) from investment operations

Net asset value, beginning of period	$4.98	$7.07	$10.78	$10.00

Net investment (loss)[c]	(0.02)	(0.04)	(0.08)	(0.02)

Net realized and unrealized gain (loss)	0.68	(2.05)	(3.63)	0.80

Total from investment operations	0.66	(2.09)	(3.71)	0.78

Net asset value, end of period	$5.64	$4.98	$7.07	$10.78

Total return[a]	13.25%	(29.56)%	(34.35)%	7.70%

Net assets at end of period (in 000s)	$13	$11	$13	$12

Ratio of net expenses to average net assets	1.62%	1.61%	1.60%	1.60%[b]

Ratio of net investment loss to average net assets	(0.43)%	(0.66)%	(0.91)%	(1.13)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.68%	1.64%	1.63%	2.15%[b]

Ratio of net investment loss to average net assets	(0.49)%	(0.69)%	(0.94)%	(1.68)%[b]

Portfolio turnover rate	121%	107%	171%	5%

See page 96 for all footnotes.

87

CAPITAL GROWTH FUND

	Capital Growth Fund— Service Shares

									For the
									Seven-month	For the
	Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$15.33		$19.63		$28.81		$24.88		$23.96	$18.46

Net investment income (loss)	(0.01	) [c]	(0.07	) [c]	(0.08	) [c]	(0.13	) [c]	(0.08)	(0.04)

Net realized and unrealized gain (loss)	1.62		(4.20)		(7.20)		6.25		1.00	6.31

Total from investment operations	1.61		(4.27)		(7.28)		6.12		0.92	6.27

Distributions to shareholders

From net realized gains	—		(0.03)		(1.90)		(2.19)		—	(0.77)

Total distributions	—		(0.03)		(1.90)		(2.19)		—	(0.77)

Net asset value, end of period	$16.94		$15.33		$19.63		$28.81		$24.88	$23.96

Total return[a]	10.50%		(21.78)%		(26.58)%		25.53%		3.84%	34.34%

Net assets at end of period (in 000s)	$5,985		$5,976		$8,979		$13,668		$6,466	$3,085

Ratio of net expenses to average net assets	1.50%		1.53%		1.54%		1.55%		1.54%[b]	1.57%

Ratio of net investment income (loss) to average net assets	(0.10)%		(0.39)%		(0.35)%		(0.49)%		(0.65)%[b]	(0.37)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.58%		1.57%		1.56%		1.57%		1.57%[b]	1.59%

Ratio of net investment income (loss) to average net assets	(0.18)%		(0.43)%		(0.37)%		(0.52)%		(0.68)%[b]	(0.39)%

Portfolio turnover rate	17%		11%		18%		34%		18%	30%

See page 96 for all footnotes.

88

APPENDIX B

GROWTH AND INCOME FUND

	Growth and Income Fund— Service Shares

						For the
						Seven-month	For the
	Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003	2002	2001		2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$17.98	$19.63	$24.77		$24.68	$24.33	$25.92

Net investment income (loss)	0.23 [c]	0.16 [c]	(0.01	) [c]	0.05 [c]	0.17	0.17

Net realized and unrealized gain (loss)	1.21	(1.68)	(5.13)		1.44	0.32	(1.58)

Total from investment operations	1.44	(1.52)	(5.14)		1.49	0.49	(1.41)

Distributions to shareholders

From net investment income	(0.23)	(0.13)	—		(0.05)	(0.14)	(0.17)

In excess of net investment income	—	—	—		(0.02)	—	(0.01)

From net realized gains	—	—	—		(1.33)	—	—

Total distributions	(0.23)	(0.13)	—		(1.40)	(0.14)	(0.18)

Net asset value, end of period	$19.19	$17.98	$19.63		$24.77	$24.68	$24.33

Total return[a]	8.14%	(7.80)%	(20.75)%		6.40%	2.01%	(5.44)%

Net assets at end of period (in 000s)	$2,191	$3,819	$5,581		$7,926	$10,008	$11,943

Ratio of net expenses to average net assets	1.30%	1.30%	1.29%		1.28%	1.29%[b]	1.30%

Ratio of net investment income (loss) to average net assets	1.33%	0.83%	(0.03)%		0.20%	1.16%[b]	0.72%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.34%	1.32%	1.31%		1.28%	1.30%[b]	1.30%

Ratio of net investment income (loss) to average net assets	1.29%	0.81%	(0.05)%		0.20%	1.15%[b]	0.72%

Portfolio turnover rate	55%	89%	40%		87%	55%	126%

See page 96 for all footnotes.

89

LARGE CAP VALUE FUND

	Large Cap Value Fund— Service Shares

				For the
	Years Ended August 31,			Period Ended
				August 31,
	2003	2002	2001	2000

Income (loss) from investment operations

Net asset value, beginning of period	$9.29	$10.23	$10.38	$10.00

Net investment income (loss)[c]	0.08	0.08	0.08	0.07

Net realized and unrealized gain (loss)	0.63	(1.00)	(0.20)	0.31

Total from investment operations	0.71	(0.92)	(0.12)	0.38

Distributions to shareholders

From net investment income	(0.09)	(0.02)	(0.03)	—

Net asset value, end of period	$9.91	$9.29	$10.23	$10.38

Total return[a]	7.74%	(9.03)%	(1.17)%	3.80%

Net assets at end of period (in 000s)	$2	$1	$2	$2

Ratio of net expenses to average net assets	1.36%	1.36%	1.35%	1.35%[b]

Ratio of net investment income (loss) to average net assets	0.82%	0.84%	0.80%	0.95%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.40%	1.42%	1.93%	3.40%[b]

Ratio of net investment income (loss) to average net assets	0.78%	0.78%	0.22%	(1.10)%[b]

Portfolio turnover rate	78%	91%	69%	67%

See page 96 for all footnotes.

90

APPENDIX B

STRATEGIC GROWTH FUND

	Strategic Growth Fund— Service Shares

									For the
	Years Ended August 31,								Period Ended
									August 31,
	2003		2002		2001		2000		1999

Income (loss) from investment operations

Net asset value, beginning of period	$6.97		$9.23		$12.52		$10.06		$10.00

Net investment income (loss)	(0.03	) [c]	(0.05	) [c]	(0.04	) [c]	(0.04	) [c]	(0.01)

Net realized and unrealized gain (loss)	0.88		(2.21)		(3.25)		2.50		0.07

Total from investment operations	0.85		(2.26)		(3.29)		2.46		0.06

Distributions to shareholders

From net realized gains	—		—	[d]	—		—		—

Net asset value, end of period	$7.82		$6.97		$9.23		$12.52		$10.06

Total return[a]	12.20%		(24.46)%		(26.27)%		24.45%		0.60%

Net assets at end of period (in 000s)	$1		$1		$1		$2		$2

Ratio of net expenses to average net assets	1.55%		1.55%		1.54%		1.54%		1.54%[b]

Ratio of net investment income (loss) to average net assets	(0.44)%		(0.58)%		(0.37)%		(0.35)%		(0.24)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.72%		1.73%		1.77%		1.73%		11.80%[b]

Ratio of net investment income (loss) to average net assets	(0.61)%		(0.76)%		(0.60)%		(0.54)%		(10.50)%[b]

Portfolio turnover rate	14%		40%		25%		19%		7%

See page 96 for all footnotes.

91

CONCENTRATED GROWTH FUND

Concentrated Growth Fund— Service Shares

For the
Period Ended
August 31,
2003[g]

Income (loss) from investment operations

Net asset value, beginning of period	$10.00

Net investment loss[c]	$(0.07)

Net realized and unrealized gain	$1.71

Total from investment operations	$1.64

Net asset value, end of period	$11.64

Total return[a]	16.40%

Net assets, end of period (in 000s)	$2

Ratio of net expenses to average net assets[b]	1.58%

Ratio of net investment loss to average net assets[b]	(0.72)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[b]	2.75%

Ratio of net investment loss to average net assets[b]	(1.89)%

Portfolio turnover rate	19%

See page 96 for all footnotes.

92

APPENDIX B

MID CAP VALUE FUND

	Mid Cap Value Fund— Service Shares

					For the
					Seven-month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$24.12	$24.14	$19.73	$18.31	$18.29	$21.62

Net investment income (loss)	0.17 [c]	0.16 [c]	0.21 [c]	0.18 [c]	0.05	0.03

Net realized and unrealized gain (loss)	1.65	0.44	4.34	1.35	1.70	(2.31)

Total from investment operations	1.82	0.60	4.55	1.53	1.75	(2.28)

Distributions to shareholders

From net investment income	$(0.18)	$—	$(0.14)	$(0.11)	$—	$(0.17)

From net realized gains	(0.50)	(0.62)	—	—	(1.73)	(0.88)

Total distributions	(0.68)	(0.62)	(0.14)	(0.11)	(1.73)	(1.05)

Net asset value, end of period	$25.26	$24.12	$24.14	$19.73	$18.31	$18.29

Total return[a]	7.83%	2.55%	23.17%	8.48%	8.97%	(10.48)%

Net assets at end of period (in 000s)	$3,008	$921	$256	$206	$190	$289

Ratio of net expenses to average net assets	1.35%	1.37%	1.39%	1.39%	1.39%[b]	1.37

Ratio of net investment income (loss) to average net assets	0.72%	0.63%	0.94%	1.03%	0.38%[b]	0.32%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.35%	1.37%	1.42%	1.44%	1.47%[b]	1.45%

Ratio of net investment income (loss) to average net assets	0.72%	0.63%	0.91%	0.98%	0.30%[b]	0.24%

Portfolio turnover rate	80%	92%	101%	83%	69%	92%

See page 96 for all footnotes.

93

GROWTH OPPORTUNITIES FUND

	Growth Opportunities Fund— Service Shares

									For
	Years Ended August 31,								Period Ended
									August 31,
	2003		2002		2001		2000		1999

Income (loss) from investment operations

Net asset value, beginning of period	$14.03		$18.05		$19.45		$10.12		$10.00

Net investment income (loss)	(0.13	) [c]	(0.16	) [c]	(0.16	) [c]	(0.12	) [c]	—

Net realized and unrealized gain (loss)	3.39		(3.86)		(0.65)		9.68		0.12

Total from investment operations	$3.26		$(4.02)		$(0.81)		$9.56		$0.12

Distributions to shareholders

From net realized gains	—		—		(0.59)		(0.23)		—

Net asset value, end of period	$17.29		$14.03		$18.05		$19.45		$10.12

Total return[a]	23.24%		(22.27)%		(4.24)%		95.41%		1.20%

Net assets at end of period (in 000s)	$539		$471		$232		$3		$2

Ratio of net expenses to average net assets	1.63%		1.61%		1.64%		1.62%		1.54%[b]

Ratio of net investment income (loss) to average net assets	0.90%		(0.99)%		(0.84)%		(0.69)%		0.03%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.63%		1.61%		1.64%		1.71%		14.25%[b]

Ratio of net investment loss to average net assets	(0.90)%		(0.99)%		(0.84)%		(0.78)%		(12.68)%[b]

Portfolio turnover rate	66%		69%		66%		73%		27%

See page 96 for all footnotes.

94

APPENDIX B

SMALL CAP VALUE FUND

	Small Cap Value Fund— Service Shares

						For the
						Seven-month	For the
	Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003		2002	2001	2000	1999	1999

Income (loss) from investment operations

Net asset value, beginning of period	$27.56		$28.43	$23.13	$19.76	$18.50	$24.05

Net investment income (loss)	(0.02	) [c]	0.05 [c]	0.13 [c]	0.01 [c]	(0.13)	(0.04)

Net realized and unrealized gain (loss)	5.97		(0.74)	5.17	3.36	1.39	(4.51)

Total from investment operations	5.95		(0.69)	5.30	3.37	1.26	(4.55)

Distributions to shareholders

From net investment income	$—		$(0.18)	$—	$—	$—	$—

From net realized gains	(0.03)		—	—	—	—	(1.00)

Total distributions	(0.03)		(0.18)	—	—	—	(1.00)

Net asset value, end of period	$33.48		$27.56	$28.43	$23.13	$19.76	$18.50

Total return[a]	21.60%		(2.43)%	22.91%	17.05%	6.81%	(17.41)%

Net assets at end of period (in 000s)	$4,100		$3,326	$1,006	$83	$57	$261

Ratio of net expenses to average net assets	1.61%		1.61%	1.60%	1.60%	1.60%[b]	1.62%

Ratio of net investment income (loss) to average net assets	(0.09)%		0.17%	0.47%	0.03%	(0.41)%[b]	(0.47)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.62%		1.63%	1.70%	1.67%	1.71%[b]	1.66%

Ratio of net investment income (loss) to average net assets	(0.10)%		0.15%	0.37%	(0.04)%	(0.52)%[b]	(0.51)%

Portfolio turnover rate	58%		75%	93%	75%	47%	98%

See page 96 for all footnotes.

95

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Less than $0.005 per share.
e	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
f	Includes the effect of mortgage dollar roll transactions.
g	Commenced September 3, 2002.

96

Appendix C Fund Performance and Prior Performance of Similarly Advised Account of the Investment Adviser

Below is the performance of the Concentrated Growth Fund from its inception on September 3, 2003 to September 30, 2003. In addition, following the Fund’s performance is the performance of a discretionary private account managed by the Investment Adviser that has investment objectives, policies and strategies substantially similar to the Concentrated Growth Fund. Although the private account performance is no substitute for the performance of the Concentrated Growth Fund, it does provide a longer historical track record of the Investment Adviser in managing a substantially similar account.

CONCENTRATED GROWTH FUND

	Average Annual Total Return
	for the Periods Ended
	9/30/03
Performance of the Concentrated Growth Fund		Since Inception
as of September 30, 2003	1 Year	September 3, 2002

Service Shares	20.64	12.39

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence performance would be reduced.

SIMILARLY ADVISED PRIVATE ACCOUNT

The Investment Adviser has a discretionary private account that has investment objectives, policies and strategies substantially similar to the Concentrated Growth Fund. The following table sets forth the performance data relating to the historical performance of that account. The information is provided to illustrate the past performance of the Investment Adviser in managing a substantially similar account as measured against the Russell 1000 Growth Index and does not represent the performance of the Concentrated Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Concentrated Growth Fund (shown above) nor should investors consider this data as an indication of the future performance of the Concentrated Growth Fund or of the Investment Adviser.

97

The Russell 1000 Growth Index is unmanaged, and investors cannot invest directly in the index.

	Private Account	Russell 1000
Calendar Years	Performance	Growth Index

Jan 2003-Sep 2003	14.52%	17.51%
Dec 2002	(23.59)%	(27.88)%
Dec 2001	(9.48)%	(20.43)%
Dec 2000	(5.70)%	(22.43)%
Dec 1999	38.65%	33.15%
Dec 1998	34.09%	38.70%
Dec 1997	42.71%	30.48%
Dec 1996	19.35%	23.12%
Dec 1995	25.01%	37.18%
Dec 1994	(1.27)%	2.65%
Dec 1993	25.33%	2.90%
Dec 1992	8.42%	5.00%
Dec 1991	44.46%	41.16%
Dec 1990	(14.79)%	(0.26)%
Dec 1989	36.92%	35.92%

	Average Annual Total Return
	for the Periods Ended 9/30/03
					Since Inception
	1 Year	3 Year	5 Year	10 Year	December 1, 1988

Private Account Net Performance	25.01%	(9.49)%	4.82%	11.91%	14.25%
Russell 1000 Growth Index	25.92%	(19.05)%	(2.46)%	8.54%	10.91%

The performance information with respect to the discretionary private account is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Since fees, commissions, and taxes may differ for the private discretionary account and the Concentrated Growth Fund, performance data for identical periods may differ.

All returns presented are time-weighted based on monthly valuations and include the reinvestment of earnings. The average annual expenses of the discretionary private account for all periods reflect the maximum applicable fee of .90%. These average annual expenses are lower than the expenses of the Service shares stated under “Fund Fees and Expenses” above. The performance of the discretionary private account would have been lower if it had been subject to the expenses of the Service Shares of the Concentrated Growth Fund. Furthermore the discretionary

98

APPENDIX C

private account is not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Concentrated Growth Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser’s discretionary private account could have been adversely affected if the discretionary private account had been regulated as an investment company under the federal securities laws. In addition, the securities held by the Concentrated Growth Fund will not be identical to the securities held by the discretionary private account for the periods shown above. Accordingly, the future performance of the Concentrated Growth Fund will differ from the performance of the private account.

99

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Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs Balanced Fund
5	Goldman Sachs Research Select Fund
7	Goldman Sachs Capital Growth Fund
8	Goldman Sachs Growth and Income Fund
9	Goldman Sachs Large Cap Value Fund
10	Goldman Sachs Strategic Growth Fund
11	Goldman Sachs Concentrated Growth Fund
12	Goldman Sachs Mid Cap Value Fund
13	Goldman Sachs Growth Opportunities Fund
14	Goldman Sachs Small Cap Value Fund

16 Other Investment Practices and Securities

20 Principal Risks of the Funds

25 Fund Performance

36 Fund Fees and Expenses

40 Service Providers

49 Dividends

51 Shareholder Guide
51	How To Buy Shares
55	How To Sell Shares

60 Taxation

62 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

86 Appendix B Financial Highlights

97 Appendix C Fund Performance and Prior Performance of Similarly Advised Account of the Investment Adviser

Domestic Equity Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

EQDOMPROSVC

Prospectus

Class A, B and C Shares

December 23, 2003

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■ Goldman Sachs CORESM International Equity Fund

■  Goldman Sachs International Equity Fund

■  Goldman Sachs European Equity Fund

■  Goldman Sachs Japanese Equity Fund

■  Goldman Sachs International Growth Opportunities Fund

■  Goldman Sachs Emerging Markets Equity Fund

■ Goldman Sachs Asia Growth Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. GSAM and GSAMI are each referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

GSAMI’s Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Returns are variable	Seeks to capitalize on variability of market and regional returns through asset allocation decisions.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

■ Portfolio risk must be carefully analyzed and monitored	Seeks to systematically monitor and manage risk through diversification, multifactor risk models and currency management.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

1

QUANTITATIVE (“CORE”) STYLE FUND

GSAM’s CORE Investment Philosophy:
The Goldman Sachs CORE International Equity Fund is a joint effort by the Quantitative Equity (QE) and Quantitative Strategies (QS) teams that is designed to invest in international markets and seeks to add value from diversified sources of return—tactical country and currency allocations and individual stock positions. The CORE investment strategy is based on the following beliefs:

■	Markets are competitive, but not entirely efficient. The disciplined application of quantitative techniques is intended to enable our investment management process to systematically uncover and exploit sources of value, both in country/currency allocations and stock selection.
■	A combination of qualitative and quantitative insights can enhance results. Quantitative and qualitative approaches are complementary. Combining them can leverage their respective benefits while offsetting their shortcomings. Economic theory or intuition is required in order for a factor to be considered for inclusion in the model, and empirical research must support that rationale.
■	Diversification matters. A portfolio can benefit from having a number of uncorrelated sources of return, which can result in higher expected excess returns for lower levels of risk.
■	Rigorous risk management can add value. Our proprietary risk model seeks to ensure that risk is allocated to our investment criteria and seeks to avoid sources of risk that do not appear to be sources of return as well. As a result, we typically construct portfolios to have industry exposures, size, and style characteristics that are very similar to their respective benchmarks.

Step 1: Bottom-up global stock selection
The QE team calculates expected returns on approximately 3,500 stocks on a daily basis by evaluating stocks based on fundamental investment criteria that have outperformed historically: Valuation, Momentum and Fundamental Research. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of a company’s intrinsic value to its market value. Momentum measures a company’s recent market performance. The Fundamental Research theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Step 2: Top-down global country selection
The QS team forecasts returns to 21 stock markets and 10 currencies on a daily basis. Country/currency return forecasts are determined using models developed by the QS team and are based on five investment themes: Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

By combining two uncorrelated sources of expected excess returns (international stock selection and country/currency allocation), we seek to create a portfolio that looks similar to the Fund’s benchmark, but is positioned to outperform through tactical country and currency allocations and underlying stock selection. Sector weights are very similar to those in the benchmark, but we take intentional country and currency over- and under-weights and many small, diversified stock positions to seek to achieve positive excess returns relative to the benchmark.

Goldman Sachs CORE International Equity Fund is a broadly diversified, fully invested equity portfolio that provides exposure to large-cap stocks across major countries and sectors of the international economy.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

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Fund Investment Objectives and Strategies

Goldman Sachs CORE International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

Symbols:	Class A: GCIAX, Class B: GCIBX, Class C: GCICX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitaliza-

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

tion and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

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Goldman Sachs International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

Symbols:	Class A: GSIFX, Class B: GSEBX, Class C: GSICX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs European Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Europe Index (unhedged)

Investment Focus:	Equity investments in European issuers

Investment Style:	Active International

Symbols:	Class A: GSEAX, Class B: GSUBX, Class C: GSUCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in European issuers. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

A European issuer is a company that either:

■	Has a class of its securities whose principal securities market is in one or more European countries;
■	Is organized under the laws of, or has a principal office in, a European country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more European countries; or
■	Maintains 50% or more of its assets in one or more European countries.

The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund’s assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund’s assets will be invested in the equity securities of large-cap companies located in the developed countries of Western Europe. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may invest, without limit, in mid-cap

7

Goldman Sachs European Equity Fund continued

companies and small-cap companies, as well as companies located in emerging countries in Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-European countries including emerging countries located in Latin and South America, Africa and Asia, and in fixed-income securities, such as government, corporate and bank debt obligations.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity investments in Japanese issuers

Investment Style:	Active International

Symbols:	Class A: GSJAX, Class B: GSJBX, Class C: GSJCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Japanese issuers. A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities market is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese issuers will expose it to the risks of adverse social, political and economic events which occur in Japan or affect the Japanese markets. These risks, some of which are discussed briefly below, may adversely affect the ability of the Fund to achieve its investment objective.

Japan’s economy, the second largest among developed nations, grew substantially after World War II. More recently, however, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has drifted between modest growth and recession. In recent years, Japan has experienced stagnant consumer demand, higher unemployment and deflationary pressures. In response to these conditions, Japan has attempted to implement changes regarding

9

Goldman Sachs Japanese Equity Fund continued

high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. Although real gross domestic product in 2002 and for several quarters in 2003 was positive, progress on these reforms has not been fast.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to affect Japan’s economy adversely. Japan’s banking industry and, more generally, the Japanese economy have suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency.

The common stock of many Japanese companies has historically traded at high price-to-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to make comparisons with other companies in different countries. Since the stock market’s peak in the 1980’s and its subsequent decline, the valuation of Japanese issuers became more comparable to issuers of other countries, especially the United States. Japan has been also well-known for its high degree of cross-holdings between banks and corporations, which has sometimes distorted the supply and demand of certain stocks. Recently, however, degree of such cross-holdings has begun to diminish.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in non-Japanese issuers and in fixed-income securities, such as government, corporate and bank debt obligations.

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs International Growth Opportunities Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Small Cap Index (unhedged)

Investment Focus:	Small-cap foreign equity investments

Investment Style:	Active International

Symbols:	Class A: GISAX, Class B: GISBX, Class C: GISCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $4 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

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Goldman Sachs International Growth Opportunities Fund continued

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Free Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbols:	Class A: GEMAX, Class B: GEKBX, Class C: GEMCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Egypt	■ Jordan	■ Pakistan	■ South Africa
■ Brazil	■ Hungary	■ Korea	■ Peru	■ Taiwan
■ Chile	■ India	■ Malaysia	■ Philippines	■ Thailand
■ China	■ Indonesia	■ Mexico	■ Poland	■ Turkey
■ Colombia	■ Israel	■ Morocco	■ Russia	■ Venezuela
■ Czech Republic

13

Goldman Sachs Emerging Markets Equity Fund continued

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of developed country issuers.

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia Free ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

Symbols:	Class A: GSAGX, Class B: GSABX, Class C: GSACX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Asian issuers.
An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Malaysia	■ South Korea
■ Hong Kong	■ Pakistan	■ Sri Lanka
■ India	■ Philippines	■ Taiwan
■ Indonesia	■ Singapore	■ Thailand

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Goldman Sachs Asia Growth Fund continued

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Since that time countries in the region have experienced recession and government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some restructuring has been undertaken, it is uncertain whether these efforts will be successful or whether the recent problems in the region will persist.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers, and allocations are subject to change in light of those views. Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated. On August 31, 2003 (the end of the Fund’s last fiscal year), 25.4% of the Fund’s assets were invested in securities that traded in South Korea.

While South Korea has instituted reforms to stabilize its economy and to reform its capital markets, there is no assurance that these structural reforms will result in sustainable growth. A small number of companies and industries still represent a large portion of the market in South Korea. In addition, South Korea’s financial system remains vulnerable and could be threatened by further economic instability. North Korea has been a concern to South Korea since the end of World War II, due to the threat of military aggression by North Korea. North Korea has purportedly developed nuclear weapons, holds a stockpile of chemical weapons and maintains an army of close to one million. There have been efforts to improve relations, but tensions between South Korea and North Korea are likely to continue for the foreseeable future.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

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Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objectives and strategies	International	International	European
of the Fund	Equity	Equity	Equity
— Not permitted	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Cross Hedging of Currencies	•	•	•

Currency Swaps*	15	15	15

Custodial Receipts and Trust Certificates	•	•	•

Equity Swaps*	15	15	15

Foreign Currency Transactions	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	•

Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10

Options on Foreign Currencies[1]	•	•	•

Options on Securities and Securities Indices[2]	•	•	•

Unseasoned Companies	•	•	•

Warrants and Stock Purchase Rights	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1/3	33 1/3	33 1/3

Short Sales Against the Box	—	25	25

When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

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OTHER INVESTMENT PRACTICES AND SECURITIES

	International	Emerging
Japanese	Growth	Markets	Asia
Equity	Opportunities	Equity	Growth
Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3

•	•	•	•

15	15	15	15

•	•	•	•

15	15	15	15

•	•	•	•

•	•	•	•

10	10	10	10

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

33 1/3	33 1/3	33 1/3	33 1/3

25	25	25	25

•	•	•	•

19

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objectives and strategies	International	International	European
of the Fund	Equity	Equity	Equity
— Not permitted	Fund	Fund	Fund

Investment Securities

American, European and Global Depositary Receipts	•	•	•

Asset-Backed and Mortgage-Backed Securities[2]	—	•	•

Bank Obligations[1,2]	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations[2]	• [4]	•	•

Equity Investments	80 +	80 +	80	+

Emerging Country Securities	25	•	•

Fixed-Income Securities[3]	20 [4]	20	20	[5]

Foreign Securities	•	•	•

Foreign Government Securities[2]	•	•	•

Non-Investment Grade Fixed-Income Securities[2]	—	• [6]	•	[6]

Real Estate Investment Trusts	•	•	•

Structured Securities*	•	•	•

Temporary Investments	35	100	100

U.S. Government Securities[2]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	Issued by U.S. or foreign banks.
[2]	Limited by the amount the Fund invests in fixed-income securities.
[3]	Except as noted under “Non-Investment Grade Fixed-Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	Cash equivalents only.
[5]	The European Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) equity investments in issuers located in non-European countries; and (2) fixed-income securities.
[6]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

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OTHER INVESTMENT PRACTICES AND SECURITIES

	International	Emerging
Japanese	Growth	Markets	Asia
Equity	Opportunities	Equity	Growth
Fund	Fund	Fund	Fund

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

80+	80+	80+	80+

•	•	•	•

20[7]	20[8]	20[9]	20[10]

•	•	•	•

•	•	•	•

•[6]	•[6]	•[6]	•[6]

•	•	•	•

•	•	•	•

100	100	35	100

•	•	•	•

[7]	The Japanese Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in non-Japanese issuers.
[8]	The International Growth Opportunities Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in companies with public stock market capitalizations of less than $100 million or more than $4 billion at the time of investment.
[9]	The Emerging Markets Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income investments in developed country issuers.
[10]	The Asia Growth Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

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Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	CORE				International	Emerging
• Applicable	International	International	European	Japanese	Growth	Markets	Asia
— Not applicable	Equity	Equity	Equity	Equity	Opportunities	Equity	Growth

Credit/Default	•	•	•	•	•	•	•

Foreign	•	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•	•

Stock	•	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•	•

Management	•	•	•	•	•	•	•

Market	•	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•	•

Investment Style	•	•	•	•	•	•	•

Geographic	•	•	•	•	•	•	•

Mid Cap and Small Cap	—	—	•	—	•	—	—

Initial Public Offering (“IPO”)	—	—	•	•	•	•	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

22

PRINCIPAL RISKS OF THE FUNDS

■	Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a

23

Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
■	Geographic Risk—The European Equity Fund invests primarily in equity investments in European issuers. The Japanese Equity Fund invests primarily in equity investments in Japanese issuers. The Asia Growth Fund invests primarily in equity investments in Asian issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

24

PRINCIPAL RISKS OF THE FUNDS

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

25

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local

26

FUND PERFORMANCE

taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

27

CORE International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +17.33%. Best Quarter* Q4 ’98 +18.84% Worst Quarter* Q3 ’02 -19.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Class A (Inception 8/15/97)
Returns Before Taxes	-19.14%	-4.37%	-6.37%
Returns After Taxes on Distributions**	-19.37%	-4.75%	-6.72%
Returns After Taxes on Distributions and Sale of Fund Shares**	-11.75%	-3.34%	-4.85%
Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (unhedged)***	-15.66%	-2.61%	-3.75%

Class B (Inception 8/15/97)
Returns Before Taxes	-19.11%	-4.11%	-5.98%
MSCI® EAFE® Index (unhedged)***	-15.66%	-2.61%	-3.75%

Class C (Inception 8/15/97)
Returns Before Taxes	-15.66%	-3.74%	-5.80%
MSCI® EAFE® Index (unhedged)***	-15.66%	-2.61%	-3.75%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

28

FUND PERFORMANCE

International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +13.75%. Best Quarter* Q4 ’99 +21.70% Worst Quarter* Q3 ’02 -20.53%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 12/1/92)
Returns Before Taxes	-23.58%	-4.70%	2.69%	2.77%
Returns After Taxes on Distributions**	-23.80%	-5.96%	1.28%	1.37%
Returns After Taxes on Distributions and Sale of Fund Shares**	-14.34%	-3.45%	2.02%	2.08%
MSCI® EAFE® Index (unhedged)***	-15.66%	-2.61%	4.29%	4.31%

Class B (Inception 5/1/96)
Returns Before Taxes	-23.57%	-4.50%	N/A	-1.66%
MSCI® EAFE® Index (unhedged)***	-15.66%	-2.61%	N/A	-1.62%

Class C (Inception 8/15/97)
Returns Before Taxes	-20.38%	-4.11%	N/A	-5.43%
MSCI® EAFE® Index (unhedged)***	-15.66%	-2.61%	N/A	-3.75%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

29

European Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +11.79%. Best Quarter* Q4 ’99 +24.66% Worst Quarter* Q3 ’02 -21.83%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Class A (Inception 10/1/98)
Returns Before Taxes	-21.81%	-3.42%
Returns After Taxes on Distributions**	-21.63%	-4.68%
Returns After Taxes on Distributions and Sale of Fund Shares**	-13.21%	-2.74%
MSCI® Europe Index (unhedged)***	-18.09%	-4.15%

Class B (Inception 10/1/98)
Returns Before Taxes	-21.81%	-3.07%
MSCI® Europe Index (unhedged)***	-18.09%	-4.15%

Class C (Inception 10/1/98)
Returns Before Taxes	-18.52%	-2.62%
MSCI® Europe Index (unhedged)***	-18.09%	-4.15%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The MSCI® Europe Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

30

FUND PERFORMANCE

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +14.62%. Best Quarter* Q3 ’99 +23.08% Worst Quarter* Q3 ’01 -21.37%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Class A (Inception 5/1/98)
Returns Before Taxes	-17.54%	-5.19%
Returns After Taxes on Distributions**	-17.54%	-6.28%
Returns After Taxes on Distributions and Sale of Fund Shares**	-10.77%	-3.83%
Tokyo Price Index (“TOPIX”) (unhedged)***	-9.29%	-5.35%

Class B (Inception 5/1/98)
Returns Before Taxes	-17.56%	-4.87%
Tokyo Price Index (“TOPIX”) (unhedged)***	-9.29%	-5.35%

Class C (Inception 5/1/98)
Returns Before Taxes	-14.01%	-4.47%
Tokyo Price Index (“TOPIX”) (unhedged)***	-9.29%	-5.35%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes.

31

International Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +32.14%. Best Quarter* Q1 ’00 +14.53% Worst Quarter* Q3 ’02 -22.82%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Class A (Inception 5/1/98)
Returns Before Taxes	-25.64%	-5.50%
Returns After Taxes on Distributions**	-25.64%	-6.17%
Returns After Taxes on Distributions and Sale of Fund Shares**	-15.74%	-4.30%
MSCI® EAFE® Small Cap Index (unhedged)***	-9.58%	-6.27%

Class B (Inception 5/1/98)
Returns Before Taxes	-25.55%	-5.17%
MSCI® EAFE® Small Cap Index (unhedged)***	-9.58%	-6.27%

Class C (Inception 5/1/98)
Returns Before Taxes	-22.44%	-4.79%
MSCI® EAFE® Small Cap Index (unhedged)***	-9.58%	-6.27%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes approximately 950 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes.

32

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +31.47%. Best Quarter* Q4 ’99 +29.84% Worst Quarter* Q3 ’98 -22.94%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Class A (Inception 12/15/97)
Returns Before Taxes	-13.92%	-6.86%	-6.35%
Returns After Taxes on Distributions**	-13.92%	-7.31%	-6.80%
Returns After Taxes on Distributions and Sale of Fund Shares**	-8.54%	-5.44%	-5.06%
MSCI® Emerging Markets Free (EMF) Index***	-6.00%	-4.57%	-3.38%

Class B (Inception 12/15/97)
Returns Before Taxes	-13.95%	-6.62%	-5.93%
MSCI® EMF Index***	-6.00%	-4.57%	-3.38%

Class C (Inception 12/15/97)
Returns Before Taxes	-10.43%	-6.23%	-5.73%
MSCI® EMF Index***	-6.00%	-4.57%	-3.38%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EMF Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

33

Asia Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +20.51%. Best Quarter* Q2 ’99 +30.97% Worst Quarter* Q4 ’97 -27.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Class A (Inception 7/8/94)
Returns Before Taxes	-16.76%	-5.09%	-7.08%
Returns After Taxes on Distributions**	-16.76%	-5.09%	-7.21%
Returns After Taxes on Distributions and Sale of Fund Shares**	-10.29%	-3.98%	-5.34%
MSCI® All Country Asia Free ex-Japan (unhedged)***	-10.19%	-4.80%	-7.61%

Class B (Inception 5/1/96)
Returns Before Taxes	-16.70%	-4.83%	-11.63%
MSCI® All Country Asia Free ex-Japan (unhedged)***	-10.19%	-4.80%	-11.66%

Class C (Inception 8/15/97)
Returns Before Taxes	-13.33%	-4.56%	-12.77%
MSCI® All Country Asia Free ex-Japan (unhedged)***	-10.19%	-4.80%	-13.14%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in eleven Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

34

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35

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	CORE International Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[8]	0.49%		0.49%		0.49%

Total Fund Operating Expenses*	1.84%		2.34%		2.34%

See page 43 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE International Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[8]	0.31%	0.31%	0.31%

Total Fund Operating Expenses (after current expense limitations)	1.66%	2.16%	2.16%

36

FUND FEES AND EXPENSES

	International Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[8]	0.37%		0.37%		0.37%

Total Fund Operating Expenses*	1.87%		2.37%		2.37%

See page 43 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	International Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[8]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.79%	2.29%	2.29%

37

Fund Fees and Expenses continued

	European Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[8]	1.39%		1.39%		1.39%

Total Fund Operating Expenses*	2.89%		3.39%		3.39%

See page 43 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	European Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[8]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.79%	2.29%	2.29%

38

FUND FEES AND EXPENSES

	Japanese Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[8]	1.65%		1.65%		1.65%

Total Fund Operating Expenses*	3.15%		3.65%		3.65%

See page 43 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Japanese Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[8]	0.30%	0.30%	0.30%

Total Fund Operating Expenses (after current expense limitations)	1.80%	2.30%	2.30%

39

Fund Fees and Expenses continued

	International Growth Opportunities Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	1.20%		1.20%		1.20%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[8]	0.96%		0.96%		0.96%

Total Fund Operating Expenses*	2.66%		3.16%		3.16%

See page 43 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	International Growth Opportunities Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[7]	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[8]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.89%	2.39%	2.39%

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FUND FEES AND EXPENSES

	Emerging Markets Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.20%		1.20%		1.20%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[8]	0.72%		0.72%		0.72%

Total Fund Operating Expenses*	2.42%		2.92%		2.92%

See page 43 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Emerging Markets Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[8]	0.54%	0.54%	0.54%

Total Fund Operating Expenses (after current expense limitations)	2.24%	2.74%	2.74%

41

Fund Fees and Expenses continued

	Asia Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[8]	1.84%		1.84%		1.84%

Total Fund Operating Expenses*	3.34%		3.84%		3.84%

See page 43 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Asia Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[8]	0.35%	0.35%	0.35%

Total Fund Operating Expenses (after current expense limitations)	1.85%	2.35%	2.35%

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FUND FEES AND EXPENSES

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, which are described below, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2003.
[7]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the International Growth Opportunities Fund equal to 0.10% of the average daily net assets. As a result of fee waivers, the current management fees for the International Growth Opportunities Fund is 1.10% of the average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.
[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages (rounded) of each Fund’s average daily net assets:

Other
Fund	Expenses

CORE International Equity	0.12%
International Equity	0.10%
European Equity	0.10%
Japanese Equity	0.11%
International Growth Opportunities	0.10%
Emerging Markets Equity	0.35%
Asia Growth	0.16%

43

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE International Equity
Class A Shares	$727	$1,097	$1,491	$2,590
Class B Shares
– Assuming complete redemption at end of period	$737	$1,030	$1,450	$2,552
– Assuming no redemption	$237	$730	$1,250	$2,552
Class C Shares
– Assuming complete redemption at end of period	$337	$730	$1,250	$2,676
– Assuming no redemption	$237	$730	$1,250	$2,676

International Equity
Class A Shares	$729	$1,105	$1,505	$2,620
Class B Shares
– Assuming complete redemption at end of period	$740	$1,039	$1,465	$2,582
– Assuming no redemption	$240	$739	$1,265	$2,582
Class C Shares
– Assuming complete redemption at end of period	$340	$739	$1,265	$2,706
– Assuming no redemption	$240	$739	$1,265	$2,706

European Equity
Class A Shares	$826	$1,396	$1,989	$3,587
Class B Shares
– Assuming complete redemption at end of period	$842	$1,342	$1,965	$3,564
– Assuming no redemption	$342	$1,042	$1,765	$3,564
Class C Shares
– Assuming complete redemption at end of period	$442	$1,042	$1,765	$3,676
– Assuming no redemption	$342	$1,042	$1,765	$3,676

Japanese Equity
Class A Shares	$850	$1,468	$2,109	$3,817
Class B Shares
– Assuming complete redemption at end of period	$867	$1,417	$2,088	$3,797
– Assuming no redemption	$367	$1,117	$1,888	$3,797
Class C Shares
– Assuming complete redemption at end of period	$467	$1,117	$1,888	$3,906
– Assuming no redemption	$367	$1,117	$1,888	$3,906

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FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

International Growth Opportunities
Class A Shares	$804	$1,331	$1,882	$3,378
Class B Shares
– Assuming complete redemption at end of period	$819	$1,274	$1,854	$3,352
– Assuming no redemption	$319	$974	$1,654	$3,352
Class C Shares
– Assuming complete redemption at end of period	$419	$974	$1,654	$3,467
– Assuming no redemption	$319	$974	$1,654	$3,467

Emerging Markets Equity
Class A Shares	$782	$1,263	$1,770	$3,155
Class B Shares
– Assuming complete redemption at end of period	$795	$1,204	$1,738	$3,125
– Assuming no redemption	$295	$904	$1,538	$3,125
Class C Shares
– Assuming complete redemption at end of period	$395	$904	$1,538	$3,242
– Assuming no redemption	$295	$904	$1,538	$3,242

Asia Growth
Class A Shares	$868	$1,521	$2,195	$3,981
Class B Shares
– Assuming complete redemption at end of period	$886	$1,472	$2,176	$3,963
– Assuming no redemption	$386	$1,172	$1,976	$3,963
Class C Shares
– Assuming complete redemption at end of period	$486	$1,172	$1,976	$4,070
– Assuming no redemption	$386	$1,172	$1,976	$4,070

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

45

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	CORE International Equity

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	International Equity European Equity Japanese Equity International Growth Opportunities Emerging Markets Equity Asia Growth

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of September 30, 2003, GSAM and GSAMI, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $337.2 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

46

SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2003

GSAM:

CORE International Equity	0.85%	0.85%

GSAMI:

International Equity	1.00%	1.00%

European Equity	1.00%	1.00%

Japanese Equity	1.00%	1.00%

International Growth Opportunities	1.20%	1.10%

Emerging Markets Equity	1.20%	1.20%

Asia Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Active International Portfolio Management Team

■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities

47

■	Team manages over $15 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAM

______________________________________________________________________________________________________________

London-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Julian Abel Managing Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Abel joined the Investment Adviser as a portfolio manager in 1996.

Prashant Bhayani Executive Director	Senior Portfolio Manager— International Growth Opportunities	Since 2000	Mr. Bhayani joined the Investment Adviser as a portfolio manager in April 1998. From 1997 to 1998, he worked on his MBA at INSEAD in France and from 1992 to 1996, he was a portfolio and marketing analyst at Fischer Francis Trees and Watts, a specialist global fixed-income fund manager.

David Dick Managing Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Dick joined the Investment Adviser as a senior portfolio manager on the European Equity team in 1998 and became Co-Head of the UK and European portfolio management in April 2002. From 1990 to 1998, he was with Mercury Asset Management.

Mark Ferguson Executive Director	Senior Portfolio Manager— International Equity	Since 2003	Mr. Ferguson joined the Investment Adviser as Co-Head of European Equity Research in March 1999 and became a senior portfolio manager for the International Equity investment team in March 2003. From October 1993 to February 1999, he was a research analyst/fund manager in the Continental Europe team at Schroder Investment Management.

Nuno Fernandes Executive Director	Senior Portfolio Manager— International Equity	Since 1999	Mr. Fernandes joined the Investment Adviser as a research analyst on the Global Emerging Markets Equity team in April 1998. He was named a senior portfolio manager in April 1999. From 1994 to 1998, he worked for ING Barings and Smith Barney where he followed Latin American financial stocks.

48

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Hywel George Managing Director Co-Chief Investment Officer, European Equity	Senior Portfolio Manager— European Equity	Since 2000	Mr. George joined the Investment Adviser as a senior portfolio manager and Head of UK portfolio management in 1999. He became Co-Head of UK and European portfolio management in April 2002 and Co-Chief Investment Officer of European Equity in November 2002. From 1988 to 1999, he was a UK Equity Fund manager at Mercury Asset Management.

Safa Muhtaseb Executive Director	Senior Portfolio Manager— International Equity	Since 2001	Mr. Muhtaseb joined the Investment Adviser as a portfolio manager in December 2001. From 1999 to 2001, he was a Director of International Equity Investments at Virginia Retirement System. From May 1997 to August 1998, he was portfolio manager, Internal Equity for CalPERS and key investment officer.

Susan Noble Managing Director Chief Investment Officer, London Active Equity	Senior Portfolio Manager— International Equity	Since 1997	Ms. Noble joined the Investment Adviser as a senior portfolio manager and head of the European Equity Team in October 1997.

Maria Pavlenko Executive Director	Senior Portfolio Manager— Emerging Markets Equity	Since 2001	Ms. Pavlenko joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003.

Michael Stanes Executive Director	Senior Portfolio Manager— International Equity	Since 2002	Mr. Stanes joined the Investment Adviser as a portfolio manager in November 2002. From 1986 to 2001, he worked at Mercury Asset Management where he managed UK equity portfolios in London, Japanese equity portfolios in Tokyo and, most recently, US and global portfolios in the US.

49

New York-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Safa Muhtaseb Executive Director	Senior Portfolio Manager— International Equity	Since 2001	Mr. Muhtaseb joined the Investment Adviser as a portfolio manager in December 2001. From 1999 to 2001, he was a Director of International Equity Investments at Virginia Retirement System. From May 1997 to August 1998, he was portfolio manager, Internal Equity for CalPERS and key investment officer.

Singapore-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth	Since 1994 1994 1998 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

Siew-Hua Thio Vice President	Portfolio Manager— Asia Growth	Since 1998	Ms. Thio joined the Investment Adviser as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore. From 1993 to 1997, she was a research analyst at the same firm.

Kenny Tjan Vice President	Senior Portfolio Manager— Asia Growth Emerging Markets Equity	Since 2001 2003	Mr. Tjan joined the Investment Adviser in 2001 as Co-head of the Non-Japan Asia portfolio management team. In March 2003, he became the Co-Head of Global Emerging Markets Equities Strategy. From 1999 to 2001, he was an Investment Director of Rothschild Asset Management Singapore. From 1993 to 1999, he was the chief portfolio manager for several large international pension clients investing in Non-Japan Asia for Nomura Asset Management.

50

SERVICE PROVIDERS

Tokyo-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Toshiyuki Ejima Vice President	Portfolio Manager— Japanese Equity	Since 1999	Mr. Ejima joined the Investment Adviser as a portfolio manager in April 1999. Prior to that he was a portfolio manager at Dai-ichi Mutual Life from 1993 to 1999 where he managed Japanese equities.

Shigeka (Ziggy) Kouda Vice President	Portfolio Manager— Japanese Equity	Since 2001	Mr. Kouda joined the Investment Adviser as a portfolio manager in 1997.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth	Since 1994 1994 1998 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

Mikiko Sasajima Vice President	Portfolio Manager— Japanese Equity	Since 1998	Ms. Sasajima joined the Investment Adviser as a portfolio manager in April 1995.

Miyako Shibamoto Vice President	Portfolio Manager— Japanese Equity	Since 1998	Ms. Shibamoto joined the Investment Adviser as portfolio manager and a member of the Japanese Equity team in April 1998. From 1993 to 1998, she was a Vice President at Scudder Stevens and Clark (Japan).

51

CORE International Equity Portfolio Management Team

■	Portfolio team based in New York. Experienced, highly qualified and stable quantitative team reflects our commitment to a superior research effort
■	Team manages approximately $12 billion in global/international equities for retail, institutional and high net worth clients
■	Designed to invest in international markets, seeking to add value from diversified sources of return — top-down country and currency selection and bottom-up stock selection

______________________________________________________________________________________________________________

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Michelle Bahk Vice President	Portfolio Manager— CORE International Equity	Since 2000	Ms. Bahk joined the Investment Adviser in 1997 as a member of the Quantitative Equity global portfolio management team. She became a portfolio manager in 2000.

Melissa Brown Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Mark M. Carhart Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Carhart joined the Investment Adviser as a member of the Quantitative Research and Risk Management team in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Len Ioffe Vice President	Senior Portfolio Manager— CORE International Equity	Since 2001	Mr. Ioffe joined the Investment Adviser as an associate in 1995. He became a portfolio manager in 1996.

Raymond J. Iwanowski Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Iwanowski joined the Investment Adviser as an associate and portfolio manager in 1997.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

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SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities

53

lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

54

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

55

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks
—	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

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SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases,

57

sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV and share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock

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Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be

59

eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

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SHAREHOLDER GUIDE

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if

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the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings, plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

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SHAREHOLDER GUIDE

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

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result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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SHAREHOLDER GUIDE

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum

65

purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

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SHAREHOLDER GUIDE

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery: Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

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What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account).
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would

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SHAREHOLDER GUIDE

ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by domestic wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $100 or the minimum initial purchase amount (whichever is lower) as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts. In addition, that distribution and all future distributions payable to you will be reinvested at the

69

NAV on the day of reinvestment in additional shares of the same class of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

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Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery - Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.

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■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

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SHAREHOLDER GUIDE

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.
■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed the next business day after your selected systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

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What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business

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SHAREHOLDER GUIDE

day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons that is in addition to the distribution and service fees described in this Prospectus in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;

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■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class A (applicable to Goldman Sachs International Equity Funds), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm a Fund’s performance and negatively impact long-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange privileges from any investor. Once a shareholder acquires Fund shares through an exchange, in order for those particular shares to be eligible for another exchange, the shares must have been registered in the shareholder’s name for at least 15 calendar days. The Trust and Goldman Sachs will reject a request to exchange shares that have been registered for a shorter period. In addition, the Trust (or Goldman Sachs) may reject requests to exchange Fund shares whether or not they have been registered in the shareholder’s name for 15 calendar days or longer and regardless of whether those shares were acquired in

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SHAREHOLDER GUIDE

a purchase or exchange, if in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs) has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. The restrictions stated in this paragraph do not affect the right of a shareholder to sell (redeem) Fund shares at any time and receive the redemption proceeds as described above.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Fund distributions of long-term capital gains should generally qualify for the reduced rate of tax if attributable to Fund sales and exchanges occurring on or after May 6, 2003. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund’s ex-dividend rate.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends

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TAXATION

paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

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time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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APPENDIX A

issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may

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APPENDIX A

not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an

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example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

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APPENDIX A

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

87

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and

88

APPENDIX A

may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is

89

susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would

90

APPENDIX A

deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

91

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

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APPENDIX A

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the

93

settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

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APPENDIX A

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

95

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of

96

APPENDIX A

corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of

97

the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other

98

APPENDIX A

mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual reports (available upon request). The information for all periods prior to the period ended August 31, 2000, has been audited by the Funds’ previous independent auditors, who have ceased operations.

CORE INTERNATIONAL EQUITY FUND

	CORE International Equity Fund— Class A Shares

					For the
					Seven-month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$7.35	$8.38	$11.32	$10.87	$9.98	$9.22

Income (loss) from investment operations

Net investment income (loss)	0.08 [c]	0.03 [c]	— [c,d]	0.02 [c]	0.05	(0.01)

Net realized and unrealized gain (loss)	0.28	(1.06)	(2.35)	0.74	0.84	0.79

Total from investment operations	0.36	(1.03)	(2.35)	0.76	0.89	0.78

Distributions to shareholders

From net investment income	(0.05)	—	(0.04)	(0.05)	—	(0.02)

From net realized gains	—	—	(0.55)	(0.26)	—	—

Total distributions	(0.05)	—	(0.59)	(0.31)	—	(0.02)

Net asset value, end of period	$7.66	$7.35	$8.38	$11.32	$10.87	$9.98

Total return[a]	5.00%	(12.29)%	(21.50)%	6.92%	8.92%	8.37%

Net assets, end of period (in 000s)	$95,015	$72,405	$108,955	$147,409	$114,502	$110,338

Ratio of net expenses to average net assets	1.67%	1.67%	1.66%	1.66%	1.66%[b]	1.63%

Ratio of net investment income (loss) to average net assets	1.12%	0.38%	0.00%	0.14%	0.78%[b]	(0.11)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.84%	1.82%	1.77%	1.75%	1.76%[b]	1.94%

Ratio of net investment income (loss) to average net assets	0.95%	0.23%	(0.11)%	0.05%	0.68%[b]	(0.42)%

Portfolio turnover rate	122%	115%	93%	92%	65%	195%

See page 121 for all footnotes.

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APPENDIX B

	CORE International Equity Fund— Class B Shares

								For the
								Seven-month	For the
	Years Ended August 31,							Period Ended	Year Ended
								August 31,	January 31,
	2003	2002		2001		2000		1999	1999

Net asset value, beginning of period	$7.24	$8.29		$11.22		$10.81		$9.95	$9.21

Income (loss) from investment operations

Net investment income (loss)	0.04 [c]	(0.01	) [c]	(0.04	) [c]	(0.04	) [c]	0.01	—

Net realized and unrealized gain (loss)	0.28	(1.04)		(2.34)		0.73		0.85	0.74

Total from investment operations	0.32	(1.05)		(2.38)		0.69		0.86	0.74

Distributions to shareholders

From net investment income	— [d]	—		—		(0.02)		—	—

From net realized gains	—	—		(0.55)		(0.26)		—	—

Total distributions	— [d]	—		(0.55)		(0.28)		—	—

Net asset value, end of period	$7.56	$7.24		$8.29		$11.22		$10.81	$9.95

Total return[a]	4.45%	(12.67)%		(21.93)%		6.36%		8.64%	8.03%

Net assets, end of period (in 000s)	$5,574	$6,434		$8,575		$12,032		$9,171	$7,401

Ratio of net expenses to average net assets	2.17%	2.17%		2.16%		2.16%		2.16%[b]	2.08%

Ratio of net investment income (loss) to average net assets	0.56%	(0.07)%		(0.47)%		(0.36)%		0.26%[b]	(0.03)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.34%	2.32%		2.27%		2.25%		2.26%[b]	2.39%

Ratio of net investment income (loss) to average net assets	0.39%	(0.22)%		(0.58)%		(0.45)%		0.16%[b]	(0.34)%

Portfolio turnover rate	122%	115%		93%		92%		65%	195%

See page 121 for all footnotes.

101

	CORE International Equity Fund— Class C Shares

								For the
								Seven-month	For the
	Years Ended August 31,							Period Ended	Year Ended
								August 31,	January 31,
	2003	2002		2001		2000		1999	1999

Net asset value, beginning of period	$7.25	$8.30		$11.23		$10.82		$9.96	$9.22

Income (loss) from investment operations

Net investment income (loss)	0.04 [c]	(0.01	) [c]	(0.04	) [c]	(0.03	) [c]	0.01	—

Net realized and unrealized gain (loss)	0.28	(1.04)		(2.34)		0.72		0.85	0.74

Total from investment operations	0.32	(1.05)		(2.38)		0.69		0.86	0.74

Distributions to shareholders

From net investment income	(0.01)	—		—		(0.02)		—	—

From net realized gains	—	—		(0.55)		(0.26)		—	—

Total distributions	(0.01)	—		(0.55)		(0.28)		—	—

Net asset value, end of period	$7.56	$7.25		$8.30		$11.23		$10.82	$9.96

Total return[a]	4.38%	(12.65)%		(21.91)%		6.34%		8.63%	8.03%

Net assets, end of period (in 000s)	$3,646	$3,963		$5,114		$6,887		$4,913	$3,742

Ratio of net expenses to average net assets	2.17%	2.17%		2.16%		2.16%		2.16%[b]	2.08%

Ratio of net investment income (loss) to average net assets	0.64%	(0.07)%		(0.44)%		(0.34)%		0.23%[b]	(0.04)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.34%	2.32%		2.27%		2.25%		2.26%[b]	2.39%

Ratio of net investment income (loss) to average net assets	0.47%	(0.22)%		(0.55)%		(0.43)%		0.13%[b]	(0.35)%

Portfolio turnover rate	122%	115%		93%		92%		65%	195%

See page 121 for all footnotes.

102

APPENDIX B

INTERNATIONAL EQUITY FUND

	International Equity Fund— Class A Shares

					For the
					Seven Months	For the
	Years Ended August 31,				Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$12.97	$15.64	$23.59	$23.12	$21.92	$19.85

Income (loss) from investment operations

Net investment income (loss)	0.03 [c]	— [c,d]	(0.02)[c]	(0.03)[c]	0.04	(0.06)

Net realized and unrealized gain (loss)	0.56	(2.61)	(5.80)	3.41	1.16	3.24

Total from investment operations	0.59	(2.61)	(5.82)	3.38	1.20	3.18

Distributions to shareholders

From net investment income	(0.15)	(0.06)	—	(0.10)	—	—

In excess of net investment income	—	—	—	(0.24)	—	—

From net realized gains	—	—	(2.13)	(2.57)	—	(1.11)

Total distributions	(0.15)	(0.06)	(2.13)	(2.91)	—	(1.11)

Net asset value, end of period	$13.41	$12.97	$15.64	$23.59	$23.12	$21.92

Total return[a]	4.69%	(16.76)%	(26.49)%	14.68%	5.47%	16.39%

Net assets, end of period (in 000s)	$313,197	$503,843	$1,068,155	$1,343,869	$943,473	$947,973

Ratio of net expenses to average net assets	1.80%	1.80%	1.79%	1.79%	1.79%[b]	1.73%

Ratio of net investment income (loss) to average net assets	0.29%	0.01%	(0.10)%	(0.12)%	0.31%[b]	(0.28)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.87%	1.86%	1.83%	1.84%	1.84%[b]	1.82%

Ratio of net investment income (loss) to average net assets	0.22%	(0.05)%	(0.14)%	(0.17)%	0.26%[b]	(0.37)%

Portfolio turnover rate	62%	118%	63%	80%	61%	114%

See page 121 for all footnotes.

103

	International Equity Fund— Class B Shares

									For the
									Seven Months	For the
	Years Ended August 31,								Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Net asset value, beginning of period	$12.61		$15.23		$23.14		$22.73		$21.63	$19.70

Income (loss) from investment operations

Net investment loss	(0.02	) [c]	(0.06	) [c]	(0.12	) [c]	(0.16	) [c]	(0.02)	(0.17)

Net realized and unrealized gain (loss)	0.53		(2.56)		(5.66)		3.38		1.12	3.21

Total from investment operations	0.51		(2.62)		(5.78)		3.22		1.10	3.04

Distributions to shareholders

From net investment income	(0.10)		—		—		(0.07)		—	—

In excess of net investment income	—		—		—		(0.17)		—	—

From net realized gains	—		—		(2.13)		(2.57)		—	(1.11)

Total distributions	(0.10)		—		(2.13)		(2.81)		—	(1.11)

Net asset value, end of period	$13.02		$12.61		$15.23		$23.14		$22.73	$21.63

Total return[a]	4.17%		(17.20)%		(26.86)%		14.20%		5.09%	15.80%

Net assets, end of period (in 000s)	$26,438		$32,317		$49,019		$80,274		$68,691	$69,231

Ratio of net expenses to average net assets	2.30%		2.30%		2.29%		2.29%		2.29%[b]	2.24%

Ratio of net investment loss to average net assets	(0.18)%		(0.43)%		(0.64)%		(0.65)%		(0.19)%[b]	(0.79)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.37%		2.36%		2.33%		2.34%		2.34%[b]	2.32%

Ratio of net investment loss to average net assets	(0.25)%		(0.49)%		(0.68)%		(0.70)%		(0.24)%[b]	(0.87)%

Portfolio turnover rate	62%		118%		63%		80%		61%	114%

See page 121 for all footnotes.

104

APPENDIX B

	International Equity Fund— Class C Shares

									For the
									Seven Months	For the
	Years Ended August 31,								Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Net asset value, beginning of period	$12.46		$15.05		$22.89		$22.54		$21.45	$19.56

Income (loss) from investment operations

Net investment loss	(0.01	) [c]	(0.06	) [c]	(0.11	) [c]	(0.14	) [c]	(0.03)	(0.15)

Net realized and unrealized gain (loss)	0.51		(2.53)		(5.60)		3.35		1.12	3.15

Total from investment operations	0.50		(2.59)		(5.71)		3.21		1.09	3.00

Distributions to shareholders

From net investment income	(0.13)		—		—		(0.09)		—	—

In excess of net investment income	—		—		—		(0.20)		—	—

From net realized gains	—		—		(2.13)		(2.57)		—	(1.11)

Total distributions	(0.13)		—		(2.13)		(2.86)		—	(1.11)

Net asset value, end of period	$12.83		$12.46		$15.05		$22.89		$22.54	$21.45

Total return[a]	4.17%		(17.21)%		(26.85)%		14.28%		5.08%	15.70%

Net assets, end of period (in 000s)	$13,814		$13,832		$17,665		$22,031		$11,241	$11,619

Ratio of net expenses to average net assets	2.30%		2.30%		2.29%		2.29%		2.29%[b]	2.24%

Ratio of net investment loss to average net assets	(0.12)%		(0.40)%		(0.62)%		(0.59)%		(0.26)%[b]	(0.98)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.37%		2.36%		2.33%		2.34%		2.34%[b]	2.32%

Ratio of net investment loss to average net assets	(0.19)%		(0.46)%		(0.66)%		(0.64)%		(0.31)%[b]	(1.06)%

Portfolio turnover rate	62%		118%		63%		80%		61%	114%

See page 121 for all footnotes.

105

EUROPEAN EQUITY FUND

	European Equity Fund—Class A Shares

						For the
						Seven Months	For the
	Years Ended August 31,					Ended	Period Ended
						August 31,	January 31,
	2003	2002	2001		2000	1999	1999[e]

Net asset value, beginning of period	$7.64	$9.31	$13.82		$11.75	$12.20	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.04 [c]	0.01 [c]	(0.02	) [c]	— [c]	0.05	(0.03)

Net realized and unrealized gain (loss)	0.55	(1.40)	(2.93)		2.78	(0.50)	2.23

Total from investment operations	0.59	(1.39)	(2.95)		2.78	(0.45)	2.20

Distributions to shareholders

From net investment income	— [d]	—	—		—	—	—

From net realized gains	—	(0.28)	(1.56)		(0.71)	—	—

Total distributions	— [d]	(0.28)	(1.56)		(0.71)	—	—

Net asset value, end of period	$8.23	$7.64	$9.31		$13.82	$11.75	$12.20

Total return[a]	7.74%	(15.31)%	(23.47)%		24.04%	(3.69)%	22.00%

Net assets, end of period (in 000s)	$33,429	$37,017	$90,347		$139,966	$74,862	$61,151

Ratio of net expenses to average net assets	1.82%	1.81%	1.79%		1.79%	1.79%[b]	1.79%[b]

Ratio of net investment income (loss) to average net assets	0.61%	0.16%	(0.16)%		0.02%	0.80%[b]	(1.19)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.89%	2.54%	2.17%		2.17%	2.29%[b]	2.80%[b]

Ratio of net investment income (loss) to average net assets	(0.46)%	(0.57)%	(0.54)%		(0.36)%	0.30%[b]	(2.20)%[b]

Portfolio turnover rate	131%	88%	110%		98%	55%	71%

See page 121 for all footnotes.

106

APPENDIX B

	European Equity Fund—Class B Shares

								For the
								Seven Months	For the
	Years Ended August 31,							Ended	Period Ended
								August 31,	January 31,
	2003	2002		2001		2000		1999	1999[e]

Net asset value, beginning of period	$7.48	$9.17		$13.69		$11.71		$12.19	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.02 [c]	(0.02	) [c]	(0.07	) [c]	(0.04	) [c]	0.03	(0.02)

Net realized and unrealized gain (loss)	0.51	(1.39)		(2.89)		2.73		(0.51)	2.21

Total from investment operations	0.53	(1.41)		(2.96)		2.69		(0.48)	2.19

Distributions to shareholders

From net realized gains	—	(0.28)		(1.56)		(0.71)		—	—

Total distributions	—	(0.28)		(1.56)		(0.71)		—	—

Net asset value, end of period	$8.01	$7.48		$9.17		$13.69		$11.71	$12.19

Total return[a]	7.23%	(15.88)%		(23.80)%		23.32%		(3.94)%	21.90%

Net assets, end of period (in 000s)	$1,727	$1,737		$2,727		$4,538		$879	$432

Ratio of net expenses to average net assets	2.32%	2.31%		2.29%		2.29%		2.29%[b]	2.29%[b]

Ratio of net investment income (loss) to average net assets	0.21%	(0.21)%		(0.63)%		(0.27)%		0.43%[b]	(1.78)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.39%	3.04%		2.67%		2.67%		2.79%[b]	3.30%[b]

Ratio of net investment income (loss) to average net assets	(0.86)%	(0.94)%		(1.01)%		(0.65)%		(0.07)%[b]	(2.79)%[b]

Portfolio turnover rate	131%	88%		110%		98%		55%	71%

See page 121 for all footnotes.

107

	European Equity Fund—Class C Shares

								For the
								Seven Months	For the
	Years Ended August 31,							Ended	Period Ended
								August 31,	January 31,
	2003	2002		2001		2000		1999	1999[e]

Net asset value, beginning of period	$7.48	$9.18		$13.72		$11.72		$12.20	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.02 [c]	(0.01	) [c]	(0.07	) [c]	(0.04	) [c]	0.04	(0.01)

Net realized and unrealized gain (loss)	0.52	(1.41)		(2.91)		2.75		(0.52)	2.21

Total from investment operations	0.54	(1.42)		(2.98)		2.71		(0.48)	2.20

Distributions to shareholders

From net realized gains	—	(0.28)		(1.56)		(0.71)		—	—

Total distributions	—	(0.28)		(1.56)		(0.71)		—	—

Net asset value, end of period	$8.02	$7.48		$9.18		$13.72		$11.72	$12.20

Total return[a]	7.09%	(15.86)%		(23.89)%		23.48%		(3.93)%	22.00%

Net assets, end of period (in 000s)	$882	$629		$1,195		$1,482		$388	$587

Ratio of net expenses to average net assets	2.32%	2.31%		2.29%		2.29%		2.29%[b]	2.29%[b]

Ratio of net investment income (loss) to average net assets	0.26%	(0.17)%		(0.64)%		(0.26)%		0.42%[b]	(1.83)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.39%	3.04%		2.67%		2.67%		2.79%[b]	3.30%[b]

Ratio of net investment income (loss) to average net assets	(0.81)%	(0.90)%		(1.02)%		(0.64)%		(0.08)%[b]	(2.84)%[b]

Portfolio turnover rate	131%	88%		110%		98%		55%	71%

See page 121 for all footnotes.

108

APPENDIX B

JAPANESE EQUITY FUND

	Japanese Equity Fund— Class A Shares

									For the
									Seven Months	For the
	Years Ended August 31,								Ended	Period Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999[f]

Net asset value, beginning of period	$7.70		$8.82		$15.77		$16.24		$11.06	$10.00

Income (loss) from investment operations

Net investment loss	(0.06	) [c]	(0.09	) [c]	(0.14	) [c]	(0.20	) [c]	(0.06)	(0.06)

Net realized and unrealized gain (loss)	(0.25)		(0.95)		(5.80)		1.67		5.24	1.12

Total from investment operations	(0.31)		(1.04)		(5.94)		1.47		5.18	1.06

Distributions to shareholders

In excess of net investment income	—		—		—		(0.21)		—	—

From net realized gains	—		(0.08)		(1.01)		(1.73)		—	—

Total distributions	—		(0.08)		(1.01)		(1.94)		—	—

Net asset value, end of period	$7.39		$7.70		$8.82		$15.77		$16.24	$11.06

Total return[a]	(4.03)%		(11.84)%		(39.60)%		8.47%		46.84%	10.60%

Net assets, end of period (in 000s)	$19,088		$16,863		$19,289		$69,741		$34,279	$8,391

Ratio of net expenses to average net assets	1.84%		1.83%		1.80%		1.74%		1.70%[b]	1.64%[b]

Ratio of net investment loss to average net assets	(0.91)%		(1.11)%		(1.19)%		(1.20)%		(1.17)%[b]	(1.20)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.15%		3.19%		2.29%		2.10%		2.62%[b]	4.18%[b]

Ratio of net investment loss to average net assets	(2.22)%		(2.47)%		(1.68)%		(1.56)%		(2.09)%[b]	(3.74)%[b]

Portfolio turnover rate	115%		98%		75%		61%		45%	53%

See page 121 for all footnotes.

109

	Japanese Equity Fund— Class B Shares

									For the
									Seven Months	For the
	Years Ended August 31,								Ended	Period Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999[f]

Net asset value, beginning of period	$7.55		$8.69		$15.63		$16.14		$11.03	$10.00

Income (loss) from investment operations

Net investment loss	(0.09	) [c]	(0.13	) [c]	(0.20	) [c]	(0.28	) [c]	(0.09)	(0.08)

Net realized and unrealized gain (loss)	(0.27)		(0.93)		(5.73)		1.68		5.20	1.11

Total from investment operations	(0.36)		(1.06)		(5.93)		1.40		5.11	1.03

Distributions to shareholders

In excess of net investment income	—		—		—		(0.18)		—	—

From net realized gains	—		(0.08)		(1.01)		(1.73)		—	—

Total distributions	—		(0.08)		(1.01)		(1.91)		—	—

Net asset value, end of period	$7.19		$7.55		$8.69		$15.63		$16.14	$11.03

Total return[a]	(4.77)%		(12.25)%		(39.90)%		8.12%		46.33%	10.30%

Net assets, end of period (in 000s)	$1,556		$1,807		$2,281		$5,783		$4,219	$1,427

Ratio of net expenses to average net assets	2.34%		2.33%		2.30%		2.24%		2.20%[b]	2.15%[b]

Ratio of net investment loss to average net assets	(1.40)%		(1.59)%		(1.67)%		(1.67)%		(1.57)%[b]	(1.76)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.65%		3.69%		2.79%		2.60%		3.12%[b]	4.69%[b]

Ratio of net investment loss to average net assets	(2.71)%		(2.95)%		(2.16)%		(2.03)%		(2.49)%[b]	(4.30)%[b]

Portfolio turnover rate	115%		98%		75%		61%		45%	53%

See page 121 for all footnotes.

110

APPENDIX B

	Japanese Equity Fund— Class C Shares

									For the
									Seven Months	For the
	Years Ended August 31,								Ended	Period Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999[f]

Net asset value, beginning of period	$7.53		$8.67		$15.58		$16.16		$11.04	$10.00

Income (loss) from investment operations

Net investment loss	(0.09	) [c]	(0.13	) [c]	(0.19	) [c]	(0.28	) [c]	(0.08)	(0.09)

Net realized and unrealized gain (loss)	(0.26)		(0.93)		(5.71)		1.64		5.20	1.13

Total from investment operations	(0.35)		(1.06)		(5.90)		1.36		5.12	1.04

Distributions to shareholders

In excess of net investment income	—		—		—		(0.21)		—	—

From net realized gains	—		(0.08)		(1.01)		(1.73)		—	—

Total distributions	—		(0.08)		(1.01)		(1.94)		—	—

Net asset value, end of period	$7.18		$7.53		$8.67		$15.58		$16.16	$11.04

Total return[a]	(4.65)%		(12.28)%		(39.84)%		7.82%		46.41%	10.40%

Net assets, end of period (in 000s)	$1,784		$2,389		$2,242		$4,248		$3,584	$284

Ratio of net expenses to average net assets	2.34%		2.33%		2.30%		2.24%		2.20%[b]	2.15%[b]

Ratio of net investment loss to average net assets	(1.40)%		(1.60)%		(1.65)%		(1.66)%		(1.81)%[b]	(1.69)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.65%		3.69%		2.79%		2.60%		3.12%[b]	4.69%[b]

Ratio of net investment loss to average net assets	2.71%		(2.96)%		(2.14)%		(2.02)%		(2.73)%[b]	(4.23)%[b]

Portfolio turnover rate	115%		98%		75%		61%		45%	53%

See page 121 for all footnotes.

111

INTERNATIONAL GROWTH OPPORTUNITIES FUND

	International Growth Opportunities Fund— Class A Shares

								For the
								Seven-month	For the
	Years Ended August 31,							Period Ended	Period Ended
								August 31,	January 31,
	2003	2002		2001		2000		1999	1999[f]

Net asset value, beginning of period	$7.96	$9.81		$16.12		$13.24		$10.62	$10.00

Income (loss) from investment operations

Net investment income (loss)	— [c,d]	(0.07	) [c]	(0.12	) [c]	(0.12	) [c]	(0.03)	(0.04)

Net realized and unrealized gain (loss)	1.26	(1.78)		(5.21)		3.52		2.65	0.66

Total from investment operations	1.26	(1.85)		(5.33)		3.40		2.62	0.62

Distributions to shareholders

From net realized gains	—	—		(0.98)		(0.52)		—	—

Total distributions	—	—		(0.98)		(0.52)		—	—

Net asset value, end of period	$9.22	$7.96		$9.81		$16.12		$13.24	$10.62

Total return[a]	15.83%	(18.86)%		(34.26)%		26.26%		24.67%	6.20%

Net assets, end of period (in 000s)	$29,846	$51,188		$161,849		$327,697		$69,458	$33,002

Ratio of net expenses to average net assets	1.91%	2.03%		2.05%		2.05%		2.05%[b]	2.02%[b]

Ratio of net investment income (loss) to average net assets	0.02%	(0.77)%		(1.02)%		(0.79)%		(0.68)%[b]	(1.03)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.66%	2.37%		2.13%		2.22%		2.42%[b]	3.60%[b]

Ratio of net investment income (loss) to average net assets	(0.73)%	(1.11)%		(1.10)%		(0.96)%		(1.05)%[b]	(2.61)%[b]

Portfolio turnover rate	87%	56%		64%		73%		59%	96%

See page 121 for all footnotes.

112

APPENDIX B

	International Growth Opportunities Fund— Class B Shares

									For the
									Seven-month	For the
	Years Ended August 31,								Period Ended	Period Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999[f]

Net asset value, beginning of period	$7.81		$9.66		$15.98		$13.19		$10.61	$10.00

Income (loss) from investment operations

Net investment loss	(0.03	) [c]	(0.11	) [c]	(0.18	) [c]	(0.18	) [c]	(0.08)[c]	(0.10)

Net realized and unrealized gain (loss)	1.21		(1.74)		(5.16)		3.49		2.66	0.71

Total from investment operations	1.18		(1.85)		(5.34)		3.31		2.58	0.61

Distributions to shareholders

From net realized gains	—		—		(0.98)		(0.52)		—	—

Total distributions	—		—		(0.98)		(0.52)		—	—

Net asset value, end of period	$8.99		$7.81		$9.66		$15.98		$13.19	$10.61

Total return[a]	15.11%		(19.15)%		(34.64)%		25.66%		24.32%	6.10%

Net assets, end of period (in 000s)	$1,285		$1,171		$1,709		$2,827		$303	$213

Ratio of net expenses to average net assets	2.41%		2.53%		2.55%		2.55%		2.55%[b]	2.51%[b]

Ratio of net investment loss to average net assets	(0.38)%		(1.22)%		(1.51)%		(1.16)%		(1.16)%[b]	(1.30)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.16%		2.87%		2.63%		2.72%		2.92%[b]	4.09%[b]

Ratio of net investment loss to average net assets	(1.13)%		(1.56)%		(1.59)%		(1.33)%		(1.53)%[b]	(2.88)%[b]

Portfolio turnover rate	87%		56%		64%		73%		59%	96%

See page 121 for all footnotes.

113

	International Growth Opportunities Fund— Class C Shares

									For the
									Seven-month	For the
	Years Ended August 31,								Period Ended	Period Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999[f]

Net asset value, beginning of period	$7.80		$9.66		$15.97		$13.19		$10.61	$10.00

Income (loss) from investment operations

Net investment loss	(0.03	) [c]	(0.11	) [c]	(0.17	) [c]	(0.19	) [c]	(0.08)[c]	(0.06)

Net realized and unrealized gain (loss)	1.21		(1.75)		(5.16)		3.49		2.66	0.67

Total from investment operations	1.18		(1.86)		(5.33)		3.30		2.58	0.61

Distributions to shareholders

From net realized gains	—		—		(0.98)		(0.52)		—	—

Total distributions	—		—		(0.98)		(0.52)		—	—

Net asset value, end of period	$8.98		$7.80		$9.66		$15.97		$13.19	$10.61

Total return[a]	15.13%		(19.25)%		(34.60)%		25.58%		24.32%	6.10%

Net assets, end of period (in 000s)	$1,653		$1,377		$1,826		$3,672		$419	$175

Ratio of net expenses to average net assets	2.41%		2.53%		2.55%		2.55%		2.55%[b]	2.51%[b]

Ratio of net investment loss to average net assets	(0.44)%		(1.23)%		(1.47)%		(1.23)%		(1.21)%[b]	(1.45)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.16%		2.87%		2.63%		2.72%		2.92%[b]	4.09%[b]

Ratio of net investment loss to average net assets	(1.19)%		(1.57)%		(1.55)%		(1.40)%		(1.58)%[b]	(3.03)%[b]

Portfolio turnover rate	87%		56%		64%		73%		59%	96%

See page 121 for all footnotes.

114

APPENDIX B

EMERGING MARKETS EQUITY FUND

	Emerging Markets Equity Fund— Class A Shares

							For the
							Seven Months	For the Year
	Years Ended August 31,						Ended	Ended
							August 31,	January 31,
	2003	2002		2001	2000		1999	1999

Net asset value, beginning of period	$7.14	$7.21		$10.83	$9.26		$7.04	$9.69

Income (loss) from investment operations

Net investment income (loss)	0.03 [c]	(0.04	) [c]	0.01 [c]	(0.05	) [c]	(0.01)	0.04

Net realized and unrealized gain (loss)	1.97	(0.03)		(3.27)	1.62		2.23	(2.40)

Total from investment operations	2.00	(0.07)		(3.26)	1.57		2.22	(2.36)

Distributions to shareholders

From net investment income	—	—		—	—		—	(0.07)

In excess of net investment income	—	—		—	—		—	(0.22)

From net realized gains	—	—		(0.36)	—		—	—

Total distributions	—	—		(0.36)	—		—	(0.29)

Net asset value, end of period	$9.14	$7.14		$7.21	$10.83		$9.26	$7.04

Total return[a]	28.01%	(0.97)%		(30.55)%	16.95%		31.53%	(24.32)%

Net assets, end of period (in 000s)	$24,504	$22,442		$33,827	$64,279		$65,698	$52,704

Ratio of net expenses to average net assets	2.25%	2.25%		2.24%	2.11%		2.04%[b]	2.09%

Ratio of net investment income (loss) to average net assets	0.40%	(0.51)%		0.11%	(0.49)%		(0.15)%[b]	0.80%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.42%	2.56%		2.49%	2.30%		2.41%[b]	2.53%

Ratio of net investment income (loss) to average net assets	0.23%	(0.82)%		(0.14)%	(0.68)%		(0.52)%[b]	0.36%

Portfolio turnover rate	82%	104%		139%	125%		63%	154%

See page 121 for all footnotes.

115

	Emerging Markets Equity Fund— Class B Shares

									For the
									Seven Months	For the Year
	Years Ended August 31,								Ended	Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Net asset value, beginning of period	$7.00		$7.09		$10.72		$9.21		$7.03	$9.69

Income (loss) from investment operations

Net investment income (loss)	(0.01	) [c]	(0.08	) [c]	(0.02	) [c]	(0.11	) [c]	(0.03)	0.03

Net realized and unrealized gain (loss)	1.92		(0.01)		(3.25)		1.62		2.21	(2.41)

Total from investment operations	1.91		(0.09)		(3.27)		1.51		2.18	(2.38)

Distributions to shareholders

From net investment income	—		—		—		—		—	(0.07)

In excess of net investment income	—		—		—		—		—	(0.21)

From net realized gains	—		—		(0.36)		—		—	—

Total distributions	—		—		(0.36)		—		—	(0.28)

Net asset value, end of period	$8.91		$7.00		$7.09		$10.72		$9.21	$7.03

Total return[a]	27.29%		(1.27)%		(30.97)%		16.40%		31.01%	(24.51)%

Net assets, end of period (in 000s)	$1,428		$1,351		$1,498		$2,187		$972	$459

Ratio of net expenses to average net assets	2.75%		2.75%		2.74%		2.61%		2.54%[b]	2.59%

Ratio of net investment income (loss) to average net assets	(0.10)%		(1.03)%		(0.29)%		(1.00)%		(0.71)%[b]	0.19%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.92%		3.06%		2.99%		2.80%		2.91%[b]	3.03%

Ratio of net investment income (loss) to average net assets	(0.27)%		(1.34)%		(0.54)%		(1.19)%		(1.08)%[b]	(0.25)%

Portfolio turnover rate	82%		104%		139%		125%		63%	154%

See page 121 for all footnotes.

116

APPENDIX B

	Emerging Markets Equity Fund— Class C Shares

									For the
									Seven Months	For the Year
	Years Ended August 31,								Ended	Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Net asset value, beginning of period	$7.01		$7.11		$10.75		$9.24		$7.05	$9.70

Income (loss) from investment operations

Net investment income (loss)	(0.01	) [c]	(0.08	) [c]	(0.03	) [c]	(0.10	) [c]	(0.03)	0.01

Net realized and unrealized gain (loss)	1.92		(0.02)		(3.25)		1.61		2.22	(2.39)

Total from investment operations	1.91		(0.10)		(3.28)		1.51		2.19	(2.38)

Distributions to shareholders

From net investment income	—		—		—		—		—	(0.07)

In excess of net investment income	—		—		—		—		—	(0.20)

From net realized gains	—		—		(0.36)		—		—	—

Total distributions	—		—		(0.36)		—		—	(0.27)

Net asset value, end of period	$8.92		$7.01		$7.11		$10.75		$9.24	$7.05

Total return[a]	27.10%		(1.41)%		(30.98)%		16.34%		31.06%	(24.43)%

Net assets, end of period (in 000s)	$972		$706		$656		$1,304		$1,095	$273

Ratio of net expenses to average net assets	2.75%		2.75%		2.74%		2.61%		2.54%[b]	2.59%

Ratio of net investment income (loss) to average net assets	(0.18)%		(1.04)%		(0.41)%		(0.96)%		(0.85)%[b]	0.28%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.92%		3.06%		2.99%		2.80%		2.91%[b]	3.03%

Ratio of net investment income (loss) to average net assets	(0.35)%		(1.35)%		(0.66)%		(1.15)%		(1.22)%[b]	(0.16)%

Portfolio turnover rate	82%		104%		139%		125%		63%	154%

See page 121 for all footnotes.

117

ASIA GROWTH FUND

	Asia Growth Fund— Class A Shares

						For the
						Seven-Month	For the Year
	Years Ended August 31,					Period Ended	Ended
						August 31,	January 31,
	2003	2002	2001	2000		1999	1999

Net asset value, beginning of period	$8.65	$8.07	$11.16	$11.07		$7.79	$8.38

Income (loss) from investment operations

Net investment income (loss)	0.07 [c]	0.06 [c]	0.04 [c]	(0.05	) [c]	(0.02)	0.07

Net realized and unrealized gain (loss)	0.65	0.52	(3.13)	0.14		3.30	(0.66)

Total from investment operations	0.72	0.58	(3.09)	0.09		3.28	(0.59)

Net asset value, end of period	$9.37	$8.65	$8.07	$11.16		$11.07	$7.79

Total return[a]	8.20%	7.18%	(27.53)%	0.72%		42.11%	(7.04)%

Net assets, end of period (in 000s)	$35,070	$29,635	$33,854	$86,458		$84,269	$59,940

Ratio of net expenses to average net assets	1.89%	1.87%	1.85%	1.85%		1.85%[b]	1.93%

Ratio of net investment income (loss) to average net assets	0.87%	0.70%	0.41%	(0.39)%		(0.38)%[b]	0.63%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.34%	3.17%	2.57%	2.30%		2.27%[b]	2.48%

Ratio of net investment income (loss) to average net assets	(0.58)%	(0.60)%	(0.31)%	(0.84)%		(0.80)%[b]	0.08%

Portfolio turnover rate	224%	161%	314%	207%		97%	106%

See page 121 for all footnotes.

118

APPENDIX B

	Asia Growth Fund— Class B Shares

						For the
						Seven-Month	For the Year
	Years Ended August 31,					Period Ended	Ended
						August 31,	January 31,
	2003	2002	2001	2000		1999	1999

Net asset value, beginning of period	$8.39	$7.87	$10.91	$10.88		$7.68	$8.31

Income (loss) from investment operations

Net investment income (loss)	0.02 [c]	0.01 [c]	— [c,d]	(0.11	) [c]	(0.04)	0.01

Net realized and unrealized gain (loss)	0.63	0.51	(3.04)	0.14		3.24	(0.64)

Total from investment operations	0.65	0.52	(3.04)	0.03		3.20	(0.63)

Net asset value, end of period	$9.04	$8.39	$7.87	$10.91		$10.88	$7.68

Total return[a]	7.62%	6.73%	(27.80)%	0.18%		41.67%	(7.58)%

Net assets, end of period (in 000s)	$3,185	$3,101	$3,645	$6,849		$7,258	$4,190

Ratio of net expenses to average net assets	2.39%	2.37%	2.35%	2.35%		2.35%[b]	2.45%

Ratio of net investment income (loss) to average net assets	0.32%	0.17%	(0.04)%	(0.91)%		(0.90)%[b]	0.10%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.84%	3.67%	3.07%	2.80%		2.77%[b]	2.97%

Ratio of net investment income (loss) to average net assets	(1.13)%	(1.13)%	(0.76)%	(1.36)%		(1.32)%[b]	(0.42)%

Portfolio turnover rate	224%	161%	314%	207%		97%	106%

See page 121 for all footnotes.

119

	Asia Growth Fund— Class C Shares

							For the
							Seven-Month	For the Year
	Years Ended August 31,						Period Ended	Ended
							August 31,	January 31,
	2003	2002	2001		2000		1999	1999

Net asset value, beginning of period	$8.37	$7.85	$10.88		$10.85		$7.68	$8.29

Income (loss) from investment operations

Net investment income (loss)	0.03 [c]	0.02 [c]	(0.01	) [c]	(0.11	) [c]	(0.04)	—

Net realized and unrealized gain (loss)	0.60	0.50	(3.02)		0.14		3.21	(0.61)

Total from investment operations	0.63	0.52	(3.03)		0.03		3.17	(0.61)

Net asset value, end of period	$9.00	$8.37	$7.85		$10.88		$10.85	$7.68

Total return[a]	7.53%	6.62%	(27.78)%		0.18%		41.28%	(7.36)%

Net assets, end of period (in 000s)	$1,215	$1,055	$1,010		$2,265		$2,281	$999

Ratio of net expenses to average net assets	2.39%	2.37%	2.35%		2.35%		2.35%[b]	2.45%

Ratio of net investment income (loss) to average net assets	0.38%	0.23%	(0.07)%		(0.91)%		(0.89)%[b]	0.10%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.84%	3.67%	3.07%		2.80%		2.77%[b]	2.97%

Ratio of net investment income (loss) to average net assets	(1.07)%	(1.07)%	(0.79)%		(1.36)%		(1.31)%[b]	(0.42)%

Portfolio turnover rate	224%	161%	314%		207%		97%	106%

See page 121 for all footnotes.

120

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Less than $0.005 per share.
e	Commenced October 1, 1998.
f	Commenced May 1, 1998.

121

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Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs CORE International Equity Fund
6	Goldman Sachs International Equity Fund
7	Goldman Sachs European Equity Fund
9	Goldman Sachs Japanese Equity Fund
11	Goldman Sachs International Growth Opportunities Fund
13	Goldman Sachs Emerging Markets Equity Fund
15	Goldman Sachs Asia Growth Fund

18 Other Investment Practices and Securities

22 Principal Risks of the Funds

26 Fund Performance

36 Fund Fees and Expenses

46 Service Providers

55 Dividends

56 Shareholder Guide
56	How To Buy Shares
66	How To Sell Shares

78 Taxation

80 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

100 Appendix B Financial Highlights

International Equity Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database: http://www.sec.gov Goldman Sachs: http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

529203

EQINTLPROABC

Prospectus

Institutional
Shares

December 23, 2003

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■ Goldman Sachs CORESM International Equity Fund

■  Goldman Sachs International Equity Fund

■  Goldman Sachs European Equity Fund

■  Goldman Sachs Japanese Equity Fund

■  Goldman Sachs International Growth Opportunities Fund

■  Goldman Sachs Emerging Markets Equity Fund

■ Goldman Sachs Asia Growth Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. GSAM and GSAMI are each referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

GSAMI’s Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Returns are variable	Seeks to capitalize on variability of market and regional returns through asset allocation decisions.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

■ Portfolio risk must be carefully analyzed and monitored	Seeks to systematically monitor and manage risk through diversification, multifactor risk models and currency management.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

1

QUANTITATIVE (“CORE”) STYLE FUND

GSAM’s CORE Investment Philosophy:
The Goldman Sachs CORE International Equity Fund is a joint effort by the Quantitative Equity (QE) and Quantitative Strategies (QS) teams that is designed to invest in international markets and seeks to add value from diversified sources of return— tactical country and currency allocations and individual stock positions. The CORE investment strategy is based on the following beliefs:

■	Markets are competitive, but not entirely efficient. The disciplined application of quantitative techniques is intended to enable our investment management process to systematically uncover and exploit sources of value, both in country/currency allocations and stock selection.
■	A combination of qualitative and quantitative insights can enhance results. Quantitative and qualitative approaches are complementary. Combining them can leverage their respective benefits while offsetting their shortcomings. Economic theory or intuition is required in order for a factor to be considered for inclusion in the model, and empirical research must support that rationale.
■	Diversification matters. A portfolio can benefit from having a number of uncorrelated sources of return, which can result in higher expected excess returns for lower levels of risk.
■	Rigorous risk management can add value. Our proprietary risk model seeks to ensure that risk is allocated to our investment criteria and seeks to avoid sources of risk that do not appear to be sources of return as well. As a result, we typically construct portfolios to have industry exposures, size, and style characteristics that are very similar to their respective benchmarks.

Step 1: Bottom-up global stock selection
The QE team calculates expected returns on approximately 3,500 stocks on a daily basis by evaluating stocks based on fundamental investment criteria that have outperformed historically: Valuation, Momentum and Fundamental Research. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of a company’s intrinsic value to its market value. Momentum measures a company’s recent market performance. The Fundamental Research theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Step 2: Top-down global country selection
The QS team forecasts returns to 21 stock markets and 10 currencies on a daily basis. Country/currency return forecasts are determined using models developed by the QS team and are based on five investment themes: Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

By combining two uncorrelated sources of expected excess returns (international stock selection and country/currency allocation), we seek to create a portfolio that looks similar to the Fund’s benchmark, but is positioned to outperform through tactical country and currency allocations and underlying stock selection. Sector weights are very similar to those in the benchmark, but we take intentional country and currency over- and under-weights and many small, diversified stock positions to seek to achieve positive excess returns relative to the benchmark.

Goldman Sachs CORE International Equity Fund is a broadly diversified, fully invested equity portfolio that provides exposure to large-cap stocks across major countries and sectors of the international economy.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

3

Fund Investment Objectives and Strategies

Goldman Sachs CORE International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

Symbol:	GCIIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitaliza-

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

tion and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

5

Goldman Sachs International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

Symbol:	GSIEX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs European Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Europe Index (unhedged)

Investment Focus:	Equity investments in European issuers

Investment Style:	Active International

Symbol:	GSEIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in European issuers. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

A European issuer is a company that either:

■	Has a class of its securities whose principal securities market is in one or more European countries;
■	Is organized under the laws of, or has a principal office in, a European country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more European countries; or
■	Maintains 50% or more of its assets in one or more European countries.

The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund’s assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund’s assets will be invested in the equity securities of large-cap companies located in the developed countries of Western Europe. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may invest, without limit, in mid-cap

7

Goldman Sachs European Equity Fund continued

companies and small-cap companies, as well as companies located in emerging countries in Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-European countries including emerging countries located in Latin and South America, Africa and Asia, and in fixed-income securities, such as government, corporate and bank debt obligations.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity investments in Japanese issuers

Investment Style:	Active International

Symbol:	GSJIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Japanese issuers. A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities market is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese issuers will expose it to the risks of adverse social, political and economic events which occur in Japan or affect the Japanese markets. These risks, some of which are discussed briefly below, may adversely affect the ability of the Fund to achieve its investment objective.

Japan’s economy, the second largest among developed nations, grew substantially after World War II. More recently, however, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has drifted between modest growth and recession. In recent years, Japan has experienced stagnant consumer demand, higher unemployment and deflationary pressures. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and

9

Goldman Sachs Japanese Equity Fund continued

the deregulation of its economy. Although real gross domestic product in 2002 and for several quarters in 2003 was positive, progress on these reforms has not been fast.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to affect Japan’s economy adversely. Japan’s banking industry and, more generally, the Japanese economy have suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency.

The common stock of many Japanese companies has historically traded at high price-to-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to make comparisons with other companies in different countries. Since the stock market’s peak in the 1980’s and its subsequent decline, the valuation of Japanese issuers became more comparable to issuers of other countries, especially the United States. Japan has been also well-known for its high degree of cross-holdings between banks and corporations, which has sometimes distorted the supply and demand of certain stocks. Recently, however, degree of such cross-holdings has begun to diminish.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in non-Japanese issuers and in fixed-income securities, such as government, corporate and bank debt obligations.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs International Growth Opportunities Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Small Cap Index (unhedged)

Investment Focus:	Small-cap foreign equity investments

Investment Style:	Active International

Symbol:	GISIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $4 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

11

Goldman Sachs International Growth Opportunities Fund continued

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Free Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbol:	GEMIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Egypt	■ Jordan	■ Pakistan	■ South Africa
■ Brazil	■ Hungary	■ Korea	■ Peru	■ Taiwan
■ Chile	■ India	■ Malaysia	■ Philippines	■ Thailand
■ China	■ Indonesia	■ Mexico	■ Poland	■ Turkey
■ Colombia	■ Israel	■ Morocco	■ Russia	■ Venezuela
■ Czech Republic

13

Goldman Sachs Emerging Markets Equity Fund continued

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of developed country issuers.

14

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia Free ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

Symbol:	GSAIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Asian issuers.
An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Malaysia	■ South Korea
■ Hong Kong	■ Pakistan	■ Sri Lanka
■ India	■ Philippines	■ Taiwan
■ Indonesia	■ Singapore	■ Thailand

15

Goldman Sachs Asia Growth Fund continued

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Since that time countries in the region have experienced recession and government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some restructuring has been undertaken, it is uncertain whether these efforts will be successful or whether the recent problems in the region will persist.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers, and allocations are subject to change in light of those views. Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated. On August 31, 2003 (the end of the Fund’s last fiscal year), 25.4% of the Fund’s assets were invested in securities that traded in South Korea.

While South Korea has instituted reforms to stabilize its economy and to reform its capital markets, there is no assurance that these structural reforms will result in sustainable growth. A small number of companies and industries still represent a large portion of the market in South Korea. In addition, South Korea’s financial system remains vulnerable and could be threatened by further economic instability. North Korea has been a concern to South Korea since the end of World War II, due to the threat of military aggression by North Korea. North Korea has purportedly developed nuclear weapons, holds a stockpile of chemical weapons and maintains an army of close to one million. There have been efforts to improve relations, but tensions between South Korea and North Korea are likely to continue for the foreseeable future.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

16

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17

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objectives and strategies	International	International	European
of the Fund	Equity	Equity	Equity
— Not permitted	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Cross Hedging of Currencies	•	•	•

Currency Swaps*	15	15	15

Custodial Receipts and Trust Certificates	•	•	•

Equity Swaps*	15	15	15

Foreign Currency Transactions	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	•

Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10

Options on Foreign Currencies[1]	•	•	•

Options on Securities and Securities Indices[2]	•	•	•

Unseasoned Companies	•	•	•

Warrants and Stock Purchase Rights	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1/3	33 1/3	33 1/3

Short Sales Against the Box	—	25	25

When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

18

OTHER INVESTMENT PRACTICES AND SECURITIES

	International	Emerging
Japanese	Growth	Markets	Asia
Equity	Opportunities	Equity	Growth
Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3

•	•	•	•

15	15	15	15

•	•	•	•

15	15	15	15

•	•	•	•

•	•	•	•

10	10	10	10

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

33 1/3	33 1/3	33 1/3	33 1/3

25	25	25	25

•	•	•	•

19

10 Percent of Total Assets (excluding securities lending
collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objectives and strategies	International	International	European
of the Fund	Equity	Equity	Equity
— Not permitted	Fund	Fund	Fund

Investment Securities

American, European and Global Depositary Receipts	•	•	•

Asset-Backed and Mortgage-Backed Securities[2]	—	•	•

Bank Obligations[1,2]	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations[2]	•[4]	•	•

Equity Investments	80+	80+	80+

Emerging Country Securities	25	•	•

Fixed-Income Securities[3]	20[4]	20	20[5]

Foreign Securities	•	•	•

Foreign Government Securities[2]	•	•	•

Non-Investment Grade Fixed-Income Securities[2]	—	•[6]	•[6]

Real Estate Investment Trusts	•	•	•

Structured Securities*	•	•	•

Temporary Investments	35	100	100

U.S. Government Securities[2]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	Issued by U.S. or foreign banks.
[2]	Limited by the amount the Fund invests in fixed-income securities.
[3]	Except as noted under “Non-Investment Grade Fixed-Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	Cash equivalents only.
[5]	The European Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) equity investments in issuers located in non-European countries; and (2) fixed-income securities.
[6]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

20

OTHER INVESTMENT PRACTICES AND SECURITIES

	International	Emerging
Japanese	Growth	Markets	Asia
Equity	Opportunities	Equity	Growth
Fund	Fund	Fund	Fund

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

80+	80+	80+	80+

•	•	•	•

20[7]	20[8]	20[9]	20[10]

•	•	•	•

•	•	•	•

•[6]	•[6]	•[6]	•[6]

•	•	•	•

•	•	•	•

100	100	35	100

•	•	•	•

[7]	The Japanese Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in non-Japanese issuers.
[8]	The International Growth Opportunities Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in companies with public stock market capitalizations of less than $100 million or more than $4 billion at the time of investment.
[9]	The Emerging Markets Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income investments in developed country issuers.
[10]	The Asia Growth Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

21

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	CORE				International	Emerging
• Applicable	International	International	European	Japanese	Growth	Markets	Asia
— Not applicable	Equity	Equity	Equity	Equity	Opportunities	Equity	Growth

Credit/Default	•	•	•	•	•	•	•

Foreign	•	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•	•

Stock	•	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•	•

Management	•	•	•	•	•	•	•

Market	•	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•	•

Investment Style	•	•	•	•	•	•	•

Geographic	•	•	•	•	•	•	•

Mid Cap and Small Cap	—	—	•	—	•	—	—

Initial Public Offering (“IPO”)	—	—	•	•	•	•	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

22

PRINCIPAL RISKS OF THE FUNDS

■	Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a

23

Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
■	Geographic Risk—The European Equity Fund invests primarily in equity investments in European issuers. The Japanese Equity Fund invests primarily in equity investments in Japanese issuers. The Asia Growth Fund invests primarily in equity investments in Asian issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

24

PRINCIPAL RISKS OF THE FUNDS

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

25

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

26

FUND PERFORMANCE

CORE International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +17.96%. Best Quarter* Q4 ’98 +19.05% Worst Quarter* Q3 ’02 -19.52%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	-13.89%	-2.63%	-4.75%
Returns After Taxes on Distributions**	-14.36%	-3.17%	-5.25%
Returns After Taxes on Distributions and Sale of Fund Shares**	-8.53%	-2.05%	-3.69%
Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (unhedged)***	-15.66%	-2.61%	-3.75%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

27

International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +14.33%. Best Quarter* Q4 ’99 +21.89% Worst Quarter* Q3 ’02 -20.42%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 2/7/96)
Returns Before Taxes	-18.60%	-2.99%	0.68%
Returns After Taxes on Distributions**	-19.21%	-4.44%	-0.81%
Returns After Taxes on Distributions and Sale of Fund Shares**	-11.27%	-2.22%	0.55%
MSCI® EAFE® (unhedged)***	-15.66%	-2.61%	-0.89%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

28

FUND PERFORMANCE

European Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +12.18%. Best Quarter* Q4 ’99 +24.93% Worst Quarter* Q3 ’02 -21.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Institutional Shares (Inception 10/1/98)
Returns Before Taxes	-16.63%	-1.50%
Returns After Taxes on Distributions**	-16.83%	-2.93%
Returns After Taxes on Distributions and Sale of Fund Shares**	-10.02%	-1.32%
MSCI® Europe Index (unhedged)***	-18.09%	-4.15%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The MSCI® Europe Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

29

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +14.92%. Best Quarter* Q3 ’99 +23.29% Worst Quarter* Q3 ’01 -21.25%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Institutional Shares (Inception 5/1/98)
Returns Before Taxes	-12.22%	-3.42%
Returns After Taxes on Distributions**	-12.22%	-4.53%
Returns After Taxes on Distributions and Sale of Fund Shares**	-7.50%	-2.47%
Tokyo Price Index (“TOPIX”) (unhedged)***	-9.29%	-5.35%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes.

30

FUND PERFORMANCE

International Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +32.62%. Best Quarter* Q1 ’00 +14.71% Worst Quarter* Q3 ’02 -22.72%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Institutional Shares (Inception 5/1/98)
Returns Before Taxes	-20.76%	-3.73%
Returns After Taxes on Distributions**	-20.76%	-4.41%
Returns After Taxes on Distributions and Sale of Fund Shares**	-12.75%	-2.95%
MSCI® EAFE® Small Cap Index (unhedged)***	-9.58%	-6.27%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes approximately 950 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes.

31

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +32.27%. Best Quarter* Q4 ’99 +30.18% Worst Quarter* Q3 ’98 -22.78%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 12/15/97)
Returns Before Taxes	-8.38%	-5.13%	-4.66%
Returns After Taxes on Distributions**	-8.38%	-5.61%	-5.13%
Returns After Taxes on Distributions and Sale of Fund Shares**	-5.14%	-4.15%	-3.79%
MSCI® Emerging Markets Free (EMF) Index***	-6.00%	-4.57%	-3.98%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EMF Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

32

FUND PERFORMANCE

Asia Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +21.58%. Best Quarter* Q2 ’99 +31.32% Worst Quarter* Q4 ’97 -27.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 2/2/96)
Returns Before Taxes	-11.37%	-3.33%	-9.69%
Returns After Taxes on Distributions**	-11.37%	-3.35%	-9.75%
Returns After Taxes on Distributions and Sale of Fund Shares**	-6.98%	-2.63%	-7.24%
MSCI® All Country Asia Free ex-Japan Index (unhedged)***	-10.19%	-4.80%	-10.68%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in eleven Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

33

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

CORE
	International	International	European
	Equity Fund	Equity Fund	Equity Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.85%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[3]	0.34%	0.22%	1.24%

Total Fund Operating Expenses*	1.19%	1.22%	2.24%

See page 36 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE
	International	International	European
	Equity Fund	Equity Fund	Equity Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[2]	0.85%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[3]	0.16%	0.14%	0.14%

Total Fund Operating Expenses (after current expense limitations)	1.01%	1.14%	1.14%

34

FUND FEES AND EXPENSES

	International	Emerging	Asia
Japanese	Growth	Markets	Growth
Equity Fund	Opportunities Fund	Equity Fund	Fund

None	None	None	None
None	None	None	None
None	None	None	None
None	None	None	None

1.00%	1.20%	1.20%	1.00%
None	None	None	None
1.50%	0.81%	0.57%	1.69%

2.50%	2.01%	1.77%	2.69%

	International	Emerging	Asia
Japanese	Growth	Markets	Growth
Equity Fund	Opportunities Fund	Equity Fund	Fund

1.00%	1.10%	1.20%	1.00%
None	None	None	None
0.15%	0.14%	0.39%	0.20%

1.15%	1.24%	1.59%	1.20%

35

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the International Growth Opportunities Fund equal to 0.10% of the average daily net assets. As a result of fee waivers, the current management fees for the International Growth Opportunities Fund is 1.10% of the average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.
[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages (rounded) of each Fund’s average daily net assets:

Other
Fund	Expenses

CORE International Equity	0.12%
International Equity	0.10%
European Equity	0.10%
Japanese Equity	0.11%
International Growth Opportunities	0.10%
Emerging Markets Equity	0.35%
Asia Growth	0.16%

36

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE International Equity	$121	$378	$654	$1,443

International Equity	$124	$387	$670	$1,477

European Equity	$227	$700	$1,200	$2,575

Japanese Equity	$253	$779	$1,331	$2,836

International Growth Opportunities	$204	$630	$1,083	$2,338

Emerging Markets Equity	$180	$557	$959	$2,084

Asia Growth	$272	$835	$1,425	$3,022

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

37

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	CORE International Equity

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	International Equity European Equity Japanese Equity International Growth Opportunities Emerging Markets Equity Asia Growth

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of September 30, 2003, GSAM and GSAMI, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $337.2 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

38

SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2003

GSAM:

CORE International Equity	0.85%	0.85%

GSAMI:

International Equity	1.00%	1.00%

European Equity	1.00%	1.00%

Japanese Equity	1.00%	1.00%

International Growth Opportunities	1.20%	1.10%

Emerging Markets Equity	1.20%	1.20%

Asia Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Active International Portfolio Management Team

■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities

39

■	Team manages over $15 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAM

______________________________________________________________________________________________________________

London-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Julian Abel Managing Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Abel joined the Investment Adviser as a portfolio manager in 1996.

Prashant Bhayani Executive Director	Senior Portfolio Manager— International Growth Opportunities	Since 2000	Mr. Bhayani joined the Investment Adviser as a portfolio manager in April 1998. From 1997 to 1998, he worked on his MBA at INSEAD in France and from 1992 to 1996, he was a portfolio and marketing analyst at Fischer Francis Trees and Watts, a specialist global fixed-income fund manager.

David Dick Managing Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Dick joined the Investment Adviser as a senior portfolio manager on the European Equity team in 1998 and became Co-Head of the UK and European portfolio management in April 2002. From 1990 to 1998, he was with Mercury Asset Management.

Mark Ferguson Executive Director	Senior Portfolio Manager— International Equity	Since 2003	Mr. Ferguson joined the Investment Adviser as Co-Head of European Equity Research in March 1999 and became a senior portfolio manager for the International Equity investment team in March 2003. From October 1993 to February 1999, he was a research analyst/fund manager in the Continental Europe team at Schroder Investment Management.

Nuno Fernandes Executive Director	Senior Portfolio Manager— International Equity	Since 1999	Mr. Fernandes joined the Investment Adviser as a research analyst on the Global Emerging Markets Equity team in April 1998. He was named a senior portfolio manager in April 1999. From 1994 to 1998, he worked for ING Barings and Smith Barney where he followed Latin American financial stocks.

40

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Hywel George Managing Director Co-Chief Investment Officer, European Equity	Senior Portfolio Manager— European Equity	Since 2000	Mr. George joined the Investment Adviser as a senior portfolio manager and Head of UK portfolio management in 1999. He became Co-Head of UK and European portfolio management in April 2002 and Co-Chief Investment Officer of European Equity in November 2002. From 1988 to 1999, he was a UK Equity Fund manager at Mercury Asset Management.

Safa Muhtaseb Executive Director	Senior Portfolio Manager— International Equity	Since 2001	Mr. Muhtaseb joined the Investment Adviser as a portfolio manager in December 2001. From 1999 to 2001, he was a Director of International Equity Investments at Virginia Retirement System. From May 1997 to August 1998, he was portfolio manager, Internal Equity for CalPERS and key investment officer.

Susan Noble Managing Director Chief Investment Officer, London Active Equity	Senior Portfolio Manager— International Equity	Since 1997	Ms. Noble joined the Investment Adviser as a senior portfolio manager and head of the European Equity Team in October 1997.

Maria Pavlenko Executive Director	Senior Portfolio Manager— Emerging Markets Equity	Since 2001	Ms. Pavlenko joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003.

Michael Stanes Executive Director	Senior Portfolio Manager— International Equity	Since 2002	Mr. Stanes joined the Investment Adviser as a portfolio manager in November 2002. From 1986 to 2001, he worked at Mercury Asset Management where he managed UK equity portfolios in London, Japanese equity portfolios in Tokyo and, most recently, US and global portfolios in the US.

41

New York-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Safa Muhtaseb Executive Director	Senior Portfolio Manager— International Equity	Since 2001	Mr. Muhtaseb joined the Investment Adviser as a portfolio manager in December 2001. From 1999 to 2001, he was a Director of International Equity Investments at Virginia Retirement System. From May 1997 to August 1998, he was portfolio manager, Internal Equity for CalPERS and key investment officer.

Singapore-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth	Since 1994 1994 1998 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

Siew-Hua Thio Vice President	Portfolio Manager— Asia Growth	Since 1998	Ms. Thio joined the Investment Adviser as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore. From 1993 to 1997, she was a research analyst at the same firm.

Kenny Tjan Vice President	Senior Portfolio Manager— Asia Growth Emerging Markets Equity	Since 2001 2003	Mr. Tjan joined the Investment Adviser in 2001 as Co-head of the Non-Japan Asia portfolio management team. In March 2003, he became the Co-Head of Global Emerging Markets Equities Strategy. From 1999 to 2001, he was an Investment Director of Rothschild Asset Management Singapore. From 1993 to 1999, he was the chief portfolio manager for several large international pension clients investing in Non-Japan Asia for Nomura Asset Management.

42

SERVICE PROVIDERS

Tokyo-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Toshiyuki Ejima Vice President	Portfolio Manager— Japanese Equity	Since 1999	Mr. Ejima joined the Investment Adviser as a portfolio manager in April 1999. Prior to that he was a portfolio manager at Dai-ichi Mutual Life from 1993 to 1999 where he managed Japanese equities.

Shigeka (Ziggy) Kouda Vice President	Portfolio Manager— Japanese Equity	Since 2001	Mr. Kouda joined the Investment Adviser as a portfolio manager in 1997.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth	Since 1994 1994 1998 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

Mikiko Sasajima Vice President	Portfolio Manager— Japanese Equity	Since 1998	Ms. Sasajima joined the Investment Adviser as a portfolio manager in April 1995.

Miyako Shibamoto Vice President	Portfolio Manager— Japanese Equity	Since 1998	Ms. Shibamoto joined the Investment Adviser as portfolio manager and a member of the Japanese Equity team in April 1998. From 1993 to 1998, she was a Vice President at Scudder Stevens and Clark (Japan).

43

     CORE International Equity Portfolio Management Team

■	Portfolio team based in New York. Experienced, highly qualified and stable quantitative team reflects our commitment to a superior research effort
■	Team manages approximately $12 billion in global/international equities for retail, institutional and high net worth clients
■	Designed to invest in international markets, seeking to add value from diversified sources of return — top-down country and currency selection and bottom-up stock selection

______________________________________________________________________________________________________________

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Michelle Bahk Vice President	Portfolio Manager— CORE International Equity	Since 2000	Ms. Bahk joined the Investment Adviser in 1997 as a member of the Quantitative Equity global portfolio management team. She became a portfolio manager in 2000.

Melissa Brown Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Mark M. Carhart Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Carhart joined the Investment Adviser as a member of the Quantitative Research and Risk Management team in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Len Ioffe Vice President	Senior Portfolio Manager— CORE International Equity	Since 2001	Mr. Ioffe joined the Investment Adviser as an associate in 1995. He became a portfolio manager in 1996.

Raymond J. Iwanowski Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Iwanowski joined the Investment Adviser as an associate and portfolio manager in 1997.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

44

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities

45

lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

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Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

47

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Goldman Sachs Trust (the “Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

48

SHAREHOLDER GUIDE

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

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SHAREHOLDER GUIDE

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange order by a purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

52

SHAREHOLDER GUIDE

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

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A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.

54

SHAREHOLDER GUIDE

■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

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SHAREHOLDER GUIDE

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Fund distributions of long-term capital gains should generally qualify for the reduced rate of tax if attributable to Fund sales and exchanges occurring on or after May 6, 2003. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund’s ex-dividend rate.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends

58

TAXATION

paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

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time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may

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APPENDIX A

not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an

65

example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

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APPENDIX A

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

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Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and

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APPENDIX A

may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is

69

susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would

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APPENDIX A

deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

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The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

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APPENDIX A

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the

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settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

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A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

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Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of

76

APPENDIX A

corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of

77

the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other

78

APPENDIX A

mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

79

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual reports (available upon request). The information for all periods prior to the period ended August 31, 2000, has been audited by the Funds’ previous independent auditors, who have ceased operations.

CORE INTERNATIONAL EQUITY FUND

	CORE International Equity Fund—Institutional Shares

					For the
					Seven-month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$7.49	$8.50	$11.48	$11.00	$10.06	$9.24

Income (loss) from investment operations

Net investment income	0.12 [c]	0.08 [c]	0.07 [c]	0.09 [c]	0.09	0.05

Net realized and unrealized gain (loss)	0.29	(1.07)	(2.39)	0.75	0.85	0.80

Total from investment operations	0.41	(0.99)	(2.32)	0.84	0.94	0.85

Distributions to shareholders

From net investment income	(0.10)	(0.02)	(0.11)	(0.10)	—	(0.03)

From net realized gains	—	—	(0.55)	(0.26)	—	—

Total distributions	(0.10)	(0.02)	(0.66)	(0.36)	—	(0.03)

Net asset value, end of period	$7.80	$7.49	$8.50	$11.48	$11.00	$10.06

Total return[a]	5.64%	(11.68)%	(21.02)%	7.62%	9.34%	9.20%

Net assets, end of period (in 000s)	$158,021	$188,858	$291,596	$308,074	$271,212	$280,731

Ratio of net expenses to average net assets	1.02%	1.02%	1.01%	1.01%	1.01%[b]	1.01%

Ratio of net investment income to average net assets	1.73%	1.02%	0.70%	0.78%	1.43%[b]	0.84%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.19%	1.17%	1.12%	1.10%	1.11%[b]	1.32%

Ratio of net investment income to average net assets	1.56%	0.87%	0.59%	0.69%	1.33%[b]	0.53%

Portfolio turnover rate	122%	115%	93%	92%	65%	195%

See page 87 for all footnotes.

80

APPENDIX B

INTERNATIONAL EQUITY FUND

	International Equity Fund—Institutional Shares

					For the
					Seven Months	For the
	Years Ended August 31,				Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$13.32	$16.09	$24.06	$23.49	$22.20	$19.97

Income (loss) from investment operations

Net investment income	0.10 [c]	0.13 [c]	0.11 [c]	0.14 [c]	0.12 [c]	0.03

Net realized and unrealized gain (loss)	0.58	(2.72)	(5.95)	3.46	1.17 [c]	3.31

Total from investment operations	0.68	(2.59)	(5.84)	3.60	1.29	3.34

Distributions to shareholders

From net investment income	(0.30)	(0.18)	—	(0.14)	—	—

In excess of net investment income	—	—	—	(0.32)	—	—

From net realized gains	—	—	(2.13)	(2.57)	—	(1.11)

Total distributions	(0.30)	(0.18)	(2.13)	(3.03)	—	(1.11)

Net asset value, end of period	$13.70	$13.32	$16.09	$24.06	$23.49	$22.20

Total return[a]	5.39%	(16.22)%	(26.03)%	15.45%	5.81%	17.09%

Net assets, end of period (in 000s)	$196,494	$409,736	$292,298	$325,161	$180,564	$111,315

Ratio of net expenses to average net assets	1.15%	1.15%	1.14%	1.14%	1.14%[b]	1.13%

Ratio of net investment income to average net assets	0.82%	0.90%	0.57%	0.54%	0.89%[b]	0.23%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.22%	1.21%	1.18%	1.19%	1.19%[b]	1.21%

Ratio of net investment income to average net assets	0.75%	0.84%	0.53%	0.49%	0.84%[b]	0.15%

Portfolio turnover rate	62%	118%	63%	80%	61%	114%

See page 87 for all footnotes.

81

EUROPEAN EQUITY FUND

	European Equity Fund—Institutional Shares

					For the
					Seven Months	For the
	Years Ended August 31,				Ended	Period Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999[d]

Net asset value, beginning of period	$7.80	$9.46	$14.00	$11.82	$12.23	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.07 [c]	0.07 [c]	0.08 [c]	0.10 [c]	0.18	(0.01)

Net realized and unrealized gain (loss)	0.58	(1.45)	(3.00)	2.79	(0.59)	2.24

Total from investment operations	0.65	(1.38)	(2.92)	2.89	(0.41)	2.23

Distributions to shareholders

From net investment income	(0.09)	—	—	—	—	—

In excess of investment income	—	—	(0.06)	—	—	—

From net realized gains	—	(0.28)	(1.56)	(0.71)	—	—

Total distributions	(0.09)	(0.28)	(1.62)	(0.71)	—	—

Net asset value, end of period	$8.36	$7.80	$9.46	$14.00	$11.82	$12.23

Total return[a]	8.49%	(14.95)%	(22.94)%	24.85%	(3.35)%	22.30%

Net assets, end of period (in 000s)	$2,606	$5,238	$10,713	$14,630	$5,965	$12,740

Ratio of net expenses to average net assets	1.17%	1.16%	1.14%	1.14%	1.14%[b]	1.14%[b]

Ratio of net investment income (loss) to average net assets	0.98%	0.82%	0.71%	0.70%	1.53%[b]	(0.33)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.24%	1.89%	1.52%	1.52%	1.64%[b]	2.15%[b]

Ratio of net investment income (loss) to average net assets	(0.09)%	0.09%	0.33%	0.32%	1.03%[b]	(1.34)%[b]

Portfolio turnover rate	131%	88%	110%	98%	55%	71%

See page 87 for all footnotes.

82

APPENDIX B

JAPANESE EQUITY FUND

	Japanese Equity Fund—Institutional Shares

					For the
					Seven Months	For the
	Years Ended August 31,				Ended	Period Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999[e]

Net asset value, beginning of period	$7.90	$9.00	$15.96	$16.36	$11.10	$10.00

Income (loss) from investment operations

Net investment loss	(0.02)[c]	(0.04)[c]	(0.08)[c]	(0.09)[c]	(0.03)	(0.02)

Net realized and unrealized gain (loss)	(0.26)	(0.98)	(5.87)	1.67	5.29	1.13

Total from investment operations	(0.28)	(1.02)	(5.95)	1.58	5.26	1.11

Distributions to shareholders

In excess of net investment income	—	—	—	(0.25)	—	(0.01)

From net realized gains	—	(0.08)	(1.01)	(1.73)	—	—

Total distributions	—	(0.08)	(1.01)	(1.98)	—	(0.01)

Net asset value, end of period	$7.62	$7.90	$9.00	$15.96	$16.36	$11.10

Total return[a]	(3.54)%	(11.38)%	(39.16)%	9.14%	47.40%	11.06%

Net assets, end of period (in 000s)	$5,057	$6,480	$2,285	$27,768	$22,709	$11,418

Ratio of net expenses to average net assets	1.19%	1.18%	1.15%	1.09%	1.05%[b]	1.03%[b]

Ratio of net investment (loss) to average net assets	(0.34)%	(0.45)%	(0.64)%	(0.53)%	(0.37)%[b]	(0.36)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.50%	2.54%	1.64%	1.45%	1.97%[b]	3.57%[b]

Ratio of net investment (loss) to average net assets	(1.65)%	(1.81)%	(1.13)%	(0.89)%	(1.29)%[b]	(2.90)%[b]

Portfolio turnover rate	115%	98%	75%	61%	45%	53%

See page 87 for all footnotes.

83

INTERNATIONAL GROWTH OPPORTUNITIES FUND

	International Growth Opportunities Fund—Institutional Shares

					For the
					Seven-month	For the
	Years Ended August 31,				Period Ended	Period Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999[e]

Net asset value, beginning of period	$8.20	$10.03	$16.37	$13.35	$10.66	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.06 [c]	(0.01)[c]	(0.05)[c]	(0.03)[c]	—	—

Net realized and unrealized gain (loss)	1.29	(1.82)	(5.31)	3.57	2.69	0.67

Total from investment operations	1.35	(1.83)	(5.36)	3.54	2.69	0.67

Distributions to shareholders

In excess of net investment income	—	—	—	—	—	(0.01)

From net realized gains	—	—	(0.98)	(0.52)	—	—

Total distributions	—	—	(0.98)	(0.52)	—	(0.01)

Net asset value, end of period	$9.55	$8.20	$10.03	$16.37	$13.35	$10.66

Total return[a]	16.46%	(18.25)%	(33.90)%	27.12%	25.24%	6.67%

Net assets, end of period (in 000s)	$28,721	$41,175	$82,850	$187,075	$65,772	$36,992

Ratio of net expenses to average net assets	1.26%	1.38%	1.40%	1.40%	1.40%[b]	1.40%[b]

Ratio of net investment income (loss) to average net assets	0.83%	(0.12)%	(0.38)%	(0.19)%	(0.05)%[b]	(0.19)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.01%	1.72%	1.48%	1.57%	1.77%[b]	2.98%[b]

Ratio of net investment income (loss) to average net assets	0.08%	(0.46)%	(0.46)%	(0.36)%	(0.42)%[b]	(1.77)%[b]

Portfolio turnover rate	87%	56%	64%	73%	59%	96%

See page 87 for all footnotes.

84

APPENDIX B

EMERGING MARKETS EQUITY FUND

	Emerging Markets Equity Fund—Institutional Shares

					For the
					Seven Months	For the
	Years Ended August 31,				Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$7.37	$7.38	$11.02	$9.37	$7.09	$9.70

Income (loss) from investment operations

Net investment income	0.08 [c]	0.01 [c]	0.05 [c]	0.01 [c]	0.02	0.06

Net realized and unrealized gain (loss)	2.04	(0.02)	(3.33)	1.64	2.26	(2.36)

Total from investment operations	2.12	(0.01)	(3.28)	1.65	2.28	(2.30)

Distributions to shareholders

From net investment income	—	—	—	—	—	(0.08)

In excess of net investment income	—	—	—	—	—	(0.23)

From net realized gains	—	—	(0.36)	—	—	—

Total distributions	—	—	(0.36)	—	—	(0.31)

Net asset value, end of period	$9.49	$7.37	$7.38	$11.02	$9.37	$7.09

Total return[a]	28.77%	(0.14)%	(30.20)%	17.61%	32.16%	(23.66)%

Net assets, end of period (in 000s)	$78,132	$66,920	$74,483	$145,774	$108,574	$90,189

Ratio of net expenses to average net assets	1.60%	1.60%	1.59%	1.46%	1.39%[b]	1.35%

Ratio of net investment income to average net assets	1.07%	0.13%	0.63%	0.13%	0.50%[b]	1.59%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.77%	1.91%	1.84%	1.65%	1.76%[b]	1.79%

Ratio of net investment income (loss) to average net assets	0.90%	(0.18)%	0.38%	(0.06)%	0.13%[b]	1.15%

Portfolio turnover rate	82%	104%	139%	125%	63%	154%

See page 87 for all footnotes.

85

ASIA GROWTH FUND

	Asia Growth Fund—Institutional Shares

					For the
					Seven-month	For the
	Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$8.97	$8.32	$11.41	$11.24	$7.91	$8.44

Income (loss) from investment operations

Net investment income	0.21 [c]	0.12 [c]	0.13 [c]	0.01 [c]	0.01	0.03

Net realized and unrealized gain (loss)	0.64	0.53	(3.22)	0.16	3.36	(0.56)

Total from investment operations	0.85	0.65	(3.09)	0.17	3.37	(0.53)

Distributions to shareholders

In excess of net investment income	—	—	—	—	(0.04)	—

Total distributions	—	—	—	—	(0.04)	—

Net asset value, end of period	$9.82	$8.97	$8.32	$11.41	$11.24	$7.91

Total return[a]	9.35%	7.80%	(26.93)%	1.42%	42.61%	(6.28)%

Net assets, end of period (in 000s)	$3,161	$4,068	$3,055	$5,236	$12,363	$4,200

Ratio of net expenses to average net assets	1.24%	1.22%	1.20%	1.20%	1.20%[b]	1.16%

Ratio of net investment income (loss) to average net assets	2.65%	1.35%	1.41%	0.12%	(0.14)%[b]	1.10%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.69%	2.52%	1.92%	1.65%	1.62%[b]	1.68%

Ratio of net investment income (loss) to average net assets	1.20%	0.05%	0.69%	(0.33)%	(0.28)%[b]	0.58%

Portfolio turnover rate	224%	161%	314%	207%	97%	106%

See page 87 for all footnotes.

86

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Commenced October 1, 1998.
e	Commenced May 1, 1998.

87

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Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs CORE International Equity Fund
6	Goldman Sachs International Equity Fund
7	Goldman Sachs European Equity Fund
9	Goldman Sachs Japanese Equity Fund
11	Goldman Sachs International Growth Opportunities Fund
13	Goldman Sachs Emerging Markets Equity Fund
15	Goldman Sachs Asia Growth Fund

18 Other Investment Practices and Securities

22 Principal Risks of the Funds

26 Fund Performance

34 Fund Fees and Expenses

38 Service Providers

47 Dividends

48 Shareholder Guide
48	How To Buy Shares
53	How To Sell Shares

58 Taxation

60 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

80 Appendix B Financial Highlights

International Equity Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database: http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

EQINTLPROINS

Prospectus

Service
Shares

December 23, 2003

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■ Goldman Sachs CORESM International Equity Fund

■  Goldman Sachs International Equity Fund

■  Goldman Sachs European Equity Fund

■  Goldman Sachs Japanese Equity Fund

■  Goldman Sachs International Growth Opportunities Fund

■  Goldman Sachs Emerging Markets Equity Fund

■ Goldman Sachs Asia Growth Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. GSAM and GSAMI are each referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

GSAMI’s Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Returns are variable	Seeks to capitalize on variability of market and regional returns through asset allocation decisions.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

■ Portfolio risk must be carefully analyzed and monitored	Seeks to systematically monitor and manage risk through diversification, multifactor risk models and currency management.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

1

QUANTITATIVE (“CORE”) STYLE FUND

GSAM’s CORE Investment Philosophy:
The Goldman Sachs CORE International Equity Fund is a joint effort by the Quantitative Equity (QE) and Quantitative Strategies (QS) teams that is designed to invest in international markets and seeks to add value from diversified sources of return—tactical country and currency allocations and individual stock positions. The CORE investment strategy is based on the following beliefs:

■	Markets are competitive, but not entirely efficient. The disciplined application of quantitative techniques is intended to enable our investment management process to systematically uncover and exploit sources of value, both in country/currency allocations and stock selection.
■	A combination of qualitative and quantitative insights can enhance results. Quantitative and qualitative approaches are complementary. Combining them can leverage their respective benefits while offsetting their shortcomings. Economic theory or intuition is required in order for a factor to be considered for inclusion in the model, and empirical research must support that rationale.
■	Diversification matters. A portfolio can benefit from having a number of uncorrelated sources of return, which can result in higher expected excess returns for lower levels of risk.
■	Rigorous risk management can add value. Our proprietary risk model seeks to ensure that risk is allocated to our investment criteria and seeks to avoid sources of risk that do not appear to be sources of return as well. As a result, we typically construct portfolios to have industry exposures, size, and style characteristics that are very similar to their respective benchmarks.

Step 1: Bottom-up global stock selection
The QE team calculates expected returns on approximately 3,500 stocks on a daily basis by evaluating stocks based on fundamental investment criteria that have outperformed historically: Valuation, Momentum and Fundamental Research. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of a company’s intrinsic value to its market value. Momentum measures a company’s recent market performance. The Fundamental Research theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Step 2: Top-down global country selection
The QS team forecasts returns to 21 stock markets and 10 currencies on a daily basis. Country/currency return forecasts are determined using models developed by the QS team and are based on five investment themes: Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

By combining two uncorrelated sources of expected excess returns (international stock selection and country/currency allocation), we seek to create a portfolio that looks similar to the Fund’s benchmark, but is positioned to outperform through tactical country and currency allocations and underlying stock selection. Sector weights are very similar to those in the benchmark, but we take intentional country and currency over- and under-weights and many small, diversified stock positions to seek to achieve positive excess returns relative to the benchmark.

Goldman Sachs CORE International Equity Fund is a broadly diversified, fully invested equity portfolio that provides exposure to large-cap stocks across major countries and sectors of the international economy.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

3

Fund Investment Objectives and Strategies

Goldman Sachs CORE International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

Symbol:	GCISX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

5

Goldman Sachs International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

Symbol:	GSISX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs European Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Europe Index (unhedged)

Investment Focus:	Equity investments in European issuers

Investment Style:	Active International

Symbol:	GEESX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in European issuers. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

A European issuer is a company that either:

■	Has a class of its securities whose principal securities market is in one or more European countries;
■	Is organized under the laws of, or has a principal office in, a European country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more European countries; or
■	Maintains 50% or more of its assets in one or more European countries.

The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund’s assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund’s assets will be invested in the equity securities of large-cap companies located in the developed countries of Western Europe. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its

7

Goldman Sachs European Equity Fund continued

investment portfolio. In addition, the Fund may invest, without limit, in mid-cap companies and small-cap companies, as well as companies located in emerging countries in Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-European countries including emerging countries located in Latin and South America, Africa and Asia, and in fixed-income securities, such as government, corporate and bank debt obligations.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity investments in Japanese issuers

Investment Style:	Active International

Symbol:	GSJSX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Japanese issuers. A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities market is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese issuers will expose it to the risks of adverse social, political and economic events which occur in Japan or affect the Japanese markets. These risks, some of which are discussed briefly below, may adversely affect the ability of the Fund to achieve its investment objective.

Japan’s economy, the second largest among developed nations, grew substantially after World War II. More recently, however, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has drifted between modest growth and recession. In recent years, Japan has experienced stagnant consumer demand, higher unemployment and deflationary pressures. In response to these conditions, Japan has attempted to implement changes regarding

9

Goldman Sachs Japanese Equity Fund continued

high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. Although real gross domestic product in 2002 and for several quarters in 2003 was positive, progress on these reforms has not been fast.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to affect Japan’s economy adversely. Japan’s banking industry and, more generally, the Japanese economy have suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency.

The common stock of many Japanese companies has historically traded at high price-to-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to make comparisons with other companies in different countries. Since the stock market’s peak in the 1980’s and its subsequent decline, the valuation of Japanese issuers became more comparable to issuers of other countries, especially the United States. Japan has been also well-known for its high degree of cross-holdings between banks and corporations, which has sometimes distorted the supply and demand of certain stocks. Recently, however, degree of such cross-holdings has begun to diminish.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in non-Japanese issuers and in fixed-income securities, such as government, corporate and bank debt obligations.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs International Growth Opportunities Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Small Cap Index (unhedged)

Investment Focus:	Small-cap foreign equity investments

Investment Style:	Active International

Symbol:	GISSX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $4 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among

11

Goldman Sachs International Growth Opportunities Fund continued

others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Free Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbol:	GEMSX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Egypt	■ Jordan	■ Pakistan	■ South Africa
■ Brazil	■ Hungary	■ Korea	■ Peru	■ Taiwan
■ Chile	■ India	■ Malaysia	■ Philippines	■ Thailand
■ China	■ Indonesia	■ Mexico	■ Poland	■ Turkey
■ Colombia	■ Israel	■ Morocco	■ Russia	■ Venezuela
■ Czech Republic

13

Goldman Sachs Emerging Markets Equity Fund continued

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of developed country issuers.

14

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia Free ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

Symbol:	N/A

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Asian issuers.
An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Malaysia	■ South Korea
■ Hong Kong	■ Pakistan	■ Sri Lanka
■ India	■ Philippines	■ Taiwan
■ Indonesia	■ Singapore	■ Thailand

15

Goldman Sachs Asia Growth Fund continued

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Since that time countries in the region have experienced recession and government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some restructuring has been undertaken, it is uncertain whether these efforts will be successful or whether the recent problems in the region will persist.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers, and allocations are subject to change in light of those views. Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated. On August 31, 2003 (the end of the Fund’s last fiscal year), 25.4% of the Fund’s assets were invested in securities that traded in South Korea.

While South Korea has instituted reforms to stabilize its economy and to reform its capital markets, there is no assurance that these structural reforms will result in sustainable growth. A small number of companies and industries still represent a large portion of the market in South Korea. In addition, South Korea’s financial system remains vulnerable and could be threatened by further economic instability. North Korea has been a concern to South Korea since the end of World War II, due to the threat of military aggression by North Korea. North Korea has purportedly developed nuclear weapons, holds a stockpile of chemical weapons and maintains an army of close to one million. There have been efforts to improve relations, but tensions between South Korea and North Korea are likely to continue for the foreseeable future.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

16

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17

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objectives and strategies	International	International	European
of the Fund	Equity	Equity	Equity
— Not permitted	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Cross Hedging of Currencies	•	•	•

Currency Swaps*	15	15	15

Custodial Receipts and Trust Certificates	•	•	•

Equity Swaps*	15	15	15

Foreign Currency Transactions	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	•

Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10

Options on Foreign Currencies[1]	•	•	•

Options on Securities and Securities Indices[2]	•	•	•

Unseasoned Companies	•	•	•

Warrants and Stock Purchase Rights	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1/3	33 1/3	33 1/3

Short Sales Against the Box	—	25	25

When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

18

OTHER INVESTMENT PRACTICES AND SECURITIES

	International	Emerging
Japanese	Growth	Markets	Asia
Equity	Opportunities	Equity	Growth
Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3

•	•	•	•

15	15	15	15

•	•	•	•

15	15	15	15

•	•	•	•

•	•	•	•

10	10	10	10

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

33 1/3	33 1/3	33 1/3	33 1/3

25	25	25	25

•	•	•	•

19

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objectives and strategies	International	International	European
of the Fund	Equity	Equity	Equity
— Not permitted	Fund	Fund	Fund

Investment Securities

American, European and Global Depositary Receipts	•	•	•

Asset-Backed and Mortgage-Backed Securities[2]	—	•	•

Bank Obligations[1,2]	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations[2]	•[4]	•	•

Equity Investments	80+	80+	80+

Emerging Country Securities	25	•	•

Fixed-Income Securities[3]	20[4]	20	20[5]

Foreign Securities	•	•	•

Foreign Government Securities[2]	•	•	•

Non-Investment Grade Fixed-Income Securities[2]	—	•[6]	•[6]

Real Estate Investment Trusts	•	•	•

Structured Securities*	•	•	•

Temporary Investments	35	100	100

U.S. Government Securities[2]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	Issued by U.S. or foreign banks.
[2]	Limited by the amount the Fund invests in fixed-income securities.
[3]	Except as noted under “Non-Investment Grade Fixed-Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	Cash equivalents only.
[5]	The European Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) equity investments in issuers located in non-European countries; and (2) fixed-income securities.
[6]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

20

OTHER INVESTMENT PRACTICES AND SECURITIES

	International	Emerging
Japanese	Growth	Markets	Asia
Equity	Opportunities	Equity	Growth
Fund	Fund	Fund	Fund

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

80+	80+	80+	80+

•	•	•	•

20[7]	20[8]	20[9]	20[10]

•	•	•	•

•	•	•	•

•[6]	•[6]	•[6]	•[6]

•	•	•	•

•	•	•	•

100	100	35	100

•	•	•	•

[7]	The Japanese Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in non-Japanese issuers.
[8]	The International Growth Opportunities Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in companies with public stock market capitalizations of less than $100 million or more than $4 billion at the time of investment.
[9]	The Emerging Markets Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income investments in developed country issuers.
[10]	The Asia Growth Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

21

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	CORE				International	Emerging
• Applicable	International	International	European	Japanese	Growth	Markets	Asia
— Not applicable	Equity	Equity	Equity	Equity	Opportunities	Equity	Growth

Credit/Default	•	•	•	•	•	•	•

Foreign	•	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•	•

Stock	•	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•	•

Management	•	•	•	•	•	•	•

Market	•	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•	•

Investment Style	•	•	•	•	•	•	•

Geographic	•	•	•	•	•	•	•

Mid Cap and Small Cap	—	—	•	—	•	—	—

Initial Public Offering (“IPO”)	—	—	•	•	•	•	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

22

PRINCIPAL RISKS OF THE FUNDS

■	Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a

23

Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
■	Geographic Risk—The European Equity Fund invests primarily in equity investments in European issuers. The Japanese Equity Fund invests primarily in equity investments in Japanese issuers. The Asia Growth Fund invests primarily in equity investments in Asian issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

24

PRINCIPAL RISKS OF THE FUNDS

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

25

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

As of the date of this Prospectus, Service Shares of the Asia Growth Fund had not commenced operations. Performance of the Asia Growth Fund is represented by the Fund’s Class A Shares. Class A Shares are not offered in this Prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns differ only to the extent that Class A Shares have a 0.50% distribution and service fee and a 0.19% transfer agency fee while Service Shares have a 0.25% personal account maintenance fee, a 0.25% shareholder administration fee and a 0.04% transfer agency fee. In addition, Class A Shares, unlike Service Shares, are subject to a maximum sales charge of 5.5% which is reflected in the table, but not in the bar chart for the Asia Growth Fund.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

26

FUND PERFORMANCE

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

27

CORE International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +17.55%. Best Quarter* Q4 ’98 +18.97% Worst Quarter* Q3 ’02 -19.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	-14.38%	-3.11%	-5.21%
Returns After Taxes on Distributions**	-14.67%	-3.54%	-5.60%
Returns After Taxes on Distributions and Sale of Fund Shares**	-8.83%	-2.38%	-4.00%
Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (unhedged)***	-15.66%	-2.61%	-3.75%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

28

FUND PERFORMANCE

International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +13.97%. Best Quarter* Q4 ’99 +21.77% Worst Quarter* Q3 ’02 -20.56%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 3/6/96)
Returns Before Taxes	-19.05%	-3.48%	-0.10%
Returns After Taxes on Distributions**	-19.50%	-4.84%	-1.51%
Returns After Taxes on Distributions and Sale of Fund Shares**	-11.55%	-2.54%	-0.01%
MSCI® EAFE® (unhedged)***	-15.66%	-2.61%	-1.30%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

29

European Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +11.76%. Best Quarter* Q4 ’99 +24.91% Worst Quarter* Q3 ’02 -21.77%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Service Shares (Inception 10/1/98)
Returns Before Taxes	-16.96%	-1.91%
Returns After Taxes on Distributions**	-17.02%	-3.26%
Returns After Taxes on Distributions and Sale of Fund Shares**	-10.22%	-1.60%
MSCI® Europe Index (unhedged)***	-18.09%	-4.15%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The MSCI® Europe Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

30

FUND PERFORMANCE

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +14.91%. Best Quarter* Q3 ’99 +23.18% Worst Quarter* Q3 ’01 -21.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Service Shares (Inception 5/1/98)
Returns Before Taxes	-12.64%	-3.90%
Returns After Taxes on Distributions**	-12.64%	-4.97%
Returns After Taxes on Distributions and Sale of Fund Shares**	-7.76%	-2.83%
Tokyo Price Index (“TOPIX”) (unhedged)***	-9.29%	-5.35%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes.

31

International Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for the Service Shares for the 9-month period ended September 30, 2003 was +32.05%. Best Quarter* Q1 ’00 +14.58% Worst Quarter* Q3 ’02 -22.89%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Service Shares (Inception 5/1/98)
Returns Before Taxes	-21.17%	-4.22%
Returns After Taxes on Distributions**	-21.17%	-4.90%
Returns After Taxes on Distributions and Sale of Fund Shares**	-13.00%	-3.32%
MSCI® EAFE® Small Cap Index (unhedged)***	-9.58%	-6.27%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes approximately 950 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes.

32

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +31.65%. Best Quarter* Q4 ’99 +30.10% Worst Quarter* Q3 ’98 -23.84%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 12/15/97)
Returns Before Taxes	-8.71%	-5.98%	-5.48%
Returns After Taxes on Distributions**	-8.71%	-6.43%	-5.93%
Returns After Taxes on Distributions and Sale of Fund Shares**	-5.35%	-4.78%	-4.40%
MSCI® Emerging Markets Free (EMF) Index***	-6.00%	-4.57%	-3.38%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EMF Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

33

Asia Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +20.51%. Best Quarter* Q2 ’99 +30.97% Worst Quarter* Q4 ’97 -27.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Class A (Inception 7/8/94)
Returns Before Taxes	-16.76%	-5.09%	7.08%
Returns After Taxes on Distributions**	-16.76%	-5.09%	-7.21%
Returns After Taxes on Distributions and Sale of Fund Shares**	-10.29%	-3.98%	-5.34%
MSCI® All Country Asia Free ex-Japan (unhedged)***	-10.19%	-4.80%	-7.61%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in eleven Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

34

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35

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	CORE
	International	International	European
	Equity Fund	Equity Fund	Equity Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.85%	1.00%	1.00%
Other Expenses	0.84%	0.72%	1.74%
Service Fees[4]	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%
All Other Expenses[5]	0.34%	0.22%	1.24%

Total Fund Operating Expenses*	1.69%	1.72%	2.74%

See page 38 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE
	International	International	European
	Equity Fund	Equity Fund	Equity Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[3]	0.85%	1.00%	1.00%
Other Expenses	0.66%	0.64%	0.64%
Service Fees[4]	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%
All Other Expenses[5]	0.16%	0.14%	0.14%

Total Fund Operating Expenses (after current expense limitations)	1.51%	1.64%	1.64%

36

FUND FEES AND EXPENSES

	International	Emerging	Asia
Japanese	Growth	Markets	Growth
Equity Fund	Opportunities Fund	Equity Fund	Fund[1]

None	None	None	None
None	None	None	None
None	None	None	None
None	None	None	None

1.00%	1.20%	1.20%	1.00%
2.00%	1.31%	1.07%	2.19%
0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%
1.50%	0.81%	0.57%	1.69%

3.00%	2.51%	2.27%	3.19%

	International	Emerging	Asia
Japanese	Growth	Markets	Growth
Equity Fund	Opportunities Fund	Equity Fund	Fund[1]

1.00%	1.10%	1.20%	1.00%
0.65%	0.64%	0.89%	0.70%
0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%
0.15%	0.14%	0.39%	0.20%

1.65%	1.74%	2.09%	1.70%

37

Fund Fees and Expenses continued

[1]	Service Shares had not commenced operations as of the date of this Prospectus.
[2]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2003.
[3]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the International Growth Opportunities Fund equal to 0.10% of the average daily net assets. As a result of fee waivers, the current management fees for the International Growth Opportunities Fund is 1.10% of the average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.
[4]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[5]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages (rounded) of each Fund’s average daily net assets:

Other
Fund	Expenses

CORE International Equity	0.12%
International Equity	0.10%
European Equity	0.10%
Japanese Equity	0.11%
International Growth Opportunities	0.10%
Emerging Markets Equity	0.35%
Asia Growth	0.16%

38

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE International Equity	$172	$533	$918	$1,998

International Equity	$175	$542	$933	$2,030

European Equity	$277	$850	$1,450	$3,070

Japanese Equity	$303	$927	$1,577	$3,318

International Growth Opportunities	$254	$782	$1,335	$2,846

Emerging Markets Equity	$230	$709	$1,215	$2,605

Asia Growth	$322	$983	$1,669	$3,494

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

39

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	CORE International Equity

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	International Equity European Equity Japanese Equity International Growth Opportunities Emerging Markets Equity Asia Growth

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of September 30, 2003, GSAM and GSAMI, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $337.2 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

40

SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2003

GSAM:

CORE International Equity	0.85%	0.85%

GSAMI:

International Equity	1.00%	1.00%

European Equity	1.00%	1.00%

Japanese Equity	1.00%	1.00%

International Growth Opportunities	1.20%	1.10%

Emerging Markets Equity	1.20%	1.20%

Asia Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Active International Portfolio Management Team

■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities

41

■	Team manages over $15 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAM

______________________________________________________________________________________________________________

London-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Julian Abel Managing Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Abel joined the Investment Adviser as a portfolio manager in 1996.

Prashant Bhayani Executive Director	Senior Portfolio Manager— International Growth Opportunities	Since 2000	Mr. Bhayani joined the Investment Adviser as a portfolio manager in April 1998. From 1997 to 1998, he worked on his MBA at INSEAD in France and from 1992 to 1996, he was a portfolio and marketing analyst at Fischer Francis Trees and Watts, a specialist global fixed-income fund manager.

David Dick Managing Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Dick joined the Investment Adviser as a senior portfolio manager on the European Equity team in 1998 and became Co-Head of the UK and European portfolio management in April 2002. From 1990 to 1998, he was with Mercury Asset Management.

Mark Ferguson Executive Director	Senior Portfolio Manager— International Equity	Since 2003	Mr. Ferguson joined the Investment Adviser as Co-Head of European Equity Research in March 1999 and became a senior portfolio manager for the International Equity investment team in March 2003. From October 1993 to February 1999, he was a research analyst/fund manager in the Continental Europe team at Schroder Investment Management.

Nuno Fernandes Executive Director	Senior Portfolio Manager— International Equity	Since 1999	Mr. Fernandes joined the Investment Adviser as a research analyst on the Global Emerging Markets Equity team in April 1998. He was named a senior portfolio manager in April 1999. From 1994 to 1998, he worked for ING Barings and Smith Barney where he followed Latin American financial stocks.

42

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Hywel George Managing Director Co-Chief Investment Officer, European Equity	Senior Portfolio Manager— European Equity	Since 2000	Mr. George joined the Investment Adviser as a senior portfolio manager and Head of UK portfolio management in 1999. He became Co-Head of UK and European portfolio management in April 2002 and Co-Chief Investment Officer of European Equity in November 2002. From 1988 to 1999, he was a UK Equity Fund manager at Mercury Asset Management.

Safa Muhtaseb Executive Director	Senior Portfolio Manager— International Equity	Since 2001	Mr. Muhtaseb joined the Investment Adviser as a portfolio manager in December 2001. From 1999 to 2001, he was a Director of International Equity Investments at Virginia Retirement System. From May 1997 to August 1998, he was portfolio manager, Internal Equity for CalPERS and key investment officer.

Susan Noble Managing Director Chief Investment Officer, London Active Equity	Senior Portfolio Manager— International Equity	Since 1997	Ms. Noble joined the Investment Adviser as a senior portfolio manager and head of the European Equity Team in October 1997.

Maria Pavlenko Executive Director	Senior Portfolio Manager— Emerging Markets Equity	Since 2001	Ms. Pavlenko joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003.

Michael Stanes Executive Director	Senior Portfolio Manager— International Equity	Since 2002	Mr. Stanes joined the Investment Adviser as a portfolio manager in November 2002. From 1986 to 2001, he worked at Mercury Asset Management where he managed UK equity portfolios in London, Japanese equity portfolios in Tokyo and, most recently, US and global portfolios in the US.

43

New York-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Safa Muhtaseb Executive Director	Senior Portfolio Manager— International Equity	Since 2001	Mr. Muhtaseb joined the Investment Adviser as a portfolio manager in December 2001. From 1999 to 2001, he was a Director of International Equity Investments at Virginia Retirement System. From May 1997 to August 1998, he was portfolio manager, Internal Equity for CalPERS and key investment officer.

Singapore-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth	Since 1994 1994 1998 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

Siew-Hua Thio Vice President	Portfolio Manager— Asia Growth	Since 1998	Ms. Thio joined the Investment Adviser as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore. From 1993 to 1997, she was a research analyst at the same firm.

Kenny Tjan Vice President	Senior Portfolio Manager— Asia Growth Emerging Markets Equity	Since 2001 2003	Mr. Tjan joined the Investment Adviser in 2001 as Co-head of the Non-Japan Asia portfolio management team. In March 2003, he became the Co-Head of Global Emerging Markets Equities Strategy. From 1999 to 2001, he was an Investment Director of Rothschild Asset Management Singapore. From 1993 to 1999, he was the chief portfolio manager for several large international pension clients investing in Non-Japan Asia for Nomura Asset Management.

44

SERVICE PROVIDERS

Tokyo-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Toshiyuki Ejima Vice President	Portfolio Manager— Japanese Equity	Since 1999	Mr. Ejima joined the Investment Adviser as a portfolio manager in April 1999. Prior to that he was a portfolio manager at Dai-ichi Mutual Life from 1993 to 1999 where he managed Japanese equities.

Shigeka (Ziggy) Kouda Vice President	Portfolio Manager— Japanese Equity	Since 2001	Mr. Kouda joined the Investment Adviser as a portfolio manager in 1997.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth	Since 1994 1994 1998 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

Mikiko Sasajima Vice President	Portfolio Manager— Japanese Equity	Since 1998	Ms. Sasajima joined the Investment Adviser as a portfolio manager in April 1995.

Miyako Shibamoto Vice President	Portfolio Manager— Japanese Equity	Since 1998	Ms. Shibamoto joined the Investment Adviser as portfolio manager and a member of the Japanese Equity team in April 1998. From 1993 to 1998, she was a Vice President at Scudder Stevens and Clark (Japan).

45

CORE International Equity Portfolio Management Team

■	Portfolio team based in New York. Experienced, highly qualified and stable quantitative team reflects our commitment to a superior research effort
■	Team manages approximately $12 billion in global/ international equities for retail, institutional and high net worth clients
■	Designed to invest in international markets, seeking to add value from diversified sources of return — top-down country and currency selection and bottom-up stock selection

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Michelle Bahk Vice President	Portfolio Manager— CORE International Equity	Since 2000	Ms. Bahk joined the Investment Adviser in 1997 as a member of the Quantitative Equity global portfolio management team. She became a portfolio manager in 2000.

Melissa Brown Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Mark M. Carhart Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Carhart joined the Investment Adviser as a member of the Quantitative Research and Risk Management team in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Len Ioffe Vice President	Senior Portfolio Manager— CORE International Equity	Since 2001	Mr. Ioffe joined the Investment Adviser as an associate in 1995. He became a portfolio manager in 1996.

Raymond J. Iwanowski Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Iwanowski joined the Investment Adviser as an associate and portfolio manager in 1997.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

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SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities

47

lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

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Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

49

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers

50

SHAREHOLDER GUIDE

■	Acting as liaison between the Service Organization’s customers and the Goldman Sachs Trust (the “Trust”)
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and

51

are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an

52

SHAREHOLDER GUIDE

investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

53

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

54

SHAREHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address

55

of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

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For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Fund distributions of long-term capital gains should generally qualify for the reduced rate of tax if attributable to Fund sales and exchanges occurring on or after May 6, 2003. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund’s ex-dividend rate.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends

59

paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

62

APPENDIX A

time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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APPENDIX A

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may

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not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an

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APPENDIX A

example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

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Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

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APPENDIX A

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and

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may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is

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APPENDIX A

susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would

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deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

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APPENDIX A

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

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■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the

74

APPENDIX A

settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

75

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

76

APPENDIX A

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of

77

corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of

78

APPENDIX A

the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other

79

mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

80

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). As of the date of this Prospectus, Service Shares of the Asia Growth Fund had not commenced operations, therefore no financial highlights are provided below. The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual reports (available upon request). The information for all periods prior to the period ended August 31, 2000, has been audited by the Funds’ previous independent auditors, who have ceased operations.

CORE INTERNATIONAL EQUITY FUND

	CORE International Equity Fund—Service Shares

					For the
					Seven-Month	For the Year
	Years Ended August 31,				Period Ended	Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$7.39	$8.41	$11.36	$10.93	$10.02	$9.23

Income (loss) from investment operations

Net investment income (loss)	0.10 [c]	0.05 [c]	0.02 [c]	0.05 [c]	0.01	—

Net realized and unrealized gain (loss)	0.27	(1.07)	(2.36)	0.73	0.90	0.81

Total from investment operations	0.37	(1.02)	(2.34)	0.78	0.91	0.81

Distributions to shareholders

From net investment income	(0.06)	—	(0.06)	(0.09)	—	(0.02)

From net realized gains	—	—	(0.55)	(0.26)	—	—

Total distributions	(0.06)	—	(0.61)	(0.35)	—	(0.02)

Net asset value, end of period	$7.70	$7.39	$8.41	$11.36	$10.93	$10.02

Total return[a]	5.14%	(12.13)%	(21.37)%	7.05%	9.08%	8.74%

Net assets, end of period (in 000s)	$31	$18	$21	$27	$8	$22

Ratio of net expenses to average net assets	1.52%	1.52%	1.51%	1.51%	1.51%[b]	1.50%

Ratio of net investment income to average net assets	1.45%	0.60%	0.21%	0.33%	0.07%[b]	0.02%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.69%	1.67%	1.62%	1.60%	1.61%[b]	1.81%

Ratio of net investment income (loss) to average net assets	1.28%	0.45%	0.10%	0.24%	(0.03)%[b]	(0.29)%

Portfolio turnover rate	122%	115%	93%	92%	65%	195%

See page 87 for all footnotes.

81

INTERNATIONAL EQUITY FUND

	International Equity Fund—Service Shares

						For the
						Seven Months	For the
	Years Ended August 31,					Ended	Year Ended
						August 31,	January 31,
	2003	2002	2001	2000		1999	1999

Net asset value, beginning of period	$13.00	$15.71	$23.65	$23.14		$21.93	$19.84

Income (loss) from investment operations

Net investment income (loss)	0.06 [c]	0.04 [c]	0.02 [c]	(0.01	) [c]	0.06	(0.04)

Net realized and unrealized gain (loss)	0.55	(2.64)	(5.83)	3.45		1.15	3.24

Total from investment operations	0.61	(2.60)	(5.81)	3.44		1.21	3.20

Distributions to shareholders

From net investment income	(0.23)	(0.11)	—	(0.11)		—	—

In excess of net investment income	—	—	—	(0.25)		—	—

From net realized gains	—	—	(2.13)	(2.57)		—	(1.11)

Total distributions	(0.23)	(0.11)	(2.13)	(2.93)		—	(1.11)

Net asset value, end of period	$13.38	$13.00	$15.71	$23.65		$23.14	$21.93

Total return[a]	4.93%	(16.63)%	(26.41)%	15.00%		5.52%	16.49%

Net assets, end of period (in 000s)	$1,270	$5,122	$5,621	$3,789		$3,852	$3,568

Ratio of net expenses to average net assets	1.65%	1.65%	1.64%	1.64%		1.64%[b]	1.63%

Ratio of net investment income (loss) to average net assets	0.52%	0.25%	0.12%	(0.02)%		0.47%[b]	(0.18)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.72%	1.71%	1.68%	1.69%		1.69%[b]	1.71%

Ratio of net investment income (loss) to average net assets	0.45%	0.19%	0.08%	(0.07)%		0.42%[b]	(0.26)%

Portfolio turnover rate	62%	118%	63%	80%		61%	114%

See page 87 for all footnotes.

82

APPENDIX B

EUROPEAN EQUITY FUND

	European Equity Fund—Service Shares

					For the
					Seven Months	For the
	Years Ended August 31,				Ended	Period Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999[d]

Net asset value, beginning of period	$7.70	$9.38	$13.86	$11.76	$12.20	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.07 [c]	0.06 [c]	0.02 [c]	0.01 [c]	0.08	(0.03)

Net realized and unrealized gain (loss)	0.54	(1.46)	(2.94)	2.80	(0.52)	2.23

Total from investment operations	0.61	(1.40)	(2.92)	2.81	(0.44)	2.20

Distributions to shareholders

From net investment income	(0.06)	—	—	—	—	—

From net realized gains	—	(0.28)	(1.56)	(0.71)	—	—

Total distributions	(0.06)	(0.28)	(1.56)	(0.71)	—	—

Net asset value, end of period	$8.25	$7.70	$9.38	$13.86	$11.76	$12.20

Total return[a]	7.96%	(15.29)%	(23.16)%	24.28%	(3.61)%	22.00%

Net assets, end of period (in 000s)	$2	$2	$2	$2	$2	$2

Ratio of net expenses to average net assets	1.67%	1.66%	1.64%	1.64%	1.64%[b]	1.64%[b]

Ratio of net investment income (loss) to average net assets	0.98%	0.64%	0.14%	0.09%	1.10%[b]	(0.69)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.74%	2.39%	2.02%	2.02%	2.14%[b]	2.65%[b]

Ratio of net investment income (loss) to average net assets	(0.09)%	(0.09)%	(0.24)%	(0.29)%	0.60%[b]	(1.70)%[b]

Portfolio turnover rate	131%	88%	110%	98%	55%	71%

See page 87 for all footnotes.

83

JAPANESE EQUITY FUND

	Japanese Equity Fund—Service Shares

									For the
									Seven Months	For the
	Years Ended August 31,								Ended	Period Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999[e]

Net asset value, beginning of period	$7.77		$8.88		$15.83		$16.22		$11.04	$10.00

Income (loss) from investment operations

Net investment loss	(0.04	) [c]	(0.07	) [c]	(0.11	) [c]	(0.16	) [c]	(0.06)	(0.05)

Net realized and unrealized gain (loss)	(0.26)		(0.96)		(5.83)		1.65		5.24	1.09

Total from investment operations	(0.30)		(1.03)		(5.94)		1.49		5.18	1.04

Distributions to shareholders

In excess of net investment income	—		—		—		(0.15)		—	—

From net realized gains	—		(0.08)		(1.01)		(1.73)		—	—

Total distributions	—		(0.08)		(1.01)		(1.88)		—	—

Net asset value, end of period	$7.47		$7.77		$8.88		$15.83		$16.22	$11.04

Total return[a]	(3.86)%		(11.65)%		(39.44)%		8.65%		46.92%	10.43%

Net assets, end of period (in 000s)	$1		$1		$2		$3		$3	$2

Ratio of net expenses to average net assets	1.69%		1.68%		1.65%		1.59%		1.55%[b]	1.53%[b]

Ratio of net investment loss to average net assets	(0.54)%		(0.88)%		(0.94)%		(0.94)%		(0.74)%[b]	(0.68)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	3.00%		3.04%		2.14%		1.95%		2.47%[b]	4.07%[b]

Ratio of net investment loss to average net assets	(1.85)%		(2.24)%		(1.43)%		(1.30)%		(1.66)%[b]	(3.22)%[b]

Portfolio turnover rate	115%		98%		75%		61%		45%	53%

See page 87 for all footnotes.

84

APPENDIX B

INTERNATIONAL GROWTH OPPORTUNITIES FUND

	International Growth Opportunities Fund—Service Shares

								For the
								Seven-month	For the
	Years Ended August 31,							Period Ended	Period Ended
								August 31,	January 31,
	2003	2002		2001		2000		1999	1999[e]

Net asset value, beginning of period	$8.01	$9.85		$16.16		$13.24		$10.61	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.03 [c]	(0.04	) [c]	(0.10	) [c]	(0.10	) [c]	(0.02)	(0.02)

Net realized and unrealized gain (loss)	1.25	(1.80)		(5.23)		3.54		2.65	0.63

Total from investment operations	1.28	(1.84)		(5.33)		3.44		2.63	0.61

Distributions to shareholders

From net realized gains	—	—		(0.98)		(0.52)		—	—

Total distributions	—	—		(0.98)		(0.52)		—	—

Net asset value, end of period	$9.29	$8.01		$9.85		$16.16		$13.24	$10.61

Total return[a]	15.98%	(18.68)%		(34.17)%		26.57%		24.79%	6.10%

Net assets, end of period (in 000s)	$56	$25		$8		$3		$2	$2

Ratio of net expenses to average net assets	1.76%	1.88%		1.90%		1.90%		1.90%[b]	1.90%[b]

Ratio of net investment income (loss) to average net assets	0.34%	(0.49)%		(0.86)%		(0.63)%		(0.35)%[b]	(0.26)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.51%	2.22%		1.98%		2.07%		2.27%[b]	3.48%[b]

Ratio of net investment loss to average net assets	(0.41)%	(0.83)%		(0.94)%		(0.80)%		(0.72)%[b]	(1.84)%[b]

Portfolio turnover rate	87%	56%		64%		73%		59%	96%

See page 87 for all footnotes.

85

EMERGING MARKETS EQUITY FUND

	Emerging Markets Equity Fund— Service Shares

						For the
						Seven Months	For the
	Years Ended August 31,					Ended	Year Ended
						August 31,	January 31,
	2003	2002		2001	2000	1999	1999

Net asset value, beginning of period	$7.07	$7.12		$10.63	$9.05	$6.87	$9.69

Income (loss) from investment operations

Net investment income (loss)	0.04 [c]	(0.06	) [c]	0.08 [c]	0.01 [c]	0.01	(0.13)

Net realized and unrealized gain (loss)	1.95	0.01		(3.23)	1.57	2.17	(2.41)

Total from investment operations	1.99	(0.05)		(3.15)	1.58	2.18	(2.54)

Distributions to shareholders

From net investment income	—	—		—	—	—	(0.07)

In excess of net investment income	—	—		—	—	—	(0.21)

From net realized gains	—	—		(0.36)	—	—	—

Total distributions	—	—		(0.36)	—	—	(0.28)

Net asset value, end of period	$9.06	$7.07		$7.12	$10.63	$9.05	$6.87

Total return[a]	28.15%	(0.70)%		(30.08)%	17.46%	31.73%	(26.17)%

Net assets, end of period (in 000s)	$185	$50		$8	$2	$2	$1

Ratio of net expenses to average net assets	2.10%	2.10%		1.55%	1.96%	1.89%[b]	1.85%

Ratio of net investment income (loss) to average net assets	0.52%	(0.93)%		0.97%	0.14%	0.12%[b]	(1.84)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.27%	2.41%		2.34%	2.15%	2.26%[b]	2.29%

Ratio of net investment income (loss) to average net assets	0.35%	(1.24)%		0.18%	(0.05)%	(0.25)%[b]	(2.28)%

Portfolio turnover rate	82%	104%		139%	125%	63%	154%

See page 87 for all footnotes.

86

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Commenced October 1, 1998.
e	Commenced May 1, 1998.

87

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Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs CORE International Equity Fund
6	Goldman Sachs International Equity Fund
7	Goldman Sachs European Equity Fund
9	Goldman Sachs Japanese Equity Fund
11	Goldman Sachs International Growth Opportunities Fund
13	Goldman Sachs Emerging Markets Equity Fund
15	Goldman Sachs Asia Growth Fund

18 Other Investment Practices and Securities

22 Principal Risks of the Funds

26 Fund Performance

36 Fund Fees and Expenses

40 Service Providers

49 Dividends

50 Shareholder Guide
50	How To Buy Shares
54	How to Sell Shares

59 Taxation

61 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

81 Appendix B Financial Highlights

International Equity Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database: http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

EQINTLPROSVC

Prospectus

Class A, B and C Shares

December 23, 2003

 GOLDMAN SACHS CORESM DOMESTIC EQUITY FUNDS

■ Goldman Sachs CORESM Large Cap Value Fund ■ Goldman Sachs CORESM U.S. Equity Fund ■ Goldman Sachs CORESM Large Cap Growth Fund ■ Goldman Sachs CORESM Small Cap Equity Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, and CORE Small Cap Equity Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE (“CORE”) STYLE FUNDS

GSAM’s CORE Investment Philosophy:
GSAM’s quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection
The CORE Funds use GSAM’s proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in each Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)
■	Management Impact (Are companies using capital to enhance shareholder value?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

1

II. CORE Portfolio Construction
A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund’s benchmark.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives and Strategies

Goldman Sachs CORE Large Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

Symbols:	Class A: GCVAX, Class B: GCVBX, Class C: GCVCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000®

3

Goldman Sachs CORE Large Cap Value Fund continued

Value Index. The capitalization range of the Russell 1000® Value Index is currently between $340 million and $243 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs CORE U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	Class A: GSSQX, Class B: GSSBX, Class C: GSUSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields. The Fund is not required to limit its investments to securities in the S&P 500® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

5

Goldman Sachs CORE Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

Symbols:	Class A: GLCGX, Class B: GCLCX, Class C: GLCCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. The capitalization range of the Russell 1000® Growth Index is currently between $340 million and $284 billion.

The Investment Adviser emphasizes a company’s growth prospects in analyzing equity investments to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs CORE Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

Symbols:	Class A: GCSAX, Class B: GCSBX, Class C: GCSCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $57 million and $2.3 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

7

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these tech-niques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation	CORE	CORE	CORE	CORE
on usage; limited only by the	Large Cap	U.S.	Large Cap	Small Cap
objectives and strategies of the Fund	Value	Equity	Growth	Equity
— Not permitted	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps	—	—	—	—
Cross Hedging of Currencies	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•
Equity Swaps*	15	15	15	15
Foreign Currency Transactions**	•	•	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•[2]	•[1]	•[1]
Interest Rate Caps, Floors and Collars	—	—	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10
Loan Participations	—	—	—	—
Mortgage Dollar Rolls	—	—	—	—
Options on Foreign Currencies[3]	•	•	•	•
Options on Securities and Securities Indices[4]	•	•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	—	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	—	—	—	—
Unseasoned Companies	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
[1]	The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index.
[2]	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
[3]	The Funds may purchase and sell call and put options.
[4]	The Funds may sell covered call and put options and purchase call and put options.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)

• No specific percentage limitation	CORE	CORE	CORE	CORE
on usage; limited only by the	Large Cap	U.S.	Large Cap	Small Cap
objectives and strategies of the Fund	Value	Equity	Growth	Equity
— Not permitted	Fund	Fund	Fund	Fund

Investment Securities

American and Global Depositary Receipts[5]	•	•	•	•

Asset-Backed and Mortgage-Backed Securities	—	—	—	—

Bank Obligations[6]	•	•	•	•

Convertible Securities[7]	•	•	•	•

Corporate Debt Obligations[6]	•	•	•	•

Equity Investments	80+	90+	80+	80+

Emerging Country Securities	—	—	—	—

Fixed-Income Securities[8]	20	10	20	20

Foreign Securities[9]	•	•	•	•

Foreign Government Securities	—	—	—	—

Municipal Securities	—	—	—	—

Non-Investment Grade Fixed-Income Securities	—	—	—	—

Real Estate Investment Trusts	•	•	•	•

Stripped Mortgage-Backed Securities	—	—	—	—

Structured Securities*	•	•	•	•

Temporary Investments	35	35	35	35

U.S. Government Securities[6]	•	•	•	•

Yield Curve Options and Inverse Floating Rate Securities	—	—	—	—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[5]	The Funds may not invest in European Depositary Receipts.
[6]	Limited by the amount the Fund invests in fixed-income securities and limited to cash equivalents only.
[7]	The Funds have no minimum rating criteria for convertible debt securities.
[8]	Except as noted under “Convertible Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[9]	Equity securities of foreign issuers must be traded in the United States.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	CORE	CORE	CORE	CORE
	Large Cap	U.S.	Large Cap	Small Cap
• Applicable	Value	Equity	Growth	Equity
— Not applicable	Fund	Fund	Fund	Fund

Credit/ Default	•	•	•	•

Foreign	•	•	•	•

Stock	•	•	•	•

Derivatives	•	•	•	•

Interest Rate	•	•	•	•

Management	•	•	•	•

Market	•	•	•	•

Liquidity	•	•	•	•

Investment Style	•	•	•	•

Mid Cap and Small Cap	—	—	—	•

10

PRINCIPAL RISKS OF THE FUNDS

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small and mid-capitalization stocks and REITs will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a

11

Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

13

CORE Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +13.15%. Best Quarter* Q2 ’99 +10.41% Worst Quarter* Q3 ’02 -17.08%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Class A (Inception 12/31/98)
Returns Before Taxes	-22.71%	-4.52%
Returns After Taxes on Distributions**	-23.00%	-4.97%
Returns After Taxes on Distributions and Sale of Fund Shares**	-13.93%	-3.73%
Russell 1000® Value Index***	-15.52%	-2.16%

Class B (Inception 12/31/98)
Returns Before Taxes	-22.91%	-4.42%
Russell 1000® Value Index***	-15.52%	-2.16%

Class C (Inception 12/31/98)
Returns Before Taxes	-19.63%	-3.88%
Russell 1000® Value Index***	-15.52%	-2.16%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index (inception date 1/1/99) is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

14

FUND PERFORMANCE

CORE U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +15.25%. Best Quarter* Q4 ’98 +21.44% Worst Quarter* Q3 ’02 -15.61%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 5/24/91)
Returns Before Taxes	-25.84%	-2.46%	8.10%	7.81%
Returns After Taxes on Distributions**	-25.84%	-3.55%	6.19%	6.11%
Returns After Taxes on Distributions and Sale of Fund Shares**	-15.87%	-1.83%	6.16%	6.01%
S&P 500® Index***	-22.10%	-0.59%	9.34%	9.83%

Class B (Inception 5/1/96)
Returns Before Taxes	-26.00%	-2.46%	N/A	4.28%
S&P 500® Index***	-22.10%	-0.59%	N/A	6.15%

Class C (Inception 8/15/97)
Returns Before Taxes	-22.85%	-2.06%	N/A	-1.12%
S&P 500® Index***	-22.10%	-0.59%	N/A	0.47%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

15

CORE Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +18.36%. Best Quarter* Q4 ’98 +25.47% Worst Quarter* Q1 ’01 -22.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Class A (Inception 5/1/97)
Returns Before Taxes	-31.05%	-5.67%	-1.70%
Returns After Taxes on Distributions**	-31.05%	-6.05%	-2.27%
Returns After Taxes on Distributions and Sale of Fund Shares**	-19.07%	-4.37%	-1.40%
Russell 1000® Growth Index***	-27.88%	-3.84%	0.01%

Class B (Inception 5/1/97)
Returns Before Taxes	-31.23%	-5.70%	-1.61%
Russell 1000® Growth Index***	-27.88%	-3.84%	0.01%

Class C (Inception 8/15/97)
Returns Before Taxes	-28.34%	-5.31%	-4.49%
Russell 1000® Growth Index***	-27.88%	-3.84%	-2.96%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

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FUND PERFORMANCE

CORE Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2003 was +26.72%. Best Quarter* Q4 ’01 +20.55% Worst Quarter* Q3 ’98 -24.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Class A (Inception 8/15/97)
Returns Before Taxes	-20.81%	-1.72%	-0.17%
Returns After Taxes on Distributions**	-20.81%	-2.42%	-0.87%
Returns After Taxes on Distributions and Sale of Fund Shares**	-12.78%	-1.46%	-0.24%
Russell 2000® Index***	-20.48%	-1.36%	-0.07%

Class B (Inception 8/15/97)
Returns Before Taxes	-20.91%	-1.70%	-0.03%
Russell 2000® Index***	-20.48%	-1.36%	-0.07%

Class C (Inception 8/15/97)
Returns Before Taxes	-17.63%	-1.27%	0.19%
Russell 2000® Index***	-20.48%	-1.36%	-0.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.

17

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	CORE Large Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.60%		0.60%		0.60%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.37%		0.37%		0.37%

Total Fund Operating Expenses*	1.22%		1.97%		1.97%

See page 22 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Large Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.10%	1.85%	1.85%

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FUND FEES AND EXPENSES

	CORE U.S. Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.26%		0.26%		0.26%

Total Fund Operating Expenses*	1.26%		2.01%		2.01%

See page 22 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE U.S. Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[7]	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.14%	1.89%	1.89%

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Fund Fees and Expenses continued

	CORE Large Cap Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.31%		0.31%		0.31%

Total Fund Operating Expenses*	1.31%		2.06%		2.06%

See page 22 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Large Cap Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[7]	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.21%	0.21%	0.21%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.16%	1.91%	1.91%

20

FUND FEES AND EXPENSES

	CORE Small Cap Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.42%		0.42%		0.42%

Total Fund Operating Expenses*	1.52%		2.27%		2.27%

See page 22 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Small Cap Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current expense limitations)	1.33%	2.08%	2.08%

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Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances which are described below, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2003.
[7]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.05%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.70%, respectively, of such Fund’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.

[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages (rounded) of each Fund’s average daily net assets:

Other
Fund	Expenses

CORE Large Cap Value	0.06%
CORE U.S. Equity	0.00%
CORE Large Cap Growth	0.02%
CORE Small Cap Equity	0.04%

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FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE Large Cap Value
Class A Shares	$667	$916	$1,183	$1,946
Class B Shares
– Assuming complete redemption at end of period	$700	$918	$1,262	$2,102
– Assuming no redemption	$200	$618	$1,062	$2,102
Class C Shares
– Assuming complete redemption at end of period	$300	$618	$1,062	$2,296
– Assuming no redemption	$200	$618	$1,062	$2,296

CORE U.S. Equity
Class A Shares	$671	$928	$1,204	$1,989
Class B Shares
– Assuming complete redemption at end of period	$704	$930	$1,283	$2,144
– Assuming no redemption	$204	$630	$1,083	$2,144
Class C Shares
– Assuming complete redemption at end of period	$304	$630	$1,083	$2,338
– Assuming no redemption	$204	$630	$1,083	$2,338

CORE Large Cap Growth
Class A Shares	$676	$942	$1,229	$2,042
Class B Shares
– Assuming complete redemption at end of period	$709	$946	$1,308	$2,197
– Assuming no redemption	$209	$646	$1,108	$2,197
Class C Shares
– Assuming complete redemption at end of period	$309	$646	$1,108	$2,390
– Assuming no redemption	$209	$646	$1,108	$2,390

CORE Small Cap Equity
Class A Shares	$696	$1,004	$1,333	$2,263
Class B Shares
– Assuming complete redemption at end of period	$730	$1,009	$1,415	$2,417
– Assuming no redemption	$230	$709	$1,215	$2,417
Class C Shares
– Assuming complete redemption at end of period	$330	$709	$1,215	$2,605
– Assuming no redemption	$230	$709	$1,215	$2,605

23

Fund Fees and Expenses continued

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

24

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	CORE Large Cap Value CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $337.2 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

25

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2003

CORE Large Cap Value	0.60%	0.60%

CORE U.S. Equity	0.75%	0.70%

CORE Large Cap Growth	0.75%	0.70%

CORE Small Cap Equity	0.85%	0.85%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $38 billion in equities currently under management

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Melissa Brown Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1998 1998 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

26

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Gary Chropuvka CFA, CFP Vice President	Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 2003 2003 2003 2003	Mr. Chropuvka joined the Investment Adviser in 1998 as a member of the Private Equity Partnerships team. He became a member of the Quantitative Equity team in 1999 and is responsible for the construction and trading of the portfolios.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman

27

Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

28

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

CORE Large Cap Value	Quarterly	Annually

CORE U.S. Equity	Annually	Annually

CORE Large Cap Growth	Annually	Annually

CORE Small Cap Equity	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

29

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds — (Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawers checks, cash, money orders, travelers cheques or credit card checks.
—	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

30

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent

31

purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds; or (iii) to involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV and share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

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SHAREHOLDER GUIDE

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of

33

purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In

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SHAREHOLDER GUIDE

What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;

35

■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings, plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

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SHAREHOLDER GUIDE

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

37

result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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SHAREHOLDER GUIDE

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum

39

purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery:
Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

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When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account).
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

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SHAREHOLDER GUIDE

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by domestic wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $100 or the minimum initial purchase amount (whichever is lower) as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you

43

to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional shares of the same class of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered

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SHAREHOLDER GUIDE

retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery—
Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.

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■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

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SHAREHOLDER GUIDE

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.
■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

47

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed the next business day after your selected systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by

48

SHAREHOLDER GUIDE

the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons that is in addition to the distribution and service fees described in this Prospectus in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%,

49

respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class A (applicable to Goldman Sachs International Equity Funds), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

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SHAREHOLDER GUIDE

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Fund distributions of long-term capital gains should generally qualify for the reduced rate of tax if attributable to Fund sales and exchanges occurring on or after May 6, 2003. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund’s ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends

52

TAXATION

paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

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APPENDIX A

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing,

55

marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

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APPENDIX A

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia, and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return).

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Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/ Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a

58

APPENDIX A

security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, a Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests have no minimum rating criteria. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the

59

convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation

60

APPENDIX A

of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of

61

options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

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APPENDIX A

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by

63

the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

64

APPENDIX A

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.™ The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However,

65

iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and

66

APPENDIX A

credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, a Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

67

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended August 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

CORE LARGE CAP VALUE FUND

	CORE Large Cap Value Fund— Class A Shares

					For The
					Seven-month	For The
	For the Years Ended August 31,				Period Ended	Period Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999[e]

Net asset value, beginning of period	$8.74	$10.31	$10.81	$10.55	$10.15	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.10 [c]	0.07 [c]	0.07 [c]	0.12 [c]	0.04	0.01

Net realized and unrealized gain (loss)	0.74	(1.57)	(0.42)	0.36	0.40	0.14

Total from investment operations	0.84	(1.50)	(0.35)	0.48	0.44	0.15

Distributions to shareholders

From net investment income	(0.10)	(0.07)	(0.09)	(0.10)	(0.04)	—

From net realized gains	—	—	(0.06)	(0.12)	—	—

Total distributions	(0.10)	(0.07)	(0.15)	(0.22)	(0.04)	—

Net asset value, end of period	$9.48	$8.74	$10.31	$10.81	$10.55	$10.15

Total return[a]	9.70%	(14.61)%	(3.32)%	4.68%	4.31%	1.50%

Net assets, end of period (in 000s)	$79,866	$76,472	$89,861	$100,972	$91,072	$6,665

Ratio of net expenses to average net assets	1.11%	1.11%	1.10%	1.06%	1.04%[b]	1.08%[b]

Ratio of net investment income (loss) to average net assets	1.13%	0.76%	0.64%	1.14%	0.87%[b]	1.45%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.22%	1.20%	1.17%	1.17%	1.21%[b]	8.03%[b]

Ratio of net investment income (loss) to average net assets	1.02%	0.67%	0.57%	1.03%	0.70%[b]	(5.50)%[b]

Portfolio turnover rate	102%	112%	70%	83%	36%	0%

See page 80 for all footnotes.

68

APPENDIX B

	CORE Large Cap Value Fund— Class B Shares

							For The
							Seven-month	For The
	For the Years Ended August 31,						Period Ended	Period Ended
							August 31,	January 31,
	2003	2002		2001		2000	1999	1999[e]

Net asset value, beginning of period	$8.67	$10.24		$10.75		$10.50	$10.15	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.03 [c]	—	cd	(0.01	) [c]	0.05 [c]	0.01	—

Net realized and unrealized gain (loss)	0.73	(1.56)		(0.42)		0.36	0.36	0.15

Total from investment operations	0.76	(1.56)		(0.43)		0.41	0.37	0.15

Distributions to shareholders

From net investment income	(0.03)	(0.01)		(0.02)		(0.04)	(0.02)	—

From net realized gains	—	—		(0.06)		(0.12)	—	—

Total distributions	(0.03)	(0.01)		(0.08)		(0.16)	(0.02)	—

Net asset value, end of period	$9.40	$8.67		$10.24		$10.75	$10.50	$10.15

Total return[a]	8.83%	(15.28)%		(4.08)%		3.96%	3.68%	1.50%

Net assets, end of period (in 000s)	$18,077	$18,828		$22,089		$19,069	$14,464	$340

Ratio of net expenses to average net assets	1.86%	1.86%		1.85%		1.81%	1.79%[b]	1.82%[b]

Ratio of net investment income (loss) to average net assets	0.38%	0.00%		(0.11)%		0.44%	0.05%[b]	0.84%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.97%	1.95%		1.92%		1.92%	1.96%[b]	8.77%[b]

Ratio of net investment income (loss) to average net assets	0.27%	(0.09)%		(0.18)%		0.33%	(0.12)%[b]	(6.11)%[b]

Portfolio turnover rate	102%	112%		70%		83%	36%	0%

See page 80 for all footnotes.

69

	CORE Large Cap Value Fund—Class C Shares

							For The
							Seven-month	For The
	For the Years Ended August 31,						Period Ended	Period Ended
							August 31,	January 31,
	2003	2002		2001		2000	1999	1999[e]

Net asset value, beginning of period	$8.68	$10.25		$10.76		$10.51	$10.15	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.03 [c]	—	cd	(0.01	) [c]	0.04 [c]	0.01	—

Net realized and unrealized gain (loss)	0.74	(1.56)		(0.42)		0.37	0.37	0.15

Total from investment operations	0.77	(1.56)		(0.43)		0.41	0.38	0.15

Distributions to shareholders

From net investment income	(0.03)	(0.01)		(0.02)		(0.04)	(0.02)	—

From net realized gains	—	—		(0.06)		(0.12)	—	—

Total distributions	(0.03)	(0.01)		(0.08)		(0.16)	(0.02)	—

Net asset value, end of period	$9.42	$8.68		$10.25		$10.76	$10.51	$10.15

Total return[a]	8.95%	(15.26)%		(4.07)%		3.97%	3.73%	1.50%

Net assets, end of period (in 000s)	$13,798	$12,533		$15,222		$11,178	$8,032	$268

Ratio of net expenses to average net assets	1.86%	1.86%		1.85%		1.81%	1.79%[b]	1.83%[b]

Ratio of net investment income (loss) to average net assets	0.37%	0.01%		(0.11)%		0.45%	0.09%[b]	0.70%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.97%	1.95%		1.92%		1.92%	1.96%[b]	8.78%[b]

Ratio of net investment income (loss) to average net assets	0.26%	(0.08)%		(0.18)%		0.34%	(0.08)%[b]	(6.25)%[b]

Portfolio turnover rate	102%	112%		70%		83%	36%	0%

See page 80 for all footnotes.

70

APPENDIX B

CORE U.S. EQUITY FUND

	CORE U.S. Equity Fund— Class A Shares

					For The
					Seven-month	For The
	For the Years Ended August 31,				Period Ended	Year Ended
					August 31,	August 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$20.18	$24.30	$36.77	$34.21	$32.98	$26.59

Income (loss) from investment operations

Net investment income (loss)	0.09 [c]	0.04 [c]	0.01 [c]	0.10 [c]	0.03	0.04

Net realized and unrealized gain (loss)	2.31	(4.16)	(8.96)	6.00	1.20	7.02

Total from investment operations	2.40	(4.12)	(8.95)	6.10	1.23	7.06

Distributions to shareholders

From net investment income	(0.01)	—	(0.06)	—	—	(0.03)

In excess of net investment income	—	—	—	—	—	(0.01)

From net realized gains	—	—	(3.46)	(3.54)	—	(0.63)

Total distributions	(0.01)	—	(3.52)	(3.54)	—	(0.67)

Net asset value, end of period	$22.57	$20.18	$24.30	$36.77	$34.21	$32.98

Total return[a]	11.90%	(16.95)%	(25.96)%	18.96%	3.73%	26.89%

Net assets, end of period (in 000s)	$351,673	$340,934	$471,445	$715,775	$614,310	$605,566

Ratio of net expenses to average net assets	1.15%	1.14%	1.14%	1.14%	1.14%[b]	1.23%

Ratio of net investment income (loss) to average net assets	0.44%	0.19%	0.04%	0.31%	0.15%[b]	0.15%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.26%	1.24%	1.23%	1.23%	1.24%[b]	1.36%

Ratio of net investment income (loss) to average net assets	0.33%	0.09%	(0.05)%	0.22%	0.05%[b]	0.02%

Portfolio turnover rate	74%	74%	54%	59%	42%	64%

See page 80 for all footnotes.

71

	CORE U.S. Equity Fund— Class B Shares

									For The
									Seven-month	For The
	For the Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Net asset value, beginning of period	$19.28		$23.39		$35.71		$33.56		$32.50	$26.32

Income (loss) from investment operations

Net investment income (loss)	(0.06	) [c]	(0.13	) [c]	(0.19	) [c]	(0.14	) [c]	(0.11)	(0.10)

Net realized and unrealized gain (loss)	2.20		(3.98)		(8.67)		5.83		1.17	6.91

Total from investment operations	2.14		(4.11)		(8.86)		5.69		1.06	6.81

Distributions to shareholders

From net realized gains	—		—		(3.46)		(3.54)		—	(0.63)

Total distributions	—		—		(3.46)		(3.54)		—	(0.63)

Net asset value, end of period	$21.42		$19.28		$23.39		$35.71		$33.56	$32.50

Total return[a]	11.10%		(17.57)%		(26.49)%		18.03%		3.26%	26.19%

Net assets, end of period (in 000s)	$118,993		$127,243		$184,332		$275,673		$214,087	$152,347

Ratio of net expenses to average net assets	1.90%		1.89%		1.89%		1.89%		1.89%[b]	1.85%

Ratio of net investment income (loss) to average net assets	(0.31)%		(0.57)%		(0.70)%		(0.44)%		(0.60)%[b]	(0.50)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.01%		1.99%		1.98%		1.98%		1.99%[b]	1.98%

Ratio of net investment income (loss) to average net assets	(0.42)%		(0.67)%		(0.79)%		(0.53)%		(0.70)%[b]	(0.63)%

Portfolio turnover rate	74%		74%		54%		59%		42%	64%

See page 80 for all footnotes.

72

APPENDIX B

	CORE U.S. Equity Fund— Class C Shares

									For The
									Seven-month	For The
	For the Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Net asset value, beginning of period	$19.20		$23.29		$35.59		$33.46		$32.40	$26.24

Income (loss) from investment operations

Net investment income (loss)	(0.06	) [c]	(0.12	) [c]	(0.19	) [c]	(0.13	) [c]	(0.10)	(0.10)

Net realized and unrealized gain (loss)	2.20		(3.97)		(8.65)		5.80		1.16	6.89

Total from investment operations	2.14		(4.09)		(8.84)		5.67		1.06	6.79

Distributions to shareholders

From net realized gains	—		—		(3.46)		(3.54)		—	(0.63)

Total distributions	—		—		(3.46)		(3.54)		—	(0.63)

Net asset value, end of period	$21.34		$19.20		$23.29		$35.59		$33.46	$32.40

Total return[a]	11.15%		(17.56)%		(26.53)%		18.03%		3.27%	26.19%

Net assets, end of period (in 000s)	$36,546		$36,223		$45,841		$62,820		$43,361	$26,912

Ratio of net expenses to average net assets	1.90%		1.89%		1.89%		1.89%		1.89%[b]	1.87%

Ratio of net investment income (loss) to average net assets	(0.31)%		(0.56)%		(0.70)%		(0.43)%		(0.61)%[b]	(0.53)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.01%		1.99%		1.98%		1.98%		1.99%[b]	2.00%

Ratio of net investment income (loss) to average net assets	(0.42)%		(0.66)%		(0.79)%		(0.52)%		(0.71)%[b]	(0.66)%

Portfolio turnover rate	74%		74%		54%		59%		42%	64%

See page 80 for all footnotes.

73

CORE LARGE CAP GROWTH FUND

	CORE Large Cap Growth Fund— Class A Shares

								For the
								Seven-month	For the
	For the Years Ended August 31,							Period Ended	Year Ended
								August 31,	January 31,
	2003		2002		2001		2000	1999	1999

Net asset value, beginning of period	$9.06		$11.51		$22.66		$17.02	$16.17	$11.97

Income (loss) from investment operations

Net investment income (loss)	(0.01	) [c]	(0.03	) [c]	(0.09	) [c]	0.06 [c]	(0.01)	0.01

Net realized and unrealized gain (loss)	1.28		(2.38)		(9.97)		5.67	0.86	4.19

Total from investment operations	1.27		(2.41)		(10.06)		5.73	0.85	4.20

Distributions to shareholders

From net investment income	—		—		(0.02)		—	—	—

From net realized gains	—		(0.04)		(1.07)		(0.09)	—	—

Total distributions	—		(0.04)		(1.09)		(0.09)	—	—

Net asset value, end of period	$10.33		$9.06		$11.51		$22.66	$17.02	$16.17

Total return[a]	14.02%		(21.04)%		(45.97)%		33.73%	5.26%	35.10%

Net assets, end of period (in 000s)	$127,317		$139,593		$246,785		$545,763	$300,684	$175,510

Ratio of net expenses to average net assets	1.18%		1.17%		1.16%		1.09%	1.04%[b]	0.97%

Ratio of net investment income (loss) to average net assets	(0.07)%		(0.32)%		(0.57)%		0.31%	(0.11)%[b]	0.05%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.31%		1.27%		1.24%		1.24%	1.26%[b]	1.46%

Ratio of net investment income (loss) to average net assets	(0.20)%		(0.42)%		(0.65)%		0.16%	(0.33)%[b]	(0.44)%

Portfolio turnover rate	119%		113%		68%		73%	33%	63%

See page 80 for all footnotes.

74

APPENDIX B

	CORE Large Cap Growth Fund— Class B Shares

									For the
									Seven-month	For the
	For the Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Net asset value, beginning of period	$8.72		$11.16		$22.14		$16.75		$15.98	$11.92

Income (loss) from investment operations

Net investment income (loss)	(0.07	) [c]	(0.11	) [c]	(0.20	) [c]	(0.09	) [c]	(0.07)	(0.06)

Net realized and unrealized gain (loss)	1.22		(2.29)		(9.71)		5.57		0.84	4.12

Total from investment operations	1.15		(2.40)		(9.91)		5.48		0.77	4.06

Distributions to shareholders

From net realized gains	—		(0.04)		(1.07)		(0.09)		—	—

Total distributions	—		(0.04)		(1.07)		(0.09)		—	—

Net asset value, end of period	$9.87		$8.72		$11.16		$22.14		$16.75	$15.98

Total return[a]	13.19%		(21.61)%		(46.37)%		32.78%		4.82%	34.07%

Net assets, end of period (in 000s)	$91,084		$99,959		$167,469		$338,128		$181,626	$93,711

Ratio of net expenses to average net assets	1.93%		1.92%		1.91%		1.84%		1.79%[b]	1.74%

Ratio of net investment income (loss) to average net assets	(0.82)%		(1.06)%		(1.32)%		(0.44)%		(0.87)%[b]	(0.73)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.06%		2.02%		1.99%		1.99%		2.01%[b]	2.11%

Ratio of net investment income (loss) to average net assets	(0.95)%		(1.16)%		(1.40)%		(0.59)%		1.09%[b]	(1.10)%

Portfolio turnover rate	119%		113%		68%		73%		33%	63%

See page 80 for all footnotes.

75

	CORE Large Cap Growth Fund— Class C Shares

									For the
									Seven-month	For the
	For the Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Net asset value, beginning of period	$8.72		$11.17		$22.15		$16.75		$15.99	$11.93

Income (loss) from investment operations

Net investment income (loss)	(0.07	) [c]	(0.11	) [c]	(0.20	) [c]	(0.08	) [c]	(0.07)	(0.05)

Net realized and unrealized gain (loss)	1.22		(2.30)		(9.71)		5.57		0.83	4.11

Total from investment operations	1.15		(2.41)		(9.91)		5.49		0.76	4.06

Distributions to shareholders

From net realized gains	—		(0.04)		(1.07)		(0.09)		—	—

Total distributions	—		(0.04)		(1.07)		(0.09)		—	—

Net asset value, end of period	$9.87		$8.72		$11.17		$22.15		$16.75	$15.99

Total return[a]	13.19%		(21.68)%		(46.35)%		32.84%		4.75%	34.04%

Net assets, end of period (in 000s)	$36,553		$41,627		$77,398		$154,966		$75,502	$37,081

Ratio of net expenses to average net assets	1.93%		1.92%		1.91%		1.84%		1.79%[b]	1.74%

Ratio of net investment income (loss) to average net assets	(0.82)%		(1.07)%		(1.32)%		(0.43)%		(0.87)%[b]	(0.74)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.06%		2.02%		1.99%		1.99%		2.01%[b]	2.11%

Ratio of net investment income (loss) to average net assets	(0.95)%		(1.17)%		(1.40)%		(0.58)%		(1.09)%[b]	(1.11)%

Portfolio turnover rate	119%		113%		68%		73%		33%	63%

See page 80 for all footnotes.

76

APPENDIX B

CORE SMALL CAP EQUITY FUND

	CORE Small Cap Equity Fund—Class A Shares

							For The
							Seven-month	For The
	For the Years Ended August 31,						Period Ended	Year Ended
							August 31,	January 31,
	2003	2002		2001	2000		1999	1999

Net asset value, beginning of period	$9.36	$10.59		$12.90	$10.23		$10.16	$10.59

Income (loss) from investment operations

Net investment income (loss)	0.02 [c]	—	cd	0.01 [c]	(0.03	) [c]	(0.01)	0.01

Net realized and unrealized gain (loss)	2.23	(0.83)		(1.12)	2.70		0.08	(0.43)

Total from investment operations	2.25	(0.83)		(1.11)	2.67		0.07	0.42

Distributions to shareholders

From net investment income	—	—		—	—		—	(0.01)

From net realized gains	—	0.40		(1.20)	—		—	—

Total distributions	—	(0.40)		(1.20)	—		—	(0.01)

Net asset value, end of period	$11.61	$9.36		$10.59	$12.90		$10.23	$10.16

Total return[a]	24.04%	(8.20)%		(8.64)%	26.10%		0.69%	(3.97)%

Net assets, end of period (in 000s)	$89,340	$57,014		$50,093	$54,954		$52,660	$64,087

Ratio of net expenses to average net assets	1.34%	1.34%		1.33%	1.33%		1.33%[b]	1.31%

Ratio of net investment income (loss) to average net assets	0.25%	0.01%		0.09%	(0.21)%		(0.12)%[b]	0.08%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.52%	1.58%		1.59%	1.55%		1.67%[b]	2.00%

Ratio of net investment income (loss) to average net assets	0.07%	(0.23)%		(0.17)%	(0.43)%		(0.46)%[b]	(0.61)%

Portfolio turnover rate	149%	136%		85%	135%		52%	75%

See page 80 for all footnotes.

77

	CORE Small Cap Equity Fund— Class B Shares

									For the
									Seven-month	For the
	For the Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Net asset value, beginning of period	$8.99		$10.26		$12.63		$10.09		$10.07	$10.56

Income (loss) from investment operations

Net investment income (loss)	(0.05	) [c]	(0.08	) [c]	(0.07	) [c]	(0.11	) [c]	(0.05)	(0.05)

Net realized and unrealized gain (loss)	2.12		(0.79)		(1.10)		2.65		0.07	(0.44)

Total from investment operations	2.07		(0.87)		(1.17)		2.54		0.02	(0.49)

Distributions to shareholders

From net realized gains	—		(0.40)		(1.20)		—		—	—

Total distributions	—		(0.40)		(1.20)		—		—	—

Net asset value, end of period	$11.06		$8.99		$10.26		$12.63		$10.09	$10.07

Total return[a]	23.03%		(8.88)%		(9.35)%		25.17%		0.20%	(4.64)%

Net assets, end of period (in 000s)	$19,408		$16,854		$16,125		$17,923		$13,711	$15,406

Ratio of net expenses to average net assets	2.09%		2.09%		2.08%		2.08%		2.08%[b]	2.00%

Ratio of net investment income (loss) to average net assets	(0.51)%		(0.74)%		(0.66)%		(0.96)%		(0.86)%[b]	(0.55)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.27%		2.33%		2.34%		2.30%		2.42%[b]	2.62%

Ratio of net investment income (loss) to average net assets	(0.69)%		(0.98)%		(0.92)%		(1.18)%		(1.20)%[b]	(1.17)%

Portfolio turnover rate	149%		136%		85%		135%		52%	75%

See page 80 for all footnotes.

78

APPENDIX B

	CORE Small Cap Equity Fund— Class C Shares

									For the
									Seven-month	For the
	For the Years Ended August 31,								Period Ended	Year Ended
									August 31,	January 31,
	2003		2002		2001		2000		1999	1999

Net asset value, beginning of period	$9.01		$10.29		$12.66		$10.10		$10.08	$10.57

Income (loss) from investment operations

Net investment income (loss)	(0.05	) [c]	(0.07	) [c]	(0.07	) [c]	(0.10	) [c]	(0.05)	(0.04)

Net realized and unrealized gain (loss)	2.14		(0.81)		(1.10)		2.66		0.07	(0.45)

Total from investment operations	2.09		(0.88)		(1.17)		2.56		0.02	(0.49)

Distributions to shareholders

From net realized gains	—		(0.40)		(1.20)		—		—	—

Total distributions	—		(0.40)		(1.20)		—		—	—

Net asset value, end of period	$11.10		$9.01		$10.29		$12.66		$10.10	$10.08

Total return[a]	23.09%		(8.95)%		(9.32)%		25.35%		0.20%	(4.64)%

Net assets, end of period (in 000s)	$16,463		$11,504		$8,885		$8,289		$6,274	$6,559

Ratio of net expenses to average net assets	2.09%		2.09%		2.08%		2.08%		2.08%[b]	2.01%

Ratio of net investment income (loss) to average net assets	(0.51)%		(0.74)%		(0.66)%		(0.96)%		(0.86)%[b]	(0.56)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.27%		2.33%		2.34%		2.30%		2.42%[b]	2.63%

Ratio of net investment income (loss) to average net assets	(0.69)%		(0.98)%		(0.92)%		(1.18)%		(1.20)%[b]	(1.18)%

Portfolio turnover rate	149%		136%		85%		135%		52%	75%

See page 80 for all footnotes.

79

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Less than $.005 per share.
e	Commenced December 31, 1998.

80

Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs CORE Large Cap Value Fund
5	Goldman Sachs CORE U.S. Equity Fund
6	Goldman Sachs CORE Large Cap Growth Fund
7	Goldman Sachs CORE Small Cap Equity Fund

8 Other Investment Practices and Securities

10 Principal Risks of the Funds

13 Fund Performance

18 Fund Fees and Expenses

25 Service Providers

29 Dividends

30 Shareholder Guide
30	How To Buy Shares
41	How To Sell Shares

52 Taxation

54 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

68 Appendix B Financial Highlights

CORESM Domestic Equity Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

529204

EQCOREPROABC

Prospectus

Institutional Shares

December 23, 2003

 GOLDMAN SACHS CORESM DOMESTIC EQUITY FUNDS

■ Goldman Sachs CORESM Large Cap Value Fund ■ Goldman Sachs CORESM U.S. Equity Fund ■ Goldman Sachs CORESM Large Cap Growth Fund ■ Goldman Sachs CORESM Small Cap Equity Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, and CORE Small Cap Equity Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE (“CORE”) STYLE FUNDS

GSAM’s CORE Investment Philosophy:
GSAM’s quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection
The CORE Funds use GSAM’s proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in each Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)
■	Management Impact (Are companies using capital to enhance shareholder value?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

1

II. CORE Portfolio Construction
A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund’s benchmark.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives and Strategies

Goldman Sachs CORE Large Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

Symbol:	GCVIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves

3

Goldman Sachs CORE Large Cap Value Fund continued

outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Value Index. The capitalization range of the Russell 1000® Value Index is currently between $340 million and $243 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs CORE U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbol:	GSELX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields. The Fund is not required to limit its investments to securities in the S&P 500® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

5

Goldman Sachs CORE Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

Symbol:	GCGIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. The capitalization range of the Russell 1000® Growth Index is currently between $340 million and $284 billion.

The Investment Adviser emphasizes a company’s growth prospects in analyzing equity investments to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs CORE Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

Symbol:	GCSIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $57 million and $2.3 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

7

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these tech-niques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation	CORE	CORE	CORE	CORE
on usage; limited only by the	Large Cap	U.S.	Large Cap	Small Cap
objectives and strategies of the Fund	Value	Equity	Growth	Equity
— Not permitted	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps	—	—	—	—
Cross Hedging of Currencies	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•
Equity Swaps*	15	15	15	15
Foreign Currency Transactions**	•	•	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•[2]	•[1]	•[1]
Interest Rate Caps, Floors and Collars	—	—	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10
Loan Participations	—	—	—	—
Mortgage Dollar Rolls	—	—	—	—
Options on Foreign Currencies[3]	•	•	•	•
Options on Securities and Securities Indices[4]	•	•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	—	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	—	—	—	—
Unseasoned Companies	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
[1]	The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index.
[2]	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
[3]	The Funds may purchase and sell call and put options.
[4]	The Funds may sell covered call and put options and purchase call and put options.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)

• No specific percentage limitation	CORE	CORE	CORE	CORE
on usage; limited only by the	Large Cap	U.S.	Large Cap	Small Cap
objectives and strategies of the Fund	Value	Equity	Growth	Equity
— Not permitted	Fund	Fund	Fund	Fund

Investment Securities
American and Global Depositary Receipts[5]	•	•	•	•
Asset-Backed and Mortgage-Backed Securities	—	—	—	—
Bank Obligations[6]	•	•	•	•
Convertible Securities[7]	•	•	•	•
Corporate Debt Obligations[6]	•	•	•	•
Equity Investments	80+	90+	80+	80+
Emerging Country Securities	—	—	—	—
Fixed-Income Securities[8]	20	10	20	20
Foreign Securities[9]	•	•	•	•
Foreign Government Securities	—	—	—	—
Municipal Securities	—	—	—	—
Non-Investment Grade Fixed-Income Securities	—	—	—	—
Real Estate Investment Trusts	•	•	•	•
Stripped Mortgage-Backed Securities	—	—	—	—
Structured Securities*	•	•	•	•
Temporary Investments	35	35	35	35
U.S. Government Securities[6]	•	•	•	•
Yield Curve Options and Inverse Floating Rate Securities	—	—	—	—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[5]	The Funds may not invest in European Depositary Receipts.
[6]	Limited by the amount the Fund invests in fixed-income securities and limited to cash equivalents only.
[7]	The Funds have no minimum rating criteria for convertible debt securities.
[8]	Except as noted under “Convertible Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[9]	Equity securities of foreign issuers must be traded in the United States.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insur-ance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	CORE	CORE	CORE	CORE
	Large Cap	U.S.	Large Cap	Small Cap
• Applicable	Value	Equity	Growth	Equity
— Not applicable	Fund	Fund	Fund	Fund

Credit/ Default	•	•	•	•

Foreign	•	•	•	•

Stock	•	•	•	•

Derivatives	•	•	•	•

Interest Rate	•	•	•	•

Management	•	•	•	•

Market	•	•	•	•

Liquidity	•	•	•	•

Investment Style	•	•	•	•

Mid Cap and Small Cap	—	—	—	•

10

PRINCIPAL RISKS OF THE FUNDS

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small and mid-capitalization stocks and REITs will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a

11

Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

13

CORE Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +13.50%. Best Quarter* Q2 ’99 +10.50% Worst Quarter* Q3 ’02 -17.00%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Institutional Shares (Inception 12/31/98)
Returns Before Taxes	-17.89%	-2.82%
Returns After Taxes on Distributions**	-18.33%	-3.42%
Returns After Taxes on Distributions and Sale of Fund Shares**	-10.97%	-2.47%
Russell 1000® Value Index***	-15.52%	-2.16%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index (inception date 1/1/99) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

14

FUND PERFORMANCE

CORE U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +15.56%. Best Quarter* Q4 ’98 +21.60% Worst Quarter* Q3 ’02 -15.50%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 6/15/95)
Returns Before Taxes	-21.17%	-0.92%	8.01%
Returns After Taxes on Distributions**	-21.33%	-2.13%	6.37%
Returns After Taxes on Distributions and Sale of Fund Shares**	-13.00%	-0.67%	6.40%
S&P 500® Index***	-22.10%	-0.59%	8.50%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

15

CORE Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +18.64%. Best Quarter* Q4 ’98 +25.61% Worst Quarter* Q1 ’01 -21.95%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 5/1/97)
Returns Before Taxes	-26.73%	-4.24%	-0.35%
Returns After Taxes on Distributions**	-26.73%	-4.65%	-0.97%
Returns After Taxes on Distributions and Sale of Fund Shares**	-16.41%	-3.29%	-0.35%
Russell 1000® Growth Index***	-27.88%	-3.84%	0.01%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

16

FUND PERFORMANCE

CORE Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2003 was +26.88%. Best Quarter* Q4 ’01 +20.65% Worst Quarter* Q3 ’98 -24.25%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	-15.77%	-0.17%	1.29%
Returns After Taxes on Distributions**	-15.77%	-0.92%	0.55%
Returns After Taxes on Distributions and Sale of Fund Shares**	-9.68%	-0.25%	0.91%
Russell 2000® Index***	-20.48%	-1.36%	-0.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.

17

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

	CORE	CORE	CORE	CORE
	Large Cap	U.S.	Large Cap	Small Cap
	Value	Equity	Growth	Equity
	Fund	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.60%	0.75%	0.75%	0.85%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses[3]	0.22%	0.11%	0.16%	0.27%

Total Fund Operating Expenses*	0.82%	0.86%	0.91%	1.12%

See page 19 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE	CORE	CORE	CORE
	Large Cap	U.S.	Large Cap	Small Cap
	Value	Equity	Growth	Equity
	Fund	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[2]	0.60%	0.70%	0.70%	0.85%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses[3]	0.10%	0.04%	0.06%	0.08%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.70%	0.74%	0.76%	0.93%

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FUND FEES AND EXPENSES

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.05%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.70%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages (rounded) of each Fund’s average daily net assets:

Other
Fund	Expenses

CORE Large Cap Value	0.06%
CORE U.S. Equity	0.00%
CORE Large Cap Growth	0.02%
CORE Small Cap Equity	0.04%

19

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE Large Cap Value	$84	$262	$455	$1,014

CORE U.S. Equity	$88	$274	$477	$1,061

CORE Large Cap Growth	$93	$290	$504	$1,120

CORE Small Cap Equity	$114	$356	$617	$1,363

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

20

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	CORE Large Cap Value CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $337.2 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

21

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2003

CORE Large Cap Value	0.60%	0.60%

CORE U.S. Equity	0.75%	0.70%

CORE Large Cap Growth	0.75%	0.70%

CORE Small Cap Equity	0.85%	0.85%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $38 billion in equities currently under management

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Melissa Brown Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1998 1998 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

22

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Gary Chropuvka CFA, CFP Vice President	Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 2003 2003 2003 2003	Mr. Chropuvka joined the Investment Adviser in 1998 as a member of the Private Equity Partnerships team. He became a member of the Quantitative Equity team in 1999 and is responsible for the construction and trading of the portfolios.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman

23

Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

24

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

CORE Large Cap Value	Quarterly	Annually

CORE U.S. Equity	Annually	Annually

CORE Large Cap Growth	Annually	Annually

CORE Small Cap Equity	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

25

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Goldman Sachs Trust (the “Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust. These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the

26

SHAREHOLDER GUIDE

Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

27

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

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SHAREHOLDER GUIDE

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds; or (iii) to involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

29

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before

30

SHAREHOLDER GUIDE

the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

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A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.

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SHAREHOLDER GUIDE

■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

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SHAREHOLDER GUIDE

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Fund distributions of long-term capital gains should generally qualify for the reduced rate of tax if attributable to Fund sales and exchanges occurring on or after May 6, 2003. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund’s ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends

36

TAXATION

paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

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APPENDIX A

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing,

39

marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

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APPENDIX A

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia, and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return).

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Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/ Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a

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APPENDIX A

security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, a Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests have no minimum rating criteria. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the

43

convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation

44

APPENDIX A

of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of

45

options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

46

APPENDIX A

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by

47

the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

48

APPENDIX A

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.SM The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However,

49

iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and

50

APPENDIX A

credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, a Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

51

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended August 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

CORE LARGE CAP VALUE FUND

	CORE Large Cap Value Fund— Institutional Shares

					For the
					Seven-month	For the
	For the Years Ended August 31,				Period Ended	Period Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999[d]

Net asset value, beginning of period	$8.74	$10.31	$10.82	$10.55	$10.16	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.13 [c]	0.11 [c]	0.11 [c]	0.16 [c]	0.06	0.01

Net realized and unrealized gain (loss)	0.73	(1.57)	(0.43)	0.37	0.38	0.15

Total from investment operations	0.86	(1.46)	(0.32)	0.53	0.44	0.16

Distributions to shareholders

From net investment income	(0.13)	(0.11)	(0.13)	(0.14)	(0.05)	—

From net realized gains	—	—	(0.06)	(0.12)	—	—

Total distributions	(0.13)	(0.11)	(0.19)	(0.26)	(0.05)	—

Net asset value, end of period	$9.47	$8.74	$10.31	$10.82	$10.55	$10.16

Total return[a]	10.03%	(14.25)%	(3.03)%	5.20%	4.35%	1.60%

Net assets, end of period (in 000s)	$145,059	$108,613	$132,684	$175,493	$189,540	$53,396

Ratio of net expenses to average net assets	0.71%	0.71%	0.70%	0.66%	0.64%[b]	0.66%[b]

Ratio of net investment income (loss) to average net assets	1.52%	1.15%	1.04%	1.54%	1.29%[b]	1.97%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.82%	0.80%	0.77%	0.77%	0.81%[b]	7.61%[b]

Ratio of net investment income (loss) to average net assets	1.41%	1.06%	0.97%	1.43%	1.12%[b]	(4.98)%[b]

Portfolio turnover rate	102%	112%	70%	83%	36%	0%

See page 56 for all footnotes.

52

APPENDIX B

CORE U.S. EQUITY FUND

	CORE U.S. Equity Fund— Institutional Shares

					For the
					Seven-month	For the
	For the Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$20.57	$24.68	$37.30	$34.61	$33.29	$26.79

Income (loss) from investment operations

Net investment income (loss)	0.17 [c]	0.14 [c]	0.13 [c]	0.24 [c]	0.11	0.20

Net realized and unrealized gain (loss)	2.37	(4.25)	(9.09)	6.07	1.21	7.11

Total from investment operations	2.54	(4.11)	(8.96)	6.31	1.32	7.31

Distributions to shareholders

From net investment income	(0.11)	—	(0.19)	(0.08)	—	(0.15)

In excess of net investment income	—	—	(0.01)	—	—	(0.03)

From net realized gains	—	—	(3.46)	(3.54)	—	(0.63)

Total distributions	(0.11)	—	(3.66)	(3.62)	—	(0.81)

Net asset value, end of period	$23.00	$20.57	$24.68	$37.30	$34.61	$33.29

Total return[a]	12.40%	(16.65)%	(25.66)%	19.41%	3.97%	27.65%

Net assets, end of period (in 000s)	$131,457	$163,439	$255,400	$379,172	$335,465	$307,200

Ratio of net expenses to average net assets	0.75%	0.74%	0.74%	0.74%	0.74%[b]	0.69%

Ratio of net investment income (loss) to average net assets	0.84%	0.59%	0.45%	0.71%	0.54%[b]	0.69%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.86%	0.84%	0.83%	0.83%	0.84%[b]	0.82%

Ratio of net investment income (loss) to average net assets	0.73%	0.49%	0.36%	0.62%	0.44%[b]	0.56%

Portfolio turnover rate	74%	74%	54%	59%	42%	64%

See page 56 for all footnotes.

53

    CORE LARGE CAP GROWTH FUND

	CORE Large Cap Growth Fund—Institutional Shares

						For the
						Seven-month	For the
	For the Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003	2002	2001		2000	1999	1999

Net asset value, beginning of period	$9.19	$11.63	$22.87		$17.10	$16.21	$11.97

Income (loss) from investment operations

Net investment income (loss)	0.03 [c]	0.01 [c]	(0.02	) [c]	0.13 [c]	0.03	0.02

Net realized and unrealized gain (loss)	1.30	(2.41)	(10.06)		5.73	0.86	4.23

Total from investment operations	1.33	(2.40)	(10.08)		5.86	0.89	4.25

Distributions to shareholders

From net investment income	—	—	(0.09)		—	—	—

In excess of net investment income	—	—	—		—	—	(0.01)

From net realized gains	—	(0.04)	(1.07)		(0.09)	—	—

Total distributions	—	(0.04)	(1.16)		(0.09)	—	(0.01)

Net asset value, end of period	$10.52	$9.19	$11.63		$22.87	$17.10	$16.21

Total return[a]	14.47%	(20.74)%	(45.73)%		34.34%	5.49%	35.54%

Net assets, end of period (in 000s)	$114,524	$131,590	$201,935		$322,900	$310,704	$295,734

Ratio of net expenses to average net assets	0.78%	0.77%	0.76%		0.69%	0.64%[b]	0.65%

Ratio of net investment income (loss) to average net assets	0.33%	0.08%	(0.15)%		0.65%	0.31%[b]	0.35%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.91%	0.87%	0.84%		0.84%	0.86%[b]	1.02%

Ratio of net investment income (loss) to average net assets	0.20%	(0.02)%	(0.23)%		0.50%	0.09%[b]	(0.02)%

Portfolio turnover rate	119%	113%	68%		73%	33%	63%

See page 56 for all footnotes.

54

APPENDIX B

    CORE SMALL CAP EQUITY FUND

	CORE Small Cap Equity Fund— Institutional Shares

					For the
					Seven-month	For the
	For the Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$9.51	$10.76	$13.03	$10.30	$10.20	$10.61

Income (loss) from investment operations

Net investment income (loss)	0.06 [c]	0.04 [c]	0.05 [c]	0.02 [c]	0.02	0.04

Net realized and unrealized gain (loss)	2.27	(0.85)	(1.12)	2.71	0.08	(0.43)

Total from investment operations	2.33	(0.81)	(1.07)	2.73	0.10	(0.39)

Distributions to shareholders

From net investment income	—	(0.04)	—	—	—	(0.02)

From net realized gains	—	(0.40)	(1.20)	—	—	—

Total distributions	—	(0.44)	(1.20)	—	—	(0.02)

Net asset value, end of period	$11.84	$9.51	$10.76	$13.03	$10.30	$10.20

Total return[a]	24.50%	(7.93)%	(8.28)%	26.60%	0.98%	(3.64)%

Net assets, end of period (in 000s)	$111,957	$57,683	$62,794	$86,196	$62,633	$62,763

Ratio of net expenses to average net assets	0.94%	0.94%	0.93%	0.93%	0.93%[b]	0.94%

Ratio of net investment income (loss) to average net assets	0.65%	0.39%	0.48%	0.19%	0.28%[b]	0.60%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.12%	1.18%	1.19%	1.15%	1.27%[b]	1.56%

Ratio of net investment income (loss) to average net assets	0.47%	0.15%	0.22%	(0.03)%	(0.06)%[b]	(0.02)%

Portfolio turnover rate	149%	136%	85%	135%	52%	75%

See page 56 for all footnotes.

55

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Commenced December 31, 1998.

56

Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs CORE Large Cap Value Fund
5	Goldman Sachs CORE U.S. Equity Fund
6	Goldman Sachs CORE Large Cap Growth Fund
7	Goldman Sachs CORE Small Cap Equity Fund

8 Other Investment Practices and Securities

10 Principal Risks of the Funds
13 Fund Performance

18 Fund Fees and Expenses

21 Service Providers

25 Dividends

26 Shareholder Guide
26	How To Buy Shares
31	How To Sell Shares

36 Taxation

38 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

52 Appendix B Financial Highlights

CORESM Domestic Equity Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

EQCOREPROINS

Prospectus

Service
Shares

December 23, 2003

 GOLDMAN SACHS CORESM DOMESTIC EQUITY FUNDS

■ Goldman Sachs CORESM Large Cap Value Fund ■ Goldman Sachs CORESM U.S. Equity Fund ■ Goldman Sachs CORESM Large Cap Growth Fund ■ Goldman Sachs CORESM Small Cap Equity Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, and CORE Small Cap Equity Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE (“CORE”) STYLE FUNDS

GSAM’s CORE Investment Philosophy:
GSAM’s quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection
The CORE Funds use GSAM’s proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in each Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)
■	Management Impact (Are companies using capital to enhance shareholder value?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

1

II. CORE Portfolio Construction
A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund’s benchmark.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives and Strategies

Goldman Sachs CORE Large Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

Symbol:	GCLSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000®

3

Goldman Sachs CORE Large Cap Value Fund continued

Value Index. The capitalization range of the Russell 1000® Value Index is currently between $340 million and $243 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs CORE U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbol:	GSESX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields. The Fund is not required to limit its investments to securities in the S&P 500® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

5

Goldman Sachs CORE Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

Symbol:	GSCLX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. The capitalization range of the Russell 1000® Growth Index is currently between $340 million and $284 billion.

The Investment Adviser emphasizes a company’s growth prospects in analyzing equity investments to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs CORE Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

Symbol:	GCSSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $57 million and $2.3 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

7

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation	CORE	CORE	CORE	CORE
on usage; limited only by the	Large Cap	U.S.	Large Cap	Small Cap
objectives and strategies of the Fund	Value	Equity	Growth	Equity
— Not permitted	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps	—	—	—	—
Cross Hedging of Currencies	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•
Equity Swaps*	15	15	15	15
Foreign Currency Transactions**	•	•	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•[2]	•[1]	•[1]
Interest Rate Caps, Floors and Collars	—	—	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10
Loan Participations	—	—	—	—
Mortgage Dollar Rolls	—	—	—	—
Options on Foreign Currencies[3]	•	•	•	•
Options on Securities and Securities Indices[4]	•	•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	—	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	—	—	—	—
Unseasoned Companies	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
[1]	The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index.
[2]	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
[3]	The Funds may purchase and sell call and put options.
[4]	The Funds may sell covered call and put options and purchase call and put options.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)

• No specific percentage limitation	CORE	CORE	CORE	CORE
on usage; limited only by the	Large Cap	U.S.	Large Cap	Small Cap
objectives and strategies of the Fund	Value	Equity	Growth	Equity
— Not permitted	Fund	Fund	Fund	Fund

Investment Securities

American and Global Depositary Receipts[5]	•	•	•	•

Asset-Backed and Mortgage-Backed Securities	—	—	—	—

Bank Obligations[6]	•	•	•	•

Convertible Securities[7]	•	•	•	•

Corporate Debt Obligations[6]	•	•	•	•

Equity Investments	80+	90+	80+	80+

Emerging Country Securities	—	—	—	—

Fixed-Income Securities[8]	20	10	20	20

Foreign Securities[9]	•	•	•	•

Foreign Government Securities	—	—	—	—

Municipal Securities	—	—	—	—

Non-Investment Grade Fixed-Income Securities	—	—	—	—

Real Estate Investment Trusts	•	•	•	•

Stripped Mortgage-Backed Securities	—	—	—	—

Structured Securities*	•	•	•	•

Temporary Investments	35	35	35	35

U.S. Government Securities[6]	•	•	•	•

Yield Curve Options and Inverse Floating Rate Securities	—	—	—	—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[5]	The Funds may not invest in European Depositary Receipts.
[6]	Limited by the amount the Fund invests in fixed-income securities and limited to cash equivalents only.
[7]	The Funds have no minimum rating criteria for convertible debt securities.
[8]	Except as noted under “Convertible Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[9]	Equity securities of foreign issuers must be traded in the United States.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	CORE	CORE	CORE	CORE
	Large Cap	U.S.	Large Cap	Small Cap
• Applicable	Value	Equity	Growth	Equity
— Not applicable	Fund	Fund	Fund	Fund

Credit/Default	•	•	•	•

Foreign	•	•	•	•

Stock	•	•	•	•

Derivatives	•	•	•	•

Interest Rate	•	•	•	•

Management	•	•	•	•

Market	•	•	•	•

Liquidity	•	•	•	•

Investment Style	•	•	•	•

Mid Cap and Small Cap	—	—	—	•

10

PRINCIPAL RISKS OF THE FUNDS

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small and mid-capitalization stocks and REITs will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a

11

Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

13

CORE Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +13.16%. Best Quarter* Q2 ’99 +10.38% Worst Quarter* Q3 ’02 -17.09%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	Since Inception

Service Shares (Inception 12/31/98)
Returns Before Taxes	-18.29%	-3.27%
Returns After Taxes on Distributions**	-18.49%	-3.66%
Returns After Taxes on Distributions and Sale of Fund Shares**	-11.22%	-2.73%
Russell 1000® Value Index***	-15.52%	-2.16%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index (inception date 1/1/99) is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

14

FUND PERFORMANCE

CORE U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +15.15%. Best Quarter* Q4 ’98 +21.46% Worst Quarter* Q3 ’02 -15.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 6/7/96)
Returns Before Taxes	-21.57%	-1.43%	4.60%
Returns After Taxes on Distributions**	-21.57%	-2.54%	3.08%
Returns After Taxes on Distributions and Sale of Fund Shares**	-13.25%	-1.01%	3.65%
S&P 500® Index***	-22.10%	-0.59%	5.73%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

15

CORE Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +18.26%. Best Quarter* Q4 ’98 +25.52% Worst Quarter* Q1 ’01 -22.07%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 5/1/97)
Returns Before Taxes	-27.18%	-4.72%	-0.86%
Returns After Taxes on Distributions**	-27.18%	-5.09%	-1.43%
Returns After Taxes on Distributions and Sale of Fund Shares**	-16.69%	-3.65%	-0.73%
Russell 1000® Growth Index***	-27.88%	-3.84%	0.01%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index, an unmanaged index, is a market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

16

FUND PERFORMANCE

CORE Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2003 was +26.53%. Best Quarter* Q4 ’01 +20.63% Worst Quarter* Q3 ’98 -24.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2002	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	-16.17%	-0.66%	0.81%
Returns After Taxes on Distributions**	-16.17%	-1.38%	0.10%
Returns After Taxes on Distributions and Sale of Fund Shares**	-9.93%	-0.62%	0.54%
Russell 2000® Index***	-20.48%	-1.36%	-0.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.

17

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	CORE	CORE	CORE	CORE
	Large Cap	U.S.	Large Cap	Small Cap
	Value	Equity	Growth	Equity
	Fund	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.60%	0.75%	0.75%	0.85%
Other Expenses	0.72%	0.61%	0.66%	0.77%
Service Fees[3]	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%
All Other Expenses[4]	0.22%	0.11%	0.16%	0.27%

Total Fund Operating Expenses*	1.32%	1.36%	1.41%	1.62%

See page 19 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE	CORE	CORE	CORE
	Large Cap	U.S.	Large Cap	Small Cap
	Value	Equity	Growth	Equity
	Fund	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[2]	0.60%	0.70%	0.70%	0.85%

Other Expenses	0.60%	0.54%	0.56%	0.58%
Service Fees[3]	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%
All Other Expenses[4]	0.10%	0.04%	0.06%	0.08%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.20%	1.24%	1.26%	1.43%

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FUND FEES AND EXPENSES

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.05%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.70%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages (rounded) of each Fund’s average daily net assets:

Other
Fund	Expenses

CORE Large Cap Value	0.06%
CORE U.S. Equity	0.00%
CORE Large Cap Growth	0.02%
CORE Small Cap Equity	0.04%

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Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE Large Cap Value	$134	$418	$723	$1,590

CORE U.S. Equity	$138	$431	$745	$1,635

CORE Large Cap Growth	$144	$446	$771	$1,691

CORE Small Cap Equity	$165	$511	$881	$1,922

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

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Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	CORE Large Cap Value CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $337.2 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

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MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2003

CORE Large Cap Value	0.60%	0.60%

CORE U.S. Equity	0.75%	0.70%

CORE Large Cap Growth	0.75%	0.70%

CORE Small Cap Equity	0.85%	0.85%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $38 billion in equities currently under management

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Melissa Brown Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1998 1998 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

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SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Gary Chropuvka CFA, CFP Vice President	Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 2003 2003 2003 2003	Mr. Chropuvka joined the Investment Adviser in 1998 as a member of the Private Equity Partnerships team. He became a member of the Quantitative Equity team in 1999 and is responsible for the construction and trading of the portfolios.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in

23

which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

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Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

CORE Large Cap Value	Quarterly	Annually

CORE U.S. Equity	Annually	Annually

CORE Large Cap Growth	Annually	Annually

CORE Small Cap Equity	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers

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SHAREHOLDER GUIDE

■	Acting as liaison between the Service Organization’s customers and the Goldman Sachs Trust (the “Trust”)
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and

27

are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds; or (iii) to involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an

28

SHAREHOLDER GUIDE

investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

29

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide

30

SHAREHOLDER GUIDE

a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

31

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

32

SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

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■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Fund distributions of long-term capital gains should generally qualify for the reduced rate of tax if attributable to Fund sales and exchanges occurring on or after May 6, 2003. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund’s ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends

35

paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

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The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing,

38

APPENDIX A

marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

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Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia, and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return).

40

APPENDIX A

Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a

41

security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, a Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests have no minimum rating criteria. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the

42

APPENDIX A

convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation

43

of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of

44

APPENDIX A

options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

45

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by

46

APPENDIX A

the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

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Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.TM The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However,

48

APPENDIX A

iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and

49

credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, a Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

50

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended August 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

CORE LARGE CAP VALUE FUND

	CORE Large Cap Value Fund—Service Shares

					For the
					Seven-Month	For the
	For the Year Ended August 31,				Period Ended	Period Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999[e]

Net asset value, beginning of period	$8.74	$10.31	$10.81	$10.55	$10.16	$10.00

Income (loss) from investment operations

Net investment income (loss)	0.09 [c]	0.07 [c]	0.06 [c]	0.11 [c]	0.02	0.02

Net realized and unrealized gain (loss)	0.74	(1.58)	(0.42)	0.36	0.40	0.14

Total from investment operations	0.83	(1.51)	(0.36)	0.47	0.42	0.16

Distributions to shareholders

From net investment income	(0.07)	(0.06)	(0.08)	(0.09)	(0.03)	—

From net realized gains	—	—	(0.06)	(0.12)	—	—

Total distributions	(0.07)	(0.06)	(0.14)	(0.21)	(0.03)	—

Net asset value, end of period	$9.50	$8.74	$10.31	$10.81	$10.55	$10.16

Total return[a]	9.58%	(14.70)%	(3.43)%	4.60%	4.11%	1.60%

Net assets, end of period (in 000s)	$327	$281	$56	$12	$13	$2

Ratio of net expenses to average net assets	1.21%	1.21%	1.20%	1.16%	1.14%[b]	1.16%[b]

Ratio of net investment income (loss) to average net assets	1.02%	0.72%	0.52%	1.07%	0.72%[b]	2.17%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.32%	1.30%	1.27%	1.27%	1.31%[b]	8.11%[b]

Ratio of net investment income (loss) to average net assets	0.91%	0.63%	0.45%	0.96%	0.55%[b]	(4.78)%[b]

Portfolio turnover rate	102%	112%	70%	83%	36%	0%

See page 55 for all footnotes.

51

CORE U.S. EQUITY FUND

	CORE U.S. Equity Fund—Service Shares

					For the
					Seven-Month	For the
	For the Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of period	$20.03	$24.15	$36.54	$34.05	$32.85	$26.53

Income (loss) from investment operations

Net investment income (loss)	0.07 [c]	0.02 [c]	(0.01)[c]	0.07 [c]	0.01	0.06

Net realized and unrealized gain (loss)	2.30	(4.14)	(8.91)	5.96	1.19	7.01

Total from investment operations	2.37	(4.12)	(8.92)	6.03	1.20	7.07

Distributions to shareholders

From net investment income	—	—	(0.01)	—	—	(0.10)

In excess of net investment income	—	—	—	—	—	(0.02)

From net realized gains	—	—	(3.46)	(3.54)	—	(0.63)

Total distributions	—	—	(3.47)	(3.54)	—	(0.75)

Net asset value, end of period	$22.40	$20.03	$24.15	$36.54	$34.05	$32.85

Total return[a]	11.83%	(17.06)%	(26.02)%	18.83%	3.65%	27.00%

Net assets, end of period (in 000s)	$7,717	$6,484	$8,319	$11,879	$11,204	$11,600

Ratio of net expenses to average net assets	1.25%	1.24%	1.24%	1.24%	1.24%[b]	1.19%

Ratio of net investment income (loss) to average net assets	0.34%	0.09%	(0.05)%	0.19%	0.06%[b]	0.19%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.36%	1.34%	1.33%	1.33%	1.34%[b]	1.32%

Ratio of net investment income (loss) to average net assets	0.23%	(0.01)%	(0.14)%	0.10%	(0.04)%[b]	0.06%

Portfolio turnover rate	74%	74%	54%	59%	42%	64%

See page 55 for all footnotes.

52

APPENDIX B

CORE LARGE CAP GROWTH FUND

	CORE Large Cap Growth Fund—Service Shares

					For the
					Seven-Month	For the
	For the Years Ended August 31,				Period Ended	Year Ended
					August 31,	January 31,
	2003	2002	2001	2000	1999	1999

Net asset value, beginning of year	$9.01	$11.45	$22.55	$16.95	$16.11	$11.95

Income (loss) from investment operations

Net investment income (loss)	(0.02)[c]	(0.04)[c]	(0.10)[c]	0.03 [c]	(0.02)	(0.01)

Net realized and unrealized gain (loss)	1.27	(2.36)	(9.93)	5.66	0.86	4.17

Total from investment operations	1.25	(2.40)	(10.03)	5.69	0.84	4.16

Distributions to shareholders

From net realized gains	—	(0.04)	(1.07)	(0.09)	—	—

Total distributions	—	(0.04)	(1.07)	(0.09)	—	—

Net asset value, end of period	$10.26	$9.01	$11.45	$22.55	$16.95	$16.11

Total return[a]	13.87%	(21.06)%	(46.05)%	33.64%	5.21%	34.85%

Net assets, end of period (in 000s)	$410	$409	$1,316	$3,879	$2,510	$1,663

Ratio of net expenses to average net assets	1.28%	1.27%	1.26%	1.19%	1.14%[b]	1.15%

Ratio of net investment income (loss) to average net assets	(0.17)%	(0.41)%	(0.68)%	0.15%	(0.21)%[b]	(0.16)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.41%	1.37%	1.34%	1.34%	1.36%[b]	1.52%

Ratio of net investment income (loss) to average net assets	(0.30)%	(0.51)%	(0.76)%	—	(0.43)%[b]	(0.53)%

Portfolio turnover rate	119%	113%	68%	73%	33%	63%

See page 55 for all footnotes.

53

CORE SMALL CAP EQUITY FUND

	CORE Small Cap Equity Fund—Service Shares

						For the
						Seven-Month	For the
	For the Years Ended August 31,					Period Ended	Year Ended
						August 31,	January 31,
	2003	2002	2001		2000	1999	1999

Net asset value, beginning of period	$9.30	$10.55	$12.87		$10.22	$10.16	$10.60

Income (loss) from investment operations

Net investment income (loss)	0.01 [c]	0.01 [c]	—	cd	(0.04)[c]	(0.01)	0.01

Net realized and unrealized gain (loss)	2.22	(0.84)	(1.12)		2.69	0.07	(0.44)

Total from investment operations	2.23	(0.83)	(1.12)		2.65	0.06	(0.43)

Distributions to shareholders

From net investment income	—	(0.02)	—		—	—	(0.01)

From net realized gains	—	(0.40)	(1.20)		—	—	—

Total distributions	—	(0.42)	(1.20)		—	—	(0.01)

Net asset value, end of period	$11.53	$9.30	$10.55		$12.87	$10.22	$10.16

Total return[a]	23.87%	(8.27)%	(8.75)%		25.93%	0.59%	(4.07)%

Net assets, end of period (in 000s)	$40,775	$28,999	$201		$63	$64	$54

Ratio of net expenses to average net assets	1.44%	1.44%	1.43%		1.43%	1.43%[b]	1.44%

Ratio of net investment income (loss) to average net assets	0.15%	0.15%	0.03%		(0.30)%	(0.22)%[b]	0.01%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.62%	1.68%	1.69%		1.65%	1.77%[b]	2.06%

Ratio of net investment income (loss) to average net assets	(0.03)%	(0.09)%	(0.23)%		(0.52)%	(0.56)%[b]	(0.61)%

Portfolio turnover rate	149%	136%	85%		135%	52%	75%

See page 55 for all footnotes.

54

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Less than $.005 per share.
e	Commenced December 31, 1998

55

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Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs CORE Large Cap Value Fund
5	Goldman Sachs CORE U.S. Equity Fund
6	Goldman Sachs CORE Large Cap Growth Fund
7	Goldman Sachs CORE Small Cap Equity Fund

8 Other Investment Practices and Securities

10 Principal Risks of the Funds

13 Fund Performance

18 Fund Fees and Expenses

21 Service Providers

25 Dividends

26 Shareholder Guide
26	How To Buy Shares
30	How To Sell Shares

35 Taxation

37 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

51 Appendix B Financial Highlights

CORESM Domestic Equity Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

EQCOREPROSVC

PART B
STATEMENT OF ADDITIONAL INFORMATION
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
SERVICE SHARES
INSTITUTIONAL SHARES

GOLDMAN SACHS BALANCED FUND
GOLDMAN SACHS GROWTH AND INCOME FUND
GOLDMAN SACHS CORESM LARGE CAP VALUE FUND
GOLDMAN SACHS CORESM U.S. EQUITY FUND
GOLDMAN SACHS CORESM LARGE CAP GROWTH FUND
GOLDMAN SACHS CORESM SMALL CAP EQUITY FUND
GOLDMAN SACHS CORESM INTERNATIONAL EQUITY FUND
GOLDMAN SACHS CAPITAL GROWTH FUND
GOLDMAN SACHS STRATEGIC GROWTH FUND
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
GOLDMAN SACHS MID CAP VALUE FUND
GOLDMAN SACHS SMALL CAP VALUE FUND
GOLDMAN SACHS LARGE CAP VALUE FUND
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
GOLDMAN SACHS EUROPEAN EQUITY FUND
GOLDMAN SACHS JAPANESE EQUITY FUND
GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
GOLDMAN SACHS ASIA GROWTH FUND
GOLDMAN SACHS RESEARCH SELECT FUNDSM
GOLDMAN SACHS CONCENTRATED GROWTH FUND

(Equity Portfolios of Goldman Sachs Trust)

4900 Sears Tower
Chicago, Illinois 60606-6303

     This Statement of Additional Information (the “Additional Statement”) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Research Select

Fund and Goldman Sachs Concentrated Growth Fund dated December 23, 2003 (the “Prospectuses”), as they may be further amended and/or supplemented from time to time, which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers.

     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent auditors, for each Fund contained in each Fund’s 2003 annual report are incorporated herein by reference in the section “Financial Statements.” No other portions of each Fund’s Annual Report are incorporated by reference.

     CORESM and Research SelectSM are service marks of Goldman, Sachs & Co.

     GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this Additional Statement is December 23, 2003.

GOLDMAN SACHS ASSET	GOLDMAN SACHS ASSET
MANAGEMENT, L.P.	MANAGEMENT INTERNATIONAL
Investment Adviser to:	Investment Adviser to:
Goldman Sachs Balanced Fund	Goldman Sachs International Equity Fund
Goldman Sachs Growth and Income Fund	Goldman Sachs European Equity Fund
Goldman Sachs CORE Large Cap Value Fund	Goldman Sachs Japanese Equity Fund
Goldman Sachs CORE U.S. Equity Fund	Goldman Sachs International Growth Opportunities Fund
Goldman Sachs CORE Large Cap Growth Fund	Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs CORE Small Cap Equity Fund	Goldman Sachs Asia Growth Fund
Goldman Sachs CORE International Equity Fund	Christchurch Court
Goldman Sachs Capital Growth Fund	10-15 Newgate Street
Goldman Sachs Strategic Growth Fund	London, England EC1A7HD
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Research Select Fund
Goldman Sachs Concentrated Growth Fund
32 Old Slip
New York, New York 10005

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

Toll free (in U.S.) . . . 800-621-2550

INTRODUCTION

     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional Statement: Goldman Sachs Balanced Fund (“Balanced Fund”), Goldman Sachs Growth and Income Fund (“Growth and Income Fund”), Goldman Sachs CORE Large Cap Value Fund (“CORE Large Cap Value Fund”), Goldman Sachs CORE U.S. Equity Fund (“CORE U.S. Equity Fund”), Goldman Sachs CORE Large Cap Growth Fund (“CORE Large Cap Growth Fund”), Goldman Sachs CORE Small Cap Equity Fund (“CORE Small Cap Equity Fund”), Goldman Sachs CORE International Equity Fund (“CORE International Equity Fund”), Goldman Sachs Capital Growth Fund (“Capital Growth Fund”), Goldman Sachs Strategic Growth Fund (“Strategic Growth Fund”), Goldman Sachs Growth Opportunities Fund (“Growth Opportunities Fund”), Goldman Sachs Mid Cap Value Fund (“Mid Cap Value Fund”) (formerly known as “Mid Cap Equity Fund”), Goldman Sachs Small Cap Value Fund (“Small Cap Value Fund”), Goldman Sachs Large Cap Value Fund (“Large Cap Value Fund”), Goldman Sachs International Equity Fund (“International Equity Fund”), Goldman Sachs European Equity Fund (“European Equity Fund”), Goldman Sachs Japanese Equity Fund (“Japanese Equity Fund”), Goldman Sachs International Growth Opportunities Fund (“International Growth Opportunities Fund”), Goldman Sachs Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), Goldman Sachs Asia Growth Fund (“Asia Growth Fund”), Goldman Sachs Research Select Fund (“Research Select Fund”) and Goldman Sachs Concentrated Growth Fund (“Concentrated Growth Fund”) (collectively referred to herein as the “Funds”).

     The Funds, except the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth Fund, Growth Opportunities, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities, Research Select and Concentrated Growth Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware statutory trust as of April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See “Shares of the Trust.”

     Goldman Sachs Asset Management, L.P. (“GSAM”) (formerly, Goldman Sachs Funds Management, L.P.), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as the Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds. Goldman Sachs Asset Management International (“GSAMI”), serves as the Investment Adviser to the International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. GSAM and GSAMI are sometimes individually referred to as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. Each Fund’s custodian is State Street Bank and Trust Company (“State Street”).

     The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the

Funds’ investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund, except the Concentrated Growth Fund, is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The Concentrated Growth Fund is a non-diversified, open-end management company (as defined in the Act). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, Emerging Markets Equity and Asia Growth Funds, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings (measured at the time of purchase) or total assets (not including securities lending collateral and any investment of that collateral) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

     Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

     The following discussion supplements the information in the Funds’ Prospectuses.

General Information Regarding The Funds

     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in a Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.

     Value Style Funds. The Growth and Income, Mid Cap Value, Small Cap Value, Large Cap Value Funds, a portion of the Research Select Fund and a portion of the equity portion of the Balanced

Fund are managed using a value oriented approach. (The Research Select Fund and the equity portion of the Balanced Fund utilizes a blend of value and growth investment styles. See “Growth Style Funds” below). The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

     Growth Style Funds. The Capital Growth, Strategic Growth, Growth Opportunities and Concentrated Growth Funds, a portion of the Research Select Fund and a portion of the equity portion of the Balanced Fund are managed using a growth equity oriented approach. Equity investments for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser’s opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security’s prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; established brand name; long product life cycle; enduring competitive advantages; effective research, product development, and marketing; pricing power; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

     Quantitative Style Funds. CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the “CORE Equity Funds”) are managed using both quantitative and fundamental techniques. CORE is an acronym for “Computer-Optimized, Research-Enhanced,” which reflects the CORE Funds’ investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, and CORE Small Cap Equity Funds (the “CORE U.S. Equity Funds”), and a broad universe of foreign equity investments for CORE International Equity Fund. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the “Multifactor Model”) to forecast the returns of different markets, currencies and individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the “Research Department”), a rating is assigned based upon the Research Department’s evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity investments based on research ratings obtained from other industry sources.

     In building a diversified portfolio for each CORE Equity Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each CORE Fund’s benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund’s benchmark.

     Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund’s portfolio. The CORE International Equity Fund uses several Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and seven separate regional models to forecast individual equity security returns in 21 different countries. Despite this variety, all Multifactor Models incorporate common variables including measures of valuation, momentum, and fundamental research (e.g., book/price ratio, price momentum, earnings forecast revisions ratio). In the case of models for the CORE International Equity Fund, additional variables include measures of volatility, indicators of currency demand, and economic growth, among others. All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

     The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that considers each factor’s historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Other Information. Since normal settlement for equity investments is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund’s net assets. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500™ Index and the CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund’s effective equity exposure close to 100%. CORE International Equity Fund may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     Actively Managed International Funds. The International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments for these Funds are evaluated based on three key factors—the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser’s opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

Additional Information About the Balanced Fund

     The investment objective of the Balanced Fund is to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds).

     The Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor’s goals. The Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. The Balanced Fund offers a portfolio of equity and fixed-income securities intended to provide less volatility than a portfolio completely invested in equity investments and greater diversification than a portfolio invested in only one asset class. The Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity investments.

     Fixed-Income Strategies Designed to Maximize Return and Manage Risk. GSAM’s approach to managing the fixed-income portion of the Balanced Fund’s portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index (the “Index”), while also seeking to provide high current income. This approach emphasizes (i) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (ii) individual security selection based on identifying relative value (fixed-income securities inexpensive relative to others in their sector); and (iii) to a lesser extent, strategies based on GSAM’s expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”) (if a Moody’s rating is unavailable, the comparable Standard & Poor’s rating is used). The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $150 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

     GSAM seeks to manage fixed-income portfolio risk in a number of ways. These include diversifying the fixed-income portion of the Balanced Fund’s portfolio among various types of fixed-income securities and utilizing sophisticated quantitative models to understand how the fixed-income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund’s portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed-income securities for the Fund’s portfolio. GSAM’s fixed-income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser’s target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     Market Sector Selection. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     Issuer Selection. Issuer selection is the purchase and sale of corporate securities based on a corporation’s current and expected credit standing (within the constraints imposed by the Balanced Fund’s minimum credit quality requirements). This strategy focuses on four types of corporate issuers. Selection of securities from the first type of issuers – those with low but stable credit – is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers – those with low and intermediate but improving credit quality – is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation is expected to occur relative to alternative securities as credit quality improves, the credit ratings of nationally recognized statistical ratings organizations are upgraded, and credit spreads narrow. Securities from the third type of issuers – issuers with deteriorating credit quality – will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

     Yield Curve Strategy. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a “barbell” strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a “bullet” strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a “neutral yield curve” strategy in which the maturity distribution mirrors that of a benchmark.

Additional Information About the International Equity Fund

     The International Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments of companies that are organized outside the United States or whose securities are principally traded outside the United States.

The International Equity Fund’s Investment Adviser believes that outperformance is generated by a long-term focus on quality companies with quality managements that trade at attractive valuations.

Bottom-up, fundamental research is carried out by both the Investment Adviser’s five senior portfolio managers and its 80+ research analysts based in London, Singapore, Tokyo, New York and Tampa. These research analysts are organized into five global sector research teams – Consumer, Health Sciences, Financials, Industrials and Technology/Telecoms. The Investment Adviser’s global research platform also includes a ‘Specialist’ team that focuses on the small and mid-cap segments of each market. The rigorous investment criteria employed by the research analysts are designed to capture the quality of business, quality of management and valuation of the companies within the international equity universe.

Stock selection. The portfolio management team evaluates ideas with the global research analysts through formal weekly conference calls, regular visits to the Investment Adviser’s regional offices and regular ad hoc communication. These forums allow the portfolio managers to cross-examine the research analysts, question their assumptions, ensure issues have been raised, and offer counter-perspectives to their investment recommendations. After all questions arising from these discussions have been answered, primary stock selection is carried out by the International Equity portfolio managers, who assess each stock by balancing views of the global sector teams with their own before making a cross-border and cross-sector assessment of each company.

Portfolio construction is carried out by the Investment Adviser’s dedicated Portfolio Construction Team, which sizes each position based on the International Equity Portfolio Managers’ conviction in each stock and the position’s desired impact on portfolio risk. The Portfolio Managers work closely with the Portfolio Construction Team to position the research ideas in the International Equity Fund and cross-check positioning across all of the regional and sector flagship portfolios to ensure that investment themes are implemented consistently.

GSAMI’s currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

The members of GSAMI’s International Equity team bring together years of experience in analyzing and investing in companies globally. Global research analysts have a local presence around the world that facilitates interaction with companies and enhances knowledge of local trends. Moreover, the ability of the Portfolio Managers to leverage the views of GSAMI’s Corporate Credit and Currency Teams results in a deeper understanding of companies and industries and provides independent checks on our research views.

Additional Information About the Research Select Fund

     The Research Select Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by the Investment Adviser to be positioned for long-term growth or are positioned as value opportunities which, in the Investment Adviser’s view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

     The Fund may invest in securities of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities (including the securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

     In managing the Fund, the Investment Adviser uses both value and growth investment styles as described above. A committee of portfolio managers representing the Investment Adviser’s value and growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Fund. The Investment Adviser will rely on research generated by the portfolio managers/analysts that comprise the Investment Adviser’s value and growth investment teams. Under normal circumstances, the Fund expects its portfolio to be approximately balanced between value and growth opportunities. The Fund will be re-balanced annually or more frequently as opportunities arise.

Corporate Debt Obligations

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Research Select Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund’s net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Research Select Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

U.S. Government Securities

     Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consist of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Bank Obligations

     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds

     Each Fund’s investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.

Variable and Floating Rate Securities

     The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts and Trust Certificates

     Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Municipal Securities

     The Balanced Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

     Dividends paid by the Funds from any tax-exempt interest they may receive will not be tax-exempt.

Mortgage-Backed Securities

     General Characteristics. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund’s investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and a Fund’s liquidity and value.

     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA Loans”), or guaranteed by the Veterans Administration (“VA Loans”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provided that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. Each Pool consists of residential mortgage loans (“Mortgage Loans”) either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities and sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. The Balanced Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-

backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Inverse Floating Rate Securities

     The Balanced Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s 15% limitation on investments in such securities.

Asset-Backed Securities

     Each Fund (except the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds) may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

Loan Participations

     The Balanced Fund may invest in loan participations. Such loans must be to issuers in whose obligations Balanced Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the Balanced Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Balanced Fund acts as co-lender in connection with a participation interest or when the Balanced Fund acquires certain participation interests, the Balanced Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Balanced Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Balanced Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Balanced Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Balanced Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Balanced Fund will normally be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the Balanced Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Balanced Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Balanced Fund and the borrower will be deemed issuers of a loan participation.

Futures Contracts and Options on Futures Contracts

     Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

     Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.

     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. As another example, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark. The Balanced Fund may also use futures contracts to manage the term structure and duration of its fixed-income securities holdings in accordance with that Fund’s investment objective and policies.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the CORE Large Cap Value, CORE U.S. Equity, the CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is

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exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices

     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

     In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by owning offsetting options as described above.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.

     Yield Curve Options. The Balanced Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     The Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Balanced Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of such Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.

     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts

     Each Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights

     Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities

     Each Fund may invest in securities of foreign issuers. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities and Concentrated Growth Funds may invest in the aggregate up to 20%, 25%, 10%, 10%, 10% and 10%, respectively, of their total assets (not including securities lending collateral and any investment of that collateral) in foreign securities. The Mid Cap Value, Small Cap Value and Large Cap Value Funds may invest in the aggregate up to 25% of their respective net assets plus any borrowings (measured at the time of purchase) in foreign securities. The Research Select Fund may invest up to 20% of its net assets plus any borrowings (measured at the time of purchase) in securities of foreign issuers. The CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds will invest primarily in foreign securities under normal circumstances. With respect to the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds, equity securities of foreign issuers must be traded in the United States.

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Balanced, Growth and Income, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Asia Growth and Emerging Markets Equity, Research Select and Concentrated Growth Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and (except for CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, each Fund (except the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets, including Asia and Eastern Europe,” below.

     Investing in Emerging Countries, including Asia and Eastern Europe. CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Research Select and Concentrated Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.

     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly trade securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country markets may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

     Certain Funds may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Investing in Japan. The Japanese Equity Fund invests primarily in Japanese companies. Japan’s economy, the second largest in the developed world, grew substantially after World War II. The boom in Japan’s equity and property markets during the expansion of the late 1980’s supported high rates of investment and consumer spending on durable goods, but both of these components of demand subsequently retreated sharply following a decline in asset prices. More recently, Japan’s economic growth has been substantially below the levels of earlier decades. During this period, Japan’s economy has drifted between modest growth and recession. Profits have fallen sharply, consumer demand has stagnated, unemployment has reached historical highs and consumer confidence has been low. The banking sector has continued to suffer from non-performing loans and the economy generally is subject to deflationary pressures. Many Japanese banks have required public funds to avert insolvency, and large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

     Real gross domestic product growth for calendar year 2002 was positive and growth has been positive for the past several quarters prior to the date of this Additional Statement. Junichiro Koizumi, the current Prime Minister, shortly after taking office in April 2001, had announced the outlines of a reform agenda to revitalize the economy. However, in November 2001, April 2002 and again in November 2002, the credit rating of Japanese government debt was downgraded as a result of the perceived slow progress in implementing effective structural economic reform especially with regard to reforming Japan’s troubled banking sector and the Japanese government’s inability to slash its national debt.

     Like many European countries, Japan is experiencing a deterioration of its competitiveness. Factors contributing to this include high wages, an aging populace and structural rigidities. Japan is reforming its political process and deregulating its economy to address this situation. Among other things, the Japanese labor market is moving from a system of lifetime company employment in response to the need for increased labor mobility, and corporate governance systems are being introduced to new accounting rules, decision-making mechanisms and managerial incentives. However, as noted, these changes have resulted in some turmoil, uncertainty and a crisis of confidence.

     While the Japanese governmental system itself seems stable, the dynamics of the country’s politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions, and several prime ministers have left office because of personal scandals. As of the date of this Additional Statement, Prime Minister Koizumi’s Liberal Democratic Party, which merged with the Conservative New Party in November 2003, governs in a formal coalition with the New Komeito Party. In recent elections, despite retaining a parliamentary majority, the Liberal Democratic Party has lost ground to opposing parties. Should the political instability continue, efforts to establish effective economic and fiscal policies may be hampered. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments.

     Japan’s heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only approximately 13% of its land is suitable for cultivation and the country must import 50% of its requirements for grains (other than rice) and fodder crops. In addition, its export industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan’s high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy. A substantial rise in world oil or commodity prices could also have a negative effect. The Japanese yen has fluctuated widely during recent periods. A strong yen could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

     Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country’s economy.

     Forward Foreign Currency Exchange Contracts. The Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

     Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

     The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund’s commitments with respect to such contracts.

     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Writing and Purchasing Currency Call and Put Options. A Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

     Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.

     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     As noted, in addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

     Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums, which a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Currency Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars

     The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may enter into mortgage, credit, total return, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. The Balanced Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment for the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total rate of return, index and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total rate of return, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s potential exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

     A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

     The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.

Convertible Securities

     Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

     In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.

Preferred Securities

     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps

     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Lending of Portfolio Securities

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of a Fund’s total assets

(including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this Additional Statement or the Prospectuses regarding investing in fixed-income securities and cash equivalents.

     The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Funds. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of cash received as collateral for the loaned securities. The lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities, and which pay the Investment Adviser or its affiliates for their services. The Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with a Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Funds’ securities lending program, subject to certain conditions.

When-Issued Securities and Forward Commitments

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

     Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

     A Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds such as Standard & Poor’s Depositary Receipts (“SPDRs”) and iSharessm, as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an investment adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to an investment adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

     Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

     Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. Each Fund may, subject to the limitations stated above, invest in iSharessm and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharessm are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharessm on the AMEX. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

Repurchase Agreements

     Each Fund may enter into repurchase agreements with banks, brokers and securities dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. CORE International Equity, International Equity, Japanese Equity, European Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Balanced Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     The Funds, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

     The Balanced Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.

     When the Balanced Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Short Sales

     The Funds (other than the Core Equity Funds) may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Mortgage Dollar Rolls

     When the Balanced Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.

Non-Diversified Status

     Since the Concentrated Growth Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to United States Government Securities and regulated investment companies.

Portfolio Turnover

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or a Fund.

     For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     A Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(3)	Borrow money, except (a) each Fund (other than the Concentrated Growth Fund) may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Concentrated Growth Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (c) each Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (d) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (e) each Fund may purchase securities on margin to the extent permitted by applicable law and (f) each Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) (Concentrated Growth Fund only) loans to affiliates of the Concentrated Growth Fund to the extent permitted by law.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.

Trustees of the Trust

     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees

				Number
				of
				Portfolios
		Term of		in Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name,	Held with	Time	Principal Occupation(s)	by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 61	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-Present).

			Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

John P. Coblentz, Jr. Age: 62	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Patrick T. Harker Age: 45	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies)	64	None

Independent Trustees

				Number
				of
				Portfolios
		Term of		in Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name,	Held with	Time	Principal Occupation(s)	by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Mary P. McPherson Age: 68	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986–1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Wilma J. Smelcer Age: 54	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-Present). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Richard P. Strubel Age: 64	Trustee	Since 1987	President, COO and Director Unext, Inc. (provider of educational services via the internet) (1999-Present); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999).	64	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (57 Portfolios).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Interested Trustees

				Number
				of
				Portfolios
		Term of		in Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name,	Held with	Time	Principal Occupation(s)	by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Gary D. Black Age: 43	Trustee	Since 2002	Managing Director, Goldman Sachs (June 2001-Present); Executive Vice President, AllianceBernstein (investment adviser) (October 2000 – June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (investment adviser) (January 1999 – October 2000); and Senior Research Analyst Sanford Bernstein (investment adviser) (February 1992 – December 1998). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

*James McNamara Age: 41	Trustee & Vice President	Since 2002 Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998). Vice President–Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee–Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

*Alan A. Shuch Age: 54	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 - May 1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Interested Trustees

Number
of
Portfolios
		Term of		in Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name,	Held with	Time	Principal Occupation(s)	by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Kaysie P. Uniacke Age: 42	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies). President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies). Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997 – 2002) ( registered investment companies).	64	None

*     These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1      Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

2      The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

3      Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

4      The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of November 30, 2003, the Trust consisted of 58 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

5      This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust

     Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 42	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997–2002) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 39	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present); and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 41	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 45	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 39	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 43	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997–December 1999). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 4900 Sears Tower Chicago, IL 60606 Age: 40	Vice President	Since 1998	Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 4900 Sears Tower Chicago, IL 60606 Age: 39	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Mary F. Hoppa 4900 Sears Tower Chicago, IL 60606 Age: 39	Vice President	Since 2000	Vice President, Goldman Sachs (October 1999-Present); and Senior Vice President and Director of Mutual Fund Operations, Strong Capital Management (investment adviser) (January 1987–September 1999).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Christopher Keller 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 2000	Vice President, Goldman Sachs (April 1997–Present). Vice President –Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 32 Old Slip New York, NY 10005 Age: 41	Vice President & Trustee	Since 2001 Since 2002	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee –– Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 38	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002–Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997–Present).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 39	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 41	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 34	Assistant Secretary	Since 1997	Fund Manager, GSAM (April 1996–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Amy E. Curran One New York Plaza 37th Floor New York, NY 10004 Age: 34	Assistant Secretary	Since 1999	Vice President, Goldman Sachs (June 1999–Present); Assistant General Counsel, Goldman Sachs (2000-Present); Counsel, Goldman Sachs (1998–2000); and Associate, Dechert Price & Rhoads (law firm) (September 1996–1998).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

1      Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

     The Board of Trustees has established six standing committees in connection with their governance of the Funds – Audit, Governance and Nominating, Executive, Valuation, Dividend and Schedule E.

     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee recommends annually to the entire Board of Trustees a firm of independent certified public auditors to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held three meetings during the fiscal year ended August 31, 2003.

     The Governance and Nominating Committee has been established to: (1) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (2) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (3) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held four meetings during the fiscal year ended August 31, 2003. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Governance and Nominating Committee.

     The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. Ms. Uniacke serves on the Executive Committee. The Executive Committee did not meet during the fiscal year ended August 31, 2003.

     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended August 31, 2003, the Valuation Committee held twenty-four meetings.

     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended August 31, 2003, the Dividend Committee held four meetings with respect to the Funds included in this Additional Statement and twenty-seven with respect to all of the Funds of the Trust (including the Funds included in this Additional Statement).

     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc (“NASD”). Currently, the Independent Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal year ended August 31, 2003.

Trustee Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar Range of
Equity
Securities in All Portfolios in
	Dollar Range of	Fund Complex Overseen By
Name of Trustee	Equity Securities in the Funds[1]	Trustee[2]

Ashok N. Bakhru	Capital Growth: Over $100,000 CORE U.S. Equity: $50,0001-$100,000 Research Select: $50,001-$100,000	Over $100,000

Gary D. Black[3]	None.	Over $100,000

John P. Coblentz, Jr.[4]	None	None

Patrick T. Harker	Capital Growth - $10,001 - $50,000 Mid Cap Value Fund - $10,001-$50,000 Small Cap Value Fund - $10,001-$50,000	$50,001 - $100,000

James McNamara[3]	Research Select Fund: $10,001-$50,000	Over $100,000

Mary P. McPherson	Capital Growth - $50,001 - $100,000 Mid Cap Value Fund - $10,001-$50,000 Small Cap Value - $50,001 - $100,000 Growth and Income: $1 - $10,000 International Equity: $1 - $10,000	Over $100,000

Alan A. Shuch	Capital Growth Fund: Over $100,000 Mid Cap Value Fund: Over $100,000	Over $100,000

Richard P. Strubel	Capital Growth: Over $100,000 International Equity: $50,001 - $100,000	Over $100,000

Wilma J. Smelcer	Capital Growth - $50,001 - $100,000	$50,001 - $100,000

Kaysie P. Uniacke	Mid Cap Value Fund: $10,001 - $50,000	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this Additional Statement as of December 31, 2002.

[2]	Includes Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2002, Goldman Sachs Trust consisted of 55 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[3]	Mr. Black and Mr. McNamara were elected to the Boards of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust on December 16, 2002.

[4]	Mr. Coblentz was appointed to the Boards of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust as of October 30, 2003.

     As of November 30, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

Board Compensation

     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2003:

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as Part	From Fund Complex
Name of Trustee	from the Funds	of the Trust’s Expenses	(including the Funds)[2]

Ashok N. Bakhru[1]	$59,166	$—	$166,365
Gary D. Black[3]	0	—	0
John P. Coblentz, Jr. [4]	0		0
Patrick T. Harker	43,479	—	122,231
James McNamara[3]	0	—	0
Mary P. McPherson	43,479	—	122,231
Alan A. Shuch	0	—	0
Richard P. Strubel	43,479	—	122,231
Wilma J. Smelcer	43,479	—	122,231
Kaysie P. Uniacke	0	—	0

[1]	Includes compensation as Board Chairman.

[2]	The Fund Complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 58 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios as of November 30, 2003.

[3]	Mr. Black and Mr. McNamara were elected to the Boards of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust on December 16, 2002.

[4]	Mr. Coblentz was appointed to the Boards of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust as of October 30, 2003.

Miscellaneous

     Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES

     As stated in the Funds’ Prospectuses, GSAM (formerly, Goldman Sachs Funds Management, L.P.), 32 Old Slip, New York, New York, 10005 serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds. In April 2003, GSAM assumed investment advisory responsibilities for those Funds. GSAMI, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, serves as Investment Adviser to the International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Bangkok, Beijing, Buenos Aires, Calgary, Dublin, Frankfurt, Geneva, George Town, Hong Kong, Johannesburg, London, Madrid, Mexico City, Milan, Moscow, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Stockholm, Sydney, Taipei, Tokyo, Toronto, and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as a Fund’s Management Agreement is in effect.

     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Advisers.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor’s annual “All-America Research Team” survey. In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics to structure and evaluate portfolios.

     In managing the Funds, the Investment Advisers have access to Goldman Sachs’ economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds), the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     The Management Agreements provide that GSAM and GSAMI, in their capacity as Investment Advisers, may render similar services to others as long as the services under the Management Agreements are not impaired thereby. The Concentrated Growth, Research Select, Large Cap Value, Strategic Growth, Growth Opportunities, CORE Large Cap Value, European Equity, Japanese Equity and International Growth Opportunities Funds’ Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreement on August 1, 2002, April 26, 2000, October 26, 1999, April 28, 1999, April 28, 1999, November 3, 1998, July 22, 1998, April 23, 1998 and April 23, 1998, respectively. The CORE Small Cap Equity and CORE International Equity Funds’ Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreements, on July 22, 1997. The CORE Large Cap Growth and Emerging Markets Equity Funds’ Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreements, on April 23, 1997 and January 28, 1997, respectively.

     The Funds’ Management Agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreements or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on April 23, 2003. At those meetings the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreements. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the restructuring of the Investment Adviser and the assumption of investment advisory responsibilities by Goldman Sachs Asset Management, L.P., including the assurances that the same personnel and resources would be committed to the management of the Funds. The Trustees also considered, in particular, the regulatory settlement that had been reached by Goldman Sachs regarding investment bank and research department conflicts of interest. In addition, the Trustees considered the Funds’ management fee rates; the Funds’ respective operating expense ratios; the Investment Adviser’s current and prospective fee waivers and expense reimbursements for the respective Funds and pricing philosophy; and the investment performance of the Funds for the prior year and longer time periods. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Funds’ management fee structures in comparison to the structures used by other mutual funds; the revenues received by the Investment Adviser and its affiliates from the Funds for their investment management services and for other, non-investment management services, and their expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; and the Funds’ asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser, the overall nature and quality of the Investment Adviser’s services and the specific provisions of the Management Agreements. After consideration of the Investment Adviser’s presentations, the non-interested Trustees discussed at greater length in executive session the fairness and reasonableness of the Management Agreements to the Funds and their shareholders, including the trends in expense levels and investment performance, and concluded that the Management Agreements should be reapproved and continued in the interests of the Funds and their shareholders.

     These arrangements were most recently approved by the shareholders of each Fund (other than Concentrated Growth, Research Select, Large Cap Value, Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Japanese Equity, International Growth Opportunities and European Equity Funds) on April 21, 1997. The sole shareholder of the Concentrated Growth, Research Select, Large Cap Value, Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Japanese Equity, International Growth Opportunities and European Equity Funds approved these arrangements on August 23, 2002, June 14, 2000, October 26, 1999, April 28, 1999, April 28, 1999, November 3, 1998, April 30, 1997, July 21, 1997, July 21, 1997, January 28, 1997, April 23, 1998, April 23, 1998 and July 22, 1998, respectively.

     Each Management Agreement will remain in effect until June 30, 2004 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of such Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

     Pursuant to the Management Agreements the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund’s average daily net assets. In addition, as of the date of this Additional Statement the Investment Advisers were voluntarily limiting their management fees for certain Funds to the annual rates also listed below:

	Management Fee	Management Fee
	With	Without
Fund	Limitations	Limitations

GSAM
Balanced Fund	0.65%	0.65%
Growth and Income Fund	0.70%	0.70%
CORE Large Cap Value Fund	0.60%	0.60%
CORE U.S. Equity Fund	0.70%	0.75%
CORE Large Cap Growth Fund	0.70%	0.75%
CORE Small Cap Equity Fund	0.85%	0.85%
Capital Growth Fund	0.95%	1.00%
Strategic Growth Fund	1.00%	1.00%
Growth Opportunities Fund	1.00%	1.00%
CORE International Equity Fund	0.85%	0.85%
Mid Cap Value Fund	0.75%	0.75%
Small Cap Value Fund	1.00%	1.00%
Large Cap Value Fund	0.75%	0.75%
Research Select Fund	1.00%	1.00%
Concentrated Growth Fund	1.00%	1.00%
GSAMI
International Equity Fund	1.00%	1.00%
European Equity	1.00%	1.00%
Japanese Equity Fund	1.00%	1.00%
International Growth Opportunities Fund	1.10%	1.20%
Emerging Markets Equity Fund	1.20%	1.20%
Asia Growth Fund	1.00%	1.00%

     GSAM and GSAMI may discontinue or modify the above limitations in the future at their discretion.

     For the fiscal years ended August 31, 2003, August 31, 2002 and August 31, 2001 the amounts of the fees incurred by each Fund then in existence under the Management Agreements were as follows (with and without the fee limitations that were then in effect):

	Fiscal year ended		Fiscal year ended		Fiscal year ended

	August 31,		August 31,		August 31,

	2003		2002		2001

	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations

Balanced Fund	$921,737	$921,737	$934,401	$934,401	$1,054,603	$1,054,603
Growth and Income Fund	2,865,328	2,865,328	3,157,958	3,157,958	4,334,429	4,334,429
CORE Large Cap Value Fund	1,202,179	1,202,179	1,465,423	1,465,423	1,853,552	1,853,552
CORE U.S. Equity Fund	4,328,669	4,637,859	5,976,125	6,402,991	8,320,935	8,915,287
CORE Large Cap Growth Fund	2,535,593	2,716,707	3,975,441	4,259,402	6,551,093	7,019,028
CORE Small Cap Equity Fund	1,807,072	1,807,072	1,296,632	1,296,632	1,259,946	1,259,946
CORE International Equity Fund	1,899,042	1,899,042	2,877,026	2,877,026	3,478,973	3,478,973
Capital Growth Fund	19,004,786	20,005,039	26,193,288	26,582,033	33,446,914	33,446,914
Strategic Growth Fund	2,162,009	2,162,009	2,060,862	2,060,862	1,705,535	1,705,535
Growth Opportunities Fund	6,302,365	6,302,365	7,279,582	7,279,582	4,975,819	4,975,819
Mid Cap Value Fund	6,185,373	6,185,373	4,504,604	4,504,604	2,214,608	2,214,608
Small Cap Value Fund	6,562,287	6,562,287	5,011,059	5,011,059	2,644,441	2,644,441
Large Cap Value	2,348,231	2,348,231	2,126,126	2,126,126	559,356	559,356
International Equity Fund	6,585,560	6,585,560	11,728,718	11,728,718	15,954,500	15,954,500
European Equity Fund	350,669	350,669	657,359	657,359	1,353,560	1,353,560
Japanese Equity Fund	242,407	242,407	260,566	260,566	657,056	657,056
International Growth Opportunities Fund	800,713	873,506	1,749,872	1,788,390	4,585,526	4,585,526
Emerging Markets Equity Fund	1,077,206	1,077,206	1,261,749	1,261,749	1,837,081	1,837,081
Asia Growth Fund	343,992	343,992	400,913	400,913	669,704	669,704
Research Select Fund	3,126,562	3,126,562	5,906,851	5,906,851	8,136,840	8,136,840
Concentrated Growth Fund[1]	353,852	353,852	N/A	N/A	N/A	N/A

[1]	The Concentrated Growth Fund commenced operations on September 3, 2002.

     In addition to providing advisory services, under its Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.

Distributor and Transfer Agent

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.

     Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

	Fiscal year ended	Fiscal year ended	Fiscal year ended

	August 31,	August 31,	August 31,

	2003	2002	2001

Balanced Fund	$173,400	$61,200	$23,000
Growth and Income Fund	578,000	153,800	72,000
CORE Large Cap Value Fund	20,800	33,970	122,000
CORE U.S. Equity Fund	182,800	99,970	152,000
CORE Large Cap Growth Fund	17,100	51,050	130,000
CORE Small Cap Equity Fund	29,800	82,240	41,000
CORE International Equity Fund	187,100	81,250	150,000
Capital Growth Fund	370,800	708,000	1,418,000
Strategic Growth Fund	330,300	316,000	536,000
Growth Opportunities Fund	387,700	1,646,200	2,330,000
Mid Cap Value Fund	564,800	1,251,000	328,000
Small Cap Value Fund	792,900	1,396,700	538,000
Large Cap Value Fund	550,000	1,463,300	802,000
International Equity Fund	286,000	601,000	1,599,000
European Equity Fund	43,000	49,000	358,000
Japanese Equity Fund	46,000	63,000	114,000
International Growth Opportunities Fund	5,000	73,000	860,000
Emerging Markets Equity Fund	21,000	15,000	101,000
Asia Growth Fund	42,000	12,000	20,000
Research Select Fund	12,300	35,800	1,171,000
Concentrated Growth Fund[1]	225,400	N/A	N/A

[1]	The Concentrated Growth Fund commenced operations on September 3, 2002.

     Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund’s Class A, Class B and Class C Shares.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended August 31, 2003, August 31, 2002 and August 31, 2001 from each Fund then in existence as follows under the fee schedules then in effect:

	Class A, B and C	Class A, B and C	Class A, B and C

	Fiscal year ended	Fiscal year ended	Fiscal year ended

	August 31,	August 31,	August 31,

	2003	2002	2001

Balanced Fund	$265,355	$268,777	$303,603
Growth and Income Fund	763,412	814,989	1,108,168
CORE Large Cap Value Fund	186,116	226,944	257,141
CORE U.S. Equity Fund	908,887	1,203,226	1,622,974
CORE Large Cap Growth Fund	474,916	763,212	1,330,598
CORE Small Cap Equity Fund	189,789	157,699	143,961
CORE International Equity Fund	162,097	191,351	260,580
Capital Growth Fund	3,232,878	4,266,510	5,437,436
Strategic Growth Fund	272,036	272,915	251,026
Growth Opportunities Fund	919,202	1,132,758	776,882
Mid Cap Value Fund	986,036	577,648	178,598
Small Cap Value Fund	1,067,722	795,589	446,452
Large Cap Value Fund	438,116	406,963	79,858
International Equity Fund	791,486	1,564,745	2,436,081
European Equity	59,717	112,262	230,089
Japanese Equity Fund	36,648	40,774	93,877
International Growth Opportunities Fund	70,235	173,594	463,964
Emerging Markets Equity Fund	41,898	56,200	90,103
Asia Growth Fund	54,887	69,789	112,873
Research Select Fund	586,985	1,102,291	1,510,380
Concentrated Growth Fund[1]	48,585	N/A	N/A

[1]	The Concentrated Growth Fund commenced operations on September 3, 2002.

	Institutional Shares			Service Shares

	Fiscal year	Fiscal year	Fiscal year	Fiscal year	Fiscal period	Fiscal year

	Ended	Ended	Ended	Ended	ended	Ended

	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,

	2003	2002	2001	2003	2002	2001

Balanced Fund	$853	$913	$972	$5	$4	$11
Growth and Income Fund	1,652	6,951	11,625	1,363	1,927	2,758
CORE Large Cap Value Fund	40,851	49,880	69,424	112	37	10
CORE U.S. Equity Fund	53,362	85,228	129,964	2,646	2,954	3,840
CORE Large Cap Growth Fund	44,761	66,130	93,362	147	362	860
CORE Small Cap Equity Fund	33,490	26,358	28,931	11,593	1,460	53
CORE International Equity Fund	55,231	95,097	108,848	10	7	9
Capital Growth Fund	117,315	161,725	188,749	2,281	3,344	4,404
Strategic Growth Fund	29,209	24,978	15,372	0	1	1
Growth Opportunities Fund	58,388	52,567	35,401	190	141	78
Mid Cap Value Fund	121,515	118,485	80,419	785	150	94
Small Cap Value Fund	36,442	31,861	11,625	1,266	1,089	163
Large Cap Value Fund	33,003	27,716	13,019	1	1	0
International Equity Fund	95,221	137,696	123,302	1,573	2,033	2,018
European Equity	1,454	2,660	5,702	0	0	0
Japanese Equity Fund	1,980	1,838	6,518	0	0	0
International Growth Opportunities Fund	14,318	23,059	55,172	13	8	3
Emerging Markets Equity Fund	27,050	30,224	42,266	36	3	1
Asia Growth Fund[1]	2,205	1,344	3,025	0	0	0
Research Select Fund	1,482	4,208	7,492	4	4	7
Concentrated Growth Fund[2]	3,925	N/A	N/A	0	N/A	N/A

[1]	Asia Growth Fund had not sold Service Shares as of August 31, 2003.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

     The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs and its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its Distribution and Service Plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plans applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

     As of the date of this Additional Statement, the Investment Advisers voluntarily have agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, service fees, shareholder administration fees, taxes, interest, brokerage, and litigation, indemnification, shareholder meeting and other extraordinary expenses) for the following Funds to the extent such expenses exceed the following percentage (rounded) of each Fund’s average daily net assets:

Other
Expenses

Balanced Fund	0.06%
Growth and Income Fund	0.05%
CORE Large Cap Value Fund	0.06%
CORE U.S. Equity Fund	0.00%
CORE Large Cap Growth Fund	0.02%
CORE Small Cap Equity Fund	0.04%
CORE International Equity Fund	0.12%
Capital Growth Fund	0.00%
Strategic Growth Fund	0.00%
Growth Opportunities Fund	0.11%

Other
Expenses

Mid Cap Value Fund	0.10%
Small Cap Value Fund	0.06%
Large Cap Value Fund	0.06%
International Equity Fund	0.10%
European Equity Fund	0.10%
Japanese Equity Fund	0.11%
International Growth Opportunities Fund	0.10%
Emerging Markets Equity Fund	0.35%
Asia Growth Fund	0.16%
Research Select Fund	0.06%
Concentrated Growth Fund	0.04%

     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

     Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.

Reimbursement

     For the fiscal years ended August 31, 2003, August 31, 2002 and August 31, 2001 the amounts of certain “Other Expenses” of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

	Fiscal year ended	Fiscal year ended	Fiscal year ended

	August 31,	August 31,	August 31,

	2003	2002	2001

Balanced Fund	$306,576	$315,611	$307,260
Growth and Income Fund	160,638	108,239	120,785
CORE Large Cap Value Fund	221,513	214,898	211,725
CORE U.S. Equity Fund	391,793	413,696	514,989
CORE Large Cap Growth Fund	291,506	270,582	297,530
CORE Small Cap Equity Fund	372,347	367,985	379,218
CORE International Equity Fund	376,924	500,904	457,877
Capital Growth Fund	563,137	539,496	777,550
Strategic Growth Fund	356,953	363,397	385,450
Growth Opportunities Fund	0	0	0
Mid Cap Value Fund	0	0	90,041
Small Cap Value Fund	39,218	114,020	260,159
Large Cap Value Fund	137,967	170,804	428,927
International Equity Fund	481,257	694,829	677,124
European Equity Fund	374,526	477,189	455,370
Japanese Equity Fund	317,852	354,505	319,511
International Growth Opportunities Fund	470,108	460,590	290,024
Emerging Markets Equity Fund	151,451	323,390	366,085
Asia Growth Fund	498,002	519,246	473,873
Research Select Fund	192,736	195,354	249,988
Concentrated Growth Fund[1]	414,255	N/A	N/A

[1]	The Concentrated Growth Fund commenced operations on September 3, 2002.

Custodian and Sub-Custodians

     State Street, 225 Franklin Street, Boston, MA 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Auditors

     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, has been selected as the independent auditors of the Funds for the fiscal year ending August 31, 2004. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The data set forth under “Financial Highlights” in the prospectuses for the fiscal years or periods ended on or before August 31, 1999, were audited by the Funds’ former independent auditors who have ceased operations.

CONFLICTS OF INTEREST

     Goldman Sachs is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization. As a result, Goldman Sachs, the Investment Advisers and their affiliates, directors, partners, trustees, managers, members, officers and employees including those who may be involved in the investment activities and business operations of the Funds, are engaged in businesses, and have interests, other than that of managing the Funds. These are considerations of which investors in the Funds should be aware, and which may cause conflicts that could disadvantage the Funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be purchased or sold by the Funds.

     Present and future activities of Goldman Sachs, the Investment Advisers and their affiliates in addition to those described in this section may give rise to additional conflicts of interest.

     Goldman Sachs is a major participant in the global fixed income, currency, commodity, equity and other markets in which the Funds invest. In addition, Goldman Sachs has extensive investment banking and other relationships with issuers and other participants in all markets, in the course of which it provides advice and makes recommendations. Therefore, Goldman Sachs is actively engaged as an investor, adviser and/or market maker, agent and principal, in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the Funds may be invested, and these activities may have a negative effect on the Funds. It is likely that the Funds’ holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market or otherwise has direct or indirect interests. Goldman Sachs’ proprietary and brokerage trading activities and investment banking activities generally are carried out without reference to investment activities of the Funds.

     The Investment Advisers, Goldman Sachs and their affiliates may give advice, and take action, with respect to any of their clients or proprietary or other accounts, that may conflict with the advice given, or may involve a different timing or nature of action taken, than with respect to the Funds. Such transactions, whether in respect of proprietary accounts, customer accounts other than those advised by the Investment Advisers, or certain other accounts that are advised by the Investment Advisers, may affect the prices and availability of the securities, currencies and other instruments in which the Funds may invest. For example, Goldman Sachs may purchase or sell the securities of issuers in which a Fund has, or is purchasing or selling, a direct or indirect interest. Goldman Sachs’ interest may be adverse to the interest of that Fund.

     At times, activities or strategies of the Investment Advisers, Goldman Sachs and their affiliates, or funds or accounts managed by them (or other customer accounts), may cause departments of Goldman Sachs, the Investment Advisers or their affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. Because of different objectives or other factors, a particular investment may be purchased by a Fund, the Investment Advisers, Goldman Sachs or their clients or employees at a time when one of such persons is selling such investment or related investment. The Investment Advisers, Goldman Sachs, their affiliates and/or accounts or funds which they may manage or advise, or in which they and their personnel may have a proprietary interest, may compete with the Funds for investment opportunities. As a result, transactions for the Funds may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, or the Investment Advisers, Goldman Sachs and their affiliates may benefit, and the Funds may be negatively affected. In addition, transactions for the Investment Advisers, Goldman Sachs and their affiliates may be executed independently of the Funds’ transactions, and may be effected at prices or rates that may be more or less favorable than those received by the Funds. The results of the investment activities of the Funds may differ significantly from the results achieved for the proprietary accounts or other customer accounts of the Investment Advisers, Goldman Sachs and their affiliates.

     The Investment Advisers, Goldman Sachs and their affiliates, as well as their directors, officers and employees, may buy and sell securities or other investments for their own accounts (including through funds managed by or the Investment Advisers, Goldman Sachs or their affiliates), and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, advisory and other activities. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Investment Advisers or Goldman Sachs that are the same, different from or made at different times than positions taken for the Funds. To lessen the possibility that a Fund will be materially adversely affected by the personal trading described above, each of the Funds, the Investment Advisers and Goldman Sachs, as the Funds’ distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102., or by electronic request to publicinfo@sec.gov or by

     The Investment Advisers, Goldman Sachs and their affiliates, or other accounts or investment funds managed or advised by them, may have investment objectives that are similar to those of the Funds and/or may engage in transactions in the same types of securities, currencies and instruments as the Funds, and from which the Investment Advisers, Goldman Sachs or their affiliates may receive more or less compensation for their services than the Investment Advisers receive from the Funds. As a result, the Investment Advisers, Goldman Sachs and accounts or funds which they may manage or advise, or in which they and their personnel may have a proprietary interest, may compete with the Funds for appropriate investment opportunities. The allocation of such opportunities among these funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the Funds and such other funds and accounts, their expected future sizes, the funds available for allocation at any given time and the investment objectives of the Funds and such other funds and accounts. Allocation of investment opportunities among the Funds and other Funds and such other funds and accounts will be made by the Investment Advisers, or by Goldman Sachs and their affiliates, in their capacities as the manager of such funds and accounts, in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds’ activities may be restricted because of regulatory requirements applicable to the Investment Advisers, Goldman Sachs and their affiliates, and/or their internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. As a result, there may be periods when the Investment Advisers, Goldman Sachs and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers, Goldman Sachs and/or their affiliates are performing services or when position limits have been reached. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Investment Advisers may be prohibited from purchasing securities of that company for the Funds. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which an Investment Adviser wishes to purchase or sell. In addition, a Fund may be unable to engage in certain futures and other derivative transactions due to limitations applicable to the Investment Advisers, Goldman Sachs or their affiliates. The investment activities of the Investment Advisers, Goldman Sachs and their affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging and other markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

     In connection with their management of the Funds or their other activities, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs and its affiliates are not under an obligation to share investment opportunities, ideas or strategies with the Funds. The Investment Advisers, Goldman Sachs and their affiliates may keep any profits, commissions and fees accruing to them in connection with their activities (including activities described in this section and their other activities) for themselves and their clients, and the fees from the Funds will not be reduced thereby.

     As noted, the results of each Fund’s investment activities may differ significantly from the results achieved by the Investment Advisers, Goldman Sachs and their affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Investment Advisers, Goldman Sachs and their affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which the

Investment Advisers, Goldman Sachs and their affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee, which may include partners of Goldman Sachs and its affiliates, may develop general policies regarding a Fund’s activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund’s proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of the Investment Advisers, Goldman Sachs or their affiliates (or, to the extent permitted by the SEC, Goldman Sachs or its affiliates) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. To the extent permitted by applicable law (including, without limitation, the Act), the Funds may purchase investments that are issued, or the subject of an underwriting or other distribution, by Goldman Sachs and its affiliates. It is anticipated that the commissions, mark-ups and mark-downs charged by Goldman Sachs and its affiliates will generally be competitive, although they will have an interest in obtaining commission rates, mark-ups and mark-downs which are favorable to themselves.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Investment Advisers, Goldman Sachs nor their affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that a Fund’s counterparties will rely on the credit of the Investment Advisers, Goldman Sachs or any of their affiliates in evaluating the Fund’s creditworthiness.

From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own account. A large redemption of shares of a Fund could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemption on a Fund and other shareholders in deciding whether to redeem its shares.

     Goldman Sachs and its affiliates may perform or seek to perform investment banking and other financial services for, and receive compensation from, companies in which the Funds invest, or other parties in connection with transactions related to those investments, or otherwise. This compensation could include investment banking fees, financial advisory fees, underwriting or placement fees, financing or commitment fees or other types of compensation. Compensation for investment banking and other financial services will not be shared with the Funds or their shareholders and may be received before a Fund realizes a return on its investment. Moreover, as a result of certain of such relationships, Goldman Sachs and its affiliates may take actions with respect to a company that materially adversely affects such company and, therefore, a Fund’s investment in that company.

     From time to time, the Investment Advisers, Goldman Sachs or their affiliates may come into possession of material, non-public information or other information that would limit the ability of the Funds to buy and sell investments. A Fund’s investment flexibility may be constrained as a consequence. The Investment Advisers, Goldman Sachs and their affiliates have no obligation to seek information or to make available to the Funds any information known to their personnel or developed in connection with other clients or activities unrelated to the Funds. In making investment decisions for the Funds, an Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Investment Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities.

     Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund’s, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust. On occasion, a broker-dealer might furnish an Investment Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an Investment Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by an Investment Adviser from its own funds.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Investment Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

     For the fiscal years ended August 31, 2003, August 31, 2002 and August 31, 2001, each Fund in existence paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

				Amount of
				Transactions
		Total Brokerage	Total Amount of	Effected through	Total Brokerage
	Total Brokerage	Commissions Paid to	Transactions on which	Brokers Providing	Commissions Paid to
	Commissions Paid	Goldman Sachs[1]	Commissions Paid[1]	Research	Research

Fiscal Year Ended August 31, 2003
Balanced Fund	151,614	1,392 (1%)[2]	96,283,123 (1%)[3]	24,411,826	39,578
Growth and Income Fund	829,406	3,723 (0%)[2]	511,293,053 (0%)[3]	106,906,742	198,561
CORE Large Cap Value Fund	60,717	31,986 (53%)[2]	95,432,873 (46%)[3]	—	—
CORE U.S. Equity Fund	23,204	- (0%)[2]	63,305,128 (0%)[3]	—	—
CORE Large Cap Growth Fund	96,165	- 0%)[2]	145,350,971 (0%)[3]	—	—
CORE Small Cap Equity Fund	82,269	8,772 (11%)[2]	72,823,996 (10%)[3]	—	—
CORE International Equity Fund	47,618	- (0%)[2]	79,413,411 (0%)[3]	—	—
Capital Growth Fund	1,371,339	13,535 (1%)[2]	830,235,312 (1%)[3]	184,948,350	328,443
Strategic Growth Fund	158,358	- (0%)[2]	100,091,154 (0%)[3]	32,281,297	53,640
Growth Opportunities Fund	1,712,135	22,100 (1%)[2]	822,480,438 (2%)[3]	109,808,201	200,492
Mid Cap Value Fund	2,461,470	28,245 (1%)[2]	1,429,263,240 (1%)[3]	337,474,938	578,186
Small Cap Value Fund	2,478,488	66,449 (3%)[2]	836,267,483 (2%)[3]	77,094,208	186,490
Large Cap Value Fund	751,071	5,675 (1%)[2]	475,727,982 (1%)[3]	132,621,500	211,971
International Equity Fund	1,053,735	3,332 (0%)[2]	824,284,490 (0%)[3]	172,996,034	258,213
European Equity Fund	83,233	- (0%)[2]	94,234,549 (0%)[3]	11,679,129	17,451
Japanese Equity Fund	65,699	555 (1%)[2]	38,273,389 (1%)[3]	4,715,765	9,218
International Growth Opportunities Fund	306,873	6,083 (2%)[2]	155,599,357 (1%)[3]	16,919,376	31,922
Emerging Markets Equity Fund	400,365	15,267 (4%)[2]	143,327,492 (3%)[3]	10,097,997	29,744
Asia Growth Fund	217,830	16,270 (7%)[2]	152,591,401 (3%)[3]	17,153,770	58,040
Research Select Fund	1,335,336	851,409 (64%)[2]	833,602,229 (64%)[3]	—	—
Concentrated Growth Fund[4]	155,720	5,353 (3%)[2]	83,006,291 (4%)[3]	14,491,577	28,583

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2003, Goldman Sachs earned approximately $21,000, $4,000, $38,000, $7,000, $5,000, $14,000, $86,000, $14,000, $0, $22,000, $28,000, $66,000, $6,000, $211,000, $13,000, $4,000, $25,000, $22,000, $16,000, $852,000 and $5,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth, Research Select and Concentrated Growth Funds, respectively.

[2]	Percentage of total commissions paid to Goldman Sachs.

[3]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

[4]	The Concentrated Growth Fund commenced operations on September 3, 2002.

		Total Brokerage	Total Amount of
	Total Brokerage	Commissions Paid to	Transactions on which
	Commissions Paid	Goldman Sachs[1]	Commissions Paid[1]

Fiscal Year Ended August 31, 2002
Balanced Fund	$115,062	$2,774	$399,148,444
Growth and Income Fund	1,437,592	25,646	859,682,622
CORE Large Cap Value Fund	137,652	0	479,028,359
CORE U.S. Equity Fund	115,375	0	1,391,127,751
CORE Large Cap Growth Fund	297,009	0	1,089,164,474
CORE Small Cap Equity Fund	202,125	0	364,479,817
CORE International Equity Fund	39,654	0	596,277,654
Capital Growth Fund	1,367,154	7,974	742,469,833
Strategic Growth Fund	367,831	0	225,646,303
Growth Opportunities Fund	2,169,493	99,655	1,068,051,291
Mid Cap Value Fund	2,254,221	60,043	1,423,280,160
Small Cap Value Fund	2,422,977	4,837	968,265,713
Large Cap Value Fund	1,157,055	25,232	658,283,923
International Equity Fund	4,813,345	16,842	3,016,030,104
European Equity Fund	168,998	0	162,789,269
Japanese Equity Fund	82,525	5,207	53,627,772
International Growth Opportunities Fund	588,276	19,522	273,391,416
Emerging Markets Equity Fund	630,715	46,250	226,690,715
Asia Growth Fund	348,214	16,400	127,820,914
Research Select Fund	1,219,843	791,523	1,506,448,251
Concentrated Growth Fund[2]	N/A	N/A	N/A

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2002, Goldman Sachs earned approximately $21,000, $26,000, $2,000, $4,000, $4,000, $2,000, $40,000, $8,000, $0, $100,000, $60,000, $12,000, $25,000, $82,000, $14,000, $6,000, $25,000, $56,000, $16,000 and $796,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Research Select Funds, respectively.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

		Total	Total
		Brokerage	Amount of
	Total	Commissions	Transactions
	Brokerage	Paid to	on which
	Commissions	Goldman	Commissions
	Paid	Sachs[1]	Paid

Fiscal Year Ended August 31, 2001:
Balanced Fund	$107,070	$2,307	$231,650,556
Growth and Income Fund	694,644	10,772	632,527,940
CORE Large Cap Value Fund	164,483	0	455,143,596
CORE U.S. Equity Fund	209,484	0	1,208,768,375
CORE Large Cap Growth Fund	460,836	0	1,296,586,480
CORE Small Cap Equity Fund	140,937	142	240,881,349
CORE International Equity Fund	563,705	0	679,566,062
Capital Growth Fund	1,332,335	113,626	1,352,956,211
Strategic Growth Fund	181,979	8,130	164,347,094
Growth Opportunities Fund	1,001,650	80,941	971,968,039
Mid Cap Value Fund	1,039,104	40,946	665,371,989
Small Cap Value Fund	1,096,536	152,084	5,086,394
Large Cap Value Fund	314,409	24,742	262,330,602
International Equity Fund	2,038,880	0	2,040,922,573
European Equity Fund	256,380	—	937,664,572
Japanese Equity Fund	209,018	18,418	129,401,027
International Growth Opportunities Fund	650,191	22,865	524,579,567
Emerging Markets Equity Fund	933,500	36,905	1,065,407,022
Asia Growth Fund	1,178,349	120,600	425,793,701
Research Select Fund	1,772,972	1,032,800	3,316,925,472
Concentrated Growth Fund[2]	N/A	N/A	N/A

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2001, Goldman Sachs earned approximately $19,000, $11,000, $2,000, $4,000, $6,000, $1,000, $37,000, $127,000, $8,000, $81,000, $41,000, $152,000, $25,000, $105,000, $9,000, $26,000, $36,000, $50,000, $121,000 and $1,047,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Research Select Funds, respectively.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

During the fiscal year ended August 31, 2003, the Funds’ regular broker-dealers, as defined in Rule 10b-1 under the Act, were Merrill Lynch & Co., Goldman, Sachs & Co., UBS AG, Salomon Smith Barney, Credit Suisse First Boston, Lehman Brothers, Inc., Morgan Stanley, J.P. Morgan Chase & Co., Deutsche Bank Securities, Inc., and Bear Stearns & Co. As of August 31, 2003, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands).

Fund	Broker/Dealer	Amount

Balanced Fund	Lehman Brothers Inc.	$223
	Merrill Lynch	470
	Morgan Stanley	652
	Bank of America Corp.	2,239
	Citigroup	3,218
	Chase	224
	C.S. First Boston	1,723
	Lehman Brothers	59
Growth and Income Fund	Merrill Lynch	$3,148
	Lehman Brothers Inc.	2,412
	Morgan Stanley	2,635
CORE Large Cap Value Fund	Merrill Lynch	$1,248
	Morgan Stanley	249
	Lehman Brothers Inc.	171
CORE U.S. Equity Fund	Morgan Stanley	$7,726
	Merrill Lynch	3,684
CORE Large Cap Growth Fund	Morgan Stanley	$1,478
CORE Small Cap Equity Fund	none
CORE International Equity Fund	Credit Suisse Group	$2,046
	UBS AG	831
Capital Growth Fund	Merrill Lynch	$7,949
	Morgan Stanley	8,675
Strategic Growth Fund	none
Growth Opportunities Fund	none
Mid Cap Value Fund	Bear Stearns	$8,465
Small Cap Value Fund	none
Large Cap Value Fund	Merrill Lynch	$5,915
	Lehman Brothers	2,485
	Morgan Stanley	1,893
International Equity Fund	Deutsche Bank	$2,688
European Equity Fund	Credit Suisse Group	$1,238
Japanese Equity Fund	none
International Growth Opportunities Fund	none
Emerging Markets Equity Fund	none
Asia Growth Fund	none

Fund	Broker/Dealer	Amount

Research Select Fund	Citigroup	$7,655
Concentrated Growth Fund	none

NET ASSET VALUE

     In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of expenses can otherwise be fairly made.

PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     Average annual total return (Before Taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Average annual total return (After Taxes on Distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     Average annual total return (After Taxes on Distributions and Redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable contingent deferred sales charge (“CDSC”) imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance information which is based on a Fund’s net asset value per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds’ performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

     Each Fund’s performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund’s net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     The CORE Large Cap Growth Fund commenced operations on May 1, 1997. The performance information shown below for periods before that date is for a predecessor separate account managed by the Investment Adviser which converted into Class A Shares as of the commencement date. The performance record of the separate account quoted by the Fund has been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses that were expected to be incurred by the Fund during its initial year of operation. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Service Plans) imposed and other operating expenses. Total return quotations are calculated pursuant to the methodology prescribed by the SEC for standardized performance calculations. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Investment Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account’s performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

     The Service Shares of the Balanced, Capital Growth, Small Cap Value, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth and International Equity Funds commenced operations on August 15, 1997, August 15, 1997, August 15, 1997, March 6, 1996, June 7, 1996, May 1, 1997 and March 6, 1996, respectively. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that class’s inception date (October 12, 1994, April 20, 1990, October 22, 1992, February 5, 1993, May 24, 1991, November 11, 1991 and December 1, 1992 respectively) to the inception dates of Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses incurred by the particular Fund’s Class A Shares. These expenses include asset-based charges (i.e., fees under Distribution and Service Plans) and other operating expenses. Total return quotations are calculated pursuant to SEC-approved methodology. The table set forth below indicates the total return (capital charges plus reinvestment of all distributions) on a hypothetical investment of $1,000 in each of the Funds for the periods indicated. Average Annual Total Return for the Capital Growth Fund is presented in three separate tables, including average annual total return before taxes, after taxes on distributions and after taxes on distributions and sale of fund shares.

(AVERAGE ANNUAL TOTAL RETURN)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge

Balanced Fund	A	10/12/94-8/31/03 – Since inception	6.70%	7.38%	6.02%	6.70%
Balanced Fund	A	9/1/98-8/31/03 – Five years	1.33%	2.48%	1.11%	2.26%
Balanced Fund	A	9/1/02-8/31/03 – One year	2.55%	8.54%	2.32%	8.30%
Balanced Fund	B	5/1/96-8/31/03 – Since inception	4.28%	4.28%	4.06%	4.06%
Balanced Fund	B	9/1/98-8/31/03 – Five years	1.31%	1.72%	1.11%	1.52%
Balanced Fund	B	9/1/02-8/31/03 – One year	2.63%	7.73%	2.40%	7.50%
Balanced Fund	C	8/15/97-8/31/03 – Since inception	0.46%	0.46%	0.24%	0.24%
Balanced Fund	C	9/1/98-8/31/03 – Five years	1.73%	1.73%	1.53%	1.53%
Balanced Fund	C	9/1/02-8/31/03 – One year	6.70%	7.72%	6.47%	7.49%
Balanced Fund	Institutional	8/15/97-8/31/03 – Since inception	N/A	1.60%	N/A	1.37%
Balanced Fund	Institutional	9/1/98-8/31/03 – Five years	N/A	2.92%	N/A	2.71%
Balanced Fund	Institutional	9/1/02-8/31/03 – One year	N/A	8.95%	N/A	8.72%
Balanced Fund	Service	10/12/94-8/31/03 – Since inception	N/A	7.28%	N/A	6.66%
Balanced Fund	Service	9/1/98-8/31/03 – Five years	N/A	2.36%	N/A	2.15%
Balanced Fund	Service	9/1/02-8/31/03 – One year	N/A	8.53%	N/A	8.30%
Growth and Income	A	2/5/93-8/31/03 – Since inception	6.29%	6.86%	5.97%	6.54%
Growth and Income	A	9/1/93-8/31/03 – Ten years	6.01%	6.61%	5.80%	6.40%
Growth and Income	A	9/1/98-8/31/03 – Five years	-1.85%	-0.73%	-1.87%	-0.76%
Growth and Income	A	9/1/02-8/31/03 – One year	2.29%	8.25%	2.25%	8.21%
Growth and Income	B	5/1/96-8/31/03 – Since inception	2.21%	2.21%	2.20%	2.20%
Growth and Income	B	9/1/98-8/31/03 – Five years	-1.88%	-1.48%	-1.89%	-1.50%
Growth and Income	B	9/1/02-8/31/03 – One year	2.39%	7.43%	2.35%	7.39%
Growth and Income	C	8/15/97-8/31/03 – Since inception	-3.93%	-3.93%	-3.95%	-3.95%
Growth and Income	C	9/1/98-8/31/03 – Five years	-1.48%	-1.48%	-1.50%	-1.50%
Growth and Income	C	9/1/02-8/31/03 – One year	6.38%	7.39%	6.34%	7.34%
Growth and Income	Institutional	6/3/96-8/31/03 – Since inception	N/A	3.15%	N/A	3.13%
Growth and Income	Institutional	9/1/98-8/31/03 – Five years	N/A	-0.30%	N/A	-0.32%
Growth and Income	Institutional	9/1/02-8/31/03 – One year	N/A	8.63%	N/A	8.59%
Growth and Income	Service	2/5/93-8/31/03 – Since inception	N/A	6.80%	N/A	6.66%
Growth and Income	Service	9/1/93-8/31/03 – Ten years	N/A	6.55%	N/A	6.52%
Growth and Income	Service	9/1/98-8/31/03 – Five years	N/A	-0.82%	N/A	-0.84%
Growth and Income	Service	9/1/02-8/31/03 – One year	N/A	8.14%	N/A	8.10%
CORE Large Cap Value	A	12/31/98-8/31/03 – Since inception	-1.12%	0.08%	-1.35%	-0.15%
CORE Large Cap Value	A	09/1/02-8/31/03 – One year	3.65%	9.70%	3.53%	9.58%

(AVERAGE ANNUAL TOTAL RETURN)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge

CORE Large Cap Value	B	12/31/98-8/31/03 – Since inception	-1.13%	-0.70%	-1.36%	-0.93%
CORE Large Cap Value	B	09/1/02-8/31/03 – One year	3.81%	8.83%	3.69%	8.71%
CORE Large Cap Value	C	12/31/98-8/31/03 – Since inception	-0.66%	-0.66%	-0.89%	-0.89%
CORE Large Cap Value	C	09/2/02-8/31/03 – One year	7.95%	8.95%	7.83%	8.83%
CORE Large Cap Value	Institutional	12/31/98-8/31/03 – Since inception	N/A	0.44%	N/A	0.20%
CORE Large Cap Value	Institutional	09/1/02-8/31/03 – One year	N/A	10.03%	N/A	9.91%
CORE Large Cap Value	Service	12/31/98-8/31/03 – Since inception	N/A	-0.03%	N/A	-0.26%
CORE Large Cap Value	Service	09/1/02-8/31/03 – One year	N/A	9.58%	N/A	9.46%
CORE U.S. Equity	A	5/24/91-8/31/03 – Since inception	8.67%	9.17%	8.48%	8.98%
CORE U.S. Equity	A	9/1/93-8/31/03 – Ten years	8.97%	9.59%	8.81%	9.43%
CORE U.S. Equity	A	9/1/98-8/31/03 – Five years	1.45%	2.60%	1.34%	2.50%
CORE U.S. Equity	A	9/1/02-8/31/03 – One year	5.76%	11.90%	5.64%	11.77%
CORE U.S. Equity	B	5/1/96-8/31/03 – Since inception	5.93%	5.93%	5.84%	5.84%
CORE U.S. Equity	B	9/1/98-8/31/03 – Five years	1.43%	1.84%	1.34%	1.75%
CORE U.S. Equity	B	9/1/02-8/31/03 – One year	6.10%	11.10%	5.97%	10.97%
CORE U.S. Equity	C	8/15/97-8/31/03 – Since inception	1.37%	1.37%	1.25%	1.25%
CORE U.S. Equity	C	9/1/98-8/31/03 – Five years	1.84%	1.84%	1.75%	1.75%
CORE U.S. Equity	C	9/1/02-8/31/03 – One year	10.15%	11.15%	10.02%	11.02%
CORE U.S. Equity	Institutional	6/15/95-8/31/03 – Since inception	N/A	9.31%	N/A	9.16%
CORE U.S. Equity	Institutional	9/1/98-8/31/03 – Five years	N/A	3.02%	N/A	2.92%
CORE U.S. Equity	Institutional	9/1/02-8/31/03 – One year	N/A	12.40%	N/A	12.27%
CORE U.S. Equity	Service	5/24/91-8/31/03 – Since inception	N/A	9.15%	N/A	9.03%
CORE U.S. Equity	Service	9/1/93-8/31/03 – Ten years	N/A	9.57%	N/A	9.48%
CORE U.S. Equity	Service	9/1/98-8/31/03 – Five years	N/A	2.51%	N/A	2.39%
CORE U.S. Equity	Service	9/1/02-8/31/03 – One year	N/A	11.83%	N/A	11.71%
CORE Large Cap Growth	A	11/11/91-8/31/03 – Since inception	9.28%	9.82%	9.08%	9.62%
CORE Large Cap Growth	A	9/1/93 – 8/31/03 – Ten years	9.31%	9.96%	9.07%	9.72%
CORE Large Cap Growth	A	9/1/98-8/31/03 – Five years	-1.89%	-0.77%	-2.04%	-0.92%
CORE Large Cap Growth	A	9/1/02-8/31/03 – One year	7.72%	14.02%	7.57%	13.87%
CORE Large Cap Growth	B	5/1/97-8/31/03 – Since inception	1.43%	1.43%	1.13%	1.13%
CORE Large Cap Growth	B	9/1/98-8/31/03 – Five years	-1.91%	-1.51%	-2.05%	-1.65%
CORE Large Cap Growth	B	9/1/02-8/31/03 – One year	8.19%	13.19%	8.04%	13.04%
CORE Large Cap Growth	C	8/15/97-8/31/03 – Since inception	-1.23%	-1.23%	-1.43%	-1.43%
CORE Large Cap Growth	C	9/1/98-8/31/03 – Five years	-1.49%	-1.49%	-1.56%	-1.56%
CORE Large Cap Growth	C	9/1/02-8/31/03 – One year	12.19%	13.19%	12.04%	13.04%

(AVERAGE ANNUAL TOTAL RETURN)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge

CORE Large Cap Growth	Institutional	11/11/91-8/31/03 – Since inception	N/A	10.03%	N/A	9.79%
CORE Large Cap Growth	Institutional	9/1/93-8/31/03 – Ten years	N/A	10.21%	N/A	9.93%
CORE Large Cap Growth	Institutional	9/1/98-8/31/03 – Five years	N/A	-0.37%	N/A	-0.65%
CORE Large Cap Growth	Institutional	9/1/02-8/31/03 – One year	N/A	14.47%	N/A	14.32%
CORE Large Cap Growth	Service	11/11/91-8/31/03 – Since inception	N/A	9.75%	N/A	9.60%
CORE Large Cap Growth	Service	9/1/93-8/31/03 – Ten years	N/A	9.88%	N/A	9.70%
CORE Large Cap Growth	Service	9/1/98-8/31/03 – Five years	N/A	-0.85%	N/A	-0.94%
CORE Large Cap Growth	Service	9/1/02-8/31/03 – One year	N/A	13.87%	N/A	13.73%
CORE Small Cap Equity	A	8/15/97-8/31/03 – Since inception	4.10%	5.07%	3.57%	4.54%
CORE Small Cap Equity	A	9/1/98-8/31/03 – Five years	8.38%	9.60%	8.08%	9.30%
CORE Small Cap Equity	A	9/1/02-8/31/03 – One year	17.27%	24.04%	17.06%	23.82%
CORE Small Cap Equity	B	8/15/97-8/31/03 – Since inception	4.29%	4.29%	3.80%	3.80%
CORE Small Cap Equity	B	9/1/98-8/31/03 – Five years	8.43%	8.77%	8.15%	8.48%
CORE Small Cap Equity	B	9/1/02-8/31/03 – One year	18.03%	23.03%	17.81%	22.81%
CORE Small Cap Equity	C	8/15/97-8/31/03 – Since inception	4.33%	4.33%	3.84%	3.84%
CORE Small Cap Equity	C	9/1/98-8/31/03 – Five years	8.79%	8.79%	8.50%	8.50%
CORE Small Cap Equity	C	9/1/02-8/31/03 – One year	22.09%	23.09%	21.87%	22.87%
CORE Small Cap Equity	Institutional	8/15/97-8/31/03 – Since inception	N/A	5.47%	N/A	4.98%
CORE Small Cap Equity	Institutional	9/1/98-8/31/03 – Five years	N/A	10.03%	N/A	9.73%
CORE Small Cap Equity	Institutional	9/1/02-8/31/03 – One Year	N/A	24.50%	N/A	24.28%
CORE Small Cap Equity	Service	8/15/97-8/31/03 – Since inception	N/A	4.98%	N/A	4.47%
CORE Small Cap Equity	Service	9/1/98-8/31/03 – Five years	N/A	9.48%	N/A	9.18%
CORE Small Cap Equity	Service	9/1/02-8/31/03 – One year	N/A	23.87%	N/A	23.65%
CORE International Equity	A	8/15/97-8/31/03 – Since inception	-3.69%	-2.79%	-4.10%	-3.20%
CORE International Equity	A	9/1/98-8/31/03 – Five years	-1.64%	-0.53%	-1.78%	-0.67%
CORE International Equity	A	9/1/02-8/31/03 – One year	-0.80%	5.00%	-0.98%	4.82%
CORE International Equity	B	8/15/97-8/31/03 – Since inception	-3.25%	-3.25%	-3.63%	-3.63%
CORE International Equity	B	9/1/98-8/31/03 – Five years	-1.42%	-1.02%	-1.55%	-1.15%
CORE International Equity	B	9/1/02-8/31/03 – One year	-0.55%	4.45%	-0.72%	4.28%
CORE International Equity	C	8/15/97-8/31/03 – Since inception	-3.24%	-3.24%	-3.62%	-3.62%
CORE International Equity	C	9/1/98-8/31/03 – Five years	-1.01%	-1.01%	-1.14%	-1.14%
CORE International Equity	C	9/1/02-8/31/03 – One year	3.37%	4.38%	3.20%	4.20%
CORE International Equity	Institutional	8/15/97-8/31/03 – Since inception	N/A	-2.16%	N/A	-2.54%
CORE International Equity	Institutional	9/1/98-8/31/03 – Five years	N/A	0.13%	N/A	0.00%
CORE International Equity	Institutional	9/1/02-8/31/03 – One year	N/A	5.64%	N/A	5.47%

(AVERAGE ANNUAL TOTAL RETURN)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge

CORE International Equity	Service	8/15/97-8/31/03 – Since inception	N/A	-2.62%	N/A	-3.02%
CORE International Equity	Service	9/1/98-8/31/03 – Five years	N/A	-0.36%	N/A	-0.50%
CORE International Equity	Service	9/1/02-8/31/03 – One year	N/A	5.14%	N/A	4.96%
Strategic Growth	A	5/24/99-8/31/03 - Since inception	-6.90%	-5.66%	-7.68%	-6.45%
Strategic Growth	A	9/1/02-8/31/03 – One year	5.99%	12.09%	5.80%	11.90%
Strategic Growth	B	5/24/99-8/31/03 – Since inception	-6.79%	-6.35%	-7.57%	-7.13%
Strategic Growth	B	9/1/02-8/31/03 – One year	6.19%	11.19%	6.01%	11.01%
Strategic Growth	C	5/24/99-8/31/03 – Since inception	-6.32%	-6.32%	-7.10%	-7.10%
Strategic Growth	C	9/1/02-8/31/03 – One year	10.18%	11.18%	9.99%	10.99%
Strategic Growth	Institutional	5/24/99-8/31/03 – Since inception	N/A	-5.26%	N/A	-6.05%
Strategic Growth	Institutional	9/1/02-8/31/03 – One Year	N/A	12.48%	N/A	12.30%
Strategic Growth	Service	5/24/99-8/31/03 – Since inception	N/A	-5.58%	N/A	-6.37%
Strategic Growth	Service	9/1/02-8/31/03 – One year	N/A	12.20%	N/A	12.01%
Growth Opportunities	A	5/24/99-8/31/03 – Since inception	13.57%	15.08%	12.60%	14.11%
Growth Opportunities	A	9/1/02-8/31/03 – One year	16.57%	23.35%	16.57%	23.35%
Growth Opportunities	B	5/24/99-8/31/03 – Since inception	14.08%	14.40%	13.12%	13.43%
Growth Opportunities	B	9/1/02-8/31/03 – One year	17.40%	22.40%	17.40%	22.40%
Growth Opportunities	C	5/24/99-8/31/03 – Since inception	14.23%	14.23%	13.27%	13.27%
Growth Opportunities	C	9/1/02-8/31/03 – One year	21.49%	22.49%	21.49%	22.49%
Growth Opportunities	Institutional	5/24/99-8/31/03 – Since inception	N/A	15.53%	N/A	14.55%
Growth Opportunities	Institutional	9/1/02-8/31/03 – One year	N/A	23.83%	N/A	23.83%
Growth Opportunities	Service	5/24/99-8/31/03 – Since inception	N/A	14.94%	N/A	13.97%
Growth Opportunities	Service	9/1/02-8/31/03 – One year	N/A	23.24%	N/A	23.24%
Mid Cap Value	A	8/15/97-8/31/03 – Since inception	5.92%	6.91%	5.87%	6.87%
Mid Cap Value	A	9/1/98-8/31/03 – Five years	11.19%	12.45%	11.15%	12.41%
Mid Cap Value	A	9/1/02-8/31/03 – One year	1.94%	7.88%	1.94%	7.88%
Mid Cap Value	B	8/15/97-8/31/03 – Since inception	6.16%	6.16%	6.12%	6.12%
Mid Cap Value	B	9/1/98-8/31/03 – Five years	11.29%	11.60%	11.27%	11.58%
Mid Cap Value	B	9/1/02-8/31/03 – One year	1.97%	7.09%	1.97%	7.09%
Mid Cap Value	C	8/15/97-8/31/03 – Since inception	6.16%	6.16%	6.11%	6.11%
Mid Cap Value	C	9/1/98-8/31/03 – Five years	11.57%	11.57%	11.55%	11.55%
Mid Cap Value	C	9/1/02-8/31/03 – One year	6.05%	7.07%	6.05%	7.07%
Mid Cap Value	Institutional	8/1/95-8/31/03 – Since inception	N/A	12.56%	N/A	12.50%
Mid Cap Value	Institutional	9/1/98-8/31/03 – Five years	N/A	12.86%	N/A	12.84%

(AVERAGE ANNUAL TOTAL RETURN)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge

Mid Cap Value	Institutional	9/1/02-8/31/03 – One year	N/A	8.34%	N/A	8.34%
Mid Cap Value	Service	7/18/97-8/31/03 – Since inception	N/A	7.21%	N/A	7.17%
Mid Cap Value	Service	9/1/98-8/31/03 – Five years	N/A	12.32%	N/A	12.29%
Mid Cap Value	Service	9/1/02-8/31/03 – One year	N/A	7.83%	N/A	7.83%
Small Cap Value	A	10/22/92-8/31/03 – Since inception	11.04%	11.62%	10.84%	11.42%
Small Cap Value	A	9/1/93-8/31/03 – Ten years	8.25%	8.86%	8.08%	8.69%
Small Cap Value	A	9/1/98-8/31/03 – Five years	13.21%	14.50%	13.13%	14.42%
Small Cap Value	A	9/1/02-8/31/03 – One year	15.04%	21.75%	15.04%	21.74%
Small Cap Value	B	5/1/96-8/31/03 – Since inception	9.26%	9.26%	9.22%	9.22%
Small Cap Value	B	9/1/98-8/31/03 – Five years	13.34%	13.60%	13.28%	13.54%
Small Cap Value	B	9/1/02-8/31/03 – One year	15.84%	20.84%	15.83%	20.84%
Small Cap Value	C	8/15/97-8/31/03 – Since inception	7.28%	7.28%	7.24%	7.24%
Small Cap Value	C	9/1/98-8/31/03 – Five years	13.58%	13.58%	13.52%	13.52%
Small Cap Value	C	9/1/02-8/31/03 – One year	19.82%	20.82%	19.81%	20.81%
Small Cap Value	Institutional	8/15/97-8/31/03 – Since inception	N/A	8.54%	N/A	8.49%
Small Cap Value	Institutional	9/1/98-8/31/03 – Five years	N/A	14.93%	N/A	14.86%
Small Cap Value	Institutional	9/1/02-8/31/03 – One year	N/A	22.22%	N/A	22.21%
Small Cap Value	Service	10/22/92-8/31/03 – Since inception	N/A	11.55%	N/A	11.22%
Small Cap Value	Service	9/1/93-8/31/03 – Ten years	N/A	8.79%	N/A	8.47%
Small Cap Value	Service	9/1/98-8/31/03 – Five years	N/A	14.36%	N/A	14.29%
Small Cap Value	Service	9/1/02-8/31/03 – One year	N/A	21.60%	N/A	21.60%
Large Cap Value	A	12/15/99-8/31/03 – Since inception	-1.37%	0.14%	-1.94%	-0.43%
Large Cap Value	A	9/1/02-8/31/03 – One year	1.82%	7.77%	1.77%	7.72%
Large Cap Value	B	12/15/99-8/31/03 – Since inception	-1.45%	-0.64%	-2.02%	-1.21%
Large Cap Value	B	9/1/02-8/31/03 – One year	1.87%	6.92%	1.83%	6.87%
Large Cap Value	C	12/15/99-8/31/03 – Since inception	-0.63%	-0.63%	-1.20%	-1.20%
Large Cap Value	C	9/1/02-8/31/03 – One year	6.02%	7.03%	5.98%	6.98%
Large Cap Value	Institutional	12/15/99-8/31/03 – Since inception	N/A	0.52%	N/A	-0.06%
Large Cap Value	Institutional	9/1/02-8/31/03 – One year	N/A	8.27%	N/A	8.22%
Large Cap Value	Service	12/15/99-8/31/03 – Since inception	N/A	0.14%	N/A	-0.44%
Large Cap Value	Service	9/1/02-8/31/03 – One year	N/A	7.74%	N/A	7.69%
International Equity	A	12/1/92-8/31/03 – Since inception	3.66%	4.21%	3.52%	4.07%
International Equity	A	9/1/93-8/31/03 – Ten years	2.54%	3.12%	2.42%	3.00%
International Equity	A	9/1/98-8/31/03 – Five years	-3.69%	-2.59%	-3.73%	-2.64%

(AVERAGE ANNUAL TOTAL RETURN)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge

International Equity	A	9/1/02-8/31/03 – One year	-1.03%	4.69%	-1.10%	4.62%
International Equity	B	5/1/96-8/31/03 – Since inception	-0.05%	-0.05%	-0.12%	-0.12%
International Equity	B	9/1/98-8/31/03 – Five years	-3.47%	-3.08%	-3.52%	-3.13%
International Equity	B	9/1/02-8/31/03 – One year	-0.87%	4.17%	-0.94%	4.10%
International Equity	C	8/15/97-8/31/03 – Since inception	-3.14%	-3.14%	-3.20%	-3.20%
International Equity	C	9/1/98-8/31/03 – Five years	-3.08%	-3.08%	-3.13%	-3.13%
International Equity	C	9/1/02-8/31/03 – One year	3.15%	4.17%	3.08%	4.09%
International Equity	Institutional	2/7/96-8/31/03 – Since inception	N/A	2.16%	N/A	2.09%
International Equity	Institutional	9/1/98-8/31/03 – Five years	N/A	-1.97%	N/A	-2.02%
International Equity	Institutional	9/1/02-8/31/03 – One year	N/A	5.39%	N/A	5.32%
International Equity	Service	12/1/92-8/31/03 – Since inception	N/A	4.32%	N/A	3.91%
International Equity	Service	9/1/93-8/31/03 – Ten years	N/A	3.24%	N/A	2.82%
International Equity	Service	9/1/98-8/31/03 – Five years	N/A	-2.43%	N/A	-2.48%
International Equity	Service	9/1/02-8/31/03 – One year	N/A	4.93%	N/A	4.85%
European Equity	A	10/1/98-8/31/03 – Since inception	-0.79%	0.36%	-1.39%	-0.24%
European Equity	A	9/1/02-8/31/03 – One year	1.87%	7.74%	0.74%	6.60%
European Equity	B	10/1/98-8/31/03 – Since inception	-0.56%	-0.15%	-1.16%	-0.75%
European Equity	B	9/1/02-8/31/03 – One year	2.23%	7.23%	1.10%	6.10%
European Equity	C	10/1/98-8/31/03 – Since inception	-0.15%	-0.15%	-0.75%	-0.75%
European Equity	C	9/1/02-8/31/03 – One year	6.09%	7.09%	4.96%	5.96%
European Equity	Institutional	10/1/98-8/31/03 – Since inception	N/A	0.99%	N/A	0.38%
European Equity	Institutional	9/1/02-8/31/03 – One year	N/A	8.49%	N/A	7.35%
European Equity	Service	10/1/98-8/31/03 – Since inception	N/A	0.54%	N/A	-0.08%
European Equity	Service	9/1/02-8/31/03 – One year	N/A	7.96%	N/A	6.83%
Japanese Equity Fund	A	5/1/98-8/31/03 – Since inception	-2.98%	-1.95%	-4.08%	-3.05%
Japanese Equity Fund	A	9/1/98-8/31/03 – Five years	-2.00%	-0.88%	-3.01%	-1.89%
Japanese Equity Fund	A	9/1/02-8/31/03 – One year	-9.33%	-4.03%	-10.59%	-5.29%
Japanese Equity Fund	B	5/1/98-8/31/03 – Since inception	-2.63%	-2.44%	-3.73%	-3.54%
Japanese Equity Fund	B	9/1/98-8/31/03 – Five years	-1.79%	-1.39%	-2.80%	-2.40%
Japanese Equity Fund	B	9/1/02-8/31/03 – One year	-9.53%	-4.77%	-10.79%	-6.03%
Japanese Equity Fund	C	5/1/98-8/31/03 – Since inception	-2.43%	-2.43%	-3.53%	-3.53%
Japanese Equity Fund	C	9/1/98-8/31/03 – Five years	-1.38%	-1.38%	-2.39%	-2.39%
Japanese Equity Fund	C	9/1/02-8/31/03 – One year	-5.60%	-4.65%	-6.86%	-5.91%
Japanese Equity Fund	Institutional	5/1/98-8/31/03 – Since inception	N/A	-1.37%	N/A	-2.48%
Japanese Equity Fund	Institutional	9/1/98-8/31/03 – Five years	N/A	-0.27%	N/A	-1.30%

(AVERAGE ANNUAL TOTAL RETURN)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge

Japanese Equity Fund	Institutional	9/1/02-8/31/03 – One year	N/A	-3.54%	N/A	-4.82%
Japanese Equity Fund	Service	5/1/98-8/31/03 – Since inception	N/A	-1.82%	N/A	-2.93%
Japanese Equity Fund	Service	9/1/98-8/31/03 – Five years	N/A	-0.74%	N/A	-1.76%
Japanese Equity Fund	Service	9/1/02-8/31/03 – One year	N/A	-3.86%	N/A	-5.13%
International Growth Opportunities	A	5/1/98-8/31/03 – Since inception	-0.45%	0.61%	-0.97%	0.09%
International Growth Opportunities	A	9/1/98-8/31/03 – Five years	0.81%	1.97%	0.37%	1.52%
International Growth Opportunities	A	9/1/02-8/31/03 – One year	9.50%	15.83%	8.63%	14.96%
International Growth Opportunities	B	5/1/98-8/31/03 – Since inception	-0.04%	0.15%	-0.55%	-0.37%
International Growth Opportunities	B	9/1/98-8/31/03 – Five years	1.07%	1.47%	0.62%	1.03%
International Growth Opportunities	B	9/1/02-8/31/03 – One year	10.11%	15.11%	9.24%	14.24%
International Growth Opportunities	C	5/1/98-8/31/03 – Since inception	0.13%	0.13%	-0.39%	-0.39%
International Growth Opportunities	C	9/1/98-8/31/03 – Five years	1.45%	1.45%	1.01%	1.01%
International Growth Opportunities	C	9/1/02-8/31/03 – One year	14.13%	15.13%	13.26%	14.26%
International Growth Opportunities	Institutional	5/1/98-8/31/03 – Since inception	N/A	1.25%	N/A	0.73%
International Growth Opportunities	Institutional	9/1/98-8/31/03 – Five years	N/A	2.60%	N/A	2.15%
International Growth Opportunities	Institutional	9/1/02-8/31/03 – One year	N/A	16.46%	N/A	15.59%
International Growth Opportunities	Service	5/1/98-8/31/03 – Since inception	N/A	0.75%	N/A	0.23%
International Growth Opportunities	Service	9/1/98-8/31/03 – Five years	N/A	2.12%	N/A	1.67%
International Growth Opportunities	Service	9/1/02-8/31/03 – One year	N/A	15.98%	N/A	15.11%
Emerging Markets Equity	A	12/15/97-8/31/03 – Since inception	-1.10%	-0.12%	-1.46%	-0.48%

(AVERAGE ANNUAL TOTAL RETURN)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge

Emerging Markets Equity	A	9/1/98-8/31/03 - Five years	8.58%	9.81%	8.29%	9.52%
Emerging Markets Equity	A	9/1/02-8/31/03 - One year	20.90%	28.01%	20.70%	27.81%
Emerging Markets Equity	B	12/15/97-8/31/03 - Since inception	-0.75%	-0.57%	-1.07%	-0.89%
Emerging Markets Equity	B	9/1/98-8/31/03 - Five years	8.93%	9.24%	8.70%	9.00%
Emerging Markets Equity	B	9/1/02-8/31/03 - One year	22.29%	27.29%	22.08%	27.08%
Emerging Markets Equity	C	12/15/97-8/31/03 - Since inception	-0.59%	-0.59%	-0.91%	-0.91%
Emerging Markets Equity	C	9/1/98-8/31/03 - Five years	9.18%	9.18%	8.95%	8.95%
Emerging Markets Equity	C	9/1/02-8/31/03 - One year	26.10%	27.10%	25.90%	26.90%
Emerging Markets Equity	Institutional	12/15/97-8/31/03 - Since inception	N/A	0.57%	N/A	0.21%
Emerging Markets Equity	Institutional	9/1/98-8/31/03 - Five years	N/A	10.50%	N/A	10.22%
Emerging Markets Equity	Institutional	9/1/02-8/31/03 - One year	N/A	28.77%	N/A	28.56%
Emerging Markets Equity	Service	12/15/97-8/31/03 - Since inception	N/A	-0.26%	N/A	-0.50%
Emerging Markets Equity	Service	9/1/98-8/31/03 - Five years	N/A	10.16%	N/A	9.88%
Emerging Markets Equity	Service	9/1/02-8/31/03 - One year	N/A	28.15%	N/A	27.94%
Asia Growth	A	7/8/94-8/31/03 - Since inception	-4.69%	-4.10%	-5.26%	-4.67%
Asia Growth	A	9/1/98-8/31/03 - Five years	7.95%	9.17%	7.00%	8.22%
Asia Growth	A	9/1/02-8/31/03 - One year	2.29%	8.20%	0.76%	6.66%
Asia Growth	B	5/1/96-8/31/03 - Since inception	-8.42%	-8.42%	-8.98%	-8.98%
Asia Growth	B	9/1/98-8/31/03 - Five Years	8.36%	8.65%	7.41%	7.70%
Asia Growth	B	9/1/02-8/31/03 - One year	2.62%	7.62%	1.09%	6.09%
Asia Growth	C	8/15/97-8/31/03 - Since inception	-8.78%	-8.78%	-9.49%	-9.49%
Asia Growth	C	9/1/98-8/31/03 - Five years	8.62%	8.62%	7.67%	7.67%
Asia Growth	C	9/1/02-8/31/03 - One year	6.53%	7.53%	5.00%	6.00%
Asia Growth	Institutional	2/2/96-8/31/03 - Since inception	N/A	-6.55%	N/A	-7.15%
Asia Growth	Institutional	9/1/98-8/31/03 - Five Years	N/A	10.03%	N/A	9.08%
Asia Growth	Institutional	9/1/02-8/31/03 - One year	N/A	9.35%	N/A	7.80%
Research Select**	A	6/19/00-8/31/03 - Since inception	-17.79%	-16.33%	-17.85%	-16.39%
Research Select**	A	9/1/02-8/31/03 - One Year	7.01%	13.23%	6.94%	13.16%
Research Select**	B	6/19/00-8/31/03 - Since inception	-17.72%	-16.93%	-17.78%	-17.00%
Research Select**	B	9/1/02-8/31/03 - One Year	7.65%	12.65%	7.59%	12.59%
Research Select**	C	6/19/00-8/31/03 - Since inception	-16.93%	-16.93%	-16.99%	-16.99%
Research Select**	C	9/1/02-8/31/03 - One Year	11.42%	12.42%	11.36%	12.36%
Research Select**	Institutional	6/19/00-8/31/03 - Since inception	N/A	-15.96%	N/A	-16.03%
Research Select**	Institutional	9/1/02-8/31/03 - One Year	N/A	13.92%	N/A	13.85%
Research Select**	Service	6/19/00-8/31/03 - Since Inception	N/A	-16.37%	N/A	-16.44%

(AVERAGE ANNUAL TOTAL RETURN)

Assuming No Voluntary
Waiver of Fees and No
Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge

Research Select**	Service	9/1/02-8/31/03 – One year	N/A	13.25%	N/A	13.18%
Concentrated Growth	A	9/3/02-8/31/03 – Since Inception	10.02%***	16.40%***	7.75%***	14.13%***
Concentrated Growth	B	9/3/02-8/31/03 – Since Inception	10.60%***	15.60%***	8.42%***	13.42%***
Concentrated Growth	C	9/3/02-8/31/03 – Since Inception	14.50%***	15.50%***	12.36%***	13.36%***
Concentrated Growth	Institutional	9/3/02-8/31/03 – Since Inception	N/A	16.80%***	N/A	14.50%***
Concentrated Growth	Service	9/3/02-8/31/03 – Since Inception	N/A	16.40%***	N/A	14.08%***

All returns are average annual total returns.

*	Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

**	From June 19, 2000 to September 22, 2002, under normal circumstances, the Research Select Fund purchased only equity securities that were included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. On September 23, 2002, certain changes to the Fund’s portfolio management team and principal investment strategies became effective on September 23, 2002, and the Fund no longer invests in the U.S. Select List which has been discontinued.

***	Not annualized.

CAPITAL GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

				Assuming No Voluntary
				Waiver of Fees and No
				Expense Reimbursements

		Assumes		Assumes
		Maximum	Assumes	Maximum	Assumes
		Applicable	No Sales	Applicable	No Sales
Class	Time Period	Sales Charge	Charge	Sales Charge	Charge

A	4/20/90-8/31/03 – Since inception	10.66%	11.13%	10.45%	10.92%
A	9/1/93-8/31/03 – Ten years	8.91%	9.52%	8.75%	9.37%
A	9/1/98-8/31/03 – Five years	1.24%	2.40%	1.20%	2.35%
A	9/1/02-8/31/03 – One year	4.47%	10.56%	4.38%	10.47%
B	5/1/96-8/31/03 – Since inception	7.04%	7.04%	7.01%	7.01%
B	9/1/98-8/31/03 – Five years	1.21%	1.62%	1.17%	1.58%
B	9/1/02-8/31/03 – One year	4.75%	9.75%	4.67%	9.67%
C	8/15/97-8/31/03 – Since inception	2.59%	2.59%	2.55%	2.55%
C	9/1/98-8/31/03 – Five years	1.65%	1.65%	1.61%	1.61%
C	9/1/02-8/31/03 – One year	8.77%	9.77%	8.68%	9.68%
Institutional	8/15/97-8/31/03 – Since inception	N/A	3.74%	N/A	3.71%
Institutional	9/1/98-8/31/03 – Five years	N/A	2.81%	N/A	2.77%
Institutional	9/1/02-8/31/03 – One year	N/A	11.01%	N/A	10.93%
Service	4/20/90-8/31/03 – Since inception	N/A	11.08%	N/A	10.87%
Service	9/1/93-8/31/03 – Ten years	N/A	9.46%	N/A	9.31%
Service	9/1/98-8/31/03 – Five years	N/A	2.30%	N/A	2.26%
Service	9/1/02-8/31/03 – One year	N/A	10.50%	N/A	10.42%

CAPITAL GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

				Assuming No Voluntary
				Waiver of Fees and No
				Expense Reimbursements

		Assumes		Assumes
		Maximum	Assumes	Maximum	Assumes
		Applicable	No Sales	Applicable	No Sales
Class	Time Period	Sales Charge	Charge	Sales Charge	Charge

A	4/20/90-8/31/03 – Since inception	8.09%	8.54%	7.88%	8.33%
A	9/1/93-8/31/03 – Ten years	6.11%	6.71%	5.95%	6.55%
A	9/1/98-8/31/03 – Five years	0.36%	1.50%	0.31%	1.45%
A	9/1/02-8/31/03 – One year	4.47%	10.56%	4.38%	10.47%
B	5/1/96-8/31/03 – Since inception	5.25%	5.25%	5.22%	5.22%
B	9/1/98-8/31/03 – Five years	-2.75%	0.71%	-2.79%	0.67%
B	9/1/02-8/31/03 – One year	4.75%	9.75%	4.66%	9.66%
C	8/15/97-8/31/03 – Since inception	1.10%	1.10%	1.06%	1.06%
C	9/1/98-8/31/03 – Five years	0.74%	0.74%	0.70%	0.70%
C	9/1/02-8/31/03 – One year	8.77%	9.77%	8.68%	9.68%
Institutional	8/15/97-8/31/03 – Since inception	N/A	2.26%	N/A	2.22%
Institutional	9/1/98-8/31/03 – Five years	N/A	1.92%	N/A	1.88%
Institutional	9/1/02-8/31/03 – One year	N/A	11.01%	N/A	10.92%
Service	4/20/90-8/31/03 – Since inception	N/A	8.49%	N/A	8.28%
Service	9/1/93-8/31/03 – Ten years	N/A	6.64%	N/A	6.48%
Service	9/1/98-8/31/03 – Five years	N/A	1.41%	N/A	1.37%
Service	9/1/02-8/31/03 – One year	N/A	10.50%	N/A	10.41%

CAPITAL GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES

				Assuming No Voluntary
				Waiver of Fees and No
				Expense Reimbursements

		Assumes		Assumes
		Maximum	Assumes	Maximum	Assumes
		Applicable	No Sales	Applicable	No Sales
Class	Time Period	Sales Charge	Charge	Sales Charge	Charge

A	4/20/90-8/31/03 - Since inception	7.93%	8.38%	7.72%	8.17%
A	9/1/93-8/31/03 - Ten years	6.15%	6.70%	5.99%	6.54%
A	9/1/98-8/31/03 - Five years	0.90%	1.89%	0.85%	1.84%
A	9/1/02-8/31/03 - One year	2.90%	6.86%	2.81%	6.77%
B	5/1/96-8/31/03 - Since inception	5.37%	5.37%	5.34%	5.34%
B	9/1/98-8/31/03 – Five years	-2.15%	1.23%	-2.19%	1.19%
B	9/1/02-8/31/03 - One year	1.34%	6.34%	1.25%	6.25%
C	8/15/97-8/31/03 - Since inception	1.72%	1.72%	1.68%	1.68%
C	9/1/98-8/31/03 - Five years	1.25%	1.25%	1.21%	1.21%
C	9/1/02-8/31/03 - One year	5.35%	6.35%	5.26%	6.26%
Institutional	8/15/97-8/31/03 - Since inception	N/A	2.68%	N/A	2.64%
Institutional	9/1/98-8/31/03 - Five years	N/A	2.23%	N/A	2.19%
Institutional	9/1/02-8/31/03 - One year	N/A	7.16%	N/A	7.07%
Service	4/20/90-8/31/03 – Since inception	N/A	8.32%	N/A	8.11%
Service	9/1/93-8/31/03 - Ten years	N/A	6.64%	N/A	6.48%
Service	9/1/98-8/31/03 - Five years	N/A	1.80%	N/A	1.76%
Service	9/1/02-8/31/03 - One year	N/A	6.83%	N/A	6.74%

     A Fund’s performance data will be based on historical results and will not be intended to indicate future performance. A Fund’s total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund. The value of a Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption. Performance may reflect expense limitations in effect. In their absence, performance would be reduced. The Trust may also, at its discretion, from time to time make a list of a Fund’s holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

SHARES OF THE TRUST

     The Funds, except the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Research Select and Concentrated Growth Funds, were reorganized on April 30, 1997 from series of a Maryland corporation to part of Goldman Sachs Trust, a Delaware statutory trust, established by a Declaration of Trust dated January 28, 1997.

     The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. The Act requires that where more than one class or series of shares exists each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectuses.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution’s customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. (the “NASD”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares (0.50% with respect to the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets and Asia Growth Funds). With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

     Class B Shares of the Funds are sold subject to a CDSC of up to 5.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     Class C Shares of the Funds are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

     As of November 30, 2003 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Balanced Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (54%); Class B Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (7%).

     As of November 30, 2003 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Growth and Income Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (64%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Value Fund: Class A Shares, IMS & Co., For the Exclusive Benefit of Various IMS Customers, P.O. Box 3865, Englewood, CO 80155-3865 (8%); Institutional Class Shares, State Street Bank & Trust Co. fbo Goldman Sachs Growth and Income Strategy, Omnibus a/c – CORE Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (20%); State Street Bank & Trust Co., Goldman Sachs Growth Strategy, Omnigus a/c – CORE Large Cap Value, P.O. Box 1713, Boston, MA 02105-1713 (19%) State Street Bank & Trust Co., Goldman Sachs Balanced Strategy a/c – CORE Large Cap Value Fund, P.O. Box 1713, Boston MA 02105-1713, Boston MA 02105-1713 (6%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE U.S. Equity Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (23%); Institutional Class Shares, State Street Bank & Trust, GS Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105 (14%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Growth Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (7%); Charles Schwab & Co., Inc., Special Custody Account for Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104-4122 (5%); Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Growth Strategy, Omnibus a/c CORE Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (11%); State Street Bank & Trust, fbo Goldman Sachs Growth and Income Strategy, Omnibus a/c CORE Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (10%); State Street Bank & Trust, fbo Goldman Sachs Aggressive Growth Strategy, Omnibus a/c CORE Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (6%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Small Cap Equity Fund: Institutional Class Shares, State Street Bank & Trust Co., 65 Profit Sharing Master Trust, Attn: Jen Consigl, 105 Rosemont Rd., Westwood, MA 02090-2318 (6%); Service Class Shares, Trustmark National Bank, fbo Various Trust Accounts, 248 E. Capital Street, Jackson, MS 39201-2503 (17%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE International Equity Fund: Class A Shares, IMS & Co., for the exclusive benefit of various IMS customers, P.O. Box 3865, Englewood, CO 80155-3865 (9%); Institutional Class Shares, State Street Bank & Trust Co., Goldman Sachs Growth and Income Strategy, Omnibus a/c CORE International Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (20%); State Street Bank & Trust Co., Goldman Sachs Growth Strategy, Omnibus a/c CORE International Equity, P.O. Box 1713, Boston, MA 02105-1713 (20%); State Street Bank & Trust Co., Goldman Sachs Aggressive Growth, Omnibus a/c CORE International Equity, P.O. Box 1713, Boston, MA 02105-1713 (12%); State Street Bank & Trust Co., Goldman Sachs Balanced Strategy, Omnibus a/c CORE International Equity, P.O. Box 1713, Boston, MA 02105-1713 (6%).

     As of November 30, 2003 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Capital Growth Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MO 63043-3009 (15%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Strategic Growth Fund: Class A Shares, Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Service Team Sec # 97PR7, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246-6484 (12%); Service Shares, Charles Schwab & Co. Inc., Special Custody Account for Benefit of Customers, Attn: Mutual Funds, 9601 Panorama Circle, Mailstop DEN 2 – 02-052, Englewood, CO 80112-3441 (6%).

     As of November 30, 2003 the following entity owned of record or beneficially more than 5% of the outstanding shares of Growth Opportunities Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MO 63043-3009 (6%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Mid Cap Value Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MO 63043-3009 (10%); Charles Schwab & Co. Inc., Special Custody Account for Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104-4122 (6%); Institutional Class Shares, State Street Bank & Trust, GS Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105 (17%).

     As of November 30, 2003 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Small Cap Value Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (11%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Large Cap Value Fund: Institutional Class Shares, State Street Bank & Trust, GS Profit Sharing Master Trust, Attn: Lisa Duncan, 105 Rosemont Rd., Westwood, MA 02040-2318 (5%); A.G. Edwards Trust Co., fbo trust clients, P.O. Box 66734, St. Louis, MO 63166-6734 (8%).

     As of November 30, 2003 the following entity owned of record or beneficially more than 5% of the outstanding shares of the International Equity Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (17%).

     As of November 30, 2003 the following entity owned of record or beneficially more than 5% of the outstanding shares of the European Equity Fund: Class A Shares, Goldman Sachs & Co., fbo its customer, 85 Broad Street, New York, NY 10004-2434 (23%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Japanese Equity Fund: Class A Shares, Goldman Sachs & Co., fbo its customers, 85 Broad Street, New York, NY 10004-2434 (7%); Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246-6484 (5%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the International Growth Opportunities Fund: Class A Shares, FTC & Co., P.O. Box 173736, Denver, CO 80217 (18%); Institutional Class Shares, Goldman Sachs & Co., fbo its customers, 85 Broad Street, New York, NY 10004-2434 (31%); Dane & Co., State Street Corp., 1200 Crown Colony Drive, 3rd Floor, Quincy, MA 02169-0938 (9%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Emerging Markets Equity Fund: Class A Shares, IMS & Co., for the exclusive benefit of various IMS customers, P.O. Box 3865, Englewood, CO 80155-3865 (7%); Institutional Class Shares, State Street Bank & Trust, fbo Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (16%); State Street Bank & Trust, fbo Goldman Sachs Growth & Income, P.O. Box 1713, Boston, MA 02105-1713 (16%); State Street Bank & Trust, fbo Goldman Sachs Aggressive Growth, 4900 Sears Tower, Chicago, IL 60606-6372 (11%); Bost & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198 (9%).

     As of November 30, 2003 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Asia Growth Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (16%).

     As of November 30, 2003 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Research Select Fund: Class B Shares, Prudential Securities Inc., special custody account for exclusive benefit of customers, 1 New York Plaza, New York, NY 10292-00001 (6%).

     As of November 30, 2003 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Concentrated Growth Fund: Institutional Class Shares, Wells Fargo Bank MN, N.A. FBO Alaska Railroad Corp., P.O. Box 1533, Minneapolis, MN 55480-1533 (11%). Charles Schwab & Co. Inc., special custody account fbo its customers, 9601 E. Panorama Circle, Mailstop DEN2-02-052, Englewood, CO 80112-3441 (7%).

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General

     Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of such Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S.

tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a

Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At August 31, 2003 the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes, expiring in the year indicated: Balanced Fund, $18,161,826 (expires 2009-2011); Growth and Income Fund, $145,891,005 (expires 2008-2011); Large Cap Value Fund, $31,091,722 (expires 2009-2011); Mid Cap Value Fund, $14,435,189 (expires 2011); CORE Large Cap Value Fund, $29,146,806 (expires 2009-2011); CORE U.S. Equity Fund, $166,451,589 (expires 2009-2011); CORE Large Cap Growth Fund, $345,842,300 (expires 2010-2011); CORE International Equity Fund, $98,697,552 (expires 2009-2011); Capital Growth Fund, $462,284,117 (expires 2010-2011); Strategic Growth Fund, $45,955,153 (expires 2010-2011); Growth Opportunities Fund, $137,871,085 (expires 2010-2011); International Equity Fund, $514,247,527 (expires 2009-2011); European Equity Fund $32,665,211 (expires 2010-2011); Japanese Equity Fund, $24,967,906 (expires 2010-2011); International Growth Opportunities Fund, $156,002,452 (expires 2009-2011); Emerging Markets Equity Fund, $37,831,876 (expires 2009-2011); Asia Growth Fund, $90,916,038 (expires 2005-2011); and Research Select Fund, $496,839,613 (expires 2009-2011). These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the

Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds make this election, their respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their share of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the CORE International Equity, International Equity, European Equity,

Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by that Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds file the election described above, shareholders will be notified of the amount of (i) each shareholder’s pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions

     For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of a Fund’s distributions that qualify for these lower rates may be reduced as a result of a Fund’s securities lending activities. Distributions designated as derived from a Fund’s dividend income, if any, that would be eligible for the dividends-received deduction if such Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends-received deduction may also be reduced as a result of a Fund’s securities lending activities. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund’s taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. Such long-term capital gain attributable to Fund sales and exchanges occurring on or after May 6, 2003 will be taxed at a maximum rate of 15% (5% for those shareholders in the 10% or 15% tax brackets). Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

     When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statement for the period that it held shares). If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year, and short-term otherwise. In general, for sales and exchanges occurring on or after May 6, 2003, the maximum long-term capital gain rate will be 15% for capital gains on assets held more than one year (5% for those shareholders in the 10% or 15% tax brackets). Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as “backup withholding,” federal income tax at a 28% rate from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting its local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to a shareholder’s account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law. Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging

Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8 BCN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at a 28% rate from dividends (including capital gain dividends) and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

State and Local

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

FINANCIAL STATEMENTS

     The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent auditors, contained in each Fund’s 2003 Annual Report are hereby incorporated by reference. The financial statements in each Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial highlights included in each Fund’s Annual Report for periods ending on or before August 31, 1999 were audited by the Funds’ former independent auditors. No other parts of any Annual Report are incorporated by reference herein. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectus.

PROXY VOTING

     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

OTHER INFORMATION

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     As stated in the Prospectuses, the Trust may authorize Service Organizations, Authorized Dealers and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) in connection with the sale and distribution of shares of the Funds and/or for the servicing of those shares. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in the Funds’ Prospectuses and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% of the amount invested.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares and Class C Shares Only)

     Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide-Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act, and finance distribution and other services that are provided to investors in the Funds, and enable the Funds to offer investors the choice of investing in either Class A, Class B or Class C Shares when investing in the Funds. In addition, distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.

     The Plans for each Fund were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on April 24, 2003.

     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund’s average daily net assets attributable to Class A, Class B and Class C Shares respectively, of such Fund. Under the Plans for Class A (CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds only), Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund’s average daily net assets attributable to

Class A, Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until May 1, 2004 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2003, August 31, 2002 and August 31, 2001 by each Fund then in existence pursuant to the Class A Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2003	2002	2001

Balanced Fund	$274,964	$269,964	$304,187
Growth and Income Fund	794,740	821,176	1,123,975
CORE Large Cap Value Fund	172,010	209,840	252,999
CORE U.S. Equity Fund	821,357	1,064,674	1,450,295
CORE Large Cap Growth Fund	310,676	493,748	897,013
CORE Small Cap Equity Fund	179,960	134,618	127,047
CORE International Equity Fund	380,968	444,633	605,720
Capital Growth Fund	3,462,450	4,532,390	5,843,508
Strategic Growth Fund	318,862	310,228	272,584
Growth Opportunities Fund	907,973	1,158,531	782,550
Mid Cap Value Fund	945,970	533,594	132,340
Small Cap Value Fund	1,077,753	818,069	469,961
Large Cap Value Fund	531,232	496,023	88,353
International Equity Fund	1,885,790	3,835,806	5,991,909
European Equity Fund	145,307	278,764	580,268
Japanese Equity Fund	79,713	84,979	214,882
International Growth Opportunities Fund	172,388	441,218	1,197,973
Emerging Markets Equity Fund	100,600	137,091	224,629
Asia Growth Fund	126,651	160,617	265,912
Research Select Fund	270,625	545,134	798,800
Concentrated Growth Fund[1]	63,758	N/A	N/A

[1]	The Class A Share class of the Concentrated Growth Fund commenced operations on September 3, 2002.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2003, August 31, 2002 and August 31, 2001 by each Fund then in existence pursuant to the Class B Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2003	2002	2001

Balanced Fund	$243,470	$270,391	$304,056
Growth and Income Fund	750,181	904,906	1,212,045
CORE Large Cap Value Fund	171,821	217,615	205,783
CORE U.S. Equity Fund	1,153,400	1,639,313	2,213,541
CORE Large Cap Growth Fund	891,678	1,411,285	2,335,528
CORE Small Cap Equity Fund	158,624	184,885	164,228
CORE International Equity Fund	55,226	73,281	100,872
Capital Growth Fund	2,212,418	3,095,070	3,893,229
Strategic Growth Fund	95,957	130,115	163,190
Growth Opportunities Fund	698,500	797,978	579,323
Mid Cap Value Fund	957,272	647,422	313,397
Small Cap Value Fund	766,905	614,781	354,818
Large Cap Value Fund	119,329	114,241	48,744
International Equity Fund	267,241	406,167	635,373
European Equity Fund	15,966	23,506	36,028
Japanese Equity Fund	14,045	19,804	35,716
International Growth Opportunities Fund	11,311	14,922	21,369
Emerging Markets Equity Fund	12,335	14,663	17,159
Asia Growth Fund	26,090	34,930	47,638
Research Select Fund	1,362,744	2,351,692	3,087,136
Concentrated Growth Fund[1]	578	N/A	N/A

[1]	The Class B Share class of the Concentrated Growth Fund commenced operations on September 3, 2002.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2003, August 31, 2002 and August 31, 2001 by each Fund then in existence pursuant to the Class C Plan:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	August 31,	August 31,	August 31,
	2003	2002	2001

Balanced Fund	$53,285	$64,367	$77,105
Growth and Income Fund	88,818	99,803	124,514
CORE Large Cap Value Fund	119,700	137,463	135,589
CORE U.S. Equity Fund	344,787	434,756	527,248
CORE Large Cap Growth Fund	365,173	630,630	1,079,564
CORE Small Cap Equity Fund	120,424	106,635	85,276
CORE International Equity Fund	35,978	44,562	59,158
Capital Growth Fund	952,934	1,230,690	1,350,820
Strategic Growth Fund	60,364	65,376	67,665
Growth Opportunities Fund	507,514	529,783	379,330
Mid Cap Value Fund	448,507	258,454	97,229
Small Cap Value Fund	541,674	300,258	115,088
Large Cap Value Fund	61,618	43,587	18,151
International Equity Fund	126,897	157,717	202,282
European Equity Fund	7,718	9,822	14,431
Japanese Equity Fund	19,414	24,838	28,613
International Growth Opportunities Fund	13,574	16,297	24,602
Emerging Markets Equity Fund	6,981	6,943	7,811
Asia Growth Fund	9,490	11,145	14,607
Research Select Fund	644,149	1,269,306	1,667,034
Concentrated Growth Fund[1]	96	N/A	N/A

[1]	The Class C Share class of the Concentrated Growth Fund commenced operations on September 3, 2002.

     During the fiscal year ended August 31, 2003, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:

		Compensation and			Preparation and
		Expenses of the	Allocable Overhead,	Printing and Mailing of	Distribution of Sales
	Compensation to	Distributor and Its Sale	Telephone and Travel	Prospectuses to Other Than	Literature and
	Dealers[1]	Personnel	Expenses	Current Shareholders	Advertising	Totals

Fiscal Year Ended August 31, 2003:
Balanced Fund	$332,307	$274,868	$278,429	$(2,532)	$44,480	$927,551
Growth and Income Fund	756,195	281,874	267,574	8,903	70,541	1,385,087
CORE Large Cap Value Fund	230,646	109,737	94,957	992	17,962	454,294
CORE U.S. Equity Fund	879,522	236,125	153,476	5,255	26,360	1,300,738
CORE Large Cap Growth Fund	424,311	76,743	69,354	568	17,150	588,125
CORE Small Cap Equity Fund	191,771	172,321	136,691	572	38,005	539,360
CORE International Equity Fund	185,888	493,305	397,560	11,374	82,817	1,170,946
Capital Growth Fund	3,101,622	1,321,642	735,114	42,447	178,644	5,379,469
Strategic Growth Fund	146,732	382,839	196,619	4,417	9,454	740,060
Growth Opportunities Fund	543,104	792,519	288,462	5,616	53,759	1,683,461
Mid Cap Value Fund	789,165	815,148	499,547	2,138	106,985	2,212,983
Small Cap Value Fund	797,504	877,168	447,428	7,525	107,543	2,237,169
Large Cap Value Fund	138,623	668,660	227,800	4,843	62,758	1,102,683
International Equity Fund	856,199	1,873,041	1,241,001	(15,800)	238,938	4,193,379
European Equity Fund	18,430	288,852	174,627	343	36,749	519,001
Japanese Equity Fund	17,102	172,749	129,909	733	30,246	350,738
International Growth Opportunities Fund	58,141	484,909	408,760	984	76,820	1,029,615
Emerging Markets Equity Fund	27,323	175,199	135,058	2,078	30,074	369,733
Asia Growth Fund	47,987	200,009	160,873	1,459	34,398	444,727
Research Select Fund	289,774	41,822	38,905	753	8,857	380,111
Concentrated Growth Fund[2]	1,388	205,321	152,078	3,572	35,188	397,547

[1]	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

     During the fiscal year ended August 31, 2003 Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares then in existence:

		Compensation and			Preparation and
		Expenses of the	Allocable Overhead,	Printing and Mailing of	Distribution of Sales
	Compensation to	Distributor and Its Sale	Telephone and Travel	Prospectuses to Other Than	Literature and
	Dealers[1]	Personnel	Expenses	Current Shareholders	Advertising	Totals

Fiscal Year Ended August 31, 2003:
Balanced Fund	$387,443	$58,504	$62,414	$(574)	$9,799	$517,586
Growth and Income Fund	2,400,672	60,602	63,148	1,942	15,791	2,542,155
CORE Large Cap Value Fund	262,685	23,346	24,673	364	4,958	316,026
CORE U.S. Equity Fund	1,922,482	51,579	54,765	1,917	9,528	2,040,272
CORE Large Cap Growth Fund	2,175,280	48,344	51,528	647	12,962	2,288,761
CORE Small Cap Equity Fund	220,489	30,580	32,107	213	9,837	293,226
CORE International Equity Fund	99,787	27,705	29,913	764	5,867	164,035
Capital Growth Fund	4,239,774	106,330	119,830	7,202	28,978	4,502,114
Strategic Growth Fund	172,005	15,005	15,083	378	897	203,368
Growth Opportunities Fund	991,791	54,381	56,462	1,254	10,913	1,114,801
Mid Cap Value Fund	1,088,069	125,742	131,379	483	26,571	1,372,245
Small Cap Value Fund	979,980	77,549	81,432	1,178	18,731	1,158,869
Large Cap Value Fund	105,011	12,251	12,843	323	3,567	133,996
International Equity Fund	600,852	80,989	85,866	(554)	16,595	783,747
European Equity Fund	38,739	9,250	9,790	69	2,174	60,021
Japanese Equity Fund	41,975	10,784	11,522	49	2,407	66,736
International Growth Opportunities Fund	20,765	12,317	13,060	52	2,775	48,970
Emerging Markets Equity Fund	22,586	7,846	8,347	111	1,908	40,798
Asia Growth Fund	67,930	16,332	17,157	170	3,669	105,258
Research Select Fund	3,930,010	46,988	49,888	1,155	11,737	4,039,778
Concentrated Growth Fund[2]	140	361	386	23	85	996

[1]	Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

     During the fiscal year ended August 31, 2003 Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares then in existence:

		Compensation and
		Expenses of the	Allocable Overhead,
	Compensation to	Distributor and Its Sale	Telephone and Travel
	Dealers[1]	Personnel	Expenses

Fiscal Year Ended August 31, 2003:
Balanced Fund	$45,593	$13,035	$13,909
Growth and Income Fund	86,086	7,118	7,425
CORE Large Cap Value Fund	118,235	16,573	17,025
CORE U.S. Equity Fund	337,679	15,801	16,236
CORE Large Cap Growth Fund	357,834	19,788	21,084
CORE Small Cap Equity Fund	122,348	22,649	23,441
CORE International Equity Fund	35,235	18,098	19,524
Capital Growth Fund	969,548	46,178	51,096
Strategic Growth Fund	67,159	9,048	9,082
Growth Opportunities Fund	515,209	39,460	40,907
Mid Cap Value Fund	466,483	58,160	61,012
Small Cap Value Fund	569,254	54,114	56,844
Large Cap Value Fund	53,660	6,251	6,526
International Equity Fund	126,881	37,538	39,752
European Equity Fund	9,003	4,336	4,617
Japanese Equity Fund	25,934	14,604	15,677
International Growth Opportunities Fund	13,683	14,792	15,657
Emerging Markets Equity Fund	7,049	4,357	4,630
Asia Growth Fund	14,248	5,698	6,059
Research Select Fund	636,597	22,240	23,575
Concentrated Growth Fund[2]	68	260	283

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Preparation and
	Printing and Mailing of	Distribution of Sales
	Prospectuses to Other Than	Literature and
	Current Shareholders	Advertising	Totals

Fiscal Year Ended August 31, 2003:
Balanced Fund	$(132)	$1,995	$74,400
Growth and Income Fund	220	1,819	102,669
CORE Large Cap Value Fund	268	3,643	155,743
CORE U.S. Equity Fund	565	2,892	373,172
CORE Large Cap Growth Fund	248	5,278	404,232
CORE Small Cap Equity Fund	194	7,332	175,964
CORE International Equity Fund	464	4,016	77,337
Capital Growth Fund	3,003	12,413	1,082,238
Strategic Growth Fund	247	606	86,142
Growth Opportunities Fund	952	7,972	604,501
Mid Cap Value Fund	299	12,299	598,253
Small Cap Value Fund	1,101	13,755	695,069
Large Cap Value Fund	262	2,124	68,823
International Equity Fund	(182)	7,965	211,953
European Equity Fund	44	1,124	19,125
Japanese Equity Fund	(71)	3,128	59,272
International Growth Opportunities Fund	104	3,055	47,291
Emerging Markets Equity Fund	13	996	17,046
Asia Growth Fund	(25)	1,219	27,199
Research Select Fund	487	5,424	688,323
Concentrated Growth Fund[2]	14	37	662

[1]	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)

     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.

Maximum Sales Charges

     Class A Shares of each Fund are sold with a maximum sales charge of 5.5%. Using the initial offering price per share as of August 31, 2003, the maximum offering price of each Fund’s Class A Shares would be as follows:

		Maximum	Offering
	Net Asset	Sales	Price to
	Value	Charge	Public

Balanced Fund	$17.21	5.5%	$18.21
Growth and Income Fund	19.22	5.5%	20.34
CORE U.S. Equity Fund	22.57	5.5%	23.88
CORE Large Cap Value Fund	9.48	5.5%	10.03
CORE Large Cap Growth Fund	10.33	5.5%	10.93
CORE Small Cap Equity Fund	11.61	5.5%	12.29
CORE International Equity Fund	7.66	5.5%	8.11
Capital Growth Fund	17.07	5.5%	18.06
Strategic Growth Fund	7.79	5.5%	8.24
Growth Opportunities Fund	17.38	5.5%	18.39
Mid Cap Value Fund	25.37	5.5%	26.85
Small Cap Value Fund	33.77	5.5%	35.74
Large Cap Value Fund	9.86	5.5%	10.43
International Equity Fund	13.41	5.5%	14.19
European Equity Fund	8.23	5.5%	8.71
Japanese Equity Fund	7.39	5.5%	7.82
International Growth Opportunities Fund	9.22	5.5%	9.76
Emerging Markets Equity Fund	9.14	5.5%	9.67
Asia Growth Fund	9.37	5.5%	9.92
Research Select Fund	5.65	5.5%	5.98
Concentrated Growth Fund	11.64	5.5%	12.32

     You may purchase Class A Shares of the Funds without an initial sales charge or a CDSC using the proceeds from shares redeemed from a registered open-end management investment company that is neither (i) a money market fund nor (ii) distributed or managed by Goldman Sachs or its affiliates (“Eligible Funds”). To qualify for this waiver all of the following conditions must be met:

(1)	The redemption of the Eligible Fund shares must be within 60 days of the purchase of the Class A Shares of the Funds;

(2)	Your broker must have entered into an agreement with Goldman Sachs concerning this sales charge waiver;

(3)	Purchases of Class A Shares must be made through your broker and the waiver must be requested when the purchase order is placed;

(4)	The proceeds used to purchase Class A Shares may not be from the redemption of money market fund shares;

(5)	If you use your redemption proceeds to purchase shares of a money market fund of the Trust, a subsequent exchange of those money market fund shares will be subject to a sales charge; and

(6)	The Distributor may require evidence of your qualification for this waiver.

Other Purchase Information

     If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A Shares (acquired by purchase or exchange) of a Fund and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 or more). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A Shares of Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)

     If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions

     Shareholders may receive dividends and distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Fund or the Tax-Exempt Diversified Fund, if they hold Class A Shares of a Fund, or ILA, Class B or Class C Shares of the Prime Obligations Fund, if they hold Class B or Class C Shares of a Fund (the “ILA Funds”).

     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

     A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Funds into an identical account of another Goldman Sachs Fund or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges

     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.

Systematic Withdrawal Plan

     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

SERVICE AND SHAREHOLDER ADMINISTRATION PLANS
(Service Shares Only)

     The Funds have adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to the Service Shares which authorize the Funds to compensate Service Organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:

     (a)  Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the

Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.

     (b)  Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (ii) establishing and maintaining, or assist in establishing and maintaining, individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing, or assist in processing, confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting, or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules.

     As compensation for such services, each Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

     The amount of the service and shareholder administration fees paid by each Fund then in existence to Service Organizations pursuant to the Plans was as follows for the fiscal years ended August 31, 2003, August 31, 2002 and August 31, 2001. Prior to January 30, 2001, the Funds had a single Service Plan which provided fees for both personal and account maintenance services and shareholder administration services at the same aggregate rate.

	Fiscal year	Fiscal year	Fiscal year
	Ended	Ended	Ended
	August 31,	August 31,	August 31,
	2003	2002	2001

Balanced Fund	$58	$0	$122
Growth and Income Fund	17,041	24,093	34,479
CORE Large Cap Value Fund	1,405	466	140
CORE U.S. Equity Fund	33,081	36,923	47,998
CORE Large Cap Growth Fund	1,838	4,521	10,754
CORE Small Cap Equity Fund	144,907	18,249	661
CORE International Equity Fund	121	99	116
Capital Growth Fund	28,509	41,794	55,055
Strategic Growth Fund	5	7	7
Growth Opportunities Fund	2,375	1,762	970
Mid Cap Value Fund	9,809	1,880	1,176
Small Cap Value Fund	15,821	13,605	2,035
Large Cap Value Fund	7	7	7
International Equity Fund	19,659	25,410	25,229
European Equity Fund	7	7	9

	Fiscal year	Fiscal year	Fiscal year
	Ended	Ended	Ended
	August 31,	August 31,	August 31,
	2003	2002	2001

Japanese Equity Fund	5	7	10
International Growth Opportunities Fund	154	92	30
Emerging Markets Equity Fund	456	32	16
Asia Growth Fund	N/A	N/A	N/A
Research Select Fund	57	60	90
Concentrated Growth Fund[1]	7	N/A	N/A

[1]	Prior to September 3, 2002, the Concentrated Growth Fund had not offered Service Shares.

     The Funds have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 24, 2003. The Plans and related Service Agreements will remain in effect until May 1, 2004 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the affected Fund’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

     “A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     “A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

     “A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     “B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     “D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

1-A

     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

     “P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     “P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     “P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

     “NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Fitch Ratings, Inc. (“Fitch”) short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     “F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

     “F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     “F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     “B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     “C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     “D” - Securities are in actual or imminent payment default.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

2-A

     R-1 Prime Credit Quality

     R-2 Adequate Credit Quality

     R-3 Speculative

     All three DBRS rating categories for short-term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

     “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

     “R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

     “R-1 (low)” - Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     “R-2 (high)”, “R-2 (middle)”, “R-2 (low)” - Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

     “R-3 (high)”, “R-3 (middle)”, “R-3 (low)” - Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the

3-A

level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor’s for long-term issues:

     “AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     “AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     “A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     “BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated “BB,” “B,” “CCC,” “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     “BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     “CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     “CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

     “C” - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     “D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not

4-A

expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

—	PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody’s for long-term debt:

     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

     “A” – Obligations rated “A” are considered upper-medium-grade and are subject to low credit risk.

     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

     “Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

     “AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

5-A

     “AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     “A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     “BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     “BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     “B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     “CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

     “DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

     The following summarizes the ratings used by DBRS for long-term debt:

     “AAA” - Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is

6-A

favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

     “AA” - Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     “A” - Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

     “BBB” - Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

     “BB” - Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

     “B” - Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     “CCC” / “CC” / “C” - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”. Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

     “D” - This category indicates bonds in default of either interest or principal.

     (“high,” “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

Municipal Note Ratings

     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

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     “SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     “SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     “SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody’s for these short-term obligations:

     “MIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     “MIG-2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     “MIG-3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     “SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade of VMIG rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     VMIG rating expirations are a function of each issue’s specific structural or credit features.

     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “VMIG-3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain

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the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

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GOLDMAN, SACHS & CO.’S INVESTMENT BANKING AND SECURITIES ACTIVITIES

     Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client services.

     With fifty offices worldwide Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issues from 1989-2001.*

     The number one lead manager of U.S. common stock offerings from 1989-2001.*

     The number one lead manager for initial public offerings (IPOs) worldwide from 1989-2001.*

     *     Source: Security Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights. Ranking based on dollar volume issued.

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GOLDMAN, SACHS & CO.’S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs for business

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 97 years, the firm’s longest-standing client relationship)
Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford’s public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Goldman Sachs Asset Management increases assets under management by 100% over 1996

Dow Jones Industrial Average breaks 7000

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1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company

Goldman Sachs Asset Management launches the Goldman Sachs Internet Tollkeeper Fund; becomes the year’s second most successful new fund launch

2000	Goldman Sachs CORESM Tax-Managed Equity Fund launches

Goldman Sachs Asset Management has total assets under management of $298.5 billion

2001	Goldman Sachs Asset Management reaches $100 billion in money market assets

Goldman Sachs Asset Management has total assets under management of $306 billion

Goldman Sachs acquires Spear, Leeds and Kellogg

2002	Advises and services the wealth management needs of 45% of the Forbes 400*

2003	Goldman Sachs acquires The Ayco Company, L.P., one of the oldest and largest financial planning firms in the United States

Goldman Sachs combines its Australian operations with Australian securities firm JBWere, one of the most respected and oldest (having been founded in 1840) financial institutions in the region, to form Goldman Sachs JBWere

*	Source: Forbes.com September 2002

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APPENDIX C

Statement of Intention
(applicable only to Class A Shares)

     If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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